UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5962

Name of Registrant: Vanguard Variable Insurance Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2008–June 30, 2008

Item 1: Reports to Shareholders

>  Global stock markets performed weakly, beset by heightened economic uncertainty.

>  The stocks of energy companies and raw-materials producers were among the few bright spots.

>  U.S. bonds produced modestly positive returns.

Contents

Market Perspective
Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Investment-Grade Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Market Perspective

Dear Planholder,

This report begins with a look at the market environment during the past six months. In the pages that follow, you’ll find a review of the performance of your portfolio.

Each of the portfolios in the Vanguard Variable Insurance Fund can be a component in an investment program that includes a mix of stock, bond, and money market holdings suited to your unique circumstances. Such a balanced and diversified approach helps put you in a position to meet your long-term financial goals.

In closing, it’s my pleasure to introduce the fund’s new president, F. William McNabb III. Bill is a man of great character and integrity who is intimately familiar with all aspects of Vanguard—from how we serve our clients to how we invest for them.

Bill and I have worked together very closely for more than two decades. I’m thrilled that the fund’s board elected him president and designated him to succeed me as chief executive officer, a role he will assume within a year, after an orderly transition. Bill and the rest of our team will serve you and our other clients extremely well in the years ahead.

We thank you for entrusting your assets

to Vanguard.

John J. Brennan

Chairman and Chief Executive Officer

The Vanguard Group

July 16, 2008

Stocks worldwide struggled in downbeat economic environment

The broad U.S. stock market faltered during the half-year as investors digested a series of dispiriting economic developments. Prices for oil and other commodities soared to new highs, the housing market further deteriorated, consumer confidence wavered, and unresolved issues in the credit markets haunted the financials sector.

Against that backdrop, U.S. stocks grew increasingly volatile, falling in the first three months, then rallying in April and May before falling again (sharply) in June. For the six months ended June 30, the broad U.S. stock market returned –10.9%. Small-capitalization stocks performed better than large-caps, and growth stocks outpaced their value-oriented counterparts.

International stocks traced a similar path, and only a handful of major foreign markets posted positive results for the period.

Bond investors continued to prefer short-term, high-quality issues

Bonds fared better than stocks during the six months but managed only modest returns. Fixed income investors showed a marked preference for the safety of short-term, high-quality issues, most notably U.S. Treasury securities. The broad taxable bond market returned 1.1%. The tax-exempt bond market experienced unusual turbulence en route to a flat return for the period.

At its June meeting, the Federal Reserve Board voted to leave its target for the federal funds rate unchanged at 2.00%, marking the end of an aggressive rate-cutting campaign that began in September 2007. The central bank’s decision to hold rates steady signaled its growing concern about near-term inflation.

Market Barometer
	Total Returns
	Periods Ended June 30, 2008
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	–11.2%	–12.4%	8.2%
Russell 2000 Index (Small-caps)	–9.4	–16.2	10.3
Dow Jones Wilshire 5000 Index (Entire market)	–10.9	–12.5	8.8
MSCI All Country World Index ex USA (International)	–9.8	–6.2	19.4

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	1.1%	7.1%	3.9%
Lehman Municipal Bond Index	0.0	3.2	3.5
Citigroup 3-Month Treasury Bill Index	1.1	3.3	3.1

CPI
Consumer Price Index	4.2%	5.0%	3.6%

1 Annualized.

Vanguard® Balanced Portfolio

In a market that punished stocks and made bonds struggle as the aftereffects of the subprime-mortgage-market crisis continued to roil the global economy, the Balanced Portfolio performed relatively well.

The portfolio returned –5.5% for the first six months of 2008, outpacing both its benchmark and the average return of peer funds by more than 2 percentage points each.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Energy and financials sectors pulled in opposite directions

The stock portion of the Balanced Portfolio, which typically makes up about 65% of the portfolio, returned –8.7% during the first six months of the year, 3.2 percentage points better than the –11.9% return posted by the portfolio’s equity benchmark, the Standard & Poor’s 500 Index.

The only sectors not affected by the overall market decline were energy and materials, both of which took advantage of the rising prices of oil and other commodities around the globe. The fund benefited from the advisor’s solid stock selection in the energy sector, the fund’s largest weighting, which returned 9.1%. The major contributors to return were XTO Energy (+34%) and EnCana (+35%), both oil and gas exploration and production companies. The giant integrated oil companies as a group had mixed results: For example, Chevron (+8%) and France’s Total SA (+5%) made positive contributions to return, but the stock of ExxonMobil, despite the company’s much publicized climb in earnings, returned –5%.

The portfolio’s second-largest sector on average, financials, was its primary weak spot, as major banks and brokerages reevaluated their assets and navigated a treacherous credit market. Major detractors to the portfolio’s return included Bank of America (–40%) and UBS AG (–53%). Results of industrials and health care stocks also substantially reduced the portfolio’s absolute return.

Bond return reflected investors’ shifting sentiment

The bond portion of the Balanced Portfolio, which the advisor seeks to maintain at 35% of assets, returned –0.29%, close to the result of the portfolio’s fixed income benchmark. The return reflected a shift in sentiment by bond investors during the six months as worries continued about further fallout from the subprime-mortgage debacle and the economic outlook.

The greater relative stability of the Balanced Portfolio’s bond component acts like a cushion, tempering the greater relative volatility of its stock component. Underlying this strategy is the advisor’s emphasis on careful, independent research while focusing on high-quality bond issues.

For more on the strategy and positioning of the Balanced Portfolio, please see the

Advisor’s Report that follows.

Total Returns
Six Months Ended
June 30, 2008
Vanguard Balanced Portfolio	–5.5%
Composite Stock/Bond Index[1]	–7.8
Average Mixed-Asset Target Growth Fund[2]	–7.8

Annualized Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Average Mixed-
		Asset Target
	Portfolio	Growth Fund
Balanced Portfolio	0.25%	1.13%

1	Weighted 65% S&P 500 Index and 35% Lehman U.S. Credit A or Better Index.
2	Derived from data provided by Lipper Inc.
3	Portfolio expense ratio reflects the six months ended June 30, 2008. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

1

Vanguard Balanced Portfolio

Advisor’s Report

The Balanced Portfolio returned –5.5% during the six months ended June 30, 2008. In a difficult environment, the portfolio held up better than its comparative standards: the Composite Stock/Bond Index, which is weighted 65% in large-capitalization stocks and 35% in high-quality corporate bonds, and the average result for competing mutual funds. The index returned –7.8%, which was also the peer-group average.

The investment environment

Stocks declined –11.9% during the period, as measured by the Standard & Poor’s 500 Index. Investors wrestled with inflationary concerns amid rising food and energy prices, turmoil in the credit markets, and continued home price declines.

The broad contraction of credit availability and the financial stability of banks and securities dealers remained at the top of investors’ list of concerns. In response to market events, the Federal Reserve Board cut its target for the key federal funds rate by 250 basis points, to 2.00%, during the period. The Fed also orchestrated the buyout of Bear Stearns and created special borrowing vehicles for broker-dealers, an unprecedented move.

Against this backdrop, government bond yields fell globally as investors sought out the safest assets during the spike in volatility. Corporate bonds underperformed comparable U.S. Treasury securities during the period. Worst hit were issues from firms with exposure to the residential and commercial mortgage markets.

Our successes

Good stock selection contributed to our strong equity performance relative to the benchmark, particularly in the information technology, consumer discretionary, and health care sectors. Our overweighting of the energy and materials sectors and underweighting of financials was also beneficial. Top contributors during the period included energy holdings EnCana and Chevron, retailer Wal-Mart Stores, and technology company IBM.

EnCana shares rose on strong growth in natural gas production, better-than-expected earnings, and pricing increases. The company continues to pursue higher production with investments in developing the Deep Panuke natural gas field and in longer-term projects to develop the Canadian oil sands. Chevron benefited from high profit margins resulting from tight supply and increased oil demand. We believe Chevron is well positioned to capitalize on growing Asian demand and the development of the Gorgon project in Australia. Despite the economic slowdown, Wal-Mart shares benefited from tight cost controls and reduced inventory levels. IBM shares gained on strong software earnings growth, healthy margin expansion, and a robust cash flow from its strong international business segment.

Other holdings that performed well included Syngenta and Exelon. Shares of Syngenta, the world’s largest maker of agricultural chemicals, rose after the company reported strong first-quarter sales at higher prices as demand for food and biofuels grew. Exelon, the big utility services company, benefited from elevated energy prices that boosted profitability at the company’s nuclear power plants.

Selected Equity Portfolio Changes:
Year Ended June 30, 2008

Additions	Comments
Marathon Oil	This large North American exploration and production company fell sharply to an attractive value, providing an entry point for us.
We are optimistic about new discoveries.
FedEx	We added to our position as the valuation became more attractive owing to concerns about the company’s labor costs and the
slower economy.
Siemens	We added a new position based on valuation and our expectation that the company’s restructuring plans will boost profit margins and drive earnings growth.

Deletions	Comments
Royal Dutch Shell	We eliminated our holdings after the stock surged on strong
profit growth.
Philip Morris	We eliminated our holdings after the company was spun off by
Altria Group.
McDonald’s	This long-term position was reduced as the stock reached a
new high.

2

Vanguard Balanced Portfolio

Within the fixed income portion of the portfolio, good results came from our allocation to agency pass-through mortgage-backed securities and our security selection within the corporate sector. Notably beneficial was our only minimal credit exposure to the most troubled areas of the economy—subprime mortgage lenders, home builders, and mortgage insurers.

Our shortfalls

Security selection within the financials, materials, and industrials sectors modestly detracted from results. Negative returns came from UBS, Bank of America, and General Electric, among others.

UBS shares declined after the company expanded its disclosures regarding subprime assets and loan losses from its investment banking business. Bank of America shares fell after the bank reported a decline in net income due to worsening credit losses. GE shares plunged after the company’s chief executive unexpectedly cut the annual profit forecast and quarterly earnings fell for the first time in five years, a result of the credit-market crisis.

Noticing a rise in leveraged-buyout activity last year and early this year, we reduced our corporate bond holdings to decrease the portfolio’s exposure to this unfriendly-bondholder risk. Instead, we invested those funds in commercial mortgage-backed securities with high credit ratings (from us as well as the rating agencies). This sector has underperformed corporate bonds so far this year.

The fund’s positioning

We continue to search diligently for attractively valued companies with strong operating characteristics. We are particularly interested in companies whose business fundamentals are poised to improve. As always, an above-average dividend is central to our stock-selection process.

Our discipline is focused on identifying industries with a favorable outlook for supply/demand balance. Although we remain positive regarding energy, we are reducing our exposure to North American refining stocks. Similarly, we are gradually reducing our overweighting in agricultural stocks.

For financials, the environment has been incredibly challenging, characterized by high volatility. Although we have made several changes in our financials holdings, the portfolio remains underweighted in this sector. Compared with the equity benchmark, as of June 30 the portfolio was overweighted in the energy, materials, and utilities sectors and underweighted in the information technology, consumer discretionary, and financials sectors.

Corporate bond valuations have returned to attractive levels for us, and we will be reducing our underweighting in this sector of the bond market. We will fund our purchases with sales of both commercial and agency pass-through mortgage-backed securities, the latter of which have outperformed this year.

Edward P. Bousa, CFA,

Senior Vice President and Partner

John C. Keogh, Senior Vice President and Partner

Wellington Management Company, LLP

July 14, 2008

3

Vanguard Balanced Portfolio

Portfolio Profile

As of June 30, 2008

Total Portfolio Characteristics

Yield[1]	3.5%
Turnover Rate[2]	25%
Expense Ratio[2]	0.25%
Short-Term Reserves	0.5%

Total Portfolio Volatility Measures
	Portfolio Versus	Portfolio Versus
	Composite Index[3]	Broad Index[4]
R-Squared	0.93	0.89
Beta	0.90	0.56

Equity Characteristics
		Comparative	Broad
	Portfolio	Index[5]	Index[4]
Number of Stocks	117	500	4,746
Median Market Cap	$56.2B	$44.9B	$32.3B
Price/Earnings Ratio	14.2x	16.2x	17.0x
Price/Book Ratio	2.3x	2.4x	2.4x
Dividend Yield	2.7%	2.3%	2.1%
Return on Equity	21.1%	20.8%	19.7%
Earnings Growth Rate	20.4%	19.7%	19.8%
Foreign Holdings	13.8%	0.0%	0.0%

Fixed Income Characteristics
		Comparative	Broad
	Portfolio	Index[6]	Index[7]
Number of Bonds	407	2,050	9,457
Yield to Maturity	5.9%[8]	5.8%	5.1%
Average Coupon	5.7%	5.7%	5.4%
Average Effective
Maturity	9.6 years	9.6 years	7.5 years
Average Quality[9]	Aa3	Aa3	Aa1
Average Duration	5.9 years	6.0 years	4.7 years

Ten Largest Stocks[10] (% of equity portfolio)

AT&T Inc.	integrated
	telecommunication
	services	3.6%
Chevron Corp.	integrated oil
	and gas	3.1
Total SA ADR	integrated oil
	and gas	2.8
ExxonMobil Corp.	integrated oil
	and gas	2.6
International Business	computer
Machines Corp.	hardware	2.5
General Electric Co.	industrial
	conglomerates	2.3
Exelon Corp.	electric utilities	2.2
EnCana Corp.	oil and
	gas exploration
	and production	2.1
Eli Lilly & Co.	pharmaceuticals	1.9
Abbott Laboratories	pharmaceuticals	1.8
Top Ten		24.9%
Top Ten as % of Total Net Assets		15.8%

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[5]	Index[4]
Consumer Discretionary	5.6%	8.1%	8.7%
Consumer Staples	10.7	10.8	9.2
Energy	19.7	16.2	15.6
Financials	12.0	14.3	15.2
Health Care	11.7	11.9	11.7
Industrials	12.1	11.1	11.5
Information Technology	11.0	16.5	16.5
Materials	6.5	3.8	4.4
Telecommunication Services	4.6	3.3	3.0
Utilities	6.1	4.0	4.2

Portfolio Asset Allocation

1	30-day SEC yield for the portfolio; annualized dividend yield for the indexes. See definitions on the next page.
2	Annualized.
3	Composite Stock/Bond Index, weighted 65% S&P 500 Index and 35% Lehman U.S. Credit A or Better Index.
4	Dow Jones Wilshire 5000 Index.
5	S&P 500 Index.
6	Lehman U.S. Credit A or Better Index.
7	Lehman U.S. Aggregate Bond Index.
8	Before expenses.
9	Source: Moody’s Investors Service.

10 The holdings listed exclude any equity index products.

4

Vanguard Balanced Portfolio

Distribution by Credit Quality[1]
(% of fixed income portfolio)

Aaa	18.9%
Aa	26.7
A	38.8
Baa	11.4
Ba	0.0
B	0.0
Other	4.2

Sector Diversification[2]
(% of fixed income portfolio)

Asset-Backed/Commercial Mortgage-Backed	9.6%
Finance	36.4
Foreign	5.8
Government Mortgage-Backed	5.3
Industrial	31.2
Treasury/Agency	0.0
Utilities	8.9
Other	2.8

Equity Investment Focus

Fixed Income Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

1	Source: Moody’s Investors Service.
2	The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

5

Vanguard Balanced Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 1997–June 30, 2008

Average Annual Total Returns: Periods Ended June 30, 2008
						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Balanced Portfolio	5/23/1991	–3.57%	9.15%	3.48%	3.40%	6.88%

1	Six months ended June 30, 2008.

2 Weighted 65% S&P 500 Index and 35% Lehman Credit AA or Better Index through March 31, 2000; 65% S&P 500 Index and 35% Lehman U.S. Credit A or Better Index thereafter. Note: See Financial Highlights table for dividend and capital gains information.

6

Vanguard Balanced Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2008

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (64.1%)
Consumer Discretionary (3.6%)
Comcast Corp. Class A	600,075	11,383
The Walt Disney Co.	270,600	8,443
Staples, Inc.	337,000	8,004
Honda Motor Co., Ltd ADR	222,300	7,565
Time Warner, Inc.	421,700	6,241
* Viacom Inc. Class B	136,900	4,181
NIKE, Inc. Class B	45,000	2,682
Home Depot, Inc.	87,700	2,054
* Ford Motor Co.	328,550	1,580
		52,133
Consumer Staples (6.9%)
Wal-Mart Stores, Inc.	303,900	17,079
The Procter & Gamble Co.	232,767	14,155
Nestle SA ADR	105,900	11,964
PepsiCo, Inc.	143,400	9,119
SABMiller PLC	329,214	7,521
Kimberly-Clark Corp.	115,400	6,899
Altria Group, Inc.	327,700	6,738
The Coca-Cola Co.	122,600	6,373
Sysco Corp.	229,300	6,308
Colgate-Palmolive Co.	78,000	5,390
Walgreen Co.	126,900	4,126
Kraft Foods Inc.	84,300	2,398
Unilever NV ADR	55,900	1,588
SABMiller PLC ADR	36,600	839
		100,497
Energy (12.5%)
Chevron Corp.	294,600	29,204
Total SA ADR	307,712	26,239
ExxonMobil Corp.	272,300	23,998
EnCana Corp.	212,672	19,338
Schlumberger Ltd.	119,000	12,784
XTO Energy, Inc.	184,775	12,659
Anadarko Petroleum Corp.	154,500	11,563
Marathon Oil Corp.	220,600	11,443
ConocoPhillips Co.	115,270	10,880
Eni SpA ADR	105,100	7,802
BP PLC ADR	96,300	6,700
Petroleo Brasileiro SA ADR	76,500	5,419
Sasol Ltd. Sponsored ADR	51,000	3,006
El Paso Corp.	100,000	2,174
		183,209
Financials (7.7%)
Bank of America Corp.	588,035	14,036
ACE Ltd.	191,300	10,539
State Street Corp.	149,600	9,573
Muenchener
Rueckversicherungs-
Gesellschaft
AG (Registered)	47,625	8,353
The Hartford Financial
Services Group Inc.	116,300	7,509

		Market
		Value•
	Shares	($000)
ING Groep NV - Sponsored
ADR	232,100	7,323
Citigroup, Inc.	426,033	7,140
* UBS AG (New York Shares)	336,371	6,949
Capital One Financial Corp.	176,500	6,709
American
International Group, Inc.	187,300	4,956
Freddie Mac	302,000	4,953
Prudential Financial, Inc.	82,800	4,946
PNC Financial
Services Group	86,500	4,939
Merrill Lynch & Co., Inc.	86,100	2,730
JPMorgan Chase & Co.	68,548	2,352
Wachovia Corp.	147,000	2,283
U.S. Bancorp	81,100	2,262
Lehman Brothers
Holdings, Inc.	106,400	2,108
Comerica, Inc.	65,400	1,676
Marsh &
McLennan Cos., Inc.	37,900	1,006
		112,342
Health Care (7.5%)
Eli Lilly & Co.	394,300	18,201
Abbott Laboratories	323,800	17,152
Medtronic, Inc.	322,500	16,689
Schering-Plough Corp.	552,200	10,873
Wyeth	217,500	10,431
Bristol-Myers Squibb Co.	430,400	8,836
AstraZeneca Group PLC ADR	183,600	7,809
Teva Pharmaceutical
Industries Ltd.
Sponsored ADR	149,300	6,838
UnitedHealth Group Inc.	190,100	4,990
Sanofi-Aventis ADR	126,723	4,211
Cardinal Health, Inc.	50,500	2,605
UCB SA	28,790	1,062
		109,697
Industrials (7.8%)
General Electric Co.	790,800	21,106
Deere & Co.	213,100	15,371
Lockheed Martin Corp.	104,400	10,300
Waste Management, Inc.	267,700	10,095
Canadian National
Railway Co.	191,600	9,212
Siemens AG	71,983	7,980
Northrop Grumman Corp.	100,400	6,717
United Parcel Service, Inc.	108,200	6,651
FedEx Corp.	81,000	6,382
Avery Dennison Corp.	109,100	4,793
Parker Hannifin Corp.	60,600	4,322
Illinois Tool Works, Inc.	69,800	3,316
The Boeing Co.	40,000	2,629
Mitsui & Co., Ltd.	106,000	2,340
British Airways PLC	540,023	2,300
		113,514

		Market
		Value•
	Shares	($000)
Information Technology (7.1%)
International Business
Machines Corp.	200,600	23,777
Applied Materials, Inc.	517,400	9,877
Accenture Ltd.	240,500	9,793
Microsoft Corp.	322,800	8,880
Automatic Data
Processing, Inc.	169,400	7,098
Texas Instruments, Inc.	243,300	6,851
Intel Corp.	256,000	5,499
Canon, Inc.	102,300	5,266
Keyence Corp.	19,400	4,624
ASML Holding NV	179,102	4,384
QUALCOMM Inc.	98,100	4,353
* Autodesk, Inc.	122,400	4,138
Hewlett-Packard Co.	87,200	3,855
ASML Holding NV
(New York Shares)	107,722	2,628
Taiwan Semiconductor
Manufacturing Co., Ltd.
ADR	175,200	1,911
		102,934
Materials (4.2%)
Syngenta AG ADR	191,800	12,409
International Paper Co.	339,300	7,906
E.I. du Pont de
Nemours & Co.	165,486	7,098
Alcoa Inc.	185,200	6,597
Companhia Vale do
Rio Doce ADR	168,540	6,037
Rohm & Haas Co.	116,700	5,420
Air Products &
Chemicals, Inc.	51,900	5,131
Newmont Mining Corp.
(Holding Co.)	79,400	4,142
Holcim Ltd. (Registered)	47,648	3,851
Dow Chemical Co.	74,300	2,594
		61,185
Telecommunication Services (2.9%)
AT&T Inc.	1,011,222	34,068
Verizon Communications Inc.	253,412	8,971
		43,039
Utilities (3.9%)
Exelon Corp.	227,300	20,448
FPL Group, Inc.	176,700	11,588
Dominion Resources, Inc.	234,300	11,127
PG&E Corp.	176,700	7,013
Veolia Environment ADR	80,700	4,507
Progress Energy, Inc.	51,500	2,154
		56,837
Total Common Stocks
(Cost $778,792)		935,387

7

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Agency Obligations (1.9%)
Mortgage-Backed Securities (1.9%)
[1,2]	Federal National Mortgage Assn.	6.000%	4/1/21–
			8/1/21	1,840	1,888
2	Government National
	Mortgage Assn.	5.500%	2/15/33–
			3/15/38	15,443	15,405
2	Government National
	Mortgage Assn.	6.000%	7/15/26–
			4/15/36	8,858	9,022
2	Government National
	Mortgage Assn.	6.500%	5/15/28–
			7/15/31	241	252
2	Government National
	Mortgage Assn.	7.000%	11/15/31–
			11/15/33	513	547
2	Government National
	Mortgage Assn.	8.000%	9/15/30	100	107
Total U.S. Agency Obligations (Cost $26,987)					27,221
Corporate Bonds (30.2%)
Asset-Backed/Commercial Mortgage-Backed Securities (3.4%)
2	Adjustable Rate Mortgage Trust	5.688%	3/25/36	467	377
2	AmeriCredit Automobile
	Receivables Trust	5.210%	10/6/11	545	535
2	Asset Securitization Corp.	6.750%	2/14/43	112	112
2	Banc of America Commercial
	Mortgage, Inc.	5.929%	5/10/45	1,000	977
2	Bank One Issuance Trust	3.860%	6/15/11	1,000	1,000
2	Bank One Issuance Trust	3.450%	10/17/11	1,000	996
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.630%	4/12/38	955	921
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	4.740%	3/13/40	1,000	955
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.540%	9/11/41	2,000	1,914
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.537%	10/12/41	1,910	1,824
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	4.825%	11/11/41	1,995	1,862
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	4.933%	2/13/42	765	718
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	4.871%	9/11/42	740	688
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.331%	2/11/44	1,625	1,506
2	Capital One Auto Finance Trust	5.450%	2/15/11	34	34
2	Capital One Auto Finance Trust	5.070%	7/15/11	375	371
2	CarMax Auto Owner Trust	4.910%	1/18/11	860	863
2	Chase Issuance Trust	4.650%	12/17/12	1,000	1,008
2	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.399%	7/15/44	2,000	1,907
2	Commercial Mortgage Pass
	Through Certificates	5.116%	6/10/44	750	708
2	Commercial Mortgage Pass-
	Through Certificates	5.961%	6/10/46	2,100	2,053
2	Countrywide Home Loans	6.000%	5/25/37	560	519
2	Credit Suisse Mortgage

	Capital Certificates	5.609%	2/15/39	2,000	1,926
2	DaimlerChrysler Auto Trust	4.980%	2/8/11	455	457
2	Greenwich Capital Commercial
	Funding Corp.	4.915%	1/5/36	1,000	956
2	Greenwich Capital Commercial
	Funding Corp.	5.317%	6/10/36	1,000	972
2	Greenwich Capital Commercial
	Funding Corp.	5.224%	4/10/37	240	228
2	Greenwich Capital Commercial
	Funding Corp.	4.799%	8/10/42	1,950	1,813
2	GS Mortgage Securities Corp. II	5.396%	8/10/38	1,000	967

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	GSR Mortgage Loan Trust	5.780%	5/25/47	1,346	1,225
2	Honda Auto Receivables
	Owner Trust	3.820%	5/21/10	442	442
2	Household Automotive Trust	5.280%	9/17/11	1,548	1,558
2	JPMorgan Chase Commercial
	Mortgage Securities	4.899%	1/12/37	960	900
2	LB-UBS Commercial
	Mortgage Trust	4.954%	9/15/30	1,300	1,219
2	LB-UBS Commercial
	Mortgage Trust	5.347%	11/15/38	2,000	1,886
[2,3]	Marriott Vacation Club
	Owner Trust	5.362%	10/20/28	385	368
2	Morgan Stanley Capital I	4.780%	12/13/41	1,725	1,603
2	Morgan Stanley Capital I	5.230%	9/15/42	510	485
2	Morgan Stanley Capital I	4.700%	7/15/56	1,530	1,414
2	Morgan Stanley Dean
	Witter Capital I	4.740%	11/13/36	1,000	960
2	Morgan Stanley Mortgage
	Loan Trust	6.000%	8/25/37	493	452
2	Nissan Auto Lease Trust	5.110%	3/15/10	1,000	1,009
2	PSE&G Transition Funding LLC	6.450%	3/15/13	238	246
2	Sequoia Mortgage Trust	5.762%	2/20/47	1,992	1,834
2	USAA Auto Owner Trust	4.130%	11/15/11	754	755
2	Wachovia Auto Owner Trust	4.930%	11/20/12	1,000	1,001
2	Wachovia Bank Commercial
	Mortgage Trust	5.118%	7/15/42	750	708
2	Wells Fargo Mortgage Backed
	Securities Trust	6.024%	9/25/36	1,053	971
2	WFS Financial Owner Trust	3.930%	2/17/12	655	656
2	World Omni Auto
	Receivables Trust	3.820%	11/14/11	274	274
					49,133
Finance (12.8%)
	Banking (5.3%)
	Bank of America Corp.	4.375%	12/1/10	1,000	998
	Bank of America Corp.	5.300%	3/15/17	2,000	1,883
	Bank of America Corp.	5.625%	3/8/35	2,845	2,337
	Bank of America Corp.	6.000%	10/15/36	1,000	932
2	Bank of America Corp.	8.000%	12/29/49	850	803
	Bank of New York Mellon	5.125%	11/1/11	1,000	1,007
	Bank of New York Mellon	4.950%	11/1/12	1,000	1,002
	Bank of New York Mellon	4.950%	3/15/15	1,345	1,298
[2,3]	Barclays Bank PLC	5.926%	12/15/49	2,000	1,707
	BB&T Corp.	4.900%	6/30/17	1,000	861
[2,3]	BTMU Curacao Holdings NV	4.760%	7/21/15	1,595	1,551
	Citigroup, Inc.	4.625%	8/3/10	600	594
	Citigroup, Inc.	5.300%	10/17/12	1,500	1,467
	Citigroup, Inc.	6.125%	11/21/17	2,320	2,256
	Citigroup, Inc.	6.625%	6/15/32	2,000	1,823
	Citigroup, Inc.	6.125%	8/25/36	1,000	852
	Credit Suisse First
	Boston USA, Inc.	6.500%	1/15/12	2,000	2,074
	Credit Suisse New York	5.000%	5/15/13	2,250	2,217
	Deutsche Bank AG London	5.375%	10/12/12	825	836
	Deutsche Bank Financial LLC	5.375%	3/2/15	1,963	1,909
	Fifth Third Bank	4.200%	2/23/10	2,000	1,922
3	HBOS Treasury Services PLC	6.000%	11/1/33	2,395	1,926
	HSBC Bank USA	4.625%	4/1/14	1,290	1,239

	HSBC Holdings PLC	6.500%	5/2/36	1,000	935
	Huntington National Bank	4.900%	1/15/14	1,000	915
	JPMorgan Chase & Co.	6.750%	2/1/11	1,000	1,041
	JPMorgan Chase & Co.	5.125%	9/15/14	1,000	939
	JPMorgan Chase & Co.	6.000%	1/15/18	2,500	2,429
2	JPMorgan Chase & Co.	7.900%	12/29/49	1,233	1,151
	Mellon Bank NA	4.750%	12/15/14	250	240
3	Mizuho Finance (Cayman)	5.790%	4/15/14	2,000	2,020
	National City Bank	4.150%	8/1/09	1,725	1,656
	National City Corp.	6.875%	5/15/19	1,000	748
	Northern Trust Co.	5.300%	8/29/11	1,205	1,233

8

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Northern Trust Co.	5.200%	11/9/12	1,025	1,023
3	Overseas Chinese Banking Corp.	7.750%	9/6/11	600	648
	Paribas NY	6.950%	7/22/13	2,000	2,158
	PNC Bank NA	4.875%	9/21/17	1,500	1,325
2	PNC Funding Corp.	8.250%	5/31/49	1,300	1,274
	Royal Bank of Scotland Group
	PLC	5.000%	10/1/14	300	292
	Royal Bank of Scotland Group
	PLC	5.050%	1/8/15	2,440	2,332
3	Santander U.S. Debt,
	S.A. Unipersonal	4.750%	10/21/08	900	904
	State Street Corp.	5.375%	4/30/17	2,775	2,707
	SunTrust Banks, Inc.	4.250%	10/15/09	320	318
	UBS AG	5.875%	7/15/16	2,000	1,974
	UFJ Finance Aruba AEC	6.750%	7/15/13	2,000	2,070
	US Bank NA	6.300%	2/4/14	1,000	1,045
	Wachovia Bank NA	6.600%	1/15/38	2,000	1,783
	Wachovia Corp.	7.500%	4/15/35	1,000	1,002
	Washington Mutual Bank	5.125%	1/15/15	1,000	757
3	WEA Finance LLC	7.125%	4/15/18	1,000	1,017
	Wells Fargo & Co.	5.125%	9/1/12	1,000	992
	Wells Fargo & Co.	5.250%	10/23/12	1,000	993
	Wells Fargo Bank NA	6.450%	2/1/11	2,000	2,097
2	Wells Fargo Capital XIII	7.700%	12/29/49	1,500	1,513
	World Savings Bank, FSB	4.125%	12/15/09	1,805	1,790

	Brokerage (2.1%)
	Ameriprise Financial Inc.	5.350%	11/15/10	755	743
	Dean Witter, Discover & Co.	6.750%	10/15/13	1,000	1,009
	Goldman Sachs Group, Inc.	5.000%	1/15/11	500	503
	Goldman Sachs Group, Inc.	5.300%	2/14/12	2,000	1,997
	Goldman Sachs Group, Inc.	5.350%	1/15/16	2,500	2,417
	Goldman Sachs Group, Inc.	5.625%	1/15/17	1,000	930
	Goldman Sachs Group, Inc.	5.950%	1/18/18	1,325	1,271
	Goldman Sachs Group, Inc.	6.450%	5/1/36	2,000	1,792
	Goldman Sachs Group, Inc.	6.750%	10/1/37	1,360	1,259
	Lehman Brothers Holdings, Inc.	6.000%	7/19/12	1,500	1,451
	Lehman Brothers Holdings, Inc.	5.625%	1/24/13	1,500	1,424
	Lehman Brothers Holdings, Inc.	5.500%	4/4/16	1,500	1,360
	Lehman Brothers Holdings, Inc.	5.750%	1/3/17	2,000	1,768
	Lehman Brothers Holdings, Inc.	6.500%	7/19/17	1,000	931
	Merrill Lynch & Co., Inc.	5.770%	7/25/11	1,000	1,005
	Merrill Lynch & Co., Inc.	6.050%	5/16/16	2,000	1,836
	Merrill Lynch & Co., Inc.	6.875%	4/25/18	1,250	1,188
	Merrill Lynch & Co., Inc.	6.220%	9/15/26	1,000	869
	Morgan Stanley Dean Witter	4.000%	1/15/10	1,000	993
	Morgan Stanley Dean Witter	6.600%	4/1/12	1,000	1,021
	Morgan Stanley Dean Witter	6.000%	4/28/15	1,000	963
	Morgan Stanley Dean Witter	5.450%	1/9/17	1,000	895
	Morgan Stanley Dean Witter	6.250%	8/9/26	3,000	2,650

	Finance Companies (1.6%)
	American Express Bank, FSB	5.550%	10/17/12	1,500	1,476
	American Express Co.	4.750%	6/17/09	1,000	1,007
	American Express Credit Corp.	5.875%	5/2/13	1,300	1,294
3	American Express Travel	5.250%	11/21/11	1,000	994
	Capital One Bank	6.500%	6/13/13	650	644

Capital One Capital IV	6.745%	2/17/37	1,100	831
Capital One Financial	5.700%	9/15/11	1,070	1,007
CIT Group, Inc.	4.125%	11/3/09	1,000	884
CIT Group, Inc.	7.625%	11/30/12	555	483
Countrywide Home Loan	5.625%	7/15/09	1,000	976
General Electric Capital Corp.	6.125%	2/22/11	600	629
General Electric Capital Corp.	5.875%	2/15/12	2,000	2,068
General Electric Capital Corp.	5.250%	10/19/12	1,000	1,005
General Electric Capital Corp.	5.450%	1/15/13	1,000	1,006
General Electric Capital Corp.	6.750%	3/15/32	1,000	1,012
General Electric Capital Corp.	6.150%	8/7/37	1,545	1,454
HSBC Finance Corp.	5.700%	6/1/11	770	779
HSBC Finance Corp.	6.375%	10/15/11	1,000	1,028

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	HSBC Finance Corp.	5.500%	1/19/16	1,000	965
	International Lease
	Finance Corp.	5.400%	2/15/12	1,000	903
	International Lease
	Finance Corp.	5.300%	5/1/12	1,000	902
	NYSE Euronext	4.800%	6/28/13	1,570	1,543

	Insurance (3.1%)
	ACE INA Holdings, Inc.	5.800%	3/15/18	1,795	1,739
	Allstate Corp.	5.000%	8/15/14	1,000	1,001
	Allstate Corp.	6.750%	5/15/18	1,000	1,049
2	Allstate Corp.	6.125%	5/15/37	1,000	924
	American International
	Group, Inc.	4.700%	10/1/10	3,200	3,144
	American International
	Group, Inc.	6.250%	3/15/37	720	567
	Berkshire Hathaway
	Finance Corp.	4.625%	10/15/13	2,000	1,994
	Chubb Corp.	6.000%	5/11/37	1,000	914
3	Frank Russell Co.	5.625%	1/15/09	2,000	2,022
	Genworth Financial, Inc.	5.125%	3/15/11	1,410	1,387
	Genworth Financial, Inc.	5.750%	5/15/13	1,000	982
2	Genworth Financial, Inc.	6.150%	11/15/66	1,000	786
	Hartford Financial Services
	Group, Inc.	7.900%	6/15/10	2,000	2,123
	Hartford Financial Services
	Group, Inc.	6.000%	1/15/19	1,500	1,440
	ING USA Global	4.500%	10/1/10	1,000	1,008
	Marsh & McLennan Cos., Inc.	6.250%	3/15/12	1,000	1,018
[2,3]	Massachusetts Mutual Life	7.625%	11/15/23	2,000	2,282
3	MetLife Global Funding I	4.500%	5/5/10	2,000	2,005
3	MetLife Global Funding I	5.125%	11/9/11	1,000	1,014
3	New York Life Global Funding	3.875%	1/15/09	90	90
3	New York Life Global Funding	5.250%	10/16/12	600	609
3	New York Life Insurance	5.875%	5/15/33	2,100	1,994
3	Pacific Life Global Funding	3.750%	1/15/09	1,110	1,111
3	PRICOA Global Funding I	3.900%	12/15/08	1,100	1,102
	Principal Life Income Funding	5.125%	3/1/11	1,720	1,728
	Protective Life Secured Trust	3.700%	11/24/08	1,000	1,001
	Protective Life Secured Trust	4.850%	8/16/10	765	770
	Prudential Financial, Inc.	5.150%	1/15/13	875	860
	Prudential Financial, Inc.	4.750%	4/1/14	2,300	2,155
3	TIAA Global Markets	5.125%	10/10/12	1,380	1,398
	Travelers Cos. Inc.	5.800%	5/15/18	1,600	1,555
	UnitedHealth Group, Inc.	6.000%	11/15/17	2,000	1,963
	XL Capital Ltd.	6.500%	1/15/12	2,000	1,967

	Real Estate Investment Trusts (0.6%)
	ERP Operating LP	5.375%	8/1/16	325	301
	Kimco Realty Corp.	5.783%	3/15/16	250	232
	ProLogis	5.625%	11/15/16	1,000	915
	Realty Income Corp.	6.750%	8/15/19	1,105	1,029
	Simon Property Group Inc.	5.100%	6/15/15	1,000	924
	Simon Property Group Inc.	6.100%	5/1/16	1,800	1,769
	Simon Property Group Inc.	5.875%	3/1/17	650	621
	Simon Property Group Inc.	6.125%	5/30/18	750	720
3	Westfield Group	5.700%	10/1/16	2,000	1,853

	Other (0.1%)
3	SovRisc BV	4.625%	10/31/08	2,000	2,011
					186,057
Industrial (10.9%)
	Basic Industry (0.7%)
	Alcan, Inc.	4.500%	5/15/13	1,000	963
	Alcoa, Inc.	5.720%	2/23/19	1,496	1,398
	Alcoa, Inc.	5.870%	2/23/22	504	459
	BHP Billiton Finance	4.800%	4/15/13	1,000	970
	Dow Chemical Co.	6.125%	2/1/11	1,000	1,031
	Dow Chemical Co.	6.000%	10/1/12	1,000	1,027
	E.I. du Pont de Nemours & Co.	4.125%	4/30/10	735	743

9

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	E.I. du Pont de Nemours & Co.	4.750%	11/15/12	440	443
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	1,500	1,502
	Weyerhaeuser Co.	7.375%	3/15/32	1,000	1,004

	Capital Goods (1.4%)
	Boeing Capital Corp.	6.500%	2/15/12	2,000	2,120
	Caterpillar, Inc.	7.250%	9/15/09	1,000	1,044
	General Dynamics Corp.	4.250%	5/15/13	2,000	1,975
	General Electric Co.	5.250%	12/6/17	1,735	1,677
	Honeywell International, Inc.	7.500%	3/1/10	1,000	1,059
3	Hutchison Whampoa
	International Ltd.	6.500%	2/13/13	2,000	2,065
	John Deere Capital Corp.	5.350%	1/17/12	2,000	2,048
	John Deere Capital Corp.	5.100%	1/15/13	1,000	1,010
3	Siemens Financieringsmat	5.750%	10/17/16	2,225	2,235
	United Technologies Corp.	4.875%	5/1/15	325	323
	United Technologies Corp.	7.500%	9/15/29	770	889
	United Technologies Corp.	6.050%	6/1/36	675	672
	United Technologies Corp.	6.125%	7/15/38	1,300	1,301
	USA Waste Services, Inc.	7.000%	7/15/28	2,000	2,017

	Communications (1.9%)
	AT&T Inc.	5.875%	2/1/12	1,000	1,030
	AT&T Inc.	4.950%	1/15/13	1,250	1,245
	AT&T Inc.	5.100%	9/15/14	500	493
	AT&T Inc.	5.600%	5/15/18	1,000	977
	AT&T Inc.	6.450%	6/15/34	1,595	1,591
	AT&T Inc.	6.800%	5/15/36	500	504
	AT&T Inc.	6.500%	9/1/37	325	316
	BellSouth Corp.	6.550%	6/15/34	2,975	2,946
	BellSouth Telecommunications	7.000%	12/1/95	1,000	949
	Comcast Corp.	5.700%	5/15/18	1,500	1,428
	Deutsche Telekom
	International Finance	8.500%	6/15/10	2,000	2,114
	France Telecom	7.750%	3/1/11	2,000	2,128
	New York Times Co.	4.500%	3/15/10	300	295
	Telefonica Europe BV	7.750%	9/15/10	2,000	2,106
	Thomson Corp.	4.250%	8/15/09	1,500	1,491
	Time Warner Cable Inc.	5.850%	5/1/17	830	787
	Verizon Communications Corp.	5.500%	4/1/17	1,000	981
	Verizon Communications Corp.	5.500%	2/15/18	1,225	1,165
	Verizon Communications Corp.	6.900%	4/15/38	290	289
	Verizon Global Funding Corp.	6.875%	6/15/12	2,000	2,137
	Verizon Global Funding Corp.	7.750%	12/1/30	1,590	1,690
	Verizon Global Funding Corp.	5.850%	9/15/35	475	426
	Vodafone Group PLC	5.000%	12/16/13	1,000	969

	Consumer Cyclicals (1.6%)
3	American Honda Finance	4.625%	4/2/13	1,000	976
	CVS Corp.	4.875%	9/15/14	1,000	961
	CVS Corp.	5.750%	6/1/17	485	476
	DaimlerChrysler North
	America Holding Corp.	5.750%	9/8/11	1,355	1,368
	DaimlerChrysler North
	America Holding Corp.	6.500%	11/15/13	1,145	1,180
	DaimlerChrysler North
	America Holding Corp.	8.500%	1/18/31	1,000	1,146

	Federated Retail Holding	5.900%	12/1/16	522	456
3	Harley-Davidson Inc.	3.625%	12/15/08	1,000	1,000
	Home Depot Inc.	3.750%	9/15/09	1,000	991
	Home Depot Inc.	4.625%	8/15/10	1,000	993
	Kohl’s Corp.	6.000%	1/15/33	1,000	796
	Lowe’s Cos., Inc.	8.250%	6/1/10	290	313
	Lowe’s Cos., Inc.	6.875%	2/15/28	710	722
	Lowe’s Cos., Inc.	6.500%	3/15/29	1,000	973
	Lowe’s Cos., Inc.	6.650%	9/15/37	655	639
	Target Corp.	5.875%	3/1/12	2,000	2,075
	Target Corp.	5.125%	1/15/13	480	486
	The Walt Disney Co.	4.700%	12/1/12	1,450	1,462
	The Walt Disney Co.	5.625%	9/15/16	1,000	1,023

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Time Warner, Inc.	5.500%	11/15/11	815	808
	Time Warner, Inc.	6.500%	11/15/36	520	466
	Wal-Mart Stores, Inc.	4.125%	2/15/11	1,000	1,004
	Wal-Mart Stores, Inc.	5.250%	9/1/35	1,000	867
	Western Union Co.	5.930%	10/1/16	2,000	1,956

	Consumer Noncyclicals (3.4%)
	Abbott Laboratories	5.600%	5/15/11	500	522
	Abbott Laboratories	4.350%	3/15/14	1,000	978
	Anheuser-Busch Cos., Inc.	7.500%	3/15/12	1,500	1,577
	AstraZeneca PLC	5.400%	9/15/12	1,000	1,023
	AstraZeneca PLC	6.450%	9/15/37	1,615	1,645
	Baxter International, Inc.	5.900%	9/1/16	502	513
	Bristol-Myers Squibb Co.	5.875%	11/15/36	2,000	1,886
3	Cargill Inc.	5.200%	1/22/13	1,350	1,333
3	Cargill Inc.	4.375%	6/1/13	600	571
3	Cargill Inc.	6.875%	5/1/28	645	648
3	Cargill Inc.	6.125%	4/19/34	1,270	1,155
	Clorox Co.	4.200%	1/15/10	2,000	1,982
	Coca-Cola Co.	5.350%	11/15/17	2,500	2,511
	Coca-Cola Enterprises Inc.	6.125%	8/15/11	2,000	2,103
	Coca-Cola HBC Finance	5.125%	9/17/13	1,000	999
	Coca-Cola HBC Finance	5.500%	9/17/15	700	695
	Colgate-Palmolive Co.	7.600%	5/19/25	480	559
	ConAgra Foods, Inc.	6.750%	9/15/11	199	208
	ConAgra Foods, Inc.	5.819%	6/15/17	316	310
	Diageo Capital PLC	5.200%	1/30/13	1,220	1,228
	Eli Lilly & Co.	6.000%	3/15/12	1,000	1,061
	General Mills, Inc.	5.200%	3/17/15	1,250	1,234
	GlaxoSmithKline Capital Inc.	4.850%	5/15/13	1,250	1,245
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	2,000	1,736
	Hershey Foods Corp.	4.850%	8/15/15	380	367
	Johnson & Johnson	5.150%	7/15/18	1,300	1,316
	Kimberly-Clark Corp.	5.000%	8/15/13	1,000	1,032
	Kimberly-Clark Corp.	4.875%	8/15/15	1,000	974
	Kraft Foods, Inc.	6.250%	6/1/12	1,500	1,535
	Medtronic Inc.	4.375%	9/15/10	765	774
	Medtronic Inc.	4.750%	9/15/15	1,000	951
	Merck & Co.	5.125%	11/15/11	2,000	2,065
	Pepsi Bottling Group, Inc.	7.000%	3/1/29	500	559
3	Pepsi Bottling Holdings Inc.	5.625%	2/17/09	1,500	1,517
	Pepsico, Inc.	4.650%	2/15/13	1,215	1,232
2	Procter & Gamble Co. ESOP	9.360%	1/1/21	1,868	2,332
3	SABMiller PLC	6.500%	7/1/16	1,500	1,549
	Schering-Plough Corp.	5.550%	12/1/13	1,000	1,007
	Sysco Corp.	5.375%	9/21/35	1,000	912
3	Tesco PLC	5.500%	11/15/17	1,500	1,492
	Unilever Capital Corp.	7.125%	11/1/10	1,000	1,068
	Unilever Capital Corp.	5.900%	11/15/32	875	844
	Wyeth	6.950%	3/15/11	1,000	1,058

	Energy (0.3%)
	Apache Finance Canada	7.750%	12/15/29	400	476
	Conoco Funding Co.	6.350%	10/15/11	2,000	2,119
	ConocoPhillips	5.200%	5/15/18	1,500	1,475
	Suncor Energy, Inc.	5.950%	12/1/34	1,000	920

	Technology (0.6%)

	Cisco Systems Inc.	5.250%	2/22/11	2,000	2,056
	Hewlett-Packard Co.	5.250%	3/1/12	2,000	2,047
	Hewlett-Packard Co.	5.500%	3/1/18	865	845
	IBM International
	Group Capital	5.050%	10/22/12	1,000	1,021
	International Business
	Machines Corp.	5.875%	11/29/32	2,000	1,946
	Oracle Corp.	4.950%	4/15/13	750	757

	Transportation (0.8%)
2	Continental Airlines, Inc.	5.983%	4/19/22	940	754
3	ERAC USA Finance Co.	5.800%	10/15/12	465	437

10

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	ERAC USA Finance Co.	5.900%	11/15/15	500	443
3	ERAC USA Finance Co.	7.000%	10/15/37	1,000	841
2	Federal Express Corp.	6.720%	1/15/22	1,465	1,455
	Norfolk Southern Corp.	7.700%	5/15/17	1,500	1,681
	Southwest Airlines Co.	5.750%	12/15/16	2,500	2,232
2	Southwest Airlines Co.	6.150%	8/1/22	550	521
	United Parcel Service
	of America	4.500%	1/15/13	2,650	2,648

	Other (0.2%)
	Dover Corp.	6.500%	2/15/11	2,000	2,103
	Snap-On Inc.	6.250%	8/15/11	1,400	1,449
					159,701
Utilities (3.1%)
	Electric (2.5%)
	Alabama Power Co.	4.850%	12/15/12	1,325	1,331
	Alabama Power Co.	5.550%	2/1/17	585	592
	Carolina Power & Light Co.	5.950%	3/1/09	2,000	2,030
	Carolina Power & Light Co.	6.300%	4/1/38	365	368
	Central Illinois Public Service	6.125%	12/15/28	1,000	893
	Commonwealth Edison Co.	5.950%	8/15/16	770	764
	Connecticut Light & Power Co.	5.650%	5/1/18	465	460
	Consolidated Edison Co. of
	New York	5.500%	9/15/16	700	701
	Consolidated Edison Co. of
	New York	5.300%	12/1/16	890	863
	Consolidated Edison, Inc.	3.625%	8/1/08	1,000	1,000
	Duke Energy Carolinas LLC	5.250%	1/15/18	275	272
	Duke Energy Carolinas LLC	5.100%	4/15/18	590	576
3	EDP Finance BV	5.375%	11/2/12	1,220	1,222
3	Enel Finance International	6.800%	9/15/37	1,285	1,305
	Exelon Generation Co. LLC	6.950%	6/15/11	2,000	2,070
	Florida Power & Light Co.	5.550%	11/1/17	200	204
	Florida Power & Light Co.	5.650%	2/1/35	1,000	963
	Florida Power & Light Co.	4.950%	6/1/35	1,000	869
	Florida Power & Light Co.	5.850%	5/1/37	2,000	1,978
	Florida Power & Light Co.	5.950%	2/1/38	785	782
	Florida Power Corp.	6.350%	9/15/37	200	204
	Georgia Power Co.	5.400%	6/1/18	1,165	1,158
	MidAmerican Energy
	Holdings Co.	6.125%	4/1/36	1,000	961
	National Rural Utilities
	Cooperative Finance Corp.	5.450%	2/1/18	1,500	1,463
	Northern States Power Co.	6.250%	6/1/36	2,000	2,073
	PacifiCorp	6.250%	10/15/37	2,000	1,966
	PECO Energy Co.	5.350%	3/1/18	565	551
	Potomac Electric Power	6.500%	11/15/37	750	747
	PPL Energy Supply LLC	6.200%	5/15/16	1,000	965
	Public Service Electric & Gas	4.000%	11/1/08	1,000	1,000
	Public Service Electric & Gas	5.300%	5/1/18	1,900	1,874
	South Carolina Electric & Gas Co.	6.050%	1/15/38	1,000	969
	Southern California Edison Co.	6.000%	1/15/34	1,000	1,009
	Southern California Edison Co.	5.550%	1/15/37	2,250	2,104
	Wisconsin Electric Power Co.	4.500%	5/15/13	615	603
	Wisconsin Electric Power Co.	5.700%	12/1/36	690	659

	Natural Gas (0.5%)

	AGL Capital Corp.	6.375%	7/15/16	775	777
	Duke Energy Field Services	7.875%	8/16/10	2,000	2,103
3	Duke Energy Field Services	6.450%	11/3/36	935	863
	KeySpan Gas East Corp.	7.875%	2/1/10	1,500	1,580
	National Grid PLC	6.300%	8/1/16	1,000	992
	San Diego Gas & Electric	6.000%	6/1/26	600	602

	Other (0.1%)
	UGI Utilities Inc.	5.753%	9/30/16	1,170	1,153
					45,619
Total Corporate Bonds (Cost $453,480)					440,510

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Sovereign Bonds (U.S. Dollar-Denominated) (2.0%)
3	Corporacion Nacional del Cobre	6.150%	10/24/36	1,000	951
	European Investment Bank	4.000%	3/3/10	2,000	2,031
	Inter-American
	Development Bank	5.375%	11/18/08	600	606
	Inter-American
	Development Bank	4.375%	9/20/12	2,000	2,045
	International Bank for
	Reconstruction &
	Development	4.750%	2/15/35	2,000	1,947
	Japan Bank International	4.750%	5/25/11	2,000	2,060
	Japan Finance Corp.	4.625%	4/21/15	3,000	3,016
	Landwirtschaftliche Rentenbank	4.125%	7/15/08	2,000	2,001
	Oesterreichische Kontrollbank	4.500%	3/9/15	2,000	2,036
	Province of British Columbia	4.300%	5/30/13	1,000	1,011
	Province of Manitoba	4.450%	4/12/10	2,000	2,019
	Province of Ontario	4.375%	2/15/13	1,000	1,013
	Province of Ontario	4.500%	2/3/15	2,000	2,000
	Province of Quebec	5.125%	11/14/16	1,000	1,027
	Quebec Hydro Electric	6.300%	5/11/11	1,000	1,068
	Republic of Italy	4.500%	1/21/15	2,000	1,990
	State of Israel
	(U.S. Government Guaranteed)	5.500%	11/9/16	1,000	1,020
3	Taqa Abu Dhabi National
	Energy Co.	5.875%	10/27/16	1,695	1,672
Total Sovereign Bonds (Cost $29,322)					29,513
Taxable Municipal Bonds (1.0%)
	Atlanta GA Downtown
	Dev. Auth. Rev.	6.875%	2/1/21	650	735
	Connecticut GO	5.850%	3/15/32	1,245	1,284
	Illinois (Taxable Pension) GO	5.100%	6/1/33	3,000	2,824
	Kansas Dev. Finance Auth. Rev.
	(Public Employee
	Retirement System)	5.501%	5/1/34	2,000	2,000
3	Ohana Military
	Communities LLC	5.558%	10/1/36	400	355
3	Ohana Military
	Communities LLC	5.780%	10/1/36	545	496
	Oregon School Board Assn.	5.528%	6/30/28	2,000	1,988
	Oregon State GO	5.902%	8/1/38	490	503
3	Pacific Beacon LLC Naval Base	5.379%	7/15/26	335	308
	President and Fellows of
	Harvard College	6.300%	10/1/37	2,000	2,066
	Stanford Univ. California Rev.	5.850%	3/15/09	2,000	2,036
Total Taxable Municipal Bonds (Cost $14,694)					14,595
Temporary Cash Investment (0.4%)
Repurchase Agreement
	Banc of America Securities, LLC
	(Dated 6/30/08, Repurchase
	Value $6,600,000, collateralized
	by Federal Home Loan
	Mortgage Corp. 5.500%,
	6/1/33) (Cost $6,600)	2.500%	7/1/08	6,600	6,600
Total Investments (99.6%) (Cost $1,309,875)					1,453,826
Other Assets and Liabilities (0.4%)
4	Other Assets—Note C				13,282
	Liabilities				(7,164)

6,118
Net Assets (100%)
Applicable to 80,583,672 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,459,944
Net Asset Value Per Share	$18.12

11

Vanguard Balanced Portfolio

At June 30, 2008, net assets consisted of:[5]
	Amount	Per
	($000)	Share
Paid-in Capital	1,268,466	$15.74
Undistributed Net Investment Income	23,416.29
Accumulated Net Realized Gains	23,902.30
Unrealized Appreciation
Investment Securities	143,951	1.79
Futures Contracts	189	—
Foreign Currencies	20	—
Net Assets	1,459,944	$18.12

•	See Note A in Notes to Financial Statements.

* Non-income-producing security.

1	The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.
2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the aggregate value of these securities was $52,060,000, representing 3.6% of net assets.

4	Cash of $234,000 has been segregated as initial margin for open futures contracts.
5	See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

GO—General Obligation Bond.

12

Vanguard Balanced Portfolio

Statement of Operations

Six Months Ended
June 30, 2008
($000)
Investment Income
Income
Dividends[1]	12,913
Interest	14,155
Security Lending	115
Total Income	27,183
Expenses
Investment Advisory Fees—Note B
Basic Fee	476
Performance Adjustment	89
The Vanguard Group—Note C
Management and Administrative	1,065
Marketing and Distribution	163
Custodian Fees	17
Shareholders’ Reports	22
Trustees’ Fees and Expenses	1
Total Expenses	1,833
Expenses Paid Indirectly—Note D	(12)
Net Expenses	1,821
Net Investment Income	25,362
Realized Net Gain (Loss)
Investment Securities Sold	24,502
Futures Contracts	—
Foreign Currencies	27
Realized Net Gain (Loss)	24,529
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(135,868)
Futures Contracts	189
Foreign Currencies	17
Change in Unrealized Appreciation
(Depreciation)	(135,662)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(85,771)

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	25,362	48,061
Realized Net Gain (Loss)	24,529	63,745
Change in Unrealized Appreciation (Depreciation)	(135,662)	6,148
Net Increase (Decrease) in Net Assets Resulting from Operations	(85,771)	117,954
Distributions
Net Investment Income	(47,471)	(40,563)
Realized Capital Gain[2]	(64,530)	(61,188)
Total Distributions	(112,001)	(101,751)
Capital Share Transactions—Note G
Issued	80,273	186,770
Issued in Lieu of Cash Distributions	112,001	101,751
Redeemed	(81,920)	(161,704)
Net Increase (Decrease) from Capital Share Transactions	110,354	126,817
Total Increase (Decrease)	(87,418)	143,020
Net Assets
Beginning of Period	1,547,362	1,404,342
End of Period[3]	1,459,944	1,547,362

1	Dividends are net of foreign withholding taxes of $450,000.
2	Includes fiscal 2008 and 2007 short-term gain distributions totaling $5,192,000 and $4,813,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3	Net Assets—End of Period includes undistributed net investment income of $23,416,000 and $45,498,000.

13

Vanguard Balanced Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2008	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$20.76	$20.62	$19.04	$18.62	$17.16	$14.72
Investment Operations
Net Investment Income	.32	.64	.58	.53[1]	.493	.44
Net Realized and Unrealized Gain (Loss)
on Investments	(1.45)	.98	2.14	.69	1.402	2.47
Total from Investment Operations	(1.13)	1.62	2.72	1.22	1.895	2.91
Distributions
Dividends from Net Investment Income	(.64)	(.59)	(.51)	(.49)	(.435)	(.47)
Distributions from Realized Capital Gains	(.87)	(.89)	(.63)	(.31)	—	—
Total Distributions	(1.51)	(1.48)	(1.14)	(.80)	(.435)	(.47)
Net Asset Value, End of Period	$18.12	$20.76	$20.62	$19.04	$18.62	$17.16

Total Return	–5.52%	8.36%	14.96%	6.83%	11.29%	20.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,460	$1,547	$1,404	$1,197	$1,035	$898
Ratio of Total Expenses to
Average Net Assets[2]	0.25%*	0.24%	0.25%	0.25%	0.26%	0.31%
Ratio of Net Investment Income to
Average Net Assets	3.40%*	3.21%	3.10%	2.89%	2.99%	2.98%
Portfolio Turnover Rate	25%*	21%	29%	21%	22%	27%

1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.01%, 0.01%, and 0.02%.
*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Vanguard Balanced Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Balanced Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2007) and for the period ended June 30, 2008, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

15

Vanguard Balanced Portfolio

7. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance for the preceding three years relative to a combined index comprising the Standard & Poor’s 500 Index and the Lehman U.S. Credit A or Better Index. For the six months ended June 30, 2008, the investment advisory fee represented an effective annual basic rate of 0.06% of the portfolio’s average net assets before an increase of $89,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2008, the portfolio had contributed capital of $126,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.13% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. The portfolio’s custodian bank has also agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the six months ended June 30, 2008, these arrangements reduced the portfolio’s management and administrative expenses by $9,000 and custodian fees by $3,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended June 30, 2008, the portfolio realized net foreign currency gains of $27,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

At June 30, 2008, the cost of investment securities for tax purposes was $1,309,875,000. Net unrealized appreciation of investment securities for tax purposes was $143,951,000, consisting of unrealized gains of $237,673,000 on securities that had risen in value since their purchase and $93,722,000 in unrealized losses on securities that had fallen in value since their purchase.

At June 30, 2008, the aggregate settlement value of open futures contracts expiring in September 2008 and the related unrealized appreciation (depreciation) were:

($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
30-Year Treasury Bond	130	15,027	189

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

16

Vanguard Balanced Portfolio

F. During the six months ended June 30, 2008, the portfolio purchased $224,977,000 of investment securities and sold $167,330,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $3,003,000 and $14,550,000, respectively.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2008	December 31, 2007
	Shares	Shares
	(000)	(000)
Issued	4,173	9,107
Issued in Lieu of Cash Distributions	6,114	5,245
Redeemed	(4,256)	(7,907)
Net Increase (Decrease) in Shares Outstanding	6,031	6,445

H. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the portfolio’s current fiscal period.

The various inputs that may be used to determine the value of the portfolio’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of June 30, 2008, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	887,703	189
Level 2—Other significant observable inputs	566,123	—
Level 3—Significant unobservable inputs	—	—
Total	1,453,826	189

17

Vanguard Balanced Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Balanced Portfolio	12/31/2007	6/30/2008	Period[1]
Based on Actual Portfolio Return	$1,000.00	$944.77	$1.21
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.62	1.26

1

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.25%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

18

Vanguard Balanced Portfolio

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Variable Insurance Fund Balanced Portfolio has renewed the portfolio’s investment advisory agreement with Wellington Management Company, LLP. The board determined that the retention of Wellington Management was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of Wellington Management’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The firm has advised the Balanced Portfolio since the portfolio’s inception in 1991.

Edward P. Bousa, who manages the equity portion of the portfolio, and John C. Keogh, who oversees the fixed income portion, each have more than two decades of industry experience. They are backed by well-tenured teams of equity and fixed income research analysts who conduct detailed fundamental analysis of their respective industries and companies. Wellington Management has seen significant growth in assets in the past decade. The advisor has provided high-quality advisory services for the portfolio and has demonstrated strong organizational depth and stability over both the short and long term.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out its investment strategy in disciplined fashion, and that performance results have been favorable versus the portfolio’s benchmark and average peer fund. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was far below the average expense ratio charged by peer-group funds. The board noted that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages, which also include information about the advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the portfolio’s shareholders benefit from economies of scale because of breakpoints in the portfolio’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the portfolio’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

19

Vanguard® Capital Growth Portfolio

Stocks plummeted during the first half of the year. The Standard & Poor’s 500 Index, the Capital Growth Portfolio’s benchmark, fell –11.9% during the period ended June 30, continuing its descent from its record high last October.

In this environment, the portfolio’s advisor kept the red ink to a minimum: The portfolio declined only –1.8%, substantially outperforming not only its S&P benchmark but also its peers.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Energy and agriculture stocks boosted return for the six months

The strongest contributions to the performance of the Capital Growth Portfolio came from stocks in the energy and materials sectors, which accounted for about a fifth of portfolio assets, on average. These sectors benefited directly or indirectly from the surging prices of commodities, particularly oil, and other basic building blocks of the global economy. Together, they contributed almost 5 percentage points to the portfolio’s return and almost completely offset losses from most of the portfolio’s other sectors.

In energy, the advisor earned benchmark-beating results, with a return of 23% for the portfolio’s energy stocks versus 9% for those in the S&P 500 Index. Stocks that made the largest positive contribution to return were Hess (+25%), an integrated oil and gas company; Peabody Energy (+43%), the global coal company; and Noble Energy (+27%), which advanced along with other oil and gas exploration companies.

The return in the materials sector was dominated by Potash Corp. of Saskatchewan (+60%), a large global provider of fertilizer. Monsanto (+14%), a major supplier of agricultural products, also contributed to return.

Outsized holdings stymied performance

Information technology, the portfolio’s largest sector, produced weak returns, even though industry balance sheets were in good shape. Stocks in the cyclical sector may be hampered by the economic slowdown in the United States as well as concerns about the financials sector, a major market for its products. The health care sector, the portfolio’s second-largest holding and also significantly overweighted, detracted modestly from the portfolio’s return.

The portfolio’s holdings in the financials sector declined in value, though the damage was limited by the portfolio’s relatively modest exposure to these stocks, which represented about 5% of its assets, on average.

For more on the strategy and positioning of the Capital Growth Portfolio, please see the Advisor’s Report that follows.

Total Returns
Six Months Ended
June 30, 2008
Capital Growth Portfolio	–1.8%
Standard & Poor’s 500 Index	–11.9
Average Multi-Cap Growth Fund[1]	–10.8

Annualized Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Average
		Multi-Cap
	Portfolio	Growth Fund
Capital Growth Portfolio	0.42%	1.43%

1 Derived from data provided by Lipper Inc.

2 Portfolio expense ratio reflects the six months ended June 30, 2008. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

1

Vanguard Capital Growth Portfolio

Advisor’s Report

During the past six months, the Capital Growth Portfolio returned –1.8%, a substantially higher result than the –11.9% return of the Standard & Poor’s 500 Index and the –10.8% average return of its competitors in the multi-cap growth fund category.

Investment environment

The signs of slowdown or recession that first appeared in late 2007 became more prominent in the first few months of 2008, and we do not see strong growth in U.S. GDP this year or next. Persistent distress in the credit markets and concern about its spillover effects prompted the Federal Reserve Board to ease its monetary policy, both to subdue the turmoil in the financial markets and to spur growth in the broader economy. The general sentiment in the market is negative, with continued concerns about the effect of high commodity and food prices, declining demand in China and other emerging economies, and the outlook for domestic consumer spending.

Even as the economic picture has dimmed, stock market fundamentals have remained healthy. In recent years the markets have shown some resilience. With price/earnings multiples at modest levels (about 16x for the S&P 500) and balance sheets in strong shape (with debt-to-capitalization levels of around 30% for the broad index), corporate America appears to be on solid ground. In addition, foreign exposure for companies in the S&P 500 is now in excess of 40%, which helps blunt the negative effects of the weak U.S. dollar.

Management of the portfolio

Our primary objective is to identify companies whose long-term fundamentals prove much stronger than the current Wall Street consensus or valuation suggests. Our search often begins with companies and industries currently out of favor. When we identify these opportunities, we invest with a long-term perspective, expecting our selections to outperform the market over three to five years. We rely on regular research—meeting with companies, competitors, suppliers, and customers—to test our conviction in these holdings on a continual basis. In recent years, this process has led us to establish large positions in information technology and health care stocks.

We think that the advances in the treatment of certain diseases, such as Alzheimer’s, diabetes, and cancer, will create significant opportunities for pharmaceutical and biologic health care companies. Furthermore, continued advances in the portability and ubiquity of technology will enable increases in productivity and efficiency on a global basis. During the unsettled markets of the past six months, our technology and health care investments performed well on a relative basis. (Needless to say, short-term ups and downs rarely have any bearing on the long-term investment thesis for our holdings.) Unfortunately, investments in the industrials sector, airlines and freight-delivery companies in particular, hurt returns as these companies felt the impact of soaring energy prices.

Strong returns from our investments in the materials sector helped absolute returns. Potash Corp. of Saskatchewan, one of the portfolio’s best performers over the past few years, continued to test new highs amid the global agricultural boom. The company is the dominant supplier of potash, a compound used in fertilizer, and controls 75% of the world’s excess capacity. Monsanto, another excellent performer in the materials sector, capitalized on robust demand for genetically engineered seeds and high-value-added fertilizers.

We were underweighted in the energy sector, but security selection proved to be strong. Favorable returns from coal producer Peabody Energy, oil and gas drilling contractor Noble, and oil and gas exploration firms EOG Resources and EnCana made up for the underweighting. Our low weighting in the hard-hit financials sector also worked to our benefit during the six months, as it was the worst-performing sector in the index.

Outlook

We believe that 2008 will be a year in which fundamental investing will be rewarded. During turbulent economic times, the performance of fundamentally well-positioned and well-managed companies can diverge greatly from that of poorly positioned and poorly managed companies.

This past year also saw a reversal of a six-year cycle that favored value investing over growth investing. The calendar year 2007 was the first year since 1999 that growth stocks outpaced value stocks, with the Russell 1000 Growth Index gaining 11.8% and the Russell 1000 Value Index falling –0.2%. This sentiment favors companies that have greater growth prospects for the future and sectors such as IT and health care, the portfolio’s two most significant exposures. We remain cautious about the financials sector. The recent correction has clearly made banks and brokerages cheaper (or at least lower-priced), but a lack of transparency in these companies’ financial statements has kept us on the sidelines.

We thank you for entrusting your hard-earned capital with us. We will continue to work diligently to prove worthy of that trust, and look forward to reporting to you six months hence.

Howard B. Schow, Portfolio Manager

Theo A. Kolokotrones, Portfolio Manager

Joel P. Fried, Portfolio Manager

Mitchell J. Milias, Portfolio Manager

Alfred W. Mordecai, Portfolio Manager

David H. Van Slooten, Portfolio Manager

PRIMECAP Management Company, LLP

July 21, 2008

2

Vanguard Capital Growth Portfolio

Portfolio Profile

As of June 30, 2008

Portfolio Characteristics
		Comparative
	Portfolio	Index[1]
Number of Stocks	107	500
Median Market Cap	$37.2B	$44.9B
Price/Earnings Ratio	19.5x	16.2x
Price/Book Ratio	2.9x	2.4x
Yield[2]	0.8%	2.3%
Return on Equity	18.6%	20.8%
Earnings Growth Rate	24.1%	19.7%
Foreign Holdings	14.5%	0.0%
Turnover Rate[3]	21%	—
Expense Ratio[3]	0.42%	—
Short-Term Reserves	13.8%	—

Volatility Measures
Portfolio Versus
Comparative Index[1]
R-Squared	0.81
Beta	0.85

Sector Diversification (% of equity exposure)
		Comparative
	Portfolio	Index[1]
Consumer Discretionary	10.4%	8.1%
Consumer Staples	1.9	10.8
Energy	9.8	16.2
Financials	4.7	14.3
Health Care	22.8	11.9
Industrials	9.8	11.1
Information Technology	28.7	16.5
Materials	11.4	3.8
Telecommunication Services	0.4	3.3
Utilities	0.1	4.0

Ten Largest Holdings[4] (% of total net assets)

Potash Corp. of	fertilizers and
Saskatchewan, Inc.	agricultural
	chemicals	5.1%
Eli Lilly & Co.	pharmaceuticals	3.4
FedEx Corp.	air freight
	and logistics	3.2
Medtronic, Inc.	health care
	equipment	3.2
Novartis AG ADR	pharmaceuticals	3.0
Adobe Systems, Inc.	application software	2.9
Oracle Corp.	systems software	2.6
Texas Instruments, Inc.	semiconductors	2.5
Monsanto Co.	agricultural support
	activities and
	products	2.3
Microsoft Corp.	systems software	2.2
Top Ten		30.4%

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

1	S&P 500 Index.
2	30-day SEC yield for the portfolio; annualized dividend yield for the index.
3	Annualized.
4	The holdings listed exclude any temporary cash investments and equity index products.

3

Vanguard Capital Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 3, 2002–June 30, 2008

Average Annual Total Returns: Periods Ended June 30, 2008
				Since
	Inception Date	One Year	Five Years	Inception
Capital Growth Portfolio	12/3/2002	1.46%	13.09%	13.36%

1	Six months ended June 30, 2008.

Note: See Financial Highlights table for dividend and capital gains information.

4

Vanguard Capital Growth Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2008

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (86.6%)
Consumer Discretionary (9.1%)
*	DIRECTV Group, Inc.	283,861	7,355
	Sony Corp. ADR	129,500	5,664
	TJX Cos., Inc.	137,250	4,319
	Whirlpool Corp.	36,400	2,247
*	Kohl’s Corp.	54,900	2,198
	Target Corp.	45,800	2,129
	The Walt Disney Co.	64,500	2,012
*	Amazon.com, Inc.	17,200	1,261
	Eastman Kodak Co.	82,300	1,188
	Mattel, Inc.	54,200	928
*	Bed Bath & Beyond, Inc.	28,600	804
	Best Buy Co., Inc.	15,400	610
*	Viacom Inc. Class B	16,800	513
	Lowe’s Cos., Inc.	16,700	347
	Carnival Corp.	8,800	290
	Abercrombie & Fitch Co.	3,400	213
			32,078
Consumer Staples (1.6%)
	Costco Wholesale Corp.	72,850	5,110
	Avon Products, Inc.	18,400	663
			5,773
Energy (8.5%)
	Schlumberger Ltd.	57,500	6,177
	Noble Energy, Inc.	59,000	5,933
	Hess Corp.	34,750	4,385
	Peabody Energy Corp.	43,500	3,830
	ConocoPhillips Co.	35,400	3,341
	EOG Resources, Inc.	21,800	2,860
	EnCana Corp.	25,500	2,319
*	Patriot Coal Corp.	3,980	610
	Murphy Oil Corp.	3,800	373
	Chevron Corp.	3,160	313
*	Plains Exploration &
	Production Co.	820	60
			30,201
Financials (4.0%)
	Marsh &
	McLennan Cos., Inc.	135,900	3,608
*	Berkshire Hathaway Inc.
	Class B	633	2,540
	Bank of New York
	Mellon Corp.	54,879	2,076
	The Chubb Corp.	30,100	1,475
	Discover Financial Services	110,700	1,458
	American
	International Group, Inc.	43,900	1,162
	AFLAC Inc.	11,700	735
	Progressive Corp. of Ohio	18,700	350
	Wells Fargo & Co.	11,400	271
	JPMorgan Chase & Co.	7,648	262
	Capital One Financial Corp.	6,800	259
	Freddie Mac	5,550	91
			14,287

			Market
			Value•
		Shares	($000)
Health Care (19.7%)
	Biotechnology (5.0%)
*	Biogen Idec Inc.	135,900	7,595
*	Amgen, Inc.	156,371	7,374
*	Genzyme Corp.	40,350	2,906

	Health Care Equipment & Supplies (4.5%)
	Medtronic, Inc.	218,100	11,287
*	Boston Scientific Corp.	381,102	4,684

	Life Science Tools & Services (1.0%)
	Applera Corp.–Applied
	Biosystems Group	55,700	1,865
*	Millipore Corp.	25,050	1,700

	Pharmaceuticals (9.2%)
	Eli Lilly & Co.	260,600	12,029
	Novartis AG ADR	192,350	10,587
	Roche Holdings AG	32,800	5,897
	GlaxoSmithKline PLC ADR	61,600	2,724
	Wyeth	15,500	743
*	Sepracor Inc.	23,250	463
			69,854
Industrials (8.5%)
	FedEx Corp.	143,500	11,306
	Southwest Airlines Co.	355,050	4,630
	Caterpillar, Inc.	48,000	3,543
	United Parcel Service, Inc.	38,250	2,351
	Deere & Co.	25,300	1,825
	Union Pacific Corp.	22,600	1,706
	The Boeing Co.	12,300	808
	Donaldson Co., Inc.	15,500	692
	Canadian Pacific Railway Ltd.	10,300	681
	Honeywell International Inc.	11,500	578
*	Alaska Air Group, Inc.	35,050	538
	Granite Construction Co.	14,800	467
*	AMR Corp.	86,600	443
	Pall Corp.	8,600	341
			29,909
Information Technology (24.9%)
	Communications Equipment (3.7%)
	QUALCOMM Inc.	106,100	4,708
	Corning, Inc.	174,350	4,019
	LM Ericsson Telephone Co.
	ADR Class B	169,400	1,762
	Motorola, Inc.	128,250	941
	Plantronics, Inc.	29,250	653
*	Nortel Networks Corp.	67,510	555
*	Cisco Systems, Inc.	13,600	316

	Computers & Peripherals (2.3%)
	Hewlett-Packard Co.	89,250	3,946
*	EMC Corp.	246,100	3,615
*	Dell Inc.	18,200	398

			Market
			Value•
		Shares	($000)
	Internet Software & Services (2.3%)
*	Google Inc.	11,500	6,054
*	eBay Inc.	67,100	1,834
*	Yahoo! Inc.	15,700	324

	IT Services (0.4%)
	Accenture Ltd.	38,050	1,549

	Semiconductors & Semiconductor
	Equipment (5.5%)
	Texas Instruments, Inc.	317,500	8,941
	Intel Corp.	184,900	3,972
*	Micron Technology, Inc.	332,900	1,997
	Applied Materials, Inc.	72,800	1,390
	KLA-Tencor Corp.	30,600	1,246
	ASML Holding NV
	(New York Shares)	37,687	920
*	NVIDIA Corp.	28,950	542
*	Rambus Inc.	20,000	381
*	Entegris Inc.	34,944	229

	Software (10.7%)
*	Adobe Systems, Inc.	263,900	10,395
*	Oracle Corp.	434,800	9,131
	Microsoft Corp.	279,700	7,695
*	Intuit, Inc.	188,900	5,208
*	Citrix Systems, Inc.	107,900	3,173
*	Symantec Corp.	117,800	2,279
			88,173
Materials (9.8%)
	Potash Corp. of
	Saskatchewan, Inc.	78,900	18,034
	Monsanto Co.	65,200	8,244
	Praxair, Inc.	40,100	3,779
	Alcoa Inc.	44,400	1,582
	Weyerhaeuser Co.	27,150	1,388
	Freeport-McMoRan Copper &
	Gold, Inc. Class B	5,494	644
*	Domtar Corp.	116,400	634
	Dow Chemical Co.	14,800	517
			34,822
Telecommunication Services (0.4%)
	Sprint Nextel Corp.	131,850	1,253

Utilities (0.1%)
*	AES Corp.	19,300	371
Total Common Stocks
(Cost $265,096)			306,721

5

Vanguard Capital Growth Portfolio

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (13.9%)
Money Market Fund
1 Vanguard Market
Liquidity Fund, 2.405%	49,264,756	49,265
(Cost $49,265)
Total Investments (100.5%)
(Cost $314,361)		355,986
Other Assets and Liabilities (–0.5%)
Other Assets—Note C		447
Liabilities		(2,058)
		(1,611)
Net Assets (100%)
Applicable to 20,234,460 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		354,375
Net Asset Value Per Share		$17.51

At June 30, 2008, net assets consisted of:[2]
	Amount	Per
	($000)	Share
Paid-in Capital	291,162	$14.38
Undistributed Net
Investment Income	1,193.06
Accumulated Net Realized Gains	20,392	1.01
Unrealized Appreciation
Investment Securities	41,625	2.06
Foreign Currencies	3	—
Net Assets	354,375	$17.51

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	See Note D in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

6

Vanguard Capital Growth Portfolio

Statement of Operations

Six Months Ended
June 30, 2008
($000)
Investment Income
Income
Dividends[1]	1,768
Interest[2]	503
Total Income	2,271
Expenses
Investment Advisory Fees—Note B	254
The Vanguard Group—Note C
Management and Administrative	407
Marketing and Distribution	38
Custodian Fees	2
Shareholders’ Reports	8
Total Expenses	709
Net Investment Income	1,562
Realized Net Gain (Loss)
Investment Securities Sold	20,484
Foreign Currencies	(5)
Realized Net Gain (Loss)	20,479
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(28,863)
Foreign Currencies	2
Change in Unrealized Appreciation
(Depreciation)	(28,861)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(6,820)

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,562	2,646
Realized Net Gain (Loss)	20,479	9,609
Change in Unrealized Appreciation (Depreciation)	(28,861)	22,934
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,820)	35,189
Distributions
Net Investment Income	(2,790)	(2,223)
Realized Capital Gain[3]	(9,671)	(7,377)
Total Distributions	(12,461)	(9,600)
Capital Share Transactions—Note F
Issued	47,287	78,196
Issued in Lieu of Cash Distributions	12,461	9,600
Redeemed	(30,116)	(57,137)
Net Increase (Decrease) from Capital Share Transactions	29,632	30,659
Total Increase (Decrease)	10,351	56,248
Net Assets
Beginning of Period	344,024	287,776
End of Period[4]	354,375	344,024

1	Dividends are net of foreign withholding taxes of $77,000.
2	Interest income from an affiliated company of the portfolio was $503,000.
3	Includes fiscal 2008 and 2007 short-term gain distributions totaling $186,000 and $118,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
4	Net Assets—End of Period includes undistributed net investment income of $1,193,000 and $2,426,000.

7

Vanguard Capital Growth Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2008	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$18.55	$17.06	$16.01	$15.07	$12.88	$9.39
Investment Operations
Net Investment Income	.08	.142	.130	.103	.094[1]	.051[2]
Net Realized and Unrealized Gain (Loss)
on Investments	(.45)	1.918	1.698	1.033	2.166	3.444
Total from Investment Operations	(.37)	2.060	1.828	1.136	2.260	3.495
Distributions
Dividends from Net Investment Income	(.15)	(.132)	(.110)	(.093)	(.022)	(.005)
Distributions from Realized Capital Gains	(.52)	(.438)	(.668)	(.103)	(.048)	—
Total Distributions	(.67)	(.570)	(.778)	(.196)	(.070)	(.005)
Net Asset Value, End of Period	$17.51	$18.55	$17.06	$16.01	$15.07	$12.88

Total Return	–1.83%	12.48%	11.63%	7.68%	17.63%	37.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$354	$344	$288	$190	$167	$83
Ratio of Total Expenses to
Average Net Assets	0.42%*	0.42%	0.42%	0.42%	0.42%	0.48%
Ratio of Net Investment Income to
Average Net Assets	0.93%*	0.86%	0.96%	0.74%	0.84%[1]	0.45%
Portfolio Turnover Rate	21%*	7%	11%	13%	4%	7%

1

Net investment income per share and the ratio of net investment income to average net assets include $.03 and 0.28%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2	Calculated based on average shares outstanding.
*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Capital Growth Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Capital Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2007) and for the period ended June 30, 2008, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management Company provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the six months ended June 30, 2008, the investment advisory fee represented an effective annual rate of 0.15% of the portfolio’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2008, the portfolio had contributed capital of $30,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

9

Vanguard Capital Growth Portfolio

During the six months ended June 30, 2008, the portfolio realized net foreign currency losses of $5,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

At June 30, 2008, the cost of investment securities for tax purposes was $314,361,000. Net unrealized appreciation of investment securities for tax purposes was $41,625,000, consisting of unrealized gains of $68,217,000 on securities that had risen in value since their purchase and $26,592,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2008, the portfolio purchased $32,617,000 of investment securities and sold $33,495,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2008	December 31, 2007
	Shares	Shares
	(000)	(000)
Issued	2,658	4,338
Issued in Lieu of Cash Distributions	745	580
Redeemed	(1,719)	(3,239)
Net Increase (Decrease) in Shares Outstanding	1,684	1,679

G. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the portfolio’s current fiscal period.

The various inputs that may be used to determine the value of the portfolio’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of June 30, 2008, based on the inputs used to value them:

Investments
in Securities
Valuation Inputs	($000)
Level 1—Quoted prices	350,089
Level 2—Other significant observable inputs	5,897
Level 3—Significant unobservable inputs	—
Total	355,986

10

Vanguard Capital Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Growth Portfolio	12/31/2007	6/30/2008	Period[1]
Based on Actual Portfolio Return	$1,000.00	$981.74	$2.07
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.77	2.11

1

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.42%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

11

Vanguard Capital Growth Portfolio

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Variable Insurance Fund Capital Growth Portfolio has renewed the portfolio’s investment advisory agreement with PRIMECAP Management Company. The board determined that the retention of PRIMECAP Management was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management since the portfolio’s inception, and the organizational depth and stability of the advisor. The board noted that PRIMECAP Management, founded in 1983, is recognized for its long-term approach to growth equity investing. The firm has managed the Capital Growth Portfolio since its inception in 2002.

Six experienced portfolio managers are responsible for separate subportfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with both long-term growth potential overlooked by the market and stock that is trading at attractive valuation levels.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the performance of the portfolio since its inception, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out its investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and its peer funds. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages, which also include information about the advisory fee rate.

The board did not consider profitability of PRIMECAP Management in determining whether to approve the advisory fee, because PRIMECAP Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the portfolio realizes economies of scale that are built into the negotiated advisory fee rate without any need for asset-level breakpoints. The advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory agreement again after a one-year period.

12

Vanguard® Diversified Value Portfolio

The Diversified Value Portfolio returned –15.0% for the first six months of 2008, lagging its benchmark and the average return of peer funds.

Since reaching a record high last fall, stock prices have generally declined. The portfolio, of course, was not immune to this overall change in its investing environment. The slide in prices was accompanied by a switch in market leadership from value stocks—the portfolio’s focus—to growth stocks. The portfolio was also affected by the varying performances of specific sectors, most notably the plunge in financials stocks and the upswing in energy-sector stocks.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Financials hamper return despite gains from energy

The Diversified Value Portfolio’s holdings are highly concentrated: As of June 30, the portfolio held 47 stocks spread across ten economic sectors. In the slumping stock market environment of the past six months, only a handful of these stocks wound up in positive territory.

The portfolio’s performance was especially affected by its financials sector stocks, which continued to be pummeled by aftershocks from the subprime-mortgage-related crises that erupted last summer. Financials, the portfolio’s largest sector, which accounts for about a fifth of its assets, returned –39%, as some major banks and brokerages restated the value of their assets and tried to raise new capital in a jittery market.

At the other extreme, the energy sector (+14%) made a positive contribution to return as the price of oil and other commodities surged. The portfolio’s holdings in this sector represented 12% of assets but consisted of just three companies: Spectra Energy (+13%), a natural gas pipeline and processing company, and integrated oil and gas companies ConocoPhillips (+8%) and Occidental Petroleum (+18%).

The information technology and utilities sectors made negligible, though positive, contributions to return. Despite the double-digit declines that characterized most sectors, there were a few bright spots, such as Exelon (+12%), an electric utility; Baxter International (+11%), a healthcare products provider; and Wyeth (+10%), a pharmaceuticals company.

For more on the strategy and positioning of the Diversified Value Portfolio, please see the Advisor’s Report that follows.

Total Returns
Six Months Ended
June 30, 2008
Diversified Value Portfolio	–15.0%
Russell 1000 Value Index	–13.6
Average Multi-Cap Value Fund[1]	–12.6

Annualized Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Average
		Multi-Cap
	Portfolio	Value Fund
Diversified Value Portfolio	0.36%	1.30%

1	Derived from data provided by Lipper Inc.
2	Portfolio expense ratio reflects the six months ended June 30, 2008. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

1

Vanguard Diversified Value Portfolio

Advisor’s Report

The Diversified Value Portfolio returned –15.0% for the six months ended June 30, 2008. The portfolio trailed its benchmark, the Russell 1000 Value Index, and the average return of competing multi-cap value funds.

The Investment Environment

This may read like a continuation of our December 2007 letter. As you know, investing has not been much fun: As of June 30, we seem to be clearly heading toward an official bear market, defined as a market decline of 20% from a previous high. Although there are undoubtedly other factors at work, the market’s decline coincides with a dramatic increase in the price of oil and most industrial commodities and foodstuffs. This is aggravated by the lack of a clear energy policy in the United States that encompasses conservation, demand destruction, energy investment, drilling, nuclear energy, and substitution (although we feel that ethanol is not the answer). Commodity prices will remain high until new capacity is added or final demand is reduced. The pressures that current prices are placing on consumers, particularly those with below-average incomes, will surely cause a recession, which we may have (officially, at least) avoided thus far. The economies of the industrialized world are somewhat like great ships that can’t turn quickly, but once there is a change in direction, significant adjustments in supply and demand will follow.

Our Successes

Relatively speaking, our overweighting in utilities and our stock selection in this sector benefited performance, with Entergy, Exelon, and Dominion Resources all posting good returns for the period. Our selectivity in the information technology sector also helped us relative to the benchmark, specifically our holding in IBM, one of the few outperformers in this sector. Other significant contributors to performance included energy companies Occidental Petroleum, Spectra Energy, and ConocoPhillips, plus pharmaceutical manufacturer Wyeth.

Our Shortfalls

Our financials holdings, which have been tormented by the subprime mortgage mess, explain our poor performance. Not only were we overweighted in this sector, but our issue selection was poor. We had little knowledge that our holdings had significant exposure to low-quality loans and, in fact, the management of these companies frequently assured us that their loans were sound. Nevertheless, we should have reduced our financial holdings much more aggressively; by the time we found out how exposed our issues were, it seemed too late. We do believe these holdings offer significant upside opportunity that will benefit the portfolio once this credit correction is over, although we are hesitant to increase commitments now.

During the year, we expect that a number of smaller regional banks will be consolidated or closed by the Federal Reserve and the Federal Deposit Insurance Corporation, especially since construction loans to developers seem to be quite vulnerable. We do not hold this sort of bank, but these problems might boil over into the price performance of larger institutions.

The portfolio’s positioning

Our portfolio positioning is unchanged and is likely to stay so. We don’t wish to make a dramatic shift that might only serve to lock in the relative underperformance.

Significant portfolio changes during the last six months

New positions: CBS owns and operates TV stations as well as radio stations, outdoor advertising, Simon & Schuster, and some Internet sites. The company has raised its dividend, which reflects strong cash flows, and sells at a low P/E. The stock is cheap and out of favor, which seems to be a good investment.

Constellation Energy (Baltimore Gas & Electric) will have a poor upcoming quarter because of a large, one-time credit that the company will be paying to its residential customers. After that, we expect at least six up quarters. With the stock selling at 13 times expected 2009 earnings, this nonregulated business is doing fine.

Philip Morris International, as its name implies, is the non-U.S. tobacco company that was spun off from Altria. We have added to this position because of its good growth prospects, strong competitive position, strong balance sheet, and lack of legal problems. With a 3.5% dividend yield and a low P/E, we feel this is a good long-term holding.

Closed positions: Allstate was sold even though we saw it as a cheap stock with little subprime exposure. However, earnings seem to have peaked on a long-term basis since auto insurance rates are on a decline and repair costs are going up with increasing frequency.

Bear Stearns was sold at a loss. Much has been written about the surprising demise of this company in 2008. We didn’t have any reason to expect its ultimate collapse.

Northrop Grumman was sold because of our concern about its shipbuilding division as well as its tanker business. Profits calculated by the percentage-completion accounting method that the company uses are notorious for their unreliability.

James P. Barrow, Founding Partner

Barrow, Hanley, Mewhinney & Strauss, Inc.

July 11, 2008

2

Vanguard Diversified Value Portfolio

Portfolio Profile

As of June 30, 2008

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	47	666	4,746
Median Market Cap	$43.1B	$39.4B	$32.3B
Price/Earnings Ratio	14.6x	14.3x	17.0x
Price/Book Ratio	2.1x	1.7x	2.4x
Yield[3]	3.0%	3.1%	2.1%
Return on Equity	19.4%	18.7%	19.7%
Earnings Growth Rate	15.5%	17.3%	19.8%
Foreign Holdings	8.6%	0.0%	0.0%
Turnover Rate[4]	10%	—	—
Expense Ratio[4]	0.36%	—	—
Short-Term Reserves	2.5%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.88	0.78
Beta	0.96	0.93

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	6.9%	8.5%	8.7%
Consumer Staples	14.7	8.1	9.2
Energy	14.6	18.3	15.6
Financials	15.7	24.8	15.2
Health Care	14.2	10.9	11.7
Industrials	9.3	9.5	11.5
Information Technology	5.9	3.4	16.5
Materials	1.2	4.3	4.4
Telecommunication
Services	7.2	5.7	3.0
Utilities	10.3	6.5	4.2

Investment Focus

Ten Largest Holdings[5] (% of total net assets)

Occidental	integrated oil
Petroleum Corp.	and gas	6.3%
ConocoPhillips Co.	integrated oil
	and gas	4.3
Spectra Energy Corp.	oil and gas storage
	and transportation	3.6
Imperial Tobacco Group
ADR	tobacco	3.6
Verizon	integrated
Communications Inc.	telecommunication
	services	3.5
AT&T Inc.	integrated
	telecommunication
	services	3.5
International Business	information
Machines Corp.	technology services	3.4
Manulife Financial Corp.	life and
	health insurance	3.2
Philip Morris
International Inc.	tobacco	3.1
Illinois Tool Works, Inc.	industrial machinery	2.9
Top Ten		37.4%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

1	Russell 1000 Value Index.
2	Dow Jones Wilshire 5000 Index.
3	30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4	Annualized.
5	The holdings listed exclude any temporary cash investments and equity index products.

3

Vanguard Diversified Value Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): February 8, 1999–June 30, 2008

Average Annual Total Returns: Periods Ended June 30, 2008
				Since
	Inception Date	One Year	Five Years	Inception
Diversified Value Portfolio	2/8/1999	–20.04%	9.20%	5.75%

1	Six months ended June 30, 2008.

Note: See Financial Highlights table for dividend and capital gains information.

4

Vanguard Diversified Value Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2008

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (97.3%)
Consumer Discretionary (6.7%)
Carnival Corp.	561,500	18,507
Sherwin-Williams Co.	281,100	12,911
Wyndham Worldwide Corp.	529,280	9,480
CBS Corp.	427,600	8,334
Service Corp. International	644,100	6,351
		55,583
Consumer Staples (14.3%)
Imperial Tobacco Group ADR	397,700	29,529
Philip Morris
International Inc.	523,900	25,876
Kraft Foods Inc.	764,297	21,744
Diageo PLC ADR	212,500	15,697
Altria Group, Inc.	678,600	13,952
UST, Inc.	221,200	12,080
		118,878
Energy (14.2%)
Occidental Petroleum Corp.	583,400	52,424
ConocoPhillips Co.	375,844	35,476
Spectra Energy Corp.	1,048,300	30,128
		118,028
Financials (15.4%)
Manulife Financial Corp.	755,000	26,206
JPMorgan Chase & Co.	572,350	19,637
Bank of America Corp.	634,871	15,154
Wells Fargo & Co.	600,900	14,271
* SLM Corp.	650,700	12,591
Citigroup, Inc.	554,900	9,300
XL Capital Ltd. Class A	383,700	7,889
American
International Group, Inc.	277,100	7,332
Washington Mutual, Inc.	1,379,050	6,799
Merrill Lynch & Co., Inc.	166,800	5,289
Capital One Financial Corp.	89,800	3,413
		127,881
Health Care (13.8%)
Bristol-Myers Squibb Co.	1,179,700	24,219
Wyeth	493,000	23,644
Pfizer Inc.	1,128,700	19,719
Baxter International, Inc.	286,700	18,332
Quest Diagnostics, Inc.	307,100	14,885
* WellPoint Inc.	291,400	13,888
		114,687
Industrials (9.0%)
Illinois Tool Works, Inc.	515,200	24,477
Honeywell International Inc.	419,300	21,083
Cooper Industries, Inc.
Class A	390,500	15,425
ITT Industries, Inc.	224,000	14,186
		75,171

		Market
		Value•
	Shares	($000)
Information Technology (5.8%)
International Business
Machines Corp.	238,700	28,293
Hewlett-Packard Co.	440,600	19,479
		47,772
Materials (1.1%)
E.I. du Pont de
Nemours & Co.	222,000	9,522

Telecommunication Services (7.0%)
Verizon Communications Inc.	819,160	28,998
AT&T Inc.	855,127	28,809
FairPoint
Communications, Inc.	15,448	111
		57,918
Utilities (10.0%)
Entergy Corp.	196,200	23,638
Dominion Resources, Inc.	391,400	18,588
Duke Energy Corp.	753,600	13,098
Exelon Corp.	110,200	9,914
CenterPoint Energy Inc.	560,700	8,999
Constellation
Energy Group, Inc.	106,600	8,752
		82,989
Total Common Stocks
(Cost $842,331)		808,429
Temporary Cash Investment (2.5%)
Money Market Fund (2.5%)
1 Vanguard Market
Liquidity Fund, 2.405%
(Cost $20,900)	20,900,189	20,900
Total Investments (99.8%)
(Cost $863,231)		829,329
Other Assets and Liabilities (0.2%)
Other Assets—Note C		5,196
Liabilities		(3,279)
		1,917
Net Assets (100%)
Applicable to 65,252,911 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		831,246
Net Asset Value Per Share		$12.74

At June 30, 2008, net assets consisted of:[2]
	Amount	Per
	($000)	Share
Paid-in Capital	857,574	$13.14
Undistributed Net
Investment Income	11,757.18
Accumulated Net
Realized Losses	(4,183)	(.06)
Unrealized Depreciation	(33,902)	(.52)
Net Assets	831,246	$12.74

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	See Note D in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

5

Vanguard Diversified Value Portfolio

Statement of Operations

Six Months Ended
June 30, 2008
($000)
Investment Income
Income
Dividends	14,107
Interest[1]	302
Security Lending	26
Total Income	14,435
Expenses
Investment Advisory Fees—Note B
Basic Fee	572
Performance Adjustment	(152)
The Vanguard Group—Note C
Management and Administrative	1,081
Marketing and Distribution	124
Custodian Fees	6
Shareholders’ Reports	13
Trustees’ Fees and Expenses	1
Total Expenses	1,645
Net Investment Income	12,790
Realized Net Gain (Loss) on
Investment Securities Sold	(4,155)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(158,800)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(150,165)

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,790	23,451
Realized Net Gain (Loss)	(4,155)	50,378
Change in Unrealized Appreciation (Depreciation)	(158,800)	(38,971)
Net Increase (Decrease) in Net Assets Resulting from Operations	(150,165)	34,858
Distributions
Net Investment Income	(23,793)	(17,886)
Realized Capital Gain[2]	(50,026)	(30,580)
Total Distributions	(73,819)	(48,466)
Capital Share Transactions—Note F
Issued	53,900	228,555
Issued in Lieu of Cash Distributions	73,819	48,466
Redeemed	(102,630)	(159,505)
Net Increase (Decrease) from Capital Share Transactions	25,089	117,516
Total Increase (Decrease)	(198,895)	103,908
Net Assets
Beginning of Period	1,030,141	926,233
End of Period[3]	831,246	1,030,141

1	Interest income from an affiliated company of the portfolio was $302,000.
2	Includes fiscal 2008 and 2007 short-term gain distributions totaling $6,101,000 and $4,616,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3	Net Assets—End of Period includes undistributed net investment income of $11,757,000 and $22,760,000.

6

Vanguard Diversified Value Portfolio

Financial Highlights
	Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2008	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$16.33	$16.53	$14.37	$13.55	$11.46	$8.98
Investment Operations
Net Investment Income	.21	.36	.37[1]	.32[1]	.22	.25[1]
Net Realized and Unrealized Gain (Loss)
on Investments	(2.59)	.28	2.27	.70	2.09	2.47
Total from Investment Operations	(2.38)	.64	2.64	1.02	2.31	2.72
Distributions
Dividends from Net Investment Income	(.39)	(.31)	(.29)	(.20)	(.22)	(.24)
Distributions from Realized Capital Gains	(.82)	(.53)	(.19)	—	—	—
Total Distributions	(1.21)	(.84)	(.48)	(.20)	(.22)	(.24)
Net Asset Value, End of Period	$12.74	$16.33	$16.53	$14.37	$13.55	$11.46

Total Return	–14.99%	3.93%	18.88%	7.61%	20.46%	31.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$831	$1,030	$926	$659	$420	$239
Ratio of Total Expenses to
Average Net Assets[2]	0.36%*	0.40%	0.40%	0.41%	0.42%	0.48%
Ratio of Net Investment Income to
Average Net Assets	2.82%*	2.24%	2.46%	2.29%	2.26%	2.60%
Portfolio Turnover Rate	10%*	21%	25%	21%	15%	24%

1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of (0.03%), 0.00%, 0.00%, 0.01%, 0.02%, and 0.03%.
*	Annualized.

Notes to Financial Statements

Vanguard Variable Insurance Fund Diversified Value Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2007) and for the period ended June 30, 2008, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7

Vanguard Diversified Value Portfolio

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, Inc., provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500/Barra Value Index for periods prior to July 1, 2006, and a new benchmark, the MSCI Prime Market 750 Index, beginning July 1, 2006. The benchmark change will be fully phased in by June 2009. For the six months ended June 30, 2008, the investment advisory fee represented an effective annual basic rate of 0.125% of the portfolio’s average net assets before a decrease of $152,000 (0.07%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2008, the portfolio had contributed capital of $75,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.07% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2008, the cost of investment securities for tax purposes was $863,231,000. Net unrealized depreciation of investment securities for tax purposes was $33,902,000, consisting of unrealized gains of $136,041,000 on securities that had risen in value since their purchase and $169,943,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2008, the portfolio purchased $42,857,000 of investment securities and sold $87,258,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2008	December 31, 2007
	Shares	Shares
	(000)	(000)
Issued	3,765	13,491
Issued in Lieu of Cash Distributions	5,468	3,005
Redeemed	(7,078)	(9,442)
Net Increase (Decrease) in Shares Outstanding	2,155	7,054

G. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the portfolio’s current fiscal period.

The various inputs that may be used to determine the value of the portfolio’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2008, 100% of the portfolio’s investments were valued based on Level 1 inputs.

8

Vanguard Diversified Value Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Value Portfolio	12/31/2007	6/30/2008	Period[1]
Based on Actual Portfolio Return	$1,000.00	$850.08	$1.66
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.07	1.81

1

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.36%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

9

Vanguard Diversified Value Portfolio

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Variable Insurance Fund Diversified Value Portfolio has renewed the portfolio’s investment advisory agreement with Barrow, Hanley, Mewhinney & Strauss, Inc. The board determined that the retention of Barrow Hanley was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Barrow Hanley, founded in 1979, is known for its commitment to value investing. The firm has managed Diversified Value Portfolio since its inception in 1999. Using a combination of in-depth fundamental research and valuation forecasts, Barrow Hanley seeks stocks offering strong fundamentals and price appreciation potential, with below average price-to-earnings ratios and price-to-book value ratios, and above-average current yields.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the portfolio’s investment strategy in disciplined fashion, and the portfolio has performed in line with expectations. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages, which also include information about the advisory fee rate.

The board did not consider profitability of Barrow Hanley in determining whether to approve the advisory fee, because Barrow

Hanley is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the portfolio realizes economies of scale that are built into the negotiated advisory fee rate without any need for asset-level breakpoints. The advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory agreement again after a one-year period.

10

Vanguard® Equity Income Portfolio

The Equity Income Portfolio returned –13.2% for the six months ended June 30, besting its benchmark index by almost 2 percentage points, but lagging the average return of peer funds by about the same amount. The portfolio’s performance reflected the market’s volatility, with slumping stock prices throughout the period.

The portfolio’s hardest-hit sector was financials, which bore the brunt of seemingly never-ending concerns stemming from the subprime-mortgage crisis that heated up last summer. In addition, the portfolio’s return was shaped by the market’s preference—which resumed last year—for growth stocks over value stocks (a relationship that reverses itself periodically, and unexpectedly). The Equity Income Portfolio, of course, focuses on large-capitalization value stocks.

As of June 30, the portfolio’s yield was 3.56%, which was higher than that of the broad stock market.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Declines in most sector returns overwhelmed energy’s contribution

All but one of the ten sectors in which Equity Income Portfolio invests declined during the six months ended June 30. Bucking the trend were the portfolio’s energy-sector holdings, which consisted mainly of stocks of giant integrated oil companies. The sector’s contribution to return was modest, however, in part because of a drop in the price of ExxonMobil shares (–5%).

Financial stocks, which represented about a quarter of portfolio assets on average, were responsible for half of the portfolio’s negative return. For this sector, and throughout the portfolio, the two advisors are constantly reevaluating their choices as the unsettled environment presents new risks and opportunities.

After financials, the next largest sectors by weighting—consumer staples, industrials, utilities, and health care—were generally characterized by across-the-board declines in stock prices. Among the exceptions were General Mills (+8%), Waste Management (+17%), Exelon (+12%), Baxter International (+11%), and Wyeth (+10%).

For more on the strategy and positioning of the Equity Income Portfolio, please see the Advisors’ Report that follows.

Total Returns
Six Months Ended
June 30, 2008
Equity Income Portfolio	–13.2%
FTSE High Dividend Yield Index	–15.0
Average Equity Income Fund[1]	–11.4

Annualized Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Average Equity
	Portfolio	Income Fund
Equity Income Portfolio	0.29%	1.33%

1	Derived from data provided by Lipper Inc.
2	Portfolio expense ratio reflects the six months ended June 30, 2008. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

1

Vanguard Equity Income Portfolio

Advisors’ Report

For the six months ended June 30, 2008, the Equity Income Portfolio returned –13.2%, ahead of the return of its benchmark index but trailing the average return of competing income funds. This performance reflects the combined efforts of the portfolio’s two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the portfolio’s diversification.

The advisors, the percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also provided a discussion of the investment environment and of how portfolio positioning reflects this assessment. These reports were prepared on July 17, 2008.

Wellington Management Company, LLP

Portfolio Manager:

W. Michael Reckmeyer, III, CFA, Vice President

The outlook for economic growth remains sluggish over the next several quarters, and we believe that we are in a mild recession. Despite the Federal Reserve Board’s accommodating monetary policy and the U.S. government’s fiscal stimulus programs, we cannot rule out the possibility that the recession will become severe.

The U.S. consumer is under tremendous pressure, given the combined effects of rising unemployment, higher food and energy prices, and decreasing wealth as a result of falling housing values and the declining stock market. We remain concerned about consumer spending and have stayed underweighted in consumer durables stocks compared with the benchmark index.

Internationally, we see growth trends diverging, as developed economies in Europe and Japan decelerate while emerging markets remain robust.

We continue to be cautious toward the financials sector. We believe that the end of the capital-market dislocations is coming, but we remain concerned that charge-offs could continue to rise among banks and lending institutions. Our overall financial exposure has remained stable, but we are taking a less risk-averse stance now that stocks with attractive valuations are beginning to emerge.

We reestablished a position in Citigroup, believing that the worst of the company’s asset write-downs and negative marks were behind it. We also initiated a position in Fannie Mae, because we believe that its current capital levels are sufficient to cover credit costs and that its stock is selling at a low valuation relative to its earnings power. These purchases were offset by the elimination of our holdings in Wachovia and Wells Fargo. We had concerns about the sustainability of Wachovia’s dividend and had some credit concerns about Wells Fargo.

The utilities sector is a natural emphasis for the portfolio, given these companies’ higher dividend yields. Within the sector, we shifted some exposure toward the integrated utilities. With coal and natural gas prices rising, we think that the cost of electricity could increase by as much as 25%. As a result, we added to positions in companies with unregulated subsidiaries that can capitalize on this trend, such as Entergy and Dominion Resources.

Vanguard Equity Income Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	59	297	Employs a fundamental approach to identify desirable
Company, LLP			individual stocks, seeking those that typically offer
			above-average dividend yields, below-average
			valuations, and the potential for dividend increases
			in the future.
Vanguard Quantitative	38	191	Uses quantitative management to assess a company’s
Equity Group			future prospects by evaluating relative valuation,
			market sentiment, and earnings-quality characteristics.
Cash Investments[1]	3	15	—

1	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

2

Vanguard Equity Income Portfolio

Overall, our purchases over the past six months do not reflect any general themes, but, rather, reflect bottom-up stock selection. Among some of the largest new purchases were BP, Total SA, Genuine Parts, and Schneider Electric.

In the energy sector, we reduced our positions in ConocoPhillips and ExxonMobil because of their lower yields. These positions were replaced with BP and Total SA, both of which offer significantly higher dividend yields and more attractive valuations.

Vanguard Quantitative Equity Group

Portfolio Manager:

James P. Stetler, Principal

The first half of 2008 was a very difficult and challenging time for equity markets in the United States and abroad as concerns over the housing and credit crisis, economic growth, and rising inflation sent stock prices lower. Our strategy during periods of stress and increased volatility is to stay focused on seeking to provide consistent returns above those of the portfolio’s benchmark through superior stock selection as determined by our quantitative models.

As we’ve described in previous reports to you, our process uses three independent stock-selection models to rank companies in terms of their relative valuation, market sentiment, and earnings-quality characteristics. All three models can either enhance or detract from the performance of our part of the portfolio. From our perspective, the diversity in the models’ results is desirable, just as diversification in an investment program is desirable. We want multiple signals that are not correlated with one another, because we know that, at any time, a particular model may not perform as expected. That was not the case over the past six months, however; all three models made positive contributions to our half-year performance.

Among sectors, our stock-selection results were strongest in the financials, materials, and industrials groups. In financials, we benefited from having less exposure than the benchmark index to the worst-performing stocks as the sector reeled from the subprime-mortgage and credit crises and massive write-offs. Our selection results were most disappointing in the health care, utilities, and consumer staples sectors.

Over the long run, our quantitative process has demonstrated the ability to add value, and we continue to believe that a portfolio of securities with attractive valuations, high earnings quality, and market acceptance, managed with disciplined risk control, can be a worthwhile part of a diversified investment plan.

We thank you for your investment and trust, and we look forward to the remainder of the fiscal year.

3

Vanguard Equity Income Portfolio

Portfolio Profile

As of June 30, 2008

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	179	575	4,746
Median Market Cap	$43.3B	$49.0B	$32.3B
Price/Earnings Ratio	12.8x	14.4x	17.0x
Price/Book Ratio	2.0x	2.0x	2.4x
Yield[3]	3.6%	4.0%	2.1%
Return on Equity	20.5%	20.3%	19.7%
Earnings Growth Rate	15.0%	12.6%	19.8%
Foreign Holdings	6.7%	0.0%	0.0%
Turnover Rate[4]	57%	—	—
Expense Ratio[4]	0.29%	—	—
Short-Term Reserves	1.5%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Spliced Index[5]	Broad Index[2]
R-Squared	0.96	0.86
Beta	0.89	0.85

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	3.9%	6.2%	8.7%
Consumer Staples	14.8	15.7	9.2
Energy	10.6	7.9	15.6
Financials	21.1	20.3	15.2
Health Care	10.8	12.6	11.7
Industrials	11.8	13.8	11.5
Information Technology	2.0	1.4	16.5
Materials	6.9	5.4	4.4
Telecommunication
Services	6.3	6.6	3.0
Utilities	11.8	10.1	4.2

Investment Focus

Ten Largest Holdings[6] (% of total net assets)

General Electric Co.	industrial
	conglomerates	4.3%
AT&T Inc.	integrated
	telecommunications
	services	3.6
Chevron Corp.	integrated oil
	and gas	3.4
JPMorgan Chase & Co.	diversified
	financial services	2.4
FPL Group, Inc.	electric utilities	2.3
Verizon	integrated
Communications Inc.	telecommunications
	services	2.3
U.S. Bancorp	superregional banks	2.1
ConocoPhillips Co.	integrated oil
	and gas	2.0
Dominion Resources, Inc.	electric utilities	2.0
Philip Morris
International Inc.	tobacco	2.0
Top Ten		26.4%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

1	FTSE High Dividend Yield Index.
2	Dow Jones Wilshire 5000 Index.
3	30-day SEC yield; annualized dividend yield for the indexes.
4	Annualized.
5	Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.
6	The holdings listed exclude any temporary cash investments and equity index products.

4

Vanguard Equity Income Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 1997–June 30, 2008

Average Annual Total Returns: Periods Ended June 30, 2008

	Inception Date	One Year	Five Years	Ten Years
Equity Income Portfolio	6/7/1993	–14.78%	8.21%	4.61%

1	Six months ended June 30, 2008.

2 Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.

Note: See Financial Highlights table for dividend and capital gains information.

5

Vanguard Equity Income Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2008

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (96.1%)[1]
Consumer Discretionary (3.6%)
McDonald’s Corp.	79,146	4,450
Genuine Parts Co.	89,800	3,563
Home Depot, Inc.	146,000	3,419
CBS Corp.	52,500	1,023
VF Corp.	12,400	883
Hasbro, Inc.	22,900	818
Black & Decker Corp.	12,700	730
Carnival Corp.	17,200	567
Asbury Automotive
Group, Inc.	35,400	455
Autoliv, Inc.	7,000	326
Regal Entertainment Group
Class A	19,300	295
American Axle &
Manufacturing Holdings, Inc.	28,800	230
Darden Restaurants Inc.	6,300	201
Lennar Corp. Class A	16,200	200
The Stanley Works	4,000	179
Cooper Tire & Rubber Co.	21,900	172
Fortune Brands, Inc.	2,600	162
Sinclair Broadcast Group, Inc.	21,300	162
Sherwin-Williams Co.	600	28
Family Dollar Stores, Inc.	1,200	24
		17,887
Consumer Staples (14.3%)
Philip Morris
International Inc.	205,980	10,173
The Procter & Gamble Co.	122,747	7,464
Kimberly-Clark Corp.	119,900	7,168
General Mills, Inc.	103,660	6,299
Altria Group, Inc.	272,280	5,598
PepsiCo, Inc.	66,000	4,197
The Coca-Cola Co.	76,700	3,987
SuperValu Inc.	116,300	3,593
ConAgra Foods, Inc.	182,800	3,524
Nestle SA ADR	25,600	2,892
Unilever NV ADR	98,100	2,786
Colgate-Palmolive Co.	37,800	2,612
Diageo PLC ADR	33,900	2,504
* Lorillard, Inc.	34,141	2,361
Kraft Foods Inc.	37,217	1,059
Anheuser-Busch Cos., Inc.	17,000	1,056
H.J. Heinz Co.	21,800	1,043
Reynolds American Inc.	19,100	891
The Clorox Co.	16,600	867
UST, Inc.	11,000	601
Nu Skin Enterprises, Inc.	24,900	372
Universal Corp. (VA)	7,118	322
Avon Products, Inc.	4,600	166
Nash-Finch Co.	1,600	55
Sysco Corp.	1,500	41
		71,631

		Market
		Value•
	Shares	($000)
Energy (9.8%)
Chevron Corp.	174,000	17,249
ConocoPhillips Co.	108,920	10,281
Total SA ADR	110,000	9,380
BP PLC ADR	97,400	6,776
Marathon Oil Corp.	63,700	3,304
ExxonMobil Corp.	13,609	1,199
Patterson-UTI Energy, Inc.	23,820	858
Spectra Energy Corp.	14,000	402
		49,449
Financials (20.2%)
Capital Markets (2.5%)
Bank of New York
Mellon Corp.	166,195	6,287
Morgan Stanley	122,400	4,415
American Capital
Strategies, Ltd.	25,714	611
Merrill Lynch & Co., Inc.	18,600	590
Federated Investors, Inc.	9,443	325
MCG Capital Corp.	33,714	134

Commercial Banks (5.8%)
U.S. Bancorp	376,492	10,500
PNC Financial
Services Group	102,000	5,824
Lloyds TSB Group PLC—
ADR	156,500	3,861
Wells Fargo & Co.	150,300	3,570
BB&T Corp.	41,100	936
Wachovia Corp.	56,100	871
Bank of Hawaii Corp.	15,000	717
Cullen/Frost Bankers, Inc.	13,900	693
FirstMerit Corp.	30,400	496
Oriental Financial Group Inc.	32,100	458
Popular, Inc.	62,596	413
Regions Financial Corp.	32,800	358
Pacific Capital Bancorp	25,125	346
International Bancshares Corp.	7,500	160
Marshall & Ilsley Corp.	4,500	69
SunTrust Banks, Inc.	1,700	62

Consumer Finance (0.0%)
Advanta Corp. Class B	1,732	11

Diversified Financial Services (5.8%)
JPMorgan Chase & Co.	350,700	12,033
Bank of America Corp.	422,270	10,080
Citigroup, Inc.	411,600	6,898

Insurance (4.4%)
The Chubb Corp.	141,215	6,921
The Allstate Corp.	137,600	6,273
ACE Ltd.	70,400	3,878
The Travelers Cos., Inc.	37,600	1,632
The Hartford Financial
Services Group Inc.	18,314	1,183

		Market
		Value•
	Shares	($000)
PartnerRe Ltd.	10,100	698
Cincinnati Financial Corp.	23,300	592
Endurance Specialty
Holdings Ltd.	19,000	585
Aspen Insurance
Holdings Ltd.	15,800	374

Real Estate Investment Trust (0.8%)
Host Hotels & Resorts Inc.
REIT	276,200	3,770

Thrifts & Mortgage Finance (0.9%)
Fannie Mae	155,100	3,026
New York Community
Bancorp, Inc.	46,100	822
Hudson City Bancorp, Inc.	38,600	644
Freddie Mac	11,900	195
		101,311
Health Care (10.3%)
Pfizer Inc.	482,900	8,436
Johnson & Johnson	110,286	7,096
Abbott Laboratories	114,966	6,090
Wyeth	121,020	5,804
Bristol-Myers Squibb Co.	265,360	5,448
Eli Lilly & Co.	115,220	5,319
Baxter International, Inc.	81,920	5,238
GlaxoSmithKline PLC ADR	94,400	4,174
Merck & Co., Inc.	98,274	3,704
Owens & Minor, Inc.
Holding Co.	3,600	164
LCA-Vision Inc.	5,900	28
		51,501
Industrials (11.2%)
General Electric Co.	817,752	21,825
Waste Management, Inc.	197,400	7,444
Schneider Electric SA	38,542	4,146
3M Co.	58,500	4,071
Norfolk Southern Corp.	57,800	3,622
Caterpillar, Inc.	32,100	2,370
Honeywell International Inc.	40,000	2,011
PACCAR, Inc.	39,000	1,631
Raytheon Co.	26,600	1,497
Northrop Grumman Corp.	15,568	1,042
United Parcel Service, Inc.	16,700	1,027
Emerson Electric Co.	17,500	865
GATX Corp.	15,937	706
Pacer International, Inc.	30,900	665
Arkansas Best Corp.	17,600	645
Applied Industrial
Technology, Inc.	25,000	604
Hubbell Inc. Class B	14,800	590
R.R. Donnelley & Sons Co.	15,900	472
Illinois Tool Works, Inc.	7,300	347
The Standard Register Co.	27,700	261
A.O. Smith Corp.	7,800	256
Masco Corp.	12,000	189

Vanguard Equity Income Portfolio

		Market
		Value•
	Shares	($000)
Alexander & Baldwin, Inc.	2,000	91
Genco Shipping and
Trading Ltd.	1,300	85
Horizon Lines Inc.	2,773	28
		56,490
Information Technology (1.5%)
Intel Corp.	245,100	5,265
Xilinx, Inc.	35,800	904
Paychex, Inc.	26,000	813
Analog Devices, Inc.	10,100	321
Automatic Data
Processing, Inc.	5,000	210
United Online, Inc.	12,300	123
infoGROUP, Inc.	9,700	43
Methode Electronics, Inc.
Class A	3,889	41
Diebold, Inc.	1,000	36
		7,756
Materials (6.6%)
E.I. du Pont de
Nemours & Co.	137,541	5,899
Air Products &
Chemicals, Inc.	55,400	5,477
Dow Chemical Co.	149,420	5,216
Packaging Corp. of America	158,600	3,411
International Paper Co.	116,000	2,703
PPG Industries, Inc.	45,500	2,610
Freeport-McMoRan Copper
& Gold, Inc. Class B	19,600	2,297
Nucor Corp.	19,700	1,471
Alcoa Inc.	34,600	1,232
Southern Peru Copper Corp.
(U.S. Shares)	9,200	981
Lubrizol Corp.	14,500	672
RPM International, Inc.	31,800	655
Olin Corp.	22,200	581
Ashland, Inc.	4,000	193
		33,398
Telecommunication Services (6.0%)
AT&T Inc.	530,260	17,864
Verizon Communications Inc.	326,208	11,548
Embarq Corp.	20,100	950
		30,362
Utilities (11.4%)
FPL Group, Inc.	176,140	11,551
Dominion Resources, Inc.	215,890	10,253
Consolidated Edison Inc.	168,500	6,587
American Electric
Power Co., Inc.	129,900	5,226
Entergy Corp.	40,700	4,904
PG&E Corp.	78,600	3,120
SCANA Corp.	67,800	2,509
Southern Co.	47,300	1,652
Exelon Corp.	17,700	1,592
Duke Energy Corp.	85,000	1,477
Edison International	24,600	1,264
PPL Corp.	20,600	1,077

			Market
			Value•
		Shares	($000)
	MDU Resources Group, Inc.	26,800	934
	DTE Energy Co.	21,700	921
	Pepco Holdings, Inc.	31,964	820
	Alliant Energy Corp.	20,900	716
	Wisconsin Energy Corp.	15,300	692
	ONEOK, Inc.	13,800	674
	ITC Holdings Corp.	9,200	470
	TECO Energy, Inc.	18,200	391
	FirstEnergy Corp.	3,450	284
	Public Service Enterprise
	Group, Inc.	4,600	211
	Ameren Corp.	2,900	122
	WGL Holdings Inc.	1,700	59
			57,506
Exchange-Traded Fund (1.2%)
2	Vanguard Value ETF	104,300	5,852
Total Common Stocks
(Cost $521,204)			483,143
Temporary Cash Investments (3.6%)[1]
Money Market Fund (1.7%)
3	Vanguard Market
	Liquidity Fund, 2.405% 8,363,527		8,364

		Face
		Amount
		($000)
U.S. Agency Obligation (0.5%)
4	Federal Home Loan
	Mortgage Corp.
5	2.105%, 8/25/08	2,500	2,491

Repurchase Agreement (1.4%)
	Banc of America Securities, LLC
	2.500%, 7/1/08 (Dated 6/30/08,
	Repurchase Value $7,201,000,
	collateralized by Federal Home
	Loan Mortgage Corp.
	5.500%, 6/1/33)	7,200	7,200
Total Temporary Cash Investments
(Cost $18,056)			18,055
Total Investments (99.7%)
(Cost $539,260)			501,198
Other Assets and Liabilities (0.3%)
Other Assets—Note C			3,182
Liabilities			(1,756)
			1,426
Net Assets (100%)
Applicable to 33,116,101 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			502,624
Net Asset Value Per Share			$15.18

At June 30, 2008, net assets consisted of:[6]
	Amount	Per
	($000)	Share
Paid-in Capital	515,468	$15.57
Undistributed Net
Investment Income	8,274.25
Accumulated Net Realized Gains	17,576.53
Unrealized Depreciation
Investment Securities	(38,062)	(1.15)
Futures Contracts	(632)	(.02)
Net Assets	502,624	$15.18

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1

The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.2% and 1.5%, respectively, of net assets. See Note E in Notes to Financial Statements.

2	Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.
5	Securities with a value of $2,491,000 have been segregated as initial margin for open futures contracts.
6	See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

7

Vanguard Equity Income Portfolio

Statement of Operations

Six Months Ended
June 30, 2008
($000)
Investment Income
Income
Dividends[1]	9,891
Interest[1]	249
Security Lending	16
Total Income	10,156
Expenses
Investment Advisory Fees—Note B
Basic Fee	228
Performance Adjustment	11
The Vanguard Group—Note C
Management and Administrative	485
Marketing and Distribution	58
Custodian Fees	2
Shareholders’ Reports	14
Total Expenses	798
Expenses Paid Indirectly—Note D	(7)
Net Expenses	791
Net Investment Income	9,365
Realized Net Gain (Loss)
Investment Securities Sold[1]	19,107
Futures Contracts	(802)
Realized Net Gain (Loss)	18,305
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(105,011)
Futures Contracts	(716)
Change in Unrealized Appreciation
(Depreciation)	(105,727)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(78,057)

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,365	17,603
Realized Net Gain (Loss)	18,305	44,209
Change in Unrealized Appreciation (Depreciation)	(105,727)	(33,894)
Net Increase (Decrease) in Net Assets Resulting from Operations	(78,057)	27,918
Distributions
Net Investment Income	(17,785)	(15,252)
Realized Capital Gain[2]	(44,760)	(40,771)
Total Distributions	(62,545)	(56,023)
Capital Share Transactions—Note G
Issued	20,363	60,957
Issued in Lieu of Cash Distributions	62,545	56,023
Redeemed	(41,122)	(88,334)
Net Increase (Decrease) from Capital Share Transactions	41,786	28,646
Total Increase (Decrease)	(98,816)	541
Net Assets
Beginning of Period	601,440	600,899
End of Period[3]	502,624	601,440

1	Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $89,000, $133,000, and $0, respectively.
2	Includes fiscal 2008 and 2007 short-term gain distributions totaling $3,261,000 and $3,520,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3	Net Assets—End of Period includes undistributed net investment income of $8,274,000 and $16,694,000.

8

Vanguard Equity Income Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2008	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$19.79	$20.81	$18.60	$19.45	$20.00	$16.55
Investment Operations
Net Investment Income	.30	.57	.54	.51	.49	.470
Net Realized and Unrealized Gain (Loss)
on Investments	(2.80)	.32	3.10	.22	1.80	3.455
Total from Investment Operations	(2.50)	.89	3.64	.73	2.29	3.925
Distributions
Dividends from Net Investment Income	(.60)	(.52)	(.54)	(.48)	(.47)	(.450)
Distributions from Realized Capital Gains	(1.51)	(1.39)	(.89)	(1.10)	(2.37)	(.025)
Total Distributions	(2.11)	(1.91)	(1.43)	(1.58)	(2.84)	(.475)
Net Asset Value, End of Period	$15.18	$19.79	$20.81	$18.60	$19.45	$20.00

Total Return	–13.19%	4.53%	20.70%	4.14%	13.32%	24.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$503	$601	$601	$483	$439	$372
Ratio of Total Expenses to
Average Net Assets[1]	0.29%*	0.29%	0.28%	0.28%	0.26%	0.35%
Ratio of Net Investment Income to
Average Net Assets	3.43%*	2.79%	2.90%	2.91%	2.78%	2.83%
Portfolio Turnover Rate	57%*	61%	28%	26%	29%	63%

1	Includes performance-based investment advisory fee increases (decreases) of 0.00% for 2008, 0.00% for 2007, (0.01%) for 2006, (0.01%) for 2005, and 0.00% for 2004.
*	Annualized.

Notes to Financial Statements

Vanguard Variable Insurance Fund Equity Income Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

9

Vanguard Equity Income Portfolio

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2007) and for the period ended June 30, 2008, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Wellington Management Company, LLP, is subject to quarterly adjustments based on performance for the preceding three years relative to the Lipper Equity Income Average for periods prior to April 1, 2008, and the new benchmark, the FTSE High Dividend Yield Index, beginning April 1, 2008.

The Vanguard Group provides investment advisory services to a portion of the portfolio on an at-cost basis; the portfolio paid Vanguard advisory fees of $68,000 for the six months ended June 30, 2008.

For the six months ended June 30, 2008, the aggregate investment advisory fee represented an effective annual basic rate of 0.08% of the portfolio’s average net assets before an increase of $11,000 based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2008, the portfolio had contributed capital of $46,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the six months ended June 30, 2008, these arrangements reduced the portfolio’s management and administrative expenses by $7,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are

10

Vanguard Equity Income Portfolio

recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2008, the cost of investment securities for tax purposes was $539,260,000. Net unrealized depreciation of investment securities for tax purposes was $38,062,000, consisting of unrealized gains of $37,085,000 on securities that had risen in value since their purchase and $75,147,000 in unrealized losses on securities that had fallen in value since their purchase.

At June 30, 2008, the aggregate settlement value of open futures contracts expiring in September 2008 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
S&P 500 Index	32	10,249	(625)
E-mini S&P 500 Index	4	256	(7)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the six months ended June 30, 2008, the portfolio purchased $151,070,000 of investment securities and sold $164,317,000 of investment securities other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2008	December 31, 2007
	Shares	Shares
	(000)	(000)
Issued	1,187	2,988
Issued in Lieu of Cash Distributions	3,907	2,910
Redeemed	(2,365)	(4,386)
Net Increase (Decrease) in Shares Outstanding	2,729	1,512

H. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the portfolio’s current fiscal period.

The various inputs that may be used to determine the value of the portfolio’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of June 30, 2008, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	487,361	(632)
Level 2—Other significant observable inputs	13,837	—
Level 3—Significant unobservable inputs	—	—
Total	501,198	(632)

11

Vanguard Equity Income Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Portfolio	12/31/2007	6/30/2008	Period[1]
Based on Actual Portfolio Return	$1,000.00	$868.15	$1.35
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.42	1.46

1

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.29%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

12

Vanguard Equity Income Portfolio

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Variable Insurance Fund Equity Income Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (through its Quantitative Equity Group). The board also approved an amended investment advisory agreement with Wellington Management Company, LLP, effective April 1, 2008. The amended agreement contains a change in the compensation benchmark. The previous compensation benchmark, the Lipper Equity Income Average, has been replaced by the FTSE High Dividend Yield Index. The board concluded that the FTSE High Dividend Yield Index provides an improved comparison of the investment results for the portfolio. The board determined that renewing the portfolio’s advisory arrangement with Vanguard, retaining Wellington Management, and amending Wellington Management’s advisory agreement were in the best interests of the portfolio and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both the short and long term, and the organizational depth and stability of each firm. The board noted the following:

Wellington Management Company. Founded in 1928, Wellington Management is among the nation’s oldest and most-respected institutional managers. The firm has advised the Equity Income Portfolio since 2003. The portfolio managers are backed by a long-tenured team of research analysts who conduct detailed fundamental analysis of their respective industries and companies. Wellington Management has provided high-quality advisory services for the portfolio and has demonstrated strong organizational depth and stability over both the short and long term.

The Vanguard Group. Vanguard—through its Quantitative Equity Group—has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. Mr. Sauter has led the Quantitative Equity Group since 1987. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out its investment strategy in disciplined fashion, and that the results have allowed the portfolio to perform competitively against its benchmark and peer group. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory fee rate was also well below that of the peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages, which also include information about the advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations. The board did not consider a “profitability” analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for shareholders.

The benefit of economies of scale

The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rate negotiated with Wellington Management without any need for asset-level breakpoints. Wellington Management’s advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group. The board also concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as the portfolio’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

13

Vanguard® Equity Index Portfolio

The Vanguard Equity Index Portfolio returned –11.9% for the six-month period ended June 30, 2008. The portfolio’s return was on track with that of its target benchmark, the Standard & Poor’s 500 Index.

Please note that the returns of the portfolios in Vanguard Variable Insurance Fund are different from the portfolio returns of the Vanguard Variable Annuity (and other plans that invest in the fund), which include insurance-related expenses.

Overall weakness hurt returns

During the first half of 2008, economic uncertainty rocked the broad stock market and depressed the return of Vanguard Equity Index Portfolio. Throughout the six-month period, inflationary pressure, a rising unemployment rate, and historically high oil prices weighed on the economy and the stock market. The U.S. housing crisis continued to take its toll on the broad economy, further hurting consumer confidence. All but two of the market’s sectors—energy and materials—posted negative returns for the period.

Financials—the index’s largest sector, on average—was by far the largest detractor for the half-year period, down 30%. Risky loans and high levels of write-downs shook investor confidence in the market’s largest investment and commercial banks, including Bear Stearns and Lehman Brothers. Mortgage giants Freddie Mac and Fannie Mae were hit hard by the continuing credit crisis. Information technology stocks also weighed on index returns, as consumers and corporations tightened their belts and Internet companies wrestled with weakness in online advertising. In the health care arena, pharmaceutical giants Merck and Pfizer continued to suffer from a backlog in the FDA approval process and from other regulatory setbacks. In industrials, General Electric, a significant holding in the index, was down 27% for the period.

The only two positive areas for the index were energy and materials. Energy prices continued to surge, lifting the stock prices of production and exploration companies, as well as those of equipment suppliers. The materials sector has continued to benefit from the global boom in commodities prices, as fast-developing Asian markets build new plants, equipment, and infrastructure on a massive scale.

A long-term focus is key during hard times

The past several months have been difficult for investors, as they watched the turmoil in the U.S. markets continue. At times like this, it helps to remember that when you adopt a long-term perspective and maintain a diversified portfolio, the market’s month-to-month ups and downs don’t seem as threatening.

In practice, this means building a portfolio that includes stocks, bonds, and short-term reserves, one that can provide some protection against market volatility while allowing you to participate in the long-term potential for growth in each asset class. The Equity Index Portfolio, with its comprehensive exposure to much of the broad U.S. stock market, can play a key role in such a well-balanced portfolio.

Total Returns
Six Months Ended
June 30, 2008
Equity Index Portfolio	–11.9%
S&P 500 Index	–11.9
Average Large-Cap Core Fund[1]	–11.5

Annualized Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Average
		Large-Cap
	Portfolio	Core Fund
Equity Index Portfolio	0.14%	1.29%

1	Derived from data provided by Lipper Inc.
2	Portfolio expense ratio reflects the six months ended June 30, 2008. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

1

Vanguard Equity Index Portfolio

Portfolio Profile

As of June 30, 2008

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	507	500	4,746
Median Market Cap	$44.9B	$44.9B	$32.3B
Price/Earnings Ratio	16.2x	16.2x	17.0x
Price/Book Ratio	2.4x	2.4x	2.4x
Yield[3]	2.2%	2.3%	2.1%
Return on Equity	20.8%	20.8%	19.7%
Earnings Growth Rate	19.7%	19.7%	19.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	10%	—	—
Expense Ratio[4]	0.14%	—	—
Short-Term Reserves	1.3%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.98
Beta	1.00	0.96

Sector Diversification (% of equity exposure)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	8.1%	8.1%	8.7%
Consumer Staples	10.8	10.8	9.2
Energy	16.2	16.2	15.6
Financials	14.2	14.3	15.2
Health Care	11.9	11.9	11.7
Industrials	11.1	11.1	11.5
Information Technology	16.5	16.5	16.5
Materials	3.9	3.8	4.4
Telecommunication
Services	3.3	3.3	3.0
Utilities	4.0	4.0	4.2

Investment Focus

Ten Largest Holdings[5] (% of total net assets)

ExxonMobil Corp.	integrated oil
	and gas	4.2%
General Electric Co.	industrial
	conglomerates	2.4
Microsoft Corp.	systems software	2.0
Chevron Corp.	integrated oil
	and gas	1.8
AT&T Inc.	integrated
	telecommunication
	services	1.8
The Procter & Gamble Co.	household products	1.7
Johnson & Johnson	pharmaceuticals	1.6
International Business	computer
Machines Corp.	hardware	1.5
Apple Inc.	computer
	hardware	1.3
ConocoPhillips Co.	integrated oil
	and gas	1.3
Top Ten		19.6%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

1	S&P 500 Index.
2	Dow Jones Wilshire 5000 Index.
3	30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4	Annualized.
5	The holdings listed exclude any temporary cash investments and equity index products.

2

Vanguard Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 1997–June 30, 2008

Average Annual Total Returns: Periods Ended June 30, 2008

	Inception Date	One Year	Five Years	Ten Years
Equity Index Portfolio	4/29/1991	–13.17%	7.48%	2.83%

1	Six months ended June 30, 2008.

Note: See Financial Highlights table for dividend and capital gains information.

3

Vanguard Equity Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2008

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%)[1]
Consumer Discretionary (8.1%)
	McDonald’s Corp.	211,043	11,865
	The Walt Disney Co.	354,757	11,068
	Comcast Corp. Class A	548,246	10,400
	Time Warner, Inc.	666,382	9,862
	Home Depot, Inc.	315,963	7,400
	Target Corp.	144,886	6,736
	News Corp., Class A	428,625	6,447
	Lowe’s Cos., Inc.	272,522	5,655
*	Amazon.com, Inc.	57,512	4,217
	NIKE, Inc. Class B	70,579	4,207
*	Viacom Inc. Class B	116,702	3,564
*	DIRECTV Group, Inc.	132,265	3,427
	Clear Channel
	Communications, Inc.	92,625	3,260
	Johnson Controls, Inc.	110,457	3,168
	Staples, Inc.	130,750	3,105
	Yum! Brands, Inc.	88,130	3,092
	Carnival Corp.	81,293	2,679
	Omnicom Group Inc.	59,620	2,676
	Best Buy Co., Inc.	64,333	2,548
	TJX Cos., Inc.	79,045	2,488
	CBS Corp.	125,722	2,450
	The McGraw-Hill Cos., Inc.	59,793	2,399
*	Kohl’s Corp.	57,047	2,284
*	Starbucks Corp.	135,519	2,133
*^	Ford Motor Co.	417,450	2,008
*	Coach, Inc.	63,494	1,834
	Fortune Brands, Inc.	28,617	1,786
	Harley-Davidson, Inc.	44,039	1,597
	Macy’s Inc.	78,518	1,525
	J.C. Penney Co., Inc.
	(Holding Co.)	41,267	1,498
	Marriott International, Inc.
	Class A	55,933	1,468
	International Game
	Technology	58,143	1,452
	The Gap, Inc.	83,572	1,393
	Starwood Hotels & Resorts
	Worldwide, Inc.	34,672	1,389
*	Bed Bath & Beyond, Inc.	48,616	1,366
	H & R Block, Inc.	61,118	1,308
	^General Motors Corp.	106,325	1,223
	Genuine Parts Co.	30,714	1,219
*	GameStop Corp. Class A	30,103	1,216
	Mattel, Inc.	68,073	1,165
	VF Corp.	16,258	1,157
*	Apollo Group, Inc. Class A	25,707	1,138
	Abercrombie & Fitch Co.	16,239	1,018
	Nordstrom, Inc.	33,038	1,001
*	AutoZone Inc.	8,104	981
	Tiffany & Co.	23,587	961
*^	Sears Holdings Corp.	13,038	960
	Limited Brands, Inc.	55,712	939
	Hasbro, Inc.	25,810	922

			Market
			Value•
		Shares	($000)
	Gannett Co., Inc.	42,512	921
	Whirlpool Corp.	14,047	867
	Newell Rubbermaid, Inc.	51,495	865
	Sherwin-Williams Co.	18,377	844
	Darden Restaurants Inc.	26,231	838
*	The Goodyear Tire &
	Rubber Co.	45,164	805
	Eastman Kodak Co.	54,053	780
*	Interpublic Group
	of Cos., Inc.	88,567	762
*	Expedia, Inc.	39,154	720
	E.W. Scripps Co. Class A	16,795	698
	Polo Ralph Lauren Corp.	10,760	676
	The Stanley Works	14,674	658
	Black & Decker Corp.	11,426	657
*	IAC/InterActiveCorp	33,716	650
	Washington Post Co. Class B	1,089	639
	Wyndham Worldwide Corp.	32,876	589
	D. R. Horton, Inc.	51,487	559
	Snap-On Inc.	10,736	558
*	Office Depot, Inc.	50,696	555
	Leggett & Platt, Inc.	30,994	520
	Family Dollar Stores, Inc.	25,575	510
*	Big Lots Inc.	14,934	467
	Harman International
	Industries, Inc.	11,088	459
	Wendy’s International, Inc.	16,373	446
	^New York Times Co.
	Class A	26,211	403
	Pulte Homes, Inc.	39,359	379
	Lennar Corp. Class A	25,445	314
	Centex Corp.	22,532	301
	RadioShack Corp.	23,860	293
	Liz Claiborne, Inc.	18,102	256
*	AutoNation, Inc.	24,961	250
	KB Home	14,025	237
	Jones Apparel Group, Inc.	15,930	219
	Meredith Corp.	6,902	195
	Dillard’s Inc.	10,794	125
	Comcast Corp. Special
	Class A	3,121	59
*	Viacom Inc. Class A	1,056	32
	CBS Corp. Class A	1,056	21
	News Corp., Class B	200	3
			168,784
Consumer Staples (10.7%)
	The Procter & Gamble Co.	568,489	34,570
	Wal-Mart Stores, Inc.	433,260	24,349
	Philip Morris
	International Inc.	392,742	19,398
	The Coca-Cola Co.	372,008	19,337
	PepsiCo, Inc.	295,341	18,781
	CVS/Caremark Corp.	266,118	10,530
	Anheuser-Busch Cos., Inc.	132,777	8,248
	Kraft Foods Inc.	282,266	8,030
	Altria Group, Inc.	389,942	8,017

			Market
			Value•
		Shares	($000)
	Colgate-Palmolive Co.	94,473	6,528
	Walgreen Co.	184,437	5,996
	Costco Wholesale Corp.	80,648	5,657
	Kimberly-Clark Corp.	77,880	4,656
	Archer-Daniels-Midland Co.	119,860	4,045
	General Mills, Inc.	62,360	3,790
	The Kroger Co.	123,148	3,555
	Sysco Corp.	111,828	3,076
	Avon Products, Inc.	79,459	2,862
	H.J. Heinz Co.	58,664	2,807
	Wm. Wrigley Jr. Co.	32,963	2,564
	Safeway, Inc.	81,557	2,328
	Kellogg Co.	47,229	2,268
*	Lorillard, Inc.	32,414	2,242
	ConAgra Foods, Inc.	90,717	1,749
	Sara Lee Corp.	131,474	1,611
	UST, Inc.	27,464	1,500
	Reynolds American Inc.	31,885	1,488
	Molson Coors Brewing Co.
	Class B	26,002	1,413
	Campbell Soup Co.	40,503	1,355
	The Clorox Co.	25,904	1,352
	SuperValu Inc.	39,527	1,221
	Brown-Forman Corp. Class B	15,867	1,199
	The Hershey Co.	31,570	1,035
	The Estee Lauder Cos. Inc.
	Class A	21,308	990
	Coca-Cola Enterprises, Inc.	53,925	933
	McCormick & Co., Inc.	24,034	857
	Tyson Foods, Inc.	51,315	767
*	Constellation Brands, Inc.
	Class A	36,603	727
	The Pepsi Bottling Group, Inc.	25,281	706
	Whole Foods Market, Inc.	26,114	619
*	Dean Foods Co.	27,855	547
	Wm. Wrigley Jr. Co. Class B	6,994	544
			224,247
Energy (16.1%)
	ExxonMobil Corp.	983,985	86,719
	Chevron Corp.	385,129	38,178
	ConocoPhillips Co.	287,213	27,110
	Schlumberger Ltd.	222,123	23,863
	Occidental Petroleum Corp.	152,803	13,731
	Devon Energy Corp.	83,055	9,980
*	Transocean, Inc.	59,333	9,042
	Apache Corp.	62,044	8,624
	Halliburton Co.	162,436	8,620
*	National Oilwell Varco Inc.	77,318	6,860
	Marathon Oil Corp.	131,768	6,835
	Hess Corp.	52,276	6,597
	Anadarko Petroleum Corp.	87,159	6,523
	XTO Energy, Inc.	95,051	6,512
*	Weatherford International Ltd.	126,544	6,275
	EOG Resources, Inc.	46,236	6,066
	Chesapeake Energy Corp.	89,558	5,907
	Baker Hughes, Inc.	57,345	5,009

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Peabody Energy Corp.	50,504	4,447
	Williams Cos., Inc.	108,741	4,383
	Valero Energy Corp.	98,344	4,050
	CONSOL Energy, Inc.	33,946	3,815
	Murphy Oil Corp.	35,351	3,466
	Spectra Energy Corp.	117,857	3,387
	Noble Corp.	49,970	3,246
	Noble Energy, Inc.	32,030	3,221
	Smith International, Inc.	37,333	3,104
*	Southwestern Energy Co.	63,600	3,028
	El Paso Corp.	130,750	2,842
*	Nabors Industries, Inc.	52,351	2,577
*	Cameron International Corp.	40,300	2,231
	ENSCO International, Inc.	26,839	2,167
	Range Resources Corp.	28,963	1,898
	BJ Services Co.	54,665	1,746
	Cabot Oil & Gas Corp.	18,202	1,233
	Massey Energy Co.	12,544	1,176
	Rowan Cos., Inc.	21,058	984
	Sunoco, Inc.	21,703	883
	Tesoro Corp.	25,343	501
			336,836
Financials (14.2%)
	JPMorgan Chase & Co.	643,026	22,062
	Bank of America Corp.	829,230	19,794
	Citigroup, Inc.	1,013,852	16,992
	Wells Fargo & Co.	615,046	14,607
	American International
	Group, Inc.	500,664	13,248
	The Goldman Sachs
	Group, Inc.	73,408	12,839
	U.S. Bancorp	324,139	9,040
	American Express Co.	215,685	8,125
	Bank of New York
	Mellon Corp.	212,922	8,055
	Morgan Stanley	206,128	7,435
	MetLife, Inc.	132,265	6,980
	Wachovia Corp.	398,063	6,182
	Merrill Lynch & Co., Inc.	183,494	5,819
	AFLAC Inc.	88,458	5,555
	State Street Corp.	79,356	5,078
	The Travelers Cos., Inc.	112,610	4,887
	Prudential Financial, Inc.	81,191	4,850
	The Allstate Corp.	102,535	4,675
	CME Group, Inc.	10,152	3,890
	Fannie Mae	198,187	3,867
	The Hartford Financial
	Services Group Inc.	58,541	3,780
	Simon Property Group, Inc.
	REIT	41,765	3,754
	PNC Financial Services Group	64,338	3,674
	Charles Schwab Corp.	172,894	3,551
	ACE Ltd.	61,995	3,415
	The Chubb Corp.	68,001	3,333

	Loews Corp.	67,341	3,158
	T. Rowe Price Group Inc.	48,313	2,728
	Capital One Financial Corp.	69,854	2,655
	Franklin Resources Corp.	28,965	2,655
	ProLogis REIT	48,805	2,653
	Lehman Brothers
	Holdings, Inc.	129,739	2,570
	Aon Corp.	55,574	2,553
	Marsh & McLennan Cos., Inc.	95,270	2,529
	NYSE Euronext	49,274	2,496
	Northern Trust Corp.	35,618	2,442
	SunTrust Banks, Inc.	65,551	2,374
	Progressive Corp. of Ohio	126,138	2,361
	BB&T Corp.	101,838	2,319
	Vornado Realty Trust REIT	25,103	2,209
	Lincoln National Corp.	48,255	2,187
	The Principal Financial
	Group, Inc.	48,168	2,022
	Boston Properties, Inc. REIT	22,278	2,010
	Freddie Mac	120,393	1,974
	Equity Residential REIT	50,300	1,925
	Public Storage, Inc. REIT	23,140	1,869
	General Growth
	Properties Inc. REIT	49,740	1,742
*	SLM Corp.	86,935	1,682
	Ameriprise Financial, Inc.	41,288	1,679
	Kimco Realty Corp. REIT	47,210	1,630
	Hudson City Bancorp, Inc.	96,609	1,611
	Leucadia National Corp.	32,911	1,545
*	IntercontinentalExchange Inc.	13,227	1,508
	Genworth Financial Inc.	80,608	1,436
	Regions Financial Corp.	130,460	1,423
	HCP, Inc. REIT	43,718	1,391
	Plum Creek Timber Co. Inc.
	REIT	32,122	1,372
	Host Hotels & Resorts Inc.
	REIT	97,185	1,327
	Unum Group	64,423	1,317
	Moody’s Corp.	38,154	1,314
	Avalonbay Communities, Inc.
	REIT	14,461	1,289
	Discover Financial Services	90,008	1,185
	Assurant, Inc.	17,880	1,179
	Legg Mason Inc.	26,304	1,146
	Safeco Corp.	16,809	1,129
	Fifth Third Bancorp	107,866	1,098
	M & T Bank Corp.	14,515	1,024
	KeyCorp	91,153	1,001
	Torchmark Corp.	16,794	985
	Washington Mutual, Inc.	199,129	982
	American Capital
	Strategies, Ltd.	38,082	905
	Developers Diversified
	Realty Corp. REIT	22,268	773
	Cincinnati Financial Corp.	30,229	768
	Marshall & Ilsley Corp.	48,215	739
	Comerica, Inc.	28,038	719

	Janus Capital Group Inc.	27,133	718
	XL Capital Ltd. Class A	33,683	693
^	National City Corp.	142,585	680
	Sovereign Bancorp, Inc.	89,893	662
	Zions Bancorp	20,193	636
*	CB Richard Ellis Group, Inc.	32,604	626
	Apartment Investment &
	Management Co.
	Class A REIT	16,863	574
	Federated Investors, Inc.	16,187	557
	Countrywide Financial Corp.	106,913	454
	Huntington Bancshares Inc.	67,441	389
	CIT Group Inc.	51,989	354
*^	E*TRADE Financial Corp.	87,379	274
	First Horizon National Corp.	34,259	255
	MBIA, Inc.	38,678	170
	MGIC Investment Corp.	23,017	141
			296,258
Health Care (11.9%)
	Johnson & Johnson	524,753	33,763
	Pfizer Inc.	1,259,869	22,010
	Abbott Laboratories	287,413	15,224
	Merck & Co., Inc.	399,672	15,064
	Wyeth	248,225	11,905
	Medtronic, Inc.	209,144	10,823
*	Amgen, Inc.	202,660	9,557
*	Gilead Sciences, Inc.	171,770	9,095
	Eli Lilly & Co.	184,216	8,503
	Bristol-Myers Squibb Co.	368,629	7,568
	Baxter International, Inc.	116,742	7,464
	UnitedHealth Group Inc.	228,769	6,005
	Schering-Plough Corp.	301,914	5,945
*	Celgene Corp.	81,121	5,181
*	WellPoint Inc.	97,916	4,667
	Covidien Ltd.	93,010	4,454
*	Medco Health Solutions, Inc.	94,284	4,450
*	Thermo Fisher Scientific, Inc.	77,828	4,337
	Becton, Dickinson & Co.	45,441	3,694
	Aetna Inc.	90,204	3,656
*	Genzyme Corp.	49,684	3,578
	Cardinal Health, Inc.	66,430	3,426
*	Boston Scientific Corp.	250,750	3,082
*	Biogen Idec Inc.	54,480	3,045
	Allergan, Inc.	57,192	2,977
*	Express Scripts Inc.	46,772	2,934
*	Zimmer Holdings, Inc.	43,025	2,928
	McKesson Corp.	51,544	2,882
	Stryker Corp.	44,440	2,794
*	St. Jude Medical, Inc.	63,100	2,580
*	Forest Laboratories, Inc.	56,724	1,971
*	Intuitive Surgical, Inc.	7,251	1,953
	CIGNA Corp.	52,219	1,848
	C.R. Bard, Inc.	18,601	1,636
*	Laboratory Corp. of
	America Holdings	20,891	1,455
	Quest Diagnostics, Inc.	29,637	1,436
*	Humana Inc.	31,745	1,263
*	Varian Medical Systems, Inc.	23,564	1,222

	AmerisourceBergen Corp.	30,275	1,211
*	Waters Corp.	18,694	1,206
*	Hospira, Inc.	29,639	1,189
	Applera Corp.–Applied
	Biosystems Group	31,692	1,061
*	Barr Pharmaceuticals Inc.	20,209	911
*	Coventry Health Care Inc.	28,261	860
	IMS Health, Inc.	33,685	785
*	Patterson Cos.	24,260	713
*	Millipore Corp.	10,359	703
	Mylan Inc.	57,079	689
	PerkinElmer, Inc.	21,996	613
*	Watson Pharmaceuticals, Inc.	19,370	526
*	Tenet Healthcare Corp.	89,794	499
*	King Pharmaceuticals, Inc.	45,703	479
			247,820
Industrials (11.1%)
	General Electric Co.	1,856,278	49,544
	United Parcel Service, Inc.	190,063	11,683
	United Technologies Corp.	181,242	11,183
	The Boeing Co.	139,848	9,191
	3M Co.	131,137	9,126
	Caterpillar, Inc.	114,431	8,447
	Union Pacific Corp.	96,152	7,259
	Emerson Electric Co.	145,380	7,189
	Honeywell International Inc.	138,040	6,941
	General Dynamics Corp.	74,192	6,247
	Lockheed Martin Corp.	62,883	6,204
	Deere & Co.	80,196	5,785
	Burlington Northern
	Santa Fe Corp.	54,566	5,451
	CSX Corp.	75,399	4,736
	FedEx Corp.	57,719	4,548
	Raytheon Co.	78,763	4,433
	Norfolk Southern Corp.	69,944	4,383
	Northrop Grumman Corp.	63,679	4,260
	Danaher Corp.	47,370	3,662
	Tyco International, Ltd.	89,810	3,596

5

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Illinois Tool Works, Inc.	73,980	3,515
	Waste Management, Inc.	91,360	3,445
	Fluor Corp.	16,484	3,067
	PACCAR, Inc.	67,988	2,844
	Eaton Corp.	30,608	2,601
	Precision Castparts Corp.	25,844	2,491
	Cummins Inc.	37,756	2,474
	Textron, Inc.	46,402	2,224
	Parker Hannifin Corp.	31,174	2,223
	Ingersoll-Rand Co.	59,143	2,214
	ITT Industries, Inc.	33,815	2,141
	L-3 Communications
	Holdings, Inc.	22,766	2,069
*	Jacobs Engineering
	Group Inc.	22,832	1,843
	Southwest Airlines Co.	136,213	1,776
	C.H. Robinson Worldwide Inc.	31,775	1,743
	Expeditors International of
	Washington, Inc.	40,000	1,720
	Dover Corp.	35,176	1,701
	Rockwell Collins, Inc.	29,912	1,435
	Pitney Bowes, Inc.	38,638	1,318
	Cooper Industries, Inc. Class A	32,639	1,289
	Rockwell Automation, Inc.	27,558	1,205
	R.R. Donnelley & Sons Co.	39,579	1,175
	Goodrich Corp.	23,319	1,107
	Masco Corp.	67,995	1,070
	W.W. Grainger, Inc.	12,060	986
*	Terex Corp.	18,683	960
	Pall Corp.	22,301	885
	Avery Dennison Corp.	19,908	875
	Equifax, Inc.	24,130	811
*	Allied Waste Industries, Inc.	63,300	799
	The Manitowoc Co., Inc.	24,400	794
	Ryder System, Inc.	10,663	734
	Robert Half International, Inc.	29,369	704
	Cintas Corp.	24,460	648
*	Monster Worldwide Inc.	23,171	478
*	Raytheon Co.
	Warrants Exp. 6/16/11	727	14
			231,246
Information Technology (16.4%)
	Microsoft Corp.	1,491,549	41,033
	International Business
	Machines Corp.	255,759	30,315
*	Apple Inc.	164,114	27,479
*	Cisco Systems, Inc.	1,100,109	25,589
	Intel Corp.	1,066,734	22,913
*	Google Inc.	43,279	22,783
	Hewlett-Packard Co.	459,207	20,302
*	Oracle Corp.	738,730	15,513
	QUALCOMM Inc.	301,415	13,374

*	Dell Inc.	376,279	8,233
	Texas Instruments, Inc.	246,261	6,935
	Corning, Inc.	293,236	6,759
*	EMC Corp.	384,942	5,655
*	eBay Inc.	205,833	5,625
*	Yahoo! Inc.	256,131	5,292
	Applied Materials, Inc.	252,417	4,819
	Automatic Data
	Processing, Inc.	96,502	4,043
*	Adobe Systems, Inc.	98,971	3,898
	Western Union Co.	137,791	3,406
	Tyco Electronics Ltd.	89,010	3,188
	Motorola, Inc.	419,956	3,082
*	Symantec Corp.	156,434	3,027
*	Electronic Arts Inc.	59,240	2,632
*	MEMC Electronic
	Materials, Inc.	42,318	2,604
*	Agilent Technologies, Inc.	67,028	2,382
	Electronic Data Systems Corp.	93,559	2,305
*	Broadcom Corp.	83,257	2,272
	Xerox Corp.	167,357	2,269
*	Juniper Networks, Inc.	97,671	2,166
*	NVIDIA Corp.	103,307	1,934
	Paychex, Inc.	59,705	1,868
*	Cognizant Technology
	Solutions Corp.	53,770	1,748
	Analog Devices, Inc.	53,937	1,714
	CA, Inc.	72,692	1,678
*	Intuit, Inc.	59,706	1,646
*	Sun Microsystems, Inc.	145,559	1,584
*	Autodesk, Inc.	42,060	1,422
*	NetApp, Inc.	64,453	1,396
*	VeriSign, Inc.	36,544	1,381
*	Fiserv, Inc.	30,431	1,381
	Linear Technology Corp.	41,238	1,343
*	Computer Sciences Corp.	28,396	1,330
	Xilinx, Inc.	51,910	1,311
	KLA-Tencor Corp.	31,893	1,298
*	BMC Software, Inc.	35,847	1,290
	Fidelity National Information
	Services, Inc.	32,248	1,190
	Altera Corp.	56,285	1,165
*	Akamai Technologies, Inc.	31,622	1,100
	Microchip Technology, Inc.	34,757	1,061
*	Citrix Systems, Inc.	34,504	1,015
*	Affiliated Computer
	Services, Inc. Class A	17,930	959
*	Micron Technology, Inc.	143,060	858
	National Semiconductor Corp.	40,463	831
	Total System Services, Inc.	37,228	827
*	SanDisk Corp.	42,191	789
*	Teradata Corp.	33,721	780
*	LSI Corp.	119,587	734
*	Advanced Micro Devices, Inc.	113,842	664
	Jabil Circuit, Inc.	38,941	639
	Molex, Inc.	25,829	630
*	Lexmark International, Inc.	17,716	592
*	JDS Uniphase Corp.	42,435	482

*	Compuware Corp.	48,074	459
*	Novellus Systems, Inc.	18,689	396
*	Ciena Corp.	16,650	386
*	Novell, Inc.	64,699	381
*	QLogic Corp.	24,796	362
*	Teradyne, Inc.	32,037	355
*	Tellabs, Inc.	76,058	354
*	Convergys Corp.	23,222	345
*	Unisys Corp.	66,100	261
			341,832
Materials (3.9%)
	Monsanto Co.	102,180	12,920
	Freeport-McMoRan
	Copper & Gold, Inc.
	Class B	71,318	8,358
	E.I. du Pont de
	Nemours & Co.	167,646	7,190
	Dow Chemical Co.	173,255	6,048
	Praxair, Inc.	58,269	5,491
	Alcoa Inc.	151,776	5,406
	Newmont Mining Corp.
	(Holding Co.)	84,507	4,408
	Nucor Corp.	58,360	4,358
	United States Steel Corp.	21,897	4,046
	Air Products & Chemicals, Inc.	39,155	3,871
	Weyerhaeuser Co.	39,326	2,011
	International Paper Co.	79,598	1,855
	PPG Industries, Inc.	30,558	1,753
	AK Steel Holding Corp.	20,579	1,420
	Ecolab, Inc.	32,936	1,416
	Sigma-Aldrich Corp.	24,206	1,304
	Vulcan Materials Co.	20,537	1,228
	Allegheny Technologies Inc.	18,973	1,125
	Rohm & Haas Co.	23,524	1,092
	Eastman Chemical Co.	14,323	986
	Ball Corp.	18,176	868
	MeadWestvaco Corp.	32,537	776
	International Flavors &
	Fragrances, Inc.	15,052	588
	Sealed Air Corp.	29,696	565
*	Pactiv Corp.	24,352	517
	Ashland, Inc.	10,256	494
	Bemis Co., Inc.	18,281	410
	Hercules, Inc.	20,863	353
	Titanium Metals Corp.	18,200	255
			81,112
Telecommunication Services (3.3%)
	AT&T Inc.	1,106,371	37,274
	Verizon Communications Inc.	530,795	18,790
	Sprint Nextel Corp.	530,893	5,043
*	American Tower Corp.
	Class A	73,846	3,120
	Embarq Corp.	27,677	1,308
	Qwest Communications
	International Inc.	286,147	1,125
	Windstream Corp.	83,387	1,029
	CenturyTel, Inc.	19,539	695
	Citizens Communications Co.	60,836	690
			69,074

Utilities (4.0%)
Exelon Corp.	122,103	10,984
Dominion Resources, Inc.	107,562	5,108
Southern Co.	142,846	4,988
FPL Group, Inc.	75,968	4,982
FirstEnergy Corp.	56,762	4,673
Public Service Enterprise
Group, Inc.	94,680	4,349
Entergy Corp.	35,640	4,294
Duke Energy Corp.	235,453	4,092
PPL Corp.	69,385	3,627
Edison International	60,634	3,115
American Electric
Power Co., Inc.	74,790	3,009
Constellation Energy
Group, Inc.	33,217	2,727
PG&E Corp.	66,464	2,638
Sempra Energy	46,589	2,630
* AES Corp.	125,095	2,403
Questar Corp.	32,262	2,292
Progress Energy, Inc.	48,661	2,035
Consolidated Edison Inc.	50,756	1,984
Ameren Corp.	39,011	1,647
Xcel Energy, Inc.	80,157	1,609
Allegheny Energy, Inc.	31,242	1,566
DTE Energy Co.	30,589	1,298
CenterPoint Energy Inc.	61,026	979
Pepco Holdings, Inc.	37,726	968
NiSource, Inc.	51,532	923
TECO Energy, Inc.	39,549	850
* Dynegy, Inc.	93,269	797
Integrys Energy Group, Inc.	14,222	723
CMS Energy Corp.	41,871	624
Pinnacle West Capital Corp.	18,526	570
Nicor Inc.	8,438	359
		82,843
Total Common Stocks
(Cost $2,005,710)		2,080,052

6

Vanguard Equity Index Portfolio

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (1.7%)[1]
Money Market Fund (1.6%)
[2] Vanguard Market
Liquidity Fund, 2.405%	30,356,048	30,356
[2] Vanguard Market
Liquidity Fund, 2.405%—
Note E	3,473,400	3,473
		33,829
	Face
	Amount
	($000)
U.S. Agency Obligation (0.1%)
[3] Federal Home Loan Bank
[4] 2.076%, 7/30/08	1,000	998
Total Temporary Cash Investments
(Cost $34,828)		34,827
Total Investments (101.4%)
(Cost $2,040,538)		2,114,879
Other Assets and Liabilities (–1.4%)
Other Assets—Note B		24,100
Liabilities—Note E		(52,678)
		(28,578)
Net Assets (100%)
Applicable to 84,834,075 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		2,086,301
Net Asset Value Per Share		$24.59

At June 30, 2008, net assets consisted of:[5]
	Amount	Per
	($000)	Share
Paid-in Capital	1,950,466	$22.99
Undistributed Net
Investment Income	17,351.20
Accumulated Net Realized Gains	44,181.52
Unrealized Appreciation
(Depreciation)
Investment Securities	74,341.88
Futures Contracts	(38)	—
Net Assets	2,086,301	$24.59

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note E in Notes to Financial Statements.
1

The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.9% and 1.5%, respectively, of net assets. See Note C in Notes to Financial Statements.

2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.
4	Securities with a value of $998,000 have been segregated as initial margin for open futures contracts.
5	See Note C in Notes to Financial Statements for the tax-basis components of net assets.

REIT—Real Estate Investment Trust.

7

Vanguard Equity Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2008
($000)
Investment Income
Income
Dividends	21,814
Interest[1]	328
Security Lending	110
Total Income	22,252
Expenses
The Vanguard Group—Note B
Investment Advisory Services	50
Management and Administrative	1,155
Marketing and Distribution	260
Custodian Fees	28
Shareholders’ Reports	22
Trustees’ Fees and Expenses	1
Total Expenses	1,516
Net Investment Income	20,736
Realized Net Gain (Loss)
Investment Securities Sold	48,452
Futures Contracts	(4,110)
Realized Net Gain (Loss)	44,342
Change in Unrealized
Appreciation (Depreciation)
Investment Securities	(347,741)
Futures Contracts	87
Change in Unrealized
Appreciation (Depreciation)	(347,654)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(282,576)

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	20,736	42,799
Realized Net Gain (Loss)	44,342	73,384
Change in Unrealized Appreciation (Depreciation)	(347,654)	4,621
Net Increase (Decrease) in Net Assets Resulting from Operations	(282,576)	120,804
Distributions
Net Investment Income	(42,989)	(35,238)
Realized Capital Gain[2]	(73,240)	(87,720)
Total Distributions	(116,229)	(122,958)
Capital Share Transactions—Note F
Issued	171,497	327,553
Issued in Lieu of Cash Distributions	116,229	122,958
Redeemed	(175,899)	(277,766)
Net Increase (Decrease) from Capital Share Transactions	111,827	172,745
Total Increase (Decrease)	(286,978)	170,591
Net Assets
Beginning of Period	2,373,279	2,202,688
End of Period[3]	2,086,301	2,373,279

1	Interest income from an affiliated company of the portfolio was $307,000.
2	Includes fiscal 2008 and 2007 short-term gain distributions totaling $1,592,000 and $1,125,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3	Net Assets—End of Period includes undistributed net investment income of $17,351,000 and $39,604,000.

8

Vanguard Equity Index Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2008	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$29.54	$29.66	$27.87	$28.29	$26.57	$21.68
Investment Operations
Net Investment Income	.25	.53	.47	.48	.49[1]	.34
Net Realized and Unrealized Gain (Loss)
on Investments	(3.74)	.99	3.66	.77	2.27	5.57
Total from Investment Operations	(3.49)	1.52	4.13	1.25	2.76	5.91
Distributions
Dividends from Net Investment Income	(.54)	(.47)	(.48)	(.50)	(.35)	(.34)
Distributions from Realized Capital Gains	(.92)	(1.17)	(1.86)	(1.17)	(.69)	(.68)
Total Distributions	(1.46)	(1.64)	(2.34)	(1.67)	(1.04)	(1.02)
Net Asset Value, End of Period	$24.59	$29.54	$29.66	$27.87	$28.29	$26.57

Total Return	–11.94%	5.38%	15.71%	4.79%	10.80%	28.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,086	$2,373	$2,203	$1,813	$1,664	$1,450
Ratio of Total Expenses to
Average Net Assets	0.14%*	0.14%	0.14%	0.14%	0.14%	0.18%
Ratio of Net Investment Income to
Average Net Assets	1.91%*	1.82%	1.80%	1.78%	1.91%[1]	1.62%
Portfolio Turnover Rate	10%*	8%	10%	13%	8%	6%

1

Net investment income per share and the ratio of net investment income to average net assets include $0.08 and 0.31%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard Equity Index Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Equity Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2007) and for the period ended June 30, 2008, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2008, the portfolio had contributed capital of $185,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.18% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

10

Vanguard Equity Index Portfolio

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2008, the cost of investment securities for tax purposes was $2,040,538,000. Net unrealized appreciation of investment securities for tax purposes was $74,341,000, consisting of unrealized gains of $430,773,000 on securities that had risen in value since their purchase and $356,432,000 in unrealized losses on securities that had fallen in value since their purchase.

At June 30, 2008, the aggregate settlement value of open futures contracts expiring in September 2008 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
E-mini S&P 500 Index	60	3,843	1
S&P 500 Index	2	641	(39)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the six months ended June 30, 2008, the portfolio purchased $146,200,000 of investment securities and sold $104,821,000 of investment securities other than temporary cash investments.

E. The market value of securities on loan to broker-dealers at June 30, 2008, was $3,101,000, for which the portfolio received cash collateral of $3,473,000.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2008	December 31, 2007
	Shares	Shares
	(000)	(000)
Issued	6,531	11,015
Issued in Lieu of Cash Distributions	4,609	4,356
Redeemed	(6,640)	(9,309)
Net Increase (Decrease) in Shares Outstanding	4,500	6,062

G. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the portfolio’s current fiscal period.

The various inputs that may be used to determine the value of the portfolio’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of June 30, 2008, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	2,113,881	(38)
Level 2—Other significant observable inputs	998	—
Level 3—Significant unobservable inputs	—	—
Total	2,114,879	(38)

11

Vanguard Equity Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	12/31/2007	6/30/2008	Period[1]
Based on Actual Portfolio Return	$1,000.00	$880.62	$0.65
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.17	0.70

1

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.14%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

12

Vanguard Equity Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Equity Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. Mr. Sauter has led the Quantitative Equity Group since 1987. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of its target benchmark and peer group. The board concluded that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory expense ratio was also well below its peer-group average. Information about the portfolio’s expense ratio appears on the

About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

13

Vanguard® Growth Portfolio

Vanguard Growth Portfolio returned –10.2% in the first half of 2008, lagging its benchmark but matching the average return of peer funds. Although large-capitalization growth stocks fared better than their large-cap value counterparts, stock funds of all types faced an unforgiving headwind during a period when the stock market continued an erratic but persistent decline from the record highs of last October.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Energy and materials stocks counter a general downtrend

The energy and materials sectors, which benefited from the surge in the prices of oil and other commodities, were the only two sectors in the portfolio that provided positive returns for the period. Together, they contributed almost 1.5 percentage points to the fund’s return. All of the other sectors detracted from the portfolio’s overall return, despite some individual bright spots within them.

Information technology and health care—the portfolio’s two largest sectors—were major detractors. The two sectors, which accounted for a bit more than half of the portfolio’s assets, on average, during the six months, trimmed 6.4 percentage points from the overall return. Health care stocks declined –5% (compared with a –12% return in the benchmark). Strong returns from several biotechnology stocks helped to stem steeper losses in the sector.

Small financials sector weighting had an outsized impact

Although relatively small (less than 8% of assets, on average), the portfolio’s holdings in the troubled financials sector had an outsized impact on performance because of the portfolio’s concentrated selection of holdings. The sector’s –30% return was especially influenced by CME Group (–44%), American International Group (–54%), and Lehman Brothers Holdings (–70%).

For more on the strategy and positioning of the Growth Portfolio, please see the

Advisors’ Report that follows.

Total Returns
Six Months Ended
June 30, 2008
Growth Portfolio	–10.2%
Russell 1000 Growth Index	–9.1
Average Large-Cap Growth Fund[1]	–10.1

Annualized Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Average
		Large-Cap
	Portfolio	Growth Fund
Growth Portfolio	0.35%	1.36%

1	Derived from data provided by Lipper Inc.
2	Portfolio expense ratio reflects the six months ended June 30, 2008. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

1

Vanguard Growth Portfolio

Advisors’ Report

The Growth Portfolio returned –10.2%, trailing its benchmark index and closely matching the average return of peer funds.

This performance reflects the combined efforts of the portfolio’s two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the portfolio’s diversification.

The advisors, the percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment and how the positioning of their portion of the portfolio reflects this assessment. These reports were prepared on July 15, 2008.

AllianceBernstein L.P.

Portfolio Manager:

Alan Levi, Senior Vice President

Equity markets were volatile through the first half of the year as credit market turmoil intensified, economic prospects deteriorated, and near-term uncertainties increased on several fronts. While overall

U.S. economic growth and corporate profits proved satisfactory, albeit subdued, this masked significant and growing divergences. Escalating energy and commodity prices, exacerbated by the weakened U.S. dollar, have further depressed consumer confidence and eroded the near-term prospects for domestic consumption. Reflecting this environment, equity markets have become increasingly risk-averse.

Portfolio performance during the period reflected weakness in a number of technology and financial holdings. This was partially offset by the favorable performance of a number of healthcare and industrial holdings. Within the six-month period, we also experienced a significant rebound in the stocks of several leading holdings that had underperformed earlier in the year, despite continued robust fundamentals and unassailable capital strength (such as Google, Apple, and Schlumberger).

U.S. economic momentum has decelerated over the past year, reflecting weakening domestic consumption and the protracted weakness in housing markets. Stagnating employment growth and recent inflationary pressures have eroded disposable personal income and consumer confidence. This has been exacerbated by recent volatility and weakness in asset values of both equities and housing markets.

In contrast to the U.S. economy’s moderating growth, a number of overseas economies have, to date, experienced comparatively strong expansion. The combination of healthy foreign demand growth and the weak U.S. dollar has led to a resurgence of U.S. export growth and manufacturing, providing an important counterbalance to the weaknesses in domestic consumption. This environment has benefited a number of the portfolio’s holdings, given our focus on companies with leading, and in some cases dominant, industry positions, many of which enjoy strong and increasing global presence. Only four companies among our top 25 holdings derived less than 25% of their 2007 revenues from overseas markets, while 21 had 40% or more of their sales overseas. These 25 companies posted average revenue growth of 29% last year and 26% for the first quarter of 2008, compared with a year ago.

Vanguard Growth Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
AllianceBernstein L.P.	68	212	Uses a fundamentally based, research-driven approach
			to large-cap growth investing; seeks a diversified
			investment portfolio of successful, well-managed
			companies with sustainable competitive advantages,
			superior prospective growth, and relative valuations
			that are not fully discounted.
William Blair & Company, LLC	30	95	Uses a fundamental investment approach in pursuit
			of superior, long-term investment results from growth-
			oriented companies with leadership positions and
			strong market presence.
Cash Investments[1]	2	7	—

1	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

2

Vanguard Growth Portfolio

We remain “bottom-up” fundamental investors focused on companies that we believe have strong and sustainable competitive advantages, superior long-term growth prospects, and strong balance sheet and cash flow characteristics. While this remains the overarching characteristic of the portfolio, we have tactically sought to underweight exposure to consumer-related companies. More recently, we have moderated our exposure to cyclical growth companies in favor of fundamental sustainability, selectively reducing holdings of technology and industrial stocks. Health care remains an important overweighting in the portfolio.

Volatile, tumultuous market environments test investors’ capacity to maintain a disciplined, objective long-term perspective. While such environments offer no shortage of discouraging short-term news, history has shown that such periods, with the benefit of hindsight, provide successful, well-positioned companies opportunities to distinguish themselves and often fortify their longer-term competitive positions. While we recognize that many companies may be hard-pressed to fully sustain recent growth in the challenging near-term environment, we are nonetheless encouraged by the continued favorable fundamentals exhibited by many of our leading holdings. We continue to believe that relative fundamental success and demonstrated capital strength will become increasingly differentiated and valued by investors.

William Blair & Company, LLC

Portfolio Manager:

John F. Jostrand, CFA, Principal

For the first half of 2008, U.S. equity markets were greatly challenged by much uncertainty and high volatility. The credit crisis continued with significant write-downs by financial firms. The consumer sector remained weak as a result of rising gas and food costs, increasing unemployment, tightening lending standards, and continuing elevated levels of credit and mortgage delinquencies. In this environment, many equity markets traded near bear-market levels.

Growth indices held up well, benefiting from lower exposure to weak financials stocks. Within the Russell 1000 Growth Index, energy stocks helped results as they climbed by double digits on continued high global demand and rising oil prices. Because of their heavy weighting in the benchmark, information technology stocks were the greatest detractor as investors priced in the impact of expected slower growth.

The portfolio’s return was assisted by strong stock selection. On a relative basis, the top sector contributor was health care; our biotechnology picks in this sector did particularly well. Financials were the largest detractor; while our underweighting to the sector helped, positioning in select securities exchanges came under pressure because of worries about slowing volume growth. We have reduced our exposure to consumer-oriented companies, particularly those that are impacted greatly by rising input costs. We continue to maintain modestly overweighted positions in energy and materials and an underweighting in financials.

The U.S. economy continues to experience slow growth as a result of weakness in the financial system, the housing market, and the consumer sector. Federal Reserve actions, such as lowering interest rates, tax rebates, and liquidity injections, helped to prevent a collapse in the financial markets, but did little to promote growth. The Fed’s actions were more than offset by substantial increases in prices for energy, raw materials, and food. Recently, recessionary and inflationary worries have become a greater concern to investors. While it is difficult to predict these events, we do believe that growth is likely to remain subdued as the financial system and consumers have a long workout period to recovery.

On a positive note, many investors have a significant amount of cash sitting on the sidelines and are waiting to come back into the market. This could result in a meaningful rally in the second half of 2008. In addition, growth stocks continue to outperform value stocks and have picked up substantial relative ground over the past year. Amid elevated levels of market volatility, investors will seek strong, high-quality companies: These have become scarce and more valuable during this challenging period. In a slow growth environment, we believe high-quality growth stocks with attractive long-term earnings growth, strong financial positions, and competitive and sustainable business models—in which we invest—will outperform.

3

Vanguard Growth Portfolio

Portfolio Profile

As of June 30, 2008

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	71	647	4,746
Median Market Cap	$36.0B	$36.3B	$32.3B
Price/Earnings Ratio	24.9x	19.6x	17.0x
Price/Book Ratio	4.4x	4.1x	2.4x
Yield[3]	0.4%	1.3%	2.1%
Return on Equity	20.8%	22.1%	19.7%
Earnings Growth Rate	30.1%	23.3%	19.8%
Foreign Holdings	10.8%	0.0%	0.0%
Turnover Rate[4]	91%	—	—
Expense Ratio[4]	0.35%	—	—
Short-Term Reserves	2.3%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.91	0.83
Beta	1.04	1.03

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	3.3%	8.7%	8.7%
Consumer Staples	4.2	11.5	9.2
Energy	11.9	13.3	15.6
Financials	6.3	4.3	15.2
Health Care	23.8	12.3	11.7
Industrials	12.0	13.3	11.5
Information Technology	33.2	28.6	16.5
Materials	5.1	4.8	4.4
Telecommunication
Services	0.1	0.8	3.0
Utilities	0.1	2.4	4.2

Investment Focus

Ten Largest Holdings[5] (% of total net assets)

Schlumberger Ltd.	oil and
	gas equipment
	and services	4.6%
Google Inc.	internet software
	and services	4.3
Apple Inc.	computer hardware	3.9
Celgene Corp.	biotechnology	3.5
Gilead Sciences, Inc.	biotechnology	3.5
Teva Pharmaceutical
Industries Ltd.
Sponsored ADR	pharmaceuticals	3.3
Alcon, Inc.	health care supplies	3.2
Danaher Corp.	industrial machinery	3.1
Cameron	oil and
International Corp.	gas equipment
	and services	3.0
Cisco Systems, Inc.	communications
	equipment	2.7
Top Ten		35.1%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

1 Russell 1000 Growth Index.

2 Dow Jones Wilshire 5000 Index.

3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.

4 Annualized.

5 The holdings listed exclude any temporary cash investments and equity index products.

4

Vanguard Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 1997–June 30, 2008

Average Annual Total Returns: Periods Ended June 30, 2008

	Inception Date	One Year	Five Years	Ten Years
Growth Portfolio	6/7/1993	–7.15%	6.64%	–2.98%

1	Six months ended June 30, 2008.

Note: See Financial Highlights table for dividend and capital gains information.

5

Vanguard Growth Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2008

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.1%)[1]
Consumer Discretionary (3.0%)
*	Kohl’s Corp.	71,278	2,854
*	Dick’s Sporting Goods, Inc.	124,800	2,214
	NIKE, Inc. Class B	33,570	2,001
	Omnicom Group Inc.	39,750	1,784
*	Coach, Inc.	24,730	714
			9,567
Consumer Staples (3.9%)
	The Coca-Cola Co.	61,340	3,188
	The Procter & Gamble Co.	48,980	2,978
	Wal-Mart Stores, Inc.	50,700	2,849
	Avon Products, Inc.	47,805	1,722
	Wal-Mart de Mexico
	SA de Cv ADR	40,000	1,596
			12,333
Energy (11.3%)
	Schlumberger Ltd.	134,480	14,446
*	Cameron International Corp.	168,720	9,339
	Apache Corp.	29,380	4,084
*	National Oilwell Varco Inc.	36,500	3,238
*	Weatherford International Ltd.	48,140	2,387
	Suncor Energy, Inc.	34,890	2,028
			35,522
Financials (5.9%)
	Charles Schwab Corp.	244,970	5,032
	The Goldman Sachs
	Group, Inc.	27,410	4,794
	CME Group, Inc.	10,706	4,102
	JPMorgan Chase & Co.	106,260	3,646
*	IntercontinentalExchange Inc.	8,100	923
			18,497
Health Care (23.0%)
	Biotechnology (9.3%)
*	Celgene Corp.	174,230	11,128
*	Gilead Sciences, Inc.	205,320	10,872
*	Genentech, Inc.	96,545	7,328

	Health Care Equipment & Supplies (6.2%)
	Alcon, Inc.	60,840	9,904
	Becton, Dickinson & Co.	36,890	2,999
	Baxter International, Inc.	40,600	2,596
*	St. Jude Medical, Inc.	37,600	1,537
*	Hologic, Inc.	64,300	1,402
*	Intuitive Surgical, Inc.	3,900	1,051

	Health Care Providers & Services (2.8%)
*	Medco Health Solutions, Inc.	161,600	7,628
	Aetna Inc.	31,280	1,268

	Life Science Tools & Services (0.6%)
*	Thermo Fisher Scientific, Inc.	36,250	2,020

			Market
			Value•
		Shares	($000)
	Pharmaceuticals (4.1%)
	Teva Pharmaceutical
	Industries Ltd. Sponsored
	ADR	223,510	10,237
	Allergan, Inc.	47,930	2,495
			72,465
Industrials (11.6%)
	Danaher Corp.	125,791	9,724
	Fluor Corp.	34,870	6,489
	Emerson Electric Co.	118,600	5,865
*	Jacobs Engineering
	Group Inc.	45,900	3,704
	Roper Industries Inc.	35,870	2,363
*	ABB Ltd. ADR	81,005	2,294
	Fastenal Co.	38,700	1,670
	Joy Global Inc.	19,770	1,499
	Expeditors International of
	Washington, Inc.	33,370	1,435
	Rockwell Automation, Inc.	29,175	1,276
			36,319
Information Technology (32.3%)
	Communications Equipment (9.7%)
*	Cisco Systems, Inc.	365,987	8,513
	QUALCOMM Inc.	179,955	7,985
*	Research In Motion Ltd.	66,750	7,803
*	Juniper Networks, Inc.	176,350	3,911
	Corning, Inc.	93,020	2,144

	Computers & Peripherals (5.3%)
*	Apple Inc.	72,679	12,169
	International Business
	Machines Corp.	28,800	3,414
*	EMC Corp.	67,300	989

	Electronic Equipment & Instruments (1.8%)
	Amphenol Corp.	104,207	4,677
*	FLIR Systems, Inc.	26,380	1,070

	Internet Software & Services (5.6%)
*	Google Inc.	25,505	13,426
*	eBay Inc.	87,990	2,405
*	VeriSign, Inc.	50,490	1,909

	IT Services (1.0%)
*	Iron Mountain, Inc.	95,460	2,534
*	Visa Inc.	9,000	732

	Semiconductors & Semiconductor
	Equipment (1.6%)
*	MEMC Electronic
	Materials, Inc.	35,610	2,191
	Intel Corp.	100,580	2,160
	Applied Materials, Inc.	28,600	546

			Market
			Value•
		Shares	($000)
	Software (7.3%)
*	Adobe Systems, Inc.	214,040	8,431
*	salesforce.com, inc.	102,480	6,992
	Microsoft Corp.	133,265	3,666
*	^VMware Inc.	43,100	2,321
*	Electronic Arts Inc.	31,620	1,405
			101,393
Materials (4.9%)
	Monsanto Co.	55,430	7,009
	Praxair, Inc.	66,460	6,263
	Air Products & Chemicals, Inc.	22,300	2,205
			15,477
Exchange-Traded Fund (0.2%)
2	Vanguard Growth ETF	8,500	504
Total Common Stocks
(Cost $279,117)			302,077
Temporary Cash Investments (5.0%)[1]
Money Market Fund (4.5%)
3	Vanguard Market
	Liquidity Fund, 2.405%	12,000,550	12,001
3	Vanguard Market
	Liquidity Fund,
	2.405%—Note G	2,249,500	2,250
			14,251

		Face
		Amount
		($000)
U.S. Agency Obligation (0.5%)
4	Federal Home Loan
	Mortgage Corp.
5	2.105%, 8/25/08	1,500	1,495
Total Temporary Cash Investments
(Cost $15,745)			15,746
Total Investments (101.1%)
(Cost $294,862)			317,823
Other Assets and Liabilities (–1.1%)
Other Assets—Note C			4,419
Liabilities—Note G			(7,944)
			(3,525)
Net Assets (100%)
Applicable to 24,509,297 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			314,298
Net Asset Value Per Share			$12.82

6

Vanguard Growth Portfolio

At June 30, 2008, net assets consisted of:[6]
	Amount	Per
	($000)	Share
Paid-in Capital	701,773	$28.63
Undistributed Net
Investment Income	39	—
Accumulated Net
Realized Losses	(410,087)	(16.73)
Unrealized Appreciation
(Depreciation)
Investment Securities	22,961.94
Futures Contracts	(388)	(.02)
Net Assets	314,298	$12.82

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.
1

The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.1% and 3.0%, respectively, of net assets. See Note E in Notes to Financial Statements.

2	Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.
5	Securities with a value of $1,495,000 have been segregated as initial margin for open futures contracts.
6	See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

7

Vanguard Growth Portfolio

Statement of Operations

Six Months Ended
June 30, 2008
($000)
Investment Income
Income
Dividends[1]	1,245
Interest[1]	284
Security Lending	42
Total Income	1,571
Expenses
Investment Advisory Fees—Note B
Basic Fee	190
Performance Adjustment	(28)
The Vanguard Group—Note C
Management and Administrative	347
Marketing and Distribution	32
Custodian Fees	9
Shareholders’ Reports	13
Total Expenses	563
Expenses Paid Indirectly—Note D	(10)
Net Expenses	553
Net Investment Income	1,018
Realized Net Gain (Loss)
Investment Securities Sold[1]	(5,317)
Futures Contracts	(1,289)
Realized Net Gain (Loss)	(6,606)
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(30,505)
Futures Contracts	(380)
Change in Unrealized Appreciation
(Depreciation)	(30,885)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(36,473)

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,018	2,441
Realized Net Gain (Loss)	(6,606)	29,183
Change in Unrealized Appreciation (Depreciation)	(30,885)	2,025
Net Increase (Decrease) in Net Assets Resulting from Operations	(36,473)	33,649
Distributions
Net Investment Income	(2,464)	(2,435)
Realized Capital Gain	—	—
Total Distributions	(2,464)	(2,435)
Capital Share Transactions—Note H
Issued	12,953	33,037
Issued in Lieu of Cash Distributions	2,464	2,435
Redeemed	(20,884)	(64,178)
Net Increase (Decrease) from Capital Share Transactions	(5,467)	(28,706)
Total Increase (Decrease)	(44,404)	2,508
Net Assets
Beginning of Period	358,702	356,194
End of Period[2]	314,298	358,702

1	Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $2,000, $263,000, and $0, respectively.
2	Net Assets—End of Period includes undistributed net investment income of $39,000 and $1,485,000.

8

Vanguard Growth Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2008	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$14.39	$13.15	$12.95	$11.67	$10.93	$8.70
Investment Operations
Net Investment Income	.04	.105	.078	.050	.051[1]	.039
Net Realized and Unrealized Gain (Loss)
on Investments	(1.51)	1.230	.170	1.282	.738	2.227
Total from Investment Operations	(1.47)	1.335	.248	1.332	.789	2.266
Distributions
Dividends from Net Investment Income	(.10)	(.095)	(.048)	(.052)	(.049)	(.036)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.10)	(.095)	(.048)	(.052)	(.049)	(.036)
Net Asset Value, End of Period	$12.82	$14.39	$13.15	$12.95	$11.67	$10.93

Total Return	–10.18%	10.22%	1.91%	11.49%	7.25%	26.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$314	$359	$356	$385	$367	$384
Ratio of Total Expenses to
Average Net Assets[2]	0.35%*	0.36%	0.38%	0.36%	0.36%	0.39%
Ratio of Net Investment Income to
Average Net Assets	0.63%*	0.70%	0.65%	0.40%	0.43%[1]	0.45%
Portfolio Turnover Rate	91%*	60%	54%	43%	100%	47%

1

Net investment income per share and the ratio of net investment income to average net assets include $.01 and 0.11%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2	Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.01%), 0.01%, (0.01%), (0.02%), and (0.04%).
*	Annualized.

Notes to Financial Statements

Vanguard Variable Insurance Fund Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio

9

Vanguard Growth Portfolio

turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2007) and for the period ended June 30, 2008, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. AllianceBernstein L.P. and William Blair & Company, LLC, each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for AllianceBernstein is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth Index. The basic fee for William Blair & Company is subject to quarterly adjustments based on performance since June 30, 2004, relative to the Russell 1000 Growth Index.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the six months ended June 30, 2008, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the portfolio’s average net assets before a decrease of $28,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2008, the portfolio had contributed capital of $28,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the six months ended June 30, 2008, these arrangements reduced the portfolio’s expenses by $10,000 (an annual rate of 0.01% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2007, the portfolio had available realized losses of $403,334,000 to offset future net capital gains of $141,696,000 through December 31, 2009, $175,409,000 through December 31, 2010, $55,599,000 through December 31, 2011, $27,668,000 through December 31, 2012, and $2,962,000 through December 31, 2016. The portfolio will use these

10

Vanguard Growth Portfolio

capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2008; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At June 30, 2008, the cost of investment securities for tax purposes was $294,862,000. Net unrealized appreciation of investment securities for tax purposes was $22,961,000, consisting of unrealized gains of $40,995,000 on securities that had risen in value since their purchase and $18,034,000 in unrealized losses on securities that had fallen in value since their purchase.

At June 30, 2008, the aggregate settlement value of open futures contracts expiring in September 2008 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
S&P 500 Index	16	5,124	(310)
S&P MidCap 400 Index	3	1,232	(78)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the six months ended June 30, 2008, the portfolio purchased $140,141,000 of investment securities and sold $140,417,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at June 30, 2008, was $2,203,000, for which the portfolio received cash collateral of $2,250,000.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2008	December 31, 2007
	Shares	Shares
	(000)	(000)
Issued	980	2,336
Issued in Lieu of Cash Distributions	201	184
Redeemed	(1,596)	(4,683)
Net Increase (Decrease) in Shares Outstanding	(415)	(2,163)

I. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the portfolio’s current fiscal period.

The various inputs that may be used to determine the value of the portfolio’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of June 30, 2008, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	316,328	(388)
Level 2—Other significant observable inputs	1,495	—
Level 3—Significant unobservable inputs	—	—
Total	317,823	(388)

11

Vanguard Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth Portfolio	12/31/2007	6/30/2008	Period[1]
Based on Actual Portfolio Return	$1,000.00	$898.18	$1.65
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.12	1.76

1

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.35%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

12

Vanguard Growth Portfolio

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Variable Insurance Fund Growth Portfolio has renewed the portfolio’s investment advisory agreements with AllianceBernstein L.P. and William Blair & Company, LLC. The board determined that the retention of these advisors was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of each firm. The board noted the following:

AllianceBernstein. Founded in 1971, AllianceBernstein is a leading global investment management firm. The firm has advised the Growth Portfolio since 2001. The investment team at AllianceBernstein employs a fundamentally based, research-driven approach to large-cap growth investing. At the core of their process is the belief that stock prices ultimately reflect the fundamental success and growth, or lack thereof, of underlying securities. Accordingly, the investment team believes that the best approach to achieving long-term investment success is through ownership of a diversified portfolio of successful companies with strong business franchises, sustainable competitive advantages, and superior prospective growth, not fully discounted in relative valuation. The approach is company-specific and “bottom-up,” reflecting the fundamental judgment of the firm’s research analysts.

William Blair & Company. Founded in 1935, William Blair is an independently owned full-service investment firm. The firm has advised the portfolio since 2004. The firm uses an investment process that relies on thorough, in-depth fundamental analysis. Based on this process, the advisor invests in companies that it believes are high-quality and have sustainable, above-average growth. In selecting a particular stock, the advisor considers leadership position within the market it serves, quality of products or services provided, return on equity, accounting policies, and the quality of the management team.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board noted that each investment advisor has carried out its investment strategy in disciplined fashion, and the results provided by each advisor have allowed the portfolio to provide performance results within competitive norms. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages, which also include information about the advisory fee rate.

The board did not consider profitability of the advisors in determining whether to approve the advisory fees, because AllianceBernstein and William Blair are independent of Vanguard, and the advisory fees are the result of arm’slength negotiations.

The benefit of economies of scale

The board concluded that the Growth Portfolio realizes economies of scale that are built into the advisory fee rate negotiated with each advisor without any need for asset-level breakpoints. The advisory fee rates are very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory agreements again after a one-year period.

13

Vanguard® High Yield Bond Portfolio

The High Yield Bond Portfolio returned –2.1% for the first six months of 2008. The portfolio’s result lagged the return of its benchmark index, but was in line with the average return of its mutual fund peers.

The table below presents the six-month total returns (capital change plus reinvested distributions) for the portfolio and its comparative standards. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio’s annualized yield stood at 8.83% on June 30, which was 0.78 percentage point higher than at the start of the period.

High-quality bias, security selection hindered performance

The returns of high-yield securities trailed that of the broad investment-grade market for the six months. Spreads between the yields of high-yield corporate bonds and those of U.S. Treasury securities widened during the period, as investors placed a higher premium on safety amid slowing U.S. economic growth and increasing losses in the financials sector. This “flight to quality” proved challenging for lower-rated bonds, including those held by the High Yield Portfolio.

Rather than a direct “flight” to quality, however, the journey was somewhat roundabout, which put additional pressure on the High Yield Portfolio’s strategy. In the second quarter, following the federal government’s bailout of troubled investment banking giant Bear Stearns, investors grew confident and were more willing to take on higher-risk bonds. Compared with the broader high-yield market, the High Yield Bond Portfolio focuses on the higher-quality tier of below-investment-grade bonds. During the six months, the portfolio’s advisor, Wellington Management Company, LLP, took additional steps to enhance credit quality, keeping some assets in U.S. Treasuries and reducing its holdings in the troubled financials sector.

The portfolio’s higher-quality bias limited participation in the second-quarter rally in below-investment-grade bonds, though it wasn’t high enough to blunt the impact of the first quarter’s flight to quality. The portfolio also held some notably poor performers in subsectors such as media and transportation, keeping its six-month return below that of its index benchmark.

The portfolio’s strategy proves prudent in long run

The portfolio’s strategy of selecting higher-quality bonds among below-investment-grade securities has proven an effective approach in the long term. The higher-quality bias can limit returns when this type of investment rallies, but it’s a prudent response to these securities’ asymmetric risks. While the upside in high-yield bonds is relatively limited, a default could result in major losses. The advisor’s adherence to tighter credit-quality guidelines and broader diversification than the typical peer fund helps to calm volatility and lessen the risk of default.

For more on the advisor’s strategy and portfolio positioning, please see the

Advisor’s Report, which follows.

Total Returns
Six Months Ended
June 30, 2008
High Yield Bond Portfolio	–2.1%
Lehman U.S. Corporate High Yield Index	–1.3
Average High Current Yield Fund[1]	–2.0

Annualized Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Average High
		Current
	Portfolio	Yield Fund
High Yield Bond Portfolio	0.24%	1.26%

1  Derived from data provided by Lipper Inc.

2  Portfolio expense ratio reflects the six months ended June 30, 2008. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

1

Vanguard High Yield Bond Portfolio

Advisor’s Report

The investment environment

The investment environment for high-yield bonds appears difficult as the U.S. and global economies face the potential for prolonged weakness, combined with fears of rising inflation. Earlier in the year, U.S. inflation was not nearly the apparent risk that it is today. In fact, liquidity seemed to be the foremost concern. An active Federal Reserve Board took bold measures—four cuts to the federal funds rate and five cuts to the discount rate, the continuation of the term auction facility, and the implementation of both the term securities lending facility and the primary dealer credit facility—to combat gridlock and preserve functionality in the financial markets.

Despite these efforts, the credit turmoil claimed a major victim in Bear Stearns. While we do believe the Fed has been successful in stabilizing the financial markets, we see little evidence the Fed’s measures will extend incremental credit availability or risk-taking to the broader market in the near term. We believe the healing process will be a long one.

The U.S. credit contraction, which first surfaced in early 2007, continues. In the capital markets, high-yield issuance was modest, with year-to-date issuance at $47 billion. This represents just 42% of last year’s volume—the lowest in four years. On average, deals are smaller, and of worse credit quality, than in previous years. Only issuers who require financing are willing to accept current borrowing rates.

We anticipate weaker domestic demand growth and are increasingly concerned about slowing global growth. While the Fed faces pressure to raise rates, it chose to leave its target rate unchanged at 2% at its June meeting. This divergence in monetary policy could result in accelerating domestic inflation and further pressure on high-yield issuers, marginal corporate borrowers who are most vulnerable in a teetering economy.

Within this environment, the performance of high-yield bonds has been volatile. In the first half of 2008, the high-yield market returned –1.3%, with BB-rated bonds returning –0.1% and both B-rated and CCC-rated bonds returning –1.6% and –1.7%, respectively. Through mid-March, however, returns were decidedly worse, with the high-yield market returning –4.7%, BB-rated bonds returning –1.9%, and CCC-rated bonds returning –7.8%. After the Bear Stearns rescue was unveiled, investor confidence spiked dramatically and the high-yield market quickly rebounded to return around 7% for the next two months, with CCC-rated bonds returning nearly 10% for the period. Since that peak in mid-May, concerns over a weak economy and growing inflation have dominated investor sentiment, and in May and June higher-quality bonds declined with U.S. Treasuries.

Spreads are significantly wider than they were at the beginning of the year. The broad high-yield market now carries a spread of 752 basis points over Treasuries compared to 562 basis points at the end of 2007. The difference between BB-rated and CCC-rated bond spreads expanded to 561 basis points at the end of June from 391 basis points at year-end. This spread difference is still compressed compared with a ten-year average of 713 basis points. Moody's Investors Service has raised its 12-month forecast for default rates to 6.1% from 4.8% at the beginning of the year. We expect defaults to accelerate in 2009, reflecting the abundance of low-quality issuance over the past three years as well as the recent credit contraction.

The portfolio’s successes

No defaults occurred in the portfolio during the period, and our investment style remained consistent. The portfolio was helped by its below-benchmark weightings in the paper, chemicals, and financials industries.

The portfolio’s shortfalls

The VVIF High-Yield Bond Portfolio’s return of –2.1% for the first six months of 2008 trailed its benchmark return of –1.3%. The portfolio’s higher-quality bias added to performance in the first quarter of 2008 and detracted in the second quarter. The portfolio’s below-benchmark positions in the wireless and home construction sectors, and its above-benchmark positions in the transportation and media sectors were the main detractors from performance.

The portfolio’s positioning

The portfolio remains consistent in its investment objective and strategy. Within the below-investment-grade spectrum of the corporate bond market, the portfolio tends to maintain an overweighted position in higher-quality credits compared with its benchmark, to minimize defaults and provide stable income.

We prefer bonds of established franchises that exhibit greater predictability of cash flows over those at the lower end of the credit spectrum. Given our view of a weak consumer outlook and a prolonged credit contraction, we believe this positioning is appropriate going forward.

We continue to diversify the portfolio’s holdings by issuer and industry, but we have increased position sizes in names in which our research team has strong conviction. We believe these more meaningful positions will benefit the portfolio over the long term. We tend to avoid non-cash-paying securities, preferred stocks, or equity-linked securities such as convertibles because of the potential volatility of these instruments.

Michael L. Hong, Vice President and

Portfolio Manager

Wellington Management Company, LLP

July 14, 2008

2

Vanguard High Yield Bond Portfolio

Portfolio Profile

As of June 30, 2008

Financial Attributes
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Issues	246	1,515	9,457
Yield[3]	8.8%	10.9%	5.1%
Yield to Maturity	9.1%[4]	10.9%	5.1%
Average Coupon	7.3%	8.1%	5.4%
Average Effective
Maturity	7.4 years	7.2 years	7.5 years
Average Quality[5]	Ba3	B1	Aa1
Average Duration	4.9 years	4.5 years	4.7 years
Expense Ratio[6]	0.24%	—	—
Short-Term Reserves	2.2%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.95	0.01
Beta	0.92	0.21

Distribution by Maturity (% of portfolio)

Under 1 Year	0.0%
1–5 Years	23.3
5–10 Years	61.6
10–20 Years	6.5
20–30 Years	5.3
Over 30 Years	3.3

Sector Diversification[7] (% of portfolio)

Basic Industry	12.0%
Capital Goods	5.1
Communication	19.1
Consumer Cyclical	13.6
Consumer Noncyclical	11.1
Energy	12.6
Finance	3.6
Foreign	1.3
Technology	1.7
Transportation	2.6
Treasury/Agency	4.3
Utilities	13.0

Distribution by Credit Quality[5] (% of portfolio)

Aaa	4.0%
Aa	0.0
A	0.0
Baa	5.3
Ba	38.1
B	42.8
Below B/Other	9.8

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its

R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

1  Lehman U.S. Corporate High Yield Index.

2  Lehman U.S. Aggregate Bond Index.

3  30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.

4  Before expenses.

5  Source: Moody’s Investors Service.

6  Annualized.

7  The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

3

Vanguard High Yield Bond Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 1997–June 30, 2008

Average Annual Total Returns: Periods Ended June 30, 2008

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
High Yield Bond Portfolio	6/3/1996	–2.02%	4.97%	–3.49%	7.52%	4.03%

1  Six months ended June 30, 2008.

Note: See Financial Highlights table for dividend and capital gains information.

4

Vanguard High Yield Bond Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2008

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (4.2%)
	U.S. Treasury Note	5.500%	5/15/09	525	539
	U.S. Treasury Note	5.750%	8/15/10	2,375	2,527
	U.S. Treasury Note	4.875%	7/31/11	2,400	2,536
	U.S. Treasury Note	4.000%	11/15/12	2,750	2,842
	U.S. Treasury Note	4.250%	8/15/13	1,900	1,982
Total U.S. Government and Agency Obligations (Cost $10,092)					10,426
Corporate Bonds (92.8%)
Finance (3.5%)
	Banking (0.2%)
	Chevy Chase Savings Bank	6.875%	12/1/13	645	602

	Finance Companies (1.6%)
	General Motors
	Acceptance Corp. LLC	6.875%	8/28/12	1,050	707
	General Motors
	Acceptance Corp. LLC	6.750%	12/1/14	700	463
	General Motors
	Acceptance Corp. LLC	8.000%	11/1/31	4,455	2,896

	Insurance (0.6%)
	Provident Funding Mortgage
	Loan Trust	7.000%	7/15/18	805	767
	UnumProvident Corp.	6.750%	12/15/28	585	505
	UnumProvident Corp.	7.375%	6/15/32	175	161

	Real Estate Investment Trusts (1.1%)
1	Rouse Co.	6.750%	5/1/13	2,215	1,914
	Rouse Co.	5.375%	11/26/13	1,105	880
					8,895
Industrial (76.5%)
	Basic Industry (11.8%)
	Arcelormittal USA	6.500%	4/15/14	1,175	1,165
	Arch Western Finance	6.750%	7/1/13	1,840	1,803
	Bowater Canada Finance	7.950%	11/15/11	1,115	775
2	Calpine Corp.	5.685%	3/29/14	2,798	2,672
	Cascades Inc.	7.250%	2/15/13	1,110	974
	Freeport-McMoRan Copper
	& Gold Inc.	8.250%	4/1/15	1,080	1,115
	Freeport-McMoRan Copper
	& Gold Inc.	8.375%	4/1/17	2,845	3,009

	Georgia Gulf Corp.	9.500%	10/15/14	1,195	890
	Georgia-Pacific Corp.	8.125%	5/15/11	945	936
1	Georgia-Pacific Corp.	7.125%	1/15/17	2,140	2,017
	Georgia-Pacific Corp.	8.000%	1/15/24	550	514
	IMC Global, Inc.	7.300%	1/15/28	640	634
	International Paper Co.	7.950%	6/15/18	1,120	1,115
1	Lender Process Services	8.125%	7/1/16	390	391
	Methanex Corp.	8.750%	8/15/12	725	767
1	Mosaic Co.	7.375%	12/1/14	150	158
1	Mosaic Co.	7.875%	12/1/16	125	134
2	Mylan Inc.	5.750%	12/11/17	431	424
2	Mylan Inc.	6.063%	12/11/17	413	407
2	Mylan Inc.	6.063%	12/11/17	206	203
	Neenah Paper Inc.	7.375%	11/15/14	810	715
	Novelis Inc.	7.250%	2/15/15	2,410	2,265
	Rite Aid Corp	10.375%	7/15/16	855	774
	Smurfit-Stone Container	8.000%	3/15/17	1,885	1,503
	Stone Container Corp.	7.375%	7/15/14	275	219
	US Steel Corp.	7.000%	2/1/18	1,950	1,939
1	Vedanta Resources PLC	9.500%	7/18/18	1,985	2,004

	Capital Goods (5.0%)
	Alliant Techsystems Inc.	6.750%	4/1/16	715	692
	Allied Waste North America Inc.	5.750%	2/15/11	195	192
	Allied Waste North America Inc.	6.375%	4/15/11	300	297
	Allied Waste North America Inc.	7.250%	3/15/15	170	170
	Allied Waste North America Inc.	7.125%	5/15/16	220	219
	Allied Waste North America Inc.	6.875%	6/1/17	1,920	1,886
1	Ashtead Capital Inc.	9.000%	8/15/16	763	673
1	Ashtead Holding PLC	8.625%	8/1/15	360	317
	Ball Corp.	6.625%	3/15/18	520	507
	Case New Holland Inc.	7.125%	3/1/14	1,530	1,492
	Crown Americas Inc.	7.625%	11/15/13	615	613
	Crown Americas Inc.	7.750%	11/15/15	615	617
	L-3 Communications Corp.	7.625%	6/15/12	950	957
	L-3 Communications Corp.	6.375%	10/15/15	450	420
	Texas Industries Inc.	7.250%	7/15/13	530	527
	United Rentals NA Inc.	6.500%	2/15/12	2,630	2,370
	United Rentals NA Inc.	7.750%	11/15/13	750	601

	Communication (18.6%)
	CanWest Media Inc.	8.000%	9/15/12	1,675	1,491
1	CanWest MediaWorks LP	9.250%	8/1/15	1,465	1,209
1	Charter Communications
	OPT LLC	8.000%	4/30/12	1,790	1,696
1	Charter Communications
	OPT LLC	8.375%	4/30/14	3,105	2,934
	Citizens Communications	9.250%	5/15/11	1,680	1,749
	Citizens Communications	6.625%	3/15/15	1,100	1,004
	Citizens Communications	7.125%	3/15/19	150	135
	Citizens Communications	9.000%	8/15/31	345	311
	CSC Holdings, Inc.	8.125%	7/15/09	25	25
	CSC Holdings, Inc.	8.125%	8/15/09	645	651
	CSC Holdings, Inc.	7.625%	4/1/11	380	372
	CSC Holdings, Inc.	6.750%	4/15/12	850	801
	CSC Holdings, Inc.	7.875%	2/15/18	1,190	1,107
	CSC Holdings, Inc.	7.625%	7/15/18	2,485	2,261
	Dex Media, Inc.	8.000%	11/15/13	900	666
	DirecTV Holdings	6.375%	6/15/15	2,040	1,907

1	DirecTV Holdings	7.625%	5/15/16	1,380	1,356
	GCI Inc.	7.250%	2/15/14	1,410	1,213
	Idearc Inc.	8.000%	11/15/16	5,280	3,313
	Intelsat Bermuda Ltd.	7.625%	4/15/12	1,375	1,100
	Intelsat Bermuda Ltd.	6.500%	11/1/13	1,670	1,177
	Intelsat Bermuda Ltd.	9.250%	6/15/16	670	678
	Lamar Media Corp.	7.250%	1/1/13	140	134
	Lamar Media Corp.	6.625%	8/15/15	530	482
	Liberty Media Corp.	5.700%	5/15/13	2,138	1,951
	Liberty Media Corp.	8.500%	7/15/29	270	250
	Liberty Media Corp.	8.250%	2/1/30	1,230	1,087
	Mediacom Broadband LLC	8.500%	10/15/15	1,325	1,189

5

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Mediacom LLC/
	Mediacom Capital Corp.	9.500%	1/15/13	775	730
	Medianews Group Inc.	6.875%	10/1/13	745	305
3	Quebecor Media Inc.	7.750%	3/15/16	1,125	1,052
	Quebecor Media Inc.	7.750%	3/15/16	1,235	1,155
	Qwest Communications
	International Inc.	8.875%	3/15/12	2,350	2,403
	Qwest Communications
	International Inc.	7.500%	10/1/14	440	431
	R.H. Donnelley Corp.	6.875%	1/15/13	230	136
	R.H. Donnelley Corp.	6.875%	1/15/13	910	539
	R.H. Donnelley Corp.	8.875%	1/15/16	2,910	1,790
1	R.H. Donnelley Corp.	8.875%	10/15/17	515	304
	US West
	Communications Group	6.875%	9/15/33	2,260	1,831
1	Videotron Ltd.	9.125%	4/15/18	170	181
	Windstream Corp.	8.125%	8/1/13	285	281
	Windstream Corp.	8.625%	8/1/16	1,750	1,746
	Windstream Corp.	7.000%	3/15/19	1,325	1,193

	Consumer Cyclical (13.4%)
	AMC Entertainment Inc.	8.000%	3/1/14	570	506
	Corrections Corp. of America	6.250%	3/15/13	345	333
	Corrections Corp. of America	6.750%	1/31/14	265	262
	Ford Motor Co.	7.450%	7/16/31	1,050	604
2	Ford Motor Credit Co.	7.163%	4/15/12	665	635
	Ford Motor Credit Co.	7.000%	10/1/13	3,895	2,863
2	Ford Motor Credit Co.	5.480%	12/15/13	4,469	3,597
	Ford Motor Credit Co.	8.000%	12/15/16	2,590	1,902
	General Motors Corp.	8.250%	7/15/23	1,335	788
	^General Motors Corp.	8.375%	7/15/33	3,085	1,820
	Harrah’s Operating Co., Inc.	5.625%	6/1/15	990	527
	Harrah’s Operating Co., Inc.	6.500%	6/1/16	490	270
	Harrah’s Operating Co., Inc.	5.750%	10/1/17	2,985	1,537
	Host Hotels & Resorts LP	6.875%	11/1/14	1,290	1,187
	Host Marriott LP	7.125%	11/1/13	1,990	1,856
	Mandalay Resort Group	9.375%	2/15/10	1,105	1,099
	Marquee Inc.	8.625%	8/15/12	695	718
	MGM Mirage, Inc.	8.500%	9/15/10	1,670	1,653
	MGM Mirage, Inc.	8.375%	2/1/11	355	343
	MGM Mirage, Inc.	6.750%	9/1/12	1,270	1,133
	MGM Mirage, Inc.	6.625%	7/15/15	260	210
	Park Place Entertainment Corp.	8.125%	5/15/11	50	40
	Seneca Gaming Corp.	7.250%	5/1/12	815	774
	Service Corp. International	7.375%	10/1/14	295	295
	Service Corp. International	6.750%	4/1/16	110	104
	Service Corp. International	7.000%	6/15/17	1,175	1,122
	Service Corp. International	7.625%	10/1/18	940	938
	Station Casinos	6.500%	2/1/14	385	223
	Station Casinos	6.875%	3/1/16	560	308
	Station Casinos	6.625%	3/15/18	310	166
	Tenneco Automotive Inc.	10.250%	7/15/13	291	304
1	TRW Automotive Inc.	7.000%	3/15/14	2,635	2,266
1	TRW Automotive Inc.	7.250%	3/15/17	1,365	1,140
	Wynn Las Vegas LLC	6.625%	12/1/14	1,110	1,016
	Wynn Las Vegas LLC	6.625%	12/1/14	1,010	924

	Consumer Noncyclical (11.0%)
	Aramark Corp.	8.500%	2/1/15	1,460	1,434
	Bio-Rad Laboratories Inc.	7.500%	8/15/13	195	196
	Bio-Rad Laboratories Inc.	6.125%	12/15/14	290	274
	Community Health Systems	8.875%	7/15/15	2,410	2,434
	Constellation Brands Inc.	7.250%	9/1/16	1,780	1,682
	Constellation Brands Inc.	7.250%	5/15/17	680	641
	Delhaize America Inc.	9.000%	4/15/31	360	436
2	Elan Financial PLC	6.676%	11/15/11	840	791
	Elan Financial PLC	7.750%	11/15/11	2,275	2,238
	Elan Financial PLC	8.875%	12/1/13	1,205	1,213
	Fisher Scientific
	International Inc.	6.750%	8/15/14	385	394
	Fisher Scientific
	International Inc.	6.125%	7/1/15	750	746
	HCA Inc.	5.750%	3/15/14	260	220
	HCA Inc.	6.375%	1/15/15	2,690	2,233
	HCA Inc.	6.500%	2/15/16	1,390	1,157
	HCA Inc.	9.250%	11/15/16	1,610	1,662
	HCA Inc.	7.690%	6/15/25	130	106
	Omnicare, Inc.	6.125%	6/1/13	70	64
	Omnicare, Inc.	6.750%	12/15/13	390	364
	Omnicare, Inc.	6.875%	12/15/15	500	463
	Reynolds American Inc.	7.250%	6/1/13	1,190	1,224
	Reynolds American Inc.	7.300%	7/15/15	1,040	1,065
	Smithfield Foods, Inc.	7.750%	7/1/17	1,780	1,495
	Tenet Healthcare Corp.	6.500%	6/1/12	375	354
	Tenet Healthcare Corp.	7.375%	2/1/13	380	355
	Tenet Healthcare Corp.	9.875%	7/1/14	1,955	1,955
	Tenet Healthcare Corp.	9.250%	2/1/15	315	308
	Ventas Realty LP/Capital Corp.	6.625%	10/15/14	710	682
	Ventas Realty LP/Capital Corp.	7.125%	6/1/15	470	471
	Ventas Realty LP/Capital Corp.	6.500%	6/1/16	705	679

	Energy (12.4%)
	Chesapeake Energy Corp.	7.750%	1/15/15	105	109
	Chesapeake Energy Corp.	6.625%	1/15/16	1,020	979
	Chesapeake Energy Corp.	6.875%	1/15/16	845	815
	Chesapeake Energy Corp.	6.500%	8/15/17	1,780	1,660
	Chesapeake Energy Corp.	6.250%	1/15/18	1,645	1,513
	Encore Acquisition Co.	6.250%	4/15/14	150	142
	Encore Acquisition Co.	6.000%	7/15/15	495	465
	Forest Oil Corp.	8.000%	12/15/11	640	658
	Forest Oil Corp.	7.750%	5/1/14	350	353
	Forest Oil Corp.	7.250%	6/15/19	1,080	1,039
	Hornbeck Offshore Services	6.125%	12/1/14	845	811
	Newfield Exploration Co.	6.625%	4/15/16	660	607
	Newfield Exploration Co.	7.125%	5/15/18	1,040	988
	OPTI Canada Inc.	7.875%	12/15/14	675	670
	OPTI Canada Inc.	8.250%	12/15/14	1,865	1,865
	Peabody Energy Corp.	6.875%	3/15/13	1,135	1,141
	Peabody Energy Corp.	7.375%	11/1/16	1,930	1,930
	Peabody Energy Corp.	7.875%	11/1/26	1,315	1,315
	Petrohawk Energy Corp.	9.125%	7/15/13	365	373
1	Petrohawk Energy Corp.	7.875%	6/1/15	535	522
1	Petroplus Finance Ltd.	6.750%	5/1/14	1,400	1,276
1	Petroplus Finance Ltd.	7.000%	5/1/17	1,825	1,636
	Pioneer Natural Resources Co.	5.875%	7/15/16	990	898

	Pioneer Natural Resources Co.	6.650%	3/15/17	1,875	1,767
	Pioneer Natural Resources Co.	6.875%	5/1/18	1,260	1,177
	Pioneer Natural Resources Co.	7.200%	1/15/28	345	310
	Plains Exploration &
	Production Co.	7.750%	6/15/15	275	276
	Plains Exploration &
	Production Co.	7.000%	3/15/17	440	422
	Plains Exploration &
	Production Co.	7.625%	6/1/18	500	499
	Pride International Inc.	7.375%	7/15/14	1,450	1,443
1	Sandridge Energy Inc.	8.000%	6/1/18	755	757
1	Southwestern Energy	7.500%	2/1/18	1,250	1,281
	Whiting Petroleum Corp.	7.250%	5/1/12	520	516
	Whiting Petroleum Corp.	7.250%	5/1/13	625	620
	Whiting Petroleum Corp.	7.000%	2/1/14	110	108

	Technology (1.7%)
	Freescale Semiconductor	8.875%	12/15/14	1,825	1,483
	IKON Office Solutions	7.750%	9/15/15	610	624
	NXP BV	7.875%	10/15/14	1,775	1,633
	Sensata Technologies	8.000%	5/1/14	450	412

	Transportation (2.5%)
2	Avis Budget Car Rental	5.176%	5/15/14	220	171
	Avis Budget Car Rental	7.625%	5/15/14	1,600	1,272

6

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Avis Budget Car Rental	7.750%	5/15/16	1,265	974
3	Continental Airlines, Inc.	9.798%	4/1/21	885	704
	Continental Airlines, Inc.	6.903%	4/19/22	590	448
	Hertz Corp.	8.875%	1/1/14	2,100	1,927
	Hertz Corp.	10.500%	1/1/16	890	819

	Other (0.1%)
	UCAR Finance, Inc.	10.250%	2/15/12	112	116
					190,721
Utilities (12.8%)
	Electric (10.1%)
1	AES Corp.	8.750%	5/15/13	539	560
	AES Corp.	7.750%	10/15/15	1,390	1,371
	AES Corp.	8.000%	10/15/17	595	587
1	AES Corp.	8.000%	6/1/20	565	549
	Aquila Inc.	9.950%	2/1/11	1,015	1,047
	Aquila Inc.	14.875%	7/1/12	270	317
	Dynegy Inc.	8.375%	5/1/16	2,085	2,043
	Dynegy Inc.	7.750%	6/1/19	1,150	1,052
	Edison Mission Energy	7.500%	6/15/13	170	169
	Edison Mission Energy	7.000%	5/15/17	555	520
	Edison Mission Energy	7.200%	5/15/19	870	818
1	IPALCO Enterprises, Inc.	7.250%	4/1/16	340	335
	Mirant North America LLC	7.375%	12/31/13	1,640	1,632
	Nevada Power Co.	5.875%	1/15/15	520	521
	Nevada Power Co.	6.650%	4/1/36	290	289
	NRG Energy Inc.	7.250%	2/1/14	825	788
	NRG Energy Inc.	7.375%	2/1/16	2,665	2,518
	NRG Energy Inc.	7.375%	1/15/17	2,175	2,055
	Reliant Energy, Inc.	6.750%	12/15/14	2,372	2,402
	Reliant Energy, Inc.	7.875%	6/15/17	575	564
1	Texas Competitive Electric
	Holdings Co. LLC	10.250%	11/1/15	825	805
	TXU Corp.	5.550%	11/15/14	1,735	1,388
	TXU Corp.	6.500%	11/15/24	2,170	1,622
	TXU Corp.	6.550%	11/15/34	1,860	1,349

	Natural Gas (2.7%)
	El Paso Natural Gas Co.	7.250%	6/1/18	1,880	1,861
1	NGPL Pipeco LLC	7.119%	12/15/17	1,265	1,284
	Suburban Propane Partners	6.875%	12/15/13	650	616
	Williams Cos., Inc.	8.125%	3/15/12	770	816
	Williams Cos., Inc.	7.500%	1/15/31	1,215	1,239
	Williams Partners LP	7.500%	6/15/11	450	465
	Williams Partners LP	7.250%	2/1/17	375	375
					31,957
Total Corporate Bonds (Cost $255,092)					231,573

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Sovereign Bonds (U.S. Dollar-Denominated) (1.3%)
Republic of Argentina	7.000%	9/12/13	3,195	2,412
Republic of Argentina	7.000%	4/17/17	1,185	813
Total Sovereign Bonds (Cost $4,139)				3,225
Temporary Cash Investments (2.7%)
Repurchase Agreement (2.3%)
Banc of America Securities, LLC
(Dated 6/30/08, Repurchase Value
$5,600,000, collateralized by
U.S. Treasury Note
4.875%, 5/31/09)	1.550%	7/1/08	5,600	5,600

			Shares
Money Market Fund (0.4%)
4 Vanguard Market Liquidity
Fund—Note F	2.405%		1,040,000	1,040
Total Temporary Cash Investments (Cost $6,640)				6,640
Total Investments (101.0%) (Cost $275,963)				251,864
Other Assets and Liabilities (–1.0%)
Other Assets—Note C				7,721
Liabilities—Note F				(10,204)
				(2,483)
Net Assets (100%)
Applicable to 33,639,224 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				249,381
Net Asset Value Per Share				$7.41

At June 30, 2008, net assets consisted of:[5]
	Amount	Per
	($000)	Share
Paid-in Capital	308,719	$9.18
Undistributed Net Investment Income	8,875.26
Accumulated Net Realized Losses	(44,114)	(1.31)
Unrealized Depreciation	(24,099)	(.72)
Net Assets	249,381	$7.41

•  See Note A in Notes to Financial Statements.

^  Part of security position is on loan to broker-dealers. See Note F in Notes to Financial Statements.

1  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the aggregate value of these securities was $27,699,000, representing 11.1% of net assets.

2  Adjustable-rate note.

3  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

4  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

5  See Note D in Notes to Financial Statements for the tax-basis components of net assets.

7

Vanguard High Yield Bond Portfolio

Statement of Operations

Six Months Ended
June 30, 2008
($000)
Investment Income
Income
Interest	9,882
Security Lending	33
Total Income	9,915
Expenses
Investment Advisory Fees—Note B	76
The Vanguard Group—Note C
Management and Administrative	186
Marketing and Distribution	27
Custodian Fees	6
Shareholders’ Reports	6
Total Expenses	301
Net Investment Income	9,614
Realized Net Gain (Loss) on
Investment Securities Sold	(2,185)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(12,862)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(5,433)

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,614	18,935
Realized Net Gain (Loss)	(2,185)	(259)
Change in Unrealized Appreciation (Depreciation)	(12,862)	(13,999)
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,433)	4,677
Distributions
Net Investment Income	(19,015)	(17,675)
Realized Capital Gain	—	—
Total Distributions	(19,015)	(17,675)
Capital Share Transactions—Note G
Issued	27,358	49,058
Issued in Lieu of Cash Distributions	19,015	17,675
Redeemed	(25,891)	(60,438)
Net Increase (Decrease) from Capital Share Transactions	20,482	6,295
Total Increase (Decrease)	(3,966)	(6,703)
Net Assets
Beginning of Period	253,347	260,050
End of Period[1]	249,381	253,347

1  Net Assets—End of Period includes undistributed net investment income of $8,875,000 and $18,276,000.

8

Vanguard High Yield Bond Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2008	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$8.21	$8.63	$8.59	$9.02	$8.95	$8.21
Investment Operations
Net Investment Income	.29	.62	.58	.60[1]	.68	.53
Net Realized and Unrealized Gain (Loss)
on Investments	(.47)	(.45)	.09	(.37)	.04	.78
Total from Investment Operations	(.18)	.17	.67	.23	.72	1.31
Distributions
Dividends from Net Investment Income	(.62)	(.59)	(.63)	(.66)	(.65)	(.57)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.62)	(.59)	(.63)	(.66)	(.65)	(.57)
Net Asset Value, End of Period	$7.41	$8.21	$8.63	$8.59	$9.02	$8.95

Total Return	–2.14%	1.95%	8.27%	2.75%	8.53%	16.87%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$249	$253	$260	$247	$275	$295
Ratio of Total Expenses to
Average Net Assets	0.24%*	0.24%	0.24%	0.24%	0.24%	0.29%
Ratio of Net Investment Income to
Average Net Assets	7.66%*	7.28%	7.12%	6.97%	7.22%	7.59%
Portfolio Turnover Rate	16%*	28%	47%	46%	57%	49%

1  Calculated based on average shares outstanding.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard High Yield Bond Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund High Yield Bond Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2007) and for the period ended June 30, 2008, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the six months ended June 30, 2008, the investment advisory fee represented an effective annual rate of 0.06% of the portfolio’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2008, the portfolio had contributed capital of $21,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

10

Vanguard High Yield Bond Portfolio

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2007, the portfolio had available realized losses of $41,873,000 to offset future net capital gains of $1,181,000 through December 31, 2008, $18,322,000 through December 31, 2009, $20,163,000 through December 31, 2010, $1,992,000 through December 31, 2011, $181,000 through December 31, 2015, and $34,000 through December 31, 2016. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2008; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At June 30, 2008, the cost of investment securities for tax purposes was $275,963,000. Net unrealized depreciation of investment securities for tax purposes was $24,099,000, consisting of unrealized gains of $1,302,000 on securities that had risen in value since their purchase and $25,401,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2008, the portfolio purchased $29,873,000 of investment securities and sold $13,507,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,988,000 and $5,033,000, respectively.

F. The market value of securities on loan to broker-dealers at June 30, 2008, was $1,006,000, for which the portfolio received cash collateral of $1,040,000.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2008	December 31, 2007
	Shares	Shares
	(000)	(000)
Issued	3,536	5,863
Issued in Lieu of Cash Distributions	2,584	2,148
Redeemed	(3,351)	(7,270)
Net Increase (Decrease) in Shares Outstanding	2,769	741

H. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the portfolio’s current fiscal period.

The various inputs that may be used to determine the value of the portfolio’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of June 30, 2008, based on the inputs used to value them:

Investments
in Securities
Valuation Inputs	($000)
Level 1—Quoted prices	1,040
Level 2—Other significant observable inputs	250,824
Level 3—Significant unobservable inputs	—
Total	251,864

11

Vanguard High Yield Bond Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•  Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Yield Bond Portfolio	12/31/2007	6/30/2008	Period[1]
Based on Actual Portfolio Return	$1,000.00	$978.59	$1.18
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.67	1.21

1  The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.24%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

12

Vanguard High Yield Bond Portfolio

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Variable Insurance Fund High Yield Bond Portfolio has renewed the portfolio’s investment advisory agreement with Wellington Management Company, LLP. The board determined that the retention of Wellington Management was in the best interests of the portfolio and its shareholders.

The board based its decisions upon an evaluation of Wellington Management’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The firm has advised the High Yield Bond Portfolio since its inception in 1996.

The firm and the portfolio’s management team have depth and stability. The portfolio manager is backed by a well-tenured team of fixed income research analysts who conduct detailed fundamental analysis. Wellington Management has seen a significant growth in assets in the past decade and has provided high-quality advisory services for the portfolio and has demonstrated strong organizational depth and stability over both the short and long term.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out its investment strategy in disciplined fashion, and the results provided by Wellington Management have been in line with expectations. Information about the portfolio’s most recent performance can be found on the Performance Summary page.

Cost

The board concluded that the portfolio’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages, which also include information about the advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the High Yield Bond Portfolio realizes economies of scale that are built into the negotiated advisory fee rate without any need for asset level breakpoints. The advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory agreement again after a one-year period.

13

Vanguard® International Portfolio

The International Portfolio returned –10.2% for the first half of 2008, slightly exceeding the return of its benchmark index and the average result for peer-group funds.

The portfolio’s return was close to that of the broad U.S. stock market, ending the pattern of recent years in which international stock returns generally outpaced those of domestic stocks. Markets in the United States and abroad reacted to globally similar pressures: economic uncertainty, high (and rising) commodity prices, and credit-market distress.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Only energy and materials stocks gained ground during the period

The best-performing holdings of the International Portfolio were in its energy and materials sectors, where companies benefited directly or indirectly from the surging prices of oil, commodities, and other basic building blocks of the global economy. Most other sectors declined, a pattern seen in many U.S. stock funds as well.

The portfolio’s largest sector, financials, made the largest dent in the overall return. These holdings returned –23% as the aftershocks of the U.S. subprime-mortgage-market crisis reverberated abroad. Aside from financials, the worst-performing sectors were consumer discretionary, industrials, and consumer staples, all home to companies that could be hit especially hard by an economic slowdown.

There were a few exceptions to the broad declines in these sectors, including Central Japan Railway (+30%), the Mitsubishi Corporation, a large conglomerate (+22%), and Vestas Wind Systems, a Danish wind-power company (+21%).

The portfolio’s bright spots included two Brazilian stocks

On average, about 80% of the portfolio’s assets were invested in developed markets during the period, with emphasis on Europe in general and the United

Kingdom in particular. The remaining assets were allocated to emerging markets, primarily in the Asia/Pacific region and Latin America.

The emerging market holdings in Latin America (8% of assets on average) were the only regional group to provide a modest positive contribution to return. Much of that contribution came from the stocks of two Brazilian firms: Petróleo Brasileiro (Petrobras), a giant oil company, and Companhia Vale do Rio Doce, an iron-ore producer.

For more on the strategy and positioning of the International Portfolio, please see the Advisors’ Report that follows. In February, the portfolio’s advisory team was expanded with the addition of M&G Investment Management Limited. M&G, which is based in London, has been the investment advisor to Vanguard Precious Metals and Mining Fund since 1984.

Total Returns
Six Months Ended
June 30, 2008
International Portfolio	–10.2%
MSCI EAFE Index	–11.0
Average International Fund[1]	–10.8

Annualized Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Average
		International
	Portfolio	Fund
International Portfolio	0.46%	1.48%

1 Derived from data provided by Lipper Inc.

2 Portfolio expense ratio reflects the six months ended June 30, 2008. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

1

Vanguard International Portfolio

Advisors’ Report

For the six months ended June 30, 2008, the International Portfolio returned –10.2%, compared with –11.0% for its benchmark index and a –10.8% average return for competing international funds. This performance reflects the combined efforts of the portfolio’s three independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the portfolio’s diversification.

The advisors, the percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also provided a discussion of the investment environment and how portfolio positioning reflects this assessment. These reports were prepared on July 18, 2008.

Schroder Investment Management North America Inc.

Portfolio Managers:

Virginie Maisonneuve, CFA, Head of Global and International Equities

Matthew Dobbs, Head of Global Small Companies

International equity markets recorded their worst January–June period in a quarter-century, with the MSCI EAFE Index declining –11.0% in U.S. dollar terms. In light of inflationary pressures driven by food and oil prices, markets were plagued by fears of a slowing global economy and potentially higher interest rates.

One of the unusual characteristics of the past six months has been the bipolarity of equity markets. At one extreme, the energy and materials sectors have generated strong returns derived from much higher oil and commodity prices—and the portfolio has benefited from its holdings in these areas. Demand in the two sectors is still supported by emerging economies. At the other extreme, as the impact of the credit crisis spreads into underlying economies, stocks of financial and consumer-related companies have been hit hard. Investors worry that companies in these groups will be hurt by the deterioration of housing markets and consumers’ loss of real income.

From a regional standpoint, the economic environment clearly favors continental Europe over the United Kingdom. Nevertheless, stock markets in both areas were similarly hurt during the period.

Japan fared well on a relative basis. Growth expectations there have been subdued for a long time, and a consensus view emerged that inflationary pressures would help the Japanese economy, given its extended state of deflation; also, the yen has appreciated by more than 5% versus the U.S. dollar. We do not share the view that inflationary pressures will truly help, however, because Japan continues to face long-term structural challenges—from its rapidly aging population, for example.

We think that earnings estimates are still too high in many markets and will lead to disappointment. We are therefore focusing on high-quality growth companies selling at reasonable valuations, in market sectors that are less sensitive to the impact of the financial crisis. These include companies in industries related to climate change (such as agriculture, sustainable transport, energy efficiency, and low-carbon fossil fuels). Many of these companies have performed well so far in 2008, and we are retaining our sizable exposure.

For instance, higher prices for “soft” commodities, such as grains, have led farmers to increase spending on crop protection, stimulating demand for the products of companies like Syngenta and Makhteshim-Agan Industries. Demand for nuclear power generation is also expected to build as the prices of oil and carbon increase and governments are forced to reduce their carbon emissions. This trend should support spending within the industry, benefiting certain utility companies, such as E.On.

We continue to like companies that benefit from the global trend toward urbanization. Spending on infrastructure is being supported by the combination of demographic shifts, past underinvestment in this area by developed economies, and expansion in emerging-market economies. This trend has helped the share prices of companies such as ArcelorMittal, a Europe-based steel producer.

Vanguard International Portfolio Investment Advisors

Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	49	932	Uses a bottom-up, stock-driven approach to select
			stocks that the advisor believes have above-average
			growth rates and trade at reasonable prices.
Schroder Investment Management	44	823	Uses fundamental research to identify high-quality
North America, Inc.			companies, in developed and emerging markets,
			that the advisor believes have above-average
			growth potential.
M&G Investment	5	89	Uses a long-term, bottom-up investment approach that
Management Limited			focuses on identifying the stocks of underappreciated,
			quality companies that the advisor believes will deliver
			high returns and have the potential for growth.
Cash Investments[1]	2	44

1	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

2

Vanguard International Portfolio

Looking forward, it is important to keep in mind the long-term structural impact of trends such as climate change, demographic shifts, and “Chindia”—the increasing role of large emerging markets in the world economy. While the risks of an oil crunch are not to be ignored, we believe that the economic slowdown in the developed economies will help balance the pressures linked to the ongoing structural adjustments taking place.

Baillie Gifford Overseas Ltd.

Portfolio Manager:

James K. Anderson, Chief Investment Officer and Head of Global Equities

Stock markets are in a confused and volatile state. The widely used market indexes represent a rather meaningless compromise between strong oil and mining companies on the one hand and plummeting banks and retailers on the other. In our view, the gap between the winners and losers is going to continue to widen.

The emerging markets—which to a large extent means “China and its suppliers”—continue to grow strongly. Chinese inflation is probably past its worst, and the burden of growth seems to be shifting toward the domestic side of the economy. It is hard to find a convincing reason why this should not continue.

In the West, we have a credit crisis that has brought us to the limits of lending. Growth in the United States and United Kingdom will no longer be boosted by credit, and it will be restrained by saving. There may not be a recession, but growth will be slow. Share issuance by banks to raise capital will continue. Interest rates cannot fall enough to stabilize the housing markets in the United States and United Kingdom, and many banks are still undercapitalized. Companies have yet to report the full impact on their profits, but the combination of weaker developed-market demand and higher costs will be painful. Profitability has farther to fall in the developed countries.

The rise in the prices of oil and food has been a big shock to the system, but these prices are probably close to a peak. Credit crises are deflationary, and the amount of demand destruction caused by oil at over $140 per barrel is considerable. In other commodities, the supply response is beginning to gain momentum. Vast sums are being invested in new mines all over the world, and similar efforts are being made to increase food production. All these things will take time, but the worst of the cost shock is probably being felt now. As it passes through the system, it is unlikely to leave behind high levels of inflation. Globalization has undermined the power of labor, and the credit crunch will keep liquidity on a tight rein.

To summarize all this, it seems that markets in the indebted developed countries will be vulnerable to earnings shocks in the shorter term, but they should stabilize when people realize that the commodity shock is transient. In the longer term, though, growth will be slower in both the emerging and developed world because of the need to control inflation and repay debts. Meanwhile, China’s long march to global dominance will continue.

At this stage, the extreme level of investor despondency and the reasonable level of valuations provide scope for a recovery later in the year. It is our aim to focus on the beneficiaries of the huge changes in the global economy: One man’s cost increase is another man’s pay rise.

M&G Investment Management Limited

Portfolio Managers: Graham E. French

Greg Aldridge

Since M&G Investment joined the International Portfolio as an advisor, our subportfolio positioning has been directed by our firmly held belief that a long-term investment horizon supported by bottom-up analysis of company fundamentals is the most effective way to achieve superior returns. Our analysis seeks to identify companies in possession of a number of scarce assets that are hard for competitors to replicate and that, therefore, enable the companies to achieve high and sustainable returns on capital and the potential to reinvest in the business. These companies create value over time, increasing their value and share price.

An indirect benefit of holding such companies is that they can be attractive to investors during particularly uncertain times, such as the present. Because of this, we believe the portfolio is well-positioned for the current difficult market environment and—importantly—for the longer term as well.

Our holdings are well spread among regions outside of the United States: About 60% of the assets we manage are invested in Europe, about a quarter in Asia, and the remainder in Canada, Central/South America, and South Africa. While our geographical positioning is a product of bottom-up company analysis rather than any top-down views regarding individual countries, it is worth mentioning that we are finding investment opportunities in some of the world’s developing markets.

From a sector perspective, the subportfolio has an overweighted exposure to health care and an underweighting in financials, again a stance that results from the merits of the underlying companies rather than a view about the sectors as a whole. Nevertheless, these weightings were beneficial to performance during the initial period of our tenure.

Among the individual stocks we own, the strongest contributions during this admittedly short period came from mining and energy-related companies, which fared well in an environment of high energy and metals prices: the Norwegian oil and gas producer StatoilHydro, the Australian metal recycler Sims Group, and the Brazilian oil giant Petrobras. Against this, construction-related companies endured a difficult period, resulting in weak performance from Wienerberger, the Austrian brick manufacturer, and Holcim, the Swiss cement company.

3

Vanguard International Portfolio

Portfolio Profile

As of June 30, 2008

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	173	1,023	1,900
Turnover Rate[3]	56%	—	—
Expense Ratio[3]	0.46%	—	—
Short-Term Reserves	0.8%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.97
Beta	1.08	0.97

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer
Discretionary	11.6%	8.7%	8.2%
Consumer Staples	8.9	8.3	7.8
Energy	11.3	12.8	13.9
Financials	18.1	21.6	21.7
Health Care	5.9	7.9	7.3
Industrials	16.9	11.1	10.7
Information Technology	7.7	9.0	9.0
Materials	11.8	10.0	10.8
Telecommunication
Services	5.6	5.3	5.6
Utilities	2.2	5.3	5.0

Ten Largest Holdings[4] (% of total net assets)

Tesco PLC	food retail	2.5%
Petroleo Brasileiro SA	integrated oil
	and gas	2.3
Rio Tinto PLC	diversified metals
	and mining	2.3
Standard Chartered PLC	diversified banks	2.0
BHP Billiton PLC	diversified metals
	and mining	1.7
Unicredit SpA	diversified banks	1.6
Roche Holdings AG	pharmaceuticals	1.6
L’Oreal SA	personal products	1.5
Teva Pharmaceutical
Industries Ltd.
Sponsored ADR	pharmaceuticals	1.4
SAP AG	application software	1.4
Top Ten		18.3%

Allocation by Region

Market Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio[5]	Index[1]	Index[2]
Europe
United Kingdom	16.7%	21.7%	15.9%
Germany	8.2	9.1	6.6
Switzerland	7.3	7.1	5.2
France	6.6	10.8	7.8
Sweden	4.1	2.2	1.6
Denmark	3.1	1.0	0.8
Netherlands	2.9	2.6	1.9
Spain	2.6	4.1	3.0
Italy	2.2	3.8	2.8
Luxembourg	1.3	—	—
Other Europe	2.5	6.0	4.0
Subtotal	57.5%	68.4%	49.6%
Pacific
Japan	13.9%	21.4%	15.5%
Hong Kong	5.4	2.1	1.6
Australia	3.0	6.8	5.0
Other Pacific	0.7	1.3	1.0
Subtotal	23.0%	31.6%	23.1%
Emerging Markets
Brazil	5.3%	—	3.5%
China	3.5	—	2.8
South Korea	1.9	—	2.5
Israel	1.9	—	0.5
Taiwan	1.3	—	2.1
Russia	1.1	—	2.2
Other Emerging
Markets	2.6	—	6.3
Subtotal	17.6%	—	19.9%
North America
Canada	1.9%	—	7.4%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1	MSCI EAFE Index.
2	MSCI All Country World Index ex USA.
3	Annualized.
4	The holdings listed exclude any temporary cash investments and equity index products.
5	Country percentages exclude currency contracts held by the portfolio.

4

Vanguard International Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 1997–June 30, 2008

Average Annual Total Returns: Periods Ended June 30, 2008

	Inception Date	One Year	Five Years	Ten Years
International Portfolio	6/3/1994	–6.26%	18.01%	7.42%

1	Six months ended June 30, 2008.

Note: See Financial Highlights table for dividend and capital gains information.

5

Vanguard International Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2008

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Market
Value•
Shares	($000)
Common Stocks (96.3%)[1]
Australia (3.0%)
Woodside Petroleum Ltd.	365,000	23,592
Woolworths Ltd.	573,500	13,440
Brambles Ltd.	1,339,600	11,212
James Hardie Industries NV	1,085,000	4,405
Sims Group Ltd.	65,403	2,615
Amcor Ltd.	231,715	1,123
56,387
Austria (0.1%)
Wienerberger AG	37,543	1,570

Belgium (0.1%)
Barco NV	23,000	1,492
KBC Bank &
Verzekerings Holding	9	1
1,493
Brazil (5.2%)
Petroleo Brasileiro SA
Series A ADR	706,800	40,959
Banco Itau Holding
Financeira SA ADR	965,750	19,614
Companhia Vale do Rio
Doce Sponsored ADR	467,300	13,944
Unibanco-Uniao de
Bancos Brasileiros SA	945,000	11,978
Redecard SA	316,000	5,839
Petroleo Brasileiro SA Pfd.	83,240	2,400
Companhia Vale do Rio
Doce Pfd. Class A	60,647	1,803
Banco do Brasil SA	92,159	1,500
Votorantim Celulose e
Papel SA Pfd.	42,850	1,146
99,183
Canada (1.9%)
Niko Resources Ltd.	169,570	16,254
^Cameco Corp.	353,774	15,196
Sherritt International Corp.	127,409	1,918
Harry Winston Diamond Corp.	52,286	1,496
2	Harry Winston Diamond Corp.	8,314	226
35,090
China (2.8%)
China Mobile
(Hong Kong) Ltd.	1,459,000	19,584
China Unicom Ltd.	5,738,000	10,650
China Resources
Enterprise Ltd.	3,330,000	9,520
Ctrip.com
International Ltd. ADR	129,400	5,924
Denway Motors Ltd.	14,972,000	5,784
Chaoda Modern
Agriculture Holdings Ltd.	1,167,630	1,477
52,939
Denmark (3.1%)
*	Vestas Wind Systems A/S	183,999	23,956
Novo Nordisk A/S B Shares	266,000	17,511
Danske Bank A/S	355,000	10,222

			Market
			Value•
		Shares	($000)
	Novozymes A/S	48,600	4,375
	AP Moller-Maersk
	A/S B Shares	165	2,013
			58,077
France (6.6%)
	L’Oreal SA	256,700	27,843
	Total SA	245,543	20,900
^	Essilor International SA	324,100	19,770
	Suez SA	264,000	17,896
	AXA	510,000	15,028
	Groupe Danone	165,553	11,584
	STMicroelectronics NV	732,000	7,573
	Publicis Groupe SA	52,500	1,694
	Societe Generale Class A	19,375	1,680
			123,968
Germany (8.1%)
	SAP AG	503,000	26,326
	Siemens AG	228,384	25,319
	Porsche AG	129,800	19,987
	E.On AG	93,891	18,923
	Adidas AG	188,319	11,859
*	Q-Cells AG	115,330	11,683
	Linde AG	63,000	8,849
	Bayerische Motoren Werke
	AG	171,920	8,260
	K+S AG	12,200	7,024
^	Solarworld AG	143,510	6,829
	Celesio AG	175,000	6,321
	Symrise AG	78,000	1,694
			153,074
Greece (0.5%)
	EFG Eurobank Ergasias	364,000	8,667

Hong Kong (5.0%)
	Swire Pacific Ltd. A Shares	1,842,000	18,854
	Esprit Holdings Ltd.	1,236,121	12,871
	Jardine Matheson
	Holdings Ltd.	387,400	12,039
	Hong Kong Exchanges &
	Clearing Ltd.	798,000	11,690
	CNOOC Ltd.	5,723,500	9,935
	Industrial and Commercial
	Bank of China Ltd.
	Class H	12,801,000	8,752
	Jardine Strategic
	Holdings Ltd.	489,500	8,338
	Shangri-La Asia Ltd.	3,124,000	7,320
	Li & Fung Ltd.	1,348,000	4,068
	Techtronic
	Industries Co., Ltd.	1,443,652	1,216
			95,083
India (0.9%)
*[2]	Bharti Airtel Ltd.
	Warrants Exp. 8/10/10	322,000	5,413
	Reliance Capital Ltd.	186,700	3,937
2	State Bank of India
	Warrants Exp. 1/28/09	99,600	2,604

			Market
			Value•
		Shares	($000)
	Infrastructure Development
	Finance Co., Ltd.	709,000	1,709
*[2]	Infrastructure Development
	Finance Co. Ltd.
	Warrants Exp. 8/4/08	622,000	1,493
*[2]	Infrastructure Development
	Finance Co Ltd.
	Warrants Exp. 1/20/10	524,841	1,263
			16,419
Ireland (0.7%)
	Allied Irish Banks PLC	475,700	7,331
	Anglo Irish Bank Corp. PLC	472,000	4,403
	Kerry Group PLC A Shares	60,816	1,795
			13,529
Israel (1.9%)
	Teva Pharmaceutical
	Industries Ltd. Sponsored
	ADR	589,609	27,004
	Makhteshim-Agan
	Industries Ltd.	919,000	8,548
			35,552
Italy (2.2%)
	Unicredit SpA	4,991,600	30,363
	Intesa Sanpaolo SpA	1,879,559	10,685
			41,048
Japan (12.6%)
	Canon, Inc.	464,900	23,931
	Honda Motor Co., Ltd.	699,600	23,875
	Central Japan Railway Co.	1,514	16,688
*	Mitsui Sumitomo Insurance
	Group Holdings, Inc.	443,700	15,335
	SMC Corp.	132,500	14,543
	Toray Industries, Inc.	2,653,000	14,239
	Nintendo Co.	24,300	13,780
	Komatsu Ltd.	393,200	10,981
	Rakuten, Inc.	21,502	10,855
	Sekisui Chemical Co.	1,499,000	10,223
	Square Enix Co., Ltd.	331,000	9,795
	Mitsubishi Corp.	288,400	9,503
	Ushio Inc.	505,900	8,284
	Sony Corp.	187,000	8,197
	Japan Tobacco, Inc.	1,728	7,370
	Asahi Glass Co., Ltd.	594,000	7,192
	Sumitomo Mitsui
	Financial Group, Inc.	847	6,370
	Hoya Corp.	271,800	6,295
	Sumitomo Realty &
	Development Co.	281,000	5,590
	Yamada Denki Co., Ltd.	70,000	4,987
	Sumitomo Heavy
	Industries Ltd.	672,000	4,558
	Toyota Motor Corp.	43,200	2,039
	Astellas Pharma Inc.	44,900	1,909
	Yamaha Motor Co., Ltd.	95,400	1,787
			238,326
Luxembourg (1.3%)
	ArcelorMittal	254,000	24,978

6

Vanguard International Portfolio

		Market
		Value•
	Shares	($000)
Malaysia (0.4%)
Genting Bhd.	4,690,900	8,063

Mexico (0.9%)
America Movil SA de
CV Series L ADR	212,200	11,194
Wal-Mart de Mexico SA	1,077,300	4,270
Consorcio ARA SA de CV	1,325,065	1,223
		16,687
Netherlands (2.9%)
SBM Offshore NV	469,766	17,285
Unilever NV	327,000	9,247
Koninklijke (Royal) Philips Electronics NV	262,000	8,873
Heineken Holding NV	190,627	8,725
ING Groep NV	242,723	7,674
TNT NV	48,415	1,648
^European Aeronautic
Defence and Space Co.	76,445	1,440
		54,892
Norway (0.7%)
Telenor ASA	585,000	10,982
StatoilHydro ASA	66,168	2,469
		13,451
Russia (1.1%)
OAO Gazprom ADR	346,649	20,026

Singapore (0.7%)
Keppel Land Ltd.	2,139,000	7,813
Singapore Exchange Ltd.	849,000	4,331
DBS Group Holdings Ltd.	98,050	1,364
		13,508
South Africa (0.1%)
MTN Group Ltd.	82,731	1,310

South Korea (1.9%)
Daewoo Shipbuilding
& Marine
Engineering Co., Ltd.	634,000	24,752
Samsung Fire &
Marine Insurance Co.	24,600	5,138
Shinsegae Co., Ltd.	6,800	3,657
Samsung Electronics Co., Ltd.	2,760	1,649
Hankook Tire Co. Ltd.	95,000	1,321
		36,517
Spain (2.5%)
Telefonica SA	756,000	20,007
^Repsol YPF SA	396,000	15,541
Industria de Diseno Textil SA	276,500	12,675
		48,223
Sweden (4.0%)
Atlas Copco AB A Shares	1,745,478	25,528
Sandvik AB	1,525,595	20,728
Telefonaktiebolaget LM
Ericsson AB Class B	1,198,853	12,466
Skandinaviska Enskilda
Banken AB A Shares	318,000	5,867

		Market
		Value•
	Shares	($000)
Svenska Handelsbanken
AB A Shares	229,577	5,439
Oriflame Cosmetics SA	75,000	4,793
		74,821
Switzerland (7.2%)
Roche Holdings AG	166,350	29,905
Syngenta AG	77,915	25,242
Cie. Financiere Richemont
AG	409,477	22,724
Nestle SA (Registered)	409,680	18,462
* UBS AG	686,018	14,295
Geberit AG	62,840	9,226
Credit Suisse Group
(Registered)	190,000	8,648
Adecco SA (Registered)	66,455	3,285
Novartis AG (Registered)	42,469	2,337
Holcim Ltd. (Registered)	21,300	1,722
		135,846
Taiwan (1.1%)
Taiwan Semiconductor
Manufacturing Co., Ltd.	4,919,952	10,454
Hon Hai Precision
Industry Co., Ltd.	1,765,080	8,680
Compal Electronics Inc.	1,477,000	1,594
		20,728
Turkey (0.3%)
* Turkiye Garanti Bankasi
A.S.	2,586,000	5,965

United Kingdom (16.5%)
Tesco PLC	6,342,000	46,387
Rio Tinto PLC	356,600	42,944
Standard Chartered PLC	1,330,400	37,676
BHP Billiton PLC	832,700	31,934
BG Group PLC	870,000	22,609
Vodafone Group PLC	7,495,182	22,083
Rolls-Royce Group PLC	2,975,616	20,111
WPP Group PLC	1,482,000	14,161
Rexam PLC	1,713,707	13,165
Admiral Group PLC	708,000	11,204
The Sage Group PLC	2,482,989	10,279
Meggitt PLC	1,689,000	7,125
Capita Group PLC	416,129	5,677
Barclays PLC	954,000	5,412
Bunzl PLC	368,200	4,782
Royal Bank of Scotland
Group PLC	1,057,000	4,500
GlaxoSmithKline PLC	106,174	2,347
HSBC Holdings PLC	132,896	2,046
Unilever PLC	69,056	1,962
Victrex PLC	123,417	1,831
Ultra Electronics Holdings
PLC	72,296	1,709
Inchcape PLC	212,810	1,347
* Barclays PLC Rights
Exp. 7/17/08	204,428	39
		311,330

Market
Value•
Shares	($000)
Total Common Stocks
(Cost $1,688,559)	1,816,750
Temporary Cash Investments (6.0%)[1]
Money Market Fund (5.8%)
3	Vanguard Market
Liquidity Fund, 2.405%	71,899,036	71,899
3	Vanguard Market
Liquidity Fund,
2.405%—Note G	38,139,245	38,139
110,038

Face
Amount
($000)
U.S. Agency Obligation (0.2%)
4	Federal Home Loan
Mortgage Corp.
5	2.086%, 8/29/08	4,000	3,985
Total Temporary Cash Investments
(Cost $114,025)	114,023
Total Investments (102.3%)
(Cost $1,802,584)	1,930,773
Other Assets and Liabilities (–2.3%)
Other Assets—Note C	22,622
Liabilities—Note G	(65,396)
(42,774)
Net Assets (100%)
Applicable to 98,188,186 outstanding
$.001 par shares of beneficial
interest (unlimited authorization)	1,887,999
Net Asset Value Per Share	$19.23

At June 30, 2008, net assets consisted of:[6]
Amount	Per
($000)	Share
Paid-in Capital	1,665,305	$16.96
Undistributed Net
Investment Income	26,094.27
Accumulated Net
Realized Gains	71,994.73
Unrealized Appreciation
(Depreciation)
Investment Securities	128,189	1.31
Futures Contracts	(3,375)	(.03)
Foreign Currencies and
Forward Currency Contracts	(208)	(.01)
Net Assets	1,887,999	$19.23

•	See Note A in Notes to Financial Statements.

^ Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements. * Non-income-producing security.

1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.5% and 2.8%, respectively, of net assets. See Note E in Notes to Financial Statements.

2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the aggregate value of these securities was $10,999,000, representing 0.6% of net assets.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

5 Securities with a value of $3,985,000 have been segregated as initial margin for open futures contracts.

6 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

7

Vanguard International Portfolio

Statement of Operations

Six Months Ended
June 30, 2008
($000)
Investment Income
Income
Dividends[1]	30,860
Interest[2]	1,455
Security Lending	1,159
Total Income	33,474
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,195
Performance Adjustment	222
The Vanguard Group—Note C
Management and Administrative	2,497
Marketing and Distribution	255
Custodian Fees	249
Shareholders’ Reports	27
Trustees’ Fees and Expenses	1
Total Expenses	4,446
Expenses Paid Indirectly—Note D	(26)
Net Expenses	4,420
Net Investment Income	29,054
Realized Net Gain (Loss)
Investment Securities Sold	78,870
Futures Contracts	(11,000)
Foreign Currencies and
Forward Currency Contracts	5,347
Realized Net Gain (Loss)	73,217
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(317,653)
Futures Contracts	(2,590)
Foreign Currencies and
Forward Currency Contracts	(1,096)
Change in Unrealized Appreciation
(Depreciation)	(321,339)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(219,068)

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	29,054	41,578
Realized Net Gain (Loss)	73,217	151,185
Change in Unrealized Appreciation (Depreciation)	(321,339)	92,553
Net Increase (Decrease) in Net Assets Resulting from Operations	(219,068)	285,316
Distributions
Net Investment Income	(42,670)	(30,115)
Realized Capital Gain[3]	(149,780)	(67,759)
Total Distributions	(192,450)	(97,874)
Capital Share Transactions—Note H
Issued	150,672	438,533
Issued in Lieu of Cash Distributions	192,450	97,874
Redeemed	(166,218)	(163,233)
Net Increase (Decrease) from Capital Share Transactions	176,904	373,174
Total Increase (Decrease)	(234,614)	560,616
Net Assets
Beginning of Period	2,122,613	1,561,997
End of Period[4]	1,887,999	2,122,613

1	Dividends are net of foreign withholding taxes of $3,475,000.
2	Interest income from an affiliated company of the portfolio was $1,397,000.
3	Includes fiscal 2008 and 2007 short-term gain distributions totaling $18,287,000 and $18,822,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
4	Net Assets—End of Period includes undistributed net investment income of $26,094,000 and $39,551,000.

8

Vanguard International Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2008	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$23.84	$21.56	$17.37	$15.15	$12.84	$9.67
Investment Operations
Net Investment Income	.31	.51[1]	.43[1]	.25	.23	.155
Net Realized and Unrealized Gain (Loss)
on Investments	(2.71)	3.07	4.16	2.19	2.24	3.160
Total from Investment Operations	(2.40)	3.58	4.59	2.44	2.47	3.315
Distributions
Dividends from Net Investment Income	(.49)	(.40)	(.22)	(.22)	(.16)	(.145)
Distributions from Realized Capital Gains	(1.72)	(.90)	(.18)	—	—	—
Total Distributions	(2.21)	(1.30)	(.40)	(.22)	(.16)	(.145)
Net Asset Value, End of Period	$19.23	$23.84	$21.56	$17.37	$15.15	$12.84

Total Return	–10.23%	17.41%	26.75%	16.31%	19.42%	34.88%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,888	$2,123	$1,562	$840	$557	$352
Ratio of Total Expenses to
Average Net Assets[2]	0.46%*	0.45%	0.44%	0.41%	0.41%	0.47%
Ratio of Net Investment Income to
Average Net Assets	2.98%*	2.23%	2.22%	1.94%	1.99%	1.79%
Portfolio Turnover Rate	56%*	41%	29%	45%	36%	62%

1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.01%, 0.01%, (0.01%), (0.01%), and 0.00%
*	Annualized.

Notes to Financial Statements

Vanguard Variable Insurance Fund International Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

9

Vanguard International Portfolio

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the European and Japanese stock markets while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

The portfolio also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2007) and for the period ended June 30, 2008, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Baillie Gifford Overseas Ltd., Schroder Investment Management North America, Inc., and, beginning in February 2008, M&G Investment Management Limited each provide investment advisory services to a portion of the portfolio for fees calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd. and Schroder Investment Management North America, Inc., are subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. In accordance with the advisory contract entered into with M&G Investment Management Limited in February 2008, beginning January 1, 2009, the investment advisory fee will be subject to quarterly adjustments based on performance since March 31, 2008, relative to the MSCI All Country World Index ex USA.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the six months ended June 30, 2008, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the portfolio’s average net assets before an increase of $222,000 (0.02%) based on performance.

10

Vanguard International Portfolio

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2008, the portfolio had contributed capital of $164,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.16% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. The portfolio’s custodian bank has also agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the six months ended June 30, 2008, these arrangements reduced the portfolio’s management and administrative expenses by $17,000 and custodian fees by $9,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended June 30, 2008, the portfolio realized net foreign currency gains of $159,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

At June 30, 2008, the cost of investment securities for tax purposes was $1,802,584,000. Net unrealized appreciation of investment securities for tax purposes was $128,189,000, consisting of unrealized gains of $296,202,000 on securities that had risen in value since their purchase and $168,013,000 in unrealized losses on securities that had fallen in value since their purchase.

At June 30, 2008, the aggregate settlement value of open futures contracts expiring in September 2008 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
MSCI Pan-Euro Index	1,326	41,031	(2,212)
Topix Index	160	19,901	(1,163)

At June 30, 2008, the portfolio had open forward currency contracts to receive and deliver currencies as follows:

					Unrealized
					Appreciation
	Contract Amount (000)				(Depreciation)
Contract Settlement Date		Receive		Deliver	($000)
7/10/08	USD	83,501	GBP	42,710	(1,477)
9/24/08	EUR	27,085	USD	41,809	675
9/17/08	JPY	2,201,600	USD	20,619	241

EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The portfolio had net unrealized foreign currency gains of $353,000 resulting from the translation of other assets and liabilities at June 30, 2008.

F. During the six months ended June 30, 2008, the portfolio purchased $591,889,000 of investment securities and sold $528,954,000 of investment securities other than temporary cash investments.

11

Vanguard International Portfolio

G. The market value of securities on loan to broker-dealers at June 30, 2008, was $37,403,000, for which the portfolio received cash collateral of $38,139,000.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2008	December 31, 2007
	Shares	Shares
	(000)	(000)
Issued	7,318	19,211
Issued in Lieu of Cash Distributions	9,829	4,656
Redeemed	(8,004)	(7,265)
Net Increase (Decrease) in Shares Outstanding	9,143	16,602

I. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the portfolio’s current fiscal period.

The various inputs that may be used to determine the value of the portfolio’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of June 30, 2008, based on the inputs used to value them:

			Forward
	Investments	Futures	Currency
	in Securities	Contracts	Contracts
Valuation Inputs	($000)	($000)	($000)
Level 1—Quoted prices	293,700	(3,375)	(561)
Level 2—Other significant observable inputs	1,636,847	—	—
Level 3—Significant unobservable inputs	226	—	—
Total	1,930,773	(3,375)	(561)

The following table summarizes changes in investments valued based on Level 3 inputs during the six months ended June 30, 2008:

Investments
in Securities
Amount Valued Based on Level 3 Inputs	($000)
Balance as of December 31, 2007	—
Net Purchases (Sales)	211
Change in Unrealized Appreciation (Depreciation)	15
Balance as of June 30, 2008	226

12

Vanguard International Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Portfolio	12/31/2007	6/30/2008	Period[1]
Based on Actual Portfolio Return	$1,000.00	$897.67	$2.17
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.58	2.31

1

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.46%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

13

Vanguard International Portfolio

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Variable Insurance Fund International Portfolio has renewed the portfolio’s investment advisory agreements with Schroder Investment Management North America Inc. (Schroder Inc.) and Baillie Gifford Overseas Ltd. (Baillie Gifford), as well as the subadvisory agreement with Schroder Investment Management North America Ltd. (Schroder Ltd.). The board also added M&G Investment Management Limited (M&G) to the portfolio’s investment advisory team, effective in February 2008. The board concluded that retaining Schroder and Baillie Gifford and adding M&G to manage a portion of the portfolio were in the best interests of the portfolio and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of each firm. The board noted the following:

Schroder Investment Management North America Inc. Schroder Inc. is a subsidiary of Schroders plc, a firm founded more than 200 years ago, with investment management experience dating back to 1926. The firm has advised the International Portfolio since its inception in 1994. The advisor employs a sound process, selecting attractive growth stocks from developed and emerging markets outside the United States. Stocks are chosen using a bottom-up approach, supported by Schroder’s worldwide network of analysts, economists, and strategists.

Baillie Gifford Overseas Ltd. Baillie Gifford is among the largest independently owned investment management firms in the United Kingdom. Baillie Gifford is a unit of Baillie Gifford & Co., founded in 1908. The firm has advised a portion of the International Portfolio since 2003. Baillie Gifford employs a sound process, building a diversified portfolio of high-quality non-U.S. growth stocks from developed and emerging markets. Stocks are selected using fundamental research methods conducted by the firm’s Edinburgh-based analysts.

M&G Investment Management Limited. M&G, founded in 1931, is based in London, England, and is a wholly owned subsidiary of Prudential plc. M&G has a long-standing relationship with Vanguard, and has successfully managed Vanguard Precious Metals and Mining Fund since 1984. The firm uses a bottom-up approach to portfolio management, focusing on quality companies with scarce assets that can deliver high returns and reinvest for growth.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted the continuation and addition, as applicable, of the portfolio’s advisory agreements.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that Schroder and Baillie Gifford have carried out the portfolio’s investment strategy in disciplined fashion, and that the portfolio has performed in line with expectations. Further, the board concluded that M&G’s other investment portfolios have strong investment returns and have posted competitive results by outperforming relevant benchmarks and competitors over various short- and long-term periods. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board considered the cost of services to be provided, including consideration of competitive fee rates, and concluded that, after implementation of the new arrangement with M&G, the portfolio’s advisory fee rate and expense ratio should remain below the advisory fee rates and expense ratios of the portfolio’s peers. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages, which also include information about the advisory fee rate.

The board did not consider profitability of the advisors in determining whether to approve the advisory fees, because each firm is independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rates negotiated with each advisor without any need for asset-level breakpoints. The advisory fee rates are very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory agreements again after a one-year period.

14

Vanguard® Mid-Cap Index Portfolio

The Vanguard Mid-Cap Index Portfolio returned –7.9% for the fiscal half-year ended June 30, 2008. The portfolio’s return was on track with that of its target benchmark, the MSCI US Mid-Cap 450 Index. During the six-month period, mid-capitalization stocks fared better than their large-cap counterparts.

Please note that the returns of the portfolios in the Vanguard Variable Insurance Fund are different from the returns of the portfolios in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Returns were hindered by the weak economy

During the first half of 2008, economic uncertainty rocked the broad stock market. Throughout the six-month period, inflationary pressure, rising unemployment, and historically high oil prices weighed on the economy and the stock market. The U.S. housing crisis continued to take its toll on the broad economy, further hurting consumer confidence. Although mid-cap companies fared better than large-cap companies, they still failed to post positive returns for the period; and the Mid-Cap Index Portfolio reflected this.

Financials—the index’s largest sector, on average, was the weakest link, down –19% for the period. Issues in the credit market persisted; risky loans and high levels of write-downs continued to erode investor confidence in commercial banks and other financiers. Insurance companies—particularly property and casualty insurance firms—also posted negative returns. Consumer discretionary stocks suffered as consumers watched their spending and curtailed unnecessary purchases.

Among the market’s sectors, only energy and materials produced positive results. Energy prices continued to surge, lifting the stock prices of production and exploration companies, as well as those of equipment suppliers. In the materials sector, chemical companies and mining companies fared well—a benefit of the global boom in commodities prices.

A long-term focus is key during hard times

The past several months have been difficult for investors, as they watched the turmoil in the U.S. markets continue. At times like this, it helps to remember that when you adopt a long-term perspective and maintain a diversified portfolio, the market’s month-to-month ups and downs don’t seem as threatening.

In practice, this means building a portfolio that includes stocks, bonds, and short-term reserves, one that can provide some protection against market volatility while allowing you to participate in the long-term potential for growth in each asset class. The Mid-Cap Index Portfolio, with its broad exposure to the U.S. mid-cap stock market, can play a key role in such a well-balanced portfolio.

Total Returns
Six Months Ended
June 30, 2008
Mid-Cap Index Portfolio	–7.9%
MSCI® US Mid Cap 450 Index	–7.8
Average Mid-Cap Core Fund[1]	–6.5

Annualized Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Average
		Mid-Cap
	Portfolio	Core Fund
Mid-Cap Index Portfolio	0.24%	1.33%

1 Derived from data provided by Lipper Inc.

2 Portfolio expense ratio reflects the six months ended June 30, 2008. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

1

Vanguard Mid-Cap Index Portfolio

Portfolio Profile

As of June 30, 2008

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	450	449	4,746
Median Market Cap	$6.2B	$6.2B	$32.3B
Price/Earnings Ratio	18.8x	18.8x	17.0x
Price/Book Ratio	2.4x	2.4x	2.4x
Yield[3]	1.4%	1.5%	2.1%
Return on Equity	17.8%	17.8%	19.7%
Earnings Growth Rate	21.9%	21.8%	19.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	33%	—	—
Expense Ratio[4]	0.24%	—	—
Short-Term Reserves	0.1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.91
Beta	1.00	1.10

Sector Diversification (% of equity exposure)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Consumer
Discretionary	12.0%	12.0%	8.7%
Consumer Staples	4.6	4.6	9.2
Energy	15.9	15.8	15.6
Financials	14.4	14.5	15.2
Health Care	8.8	8.8	11.7
Industrials	15.2	15.2	11.5
Information Technology	13.1	13.1	16.5
Materials	6.4	6.4	4.4
Telecommunication
Services	2.5	2.5	3.0
Utilities	7.1	7.1	4.2

Investment Focus

Ten Largest Holdings[5] (% of total net assets)

CONSOL Energy, Inc.	coal and
	consumable fuels	0.9%
Murphy Oil Corp.	integrated oil
	and gas	0.8
Noble Corp.	oil and gas
	drilling	0.8
Noble Energy, Inc.	oil and gas
	exploration and
	production	0.8
Smith International, Inc.	oil and gas
	equipment
	and services	0.8
Fluor Corp.	construction and
	engineering	0.8
Southwestern Energy Co.	oil and gas
	exploration and
	production	0.7
El Paso Corp.	oil and gas
	storage and
	transportation	0.7
Ultra Petroleum Corp.	oil and gas
	exploration and
	production	0.7
McDermott	industrial
International, Inc.	conglomerates	0.6
Top Ten		7.6%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

1 MSCI US Mid Cap 450 Index.

2 Dow Jones Wilshire 5000 Index.

3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.

4 Annualized.

5 The holdings listed exclude any temporary cash investments and equity index products.

2

Vanguard Mid-Cap Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): February 9, 1999–June 30, 2008

Average Annual Total Returns: Periods Ended June 30, 2008
				Since
	Inception Date	One Year	Five Years	Inception
Mid-Cap Index Portfolio	2/9/1999	–11.85%	12.99%	10.53%

1	Six months ended June 30, 2008.

2 S&P MidCap 400 Index until May 16, 2003; MSCI US Mid Cap 450 Index thereafter.

Note: See Financial Highlights table for dividend and capital gains information.

3

Vanguard Mid-Cap Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2008

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)[1]
Consumer Discretionary (12.0%)
	H & R Block, Inc.	112,985	2,418
	Genuine Parts Co.	58,358	2,316
*	Apollo Group, Inc. Class A	49,342	2,184
	VF Corp.	30,528	2,173
	Mattel, Inc.	125,837	2,154
*	GameStop Corp. Class A	53,182	2,149
*	Discovery Holding Co.
	Class A	93,523	2,054
	Tiffany & Co.	47,143	1,921
	Abercrombie & Fitch Co.	29,976	1,879
*	AutoZone Inc.	15,384	1,862
	Limited Brands, Inc.	110,479	1,862
	Tim Hortons, Inc.	64,648	1,855
*	Cablevision Systems
	NY Group Class A	80,263	1,814
	BorgWarner, Inc.	40,473	1,796
	Wynn Resorts Ltd.	21,677	1,763
	Nordstrom, Inc.	57,637	1,746
	Ross Stores, Inc.	47,130	1,674
	Sherwin-Williams Co.	36,316	1,668
	Whirlpool Corp.	26,407	1,630
	Newell Rubbermaid, Inc.	97,047	1,629
	Hasbro, Inc.	44,629	1,594
	Darden Restaurants Inc.	47,337	1,512
*	Priceline.com, Inc.	12,734	1,470
	Eastman Kodak Co.	100,229	1,446
*	The Goodyear Tire &
	Rubber Co.	79,341	1,415
*	Interpublic Group
	of Cos., Inc.	163,892	1,409
	Virgin Media Inc.	96,769	1,317
*^	Mohawk Industries, Inc.	20,248	1,298
	Polo Ralph Lauren Corp.	20,400	1,281
	E.W. Scripps Co. Class A	30,739	1,277
	Advance Auto Parts, Inc.	32,846	1,275
*	IAC/InterActiveCorp	65,830	1,269
	Washington Post Co. Class B	2,146	1,259
*	Urban Outfitters, Inc.	40,381	1,259
*	Expedia, Inc.	67,834	1,247
	Black & Decker Corp.	21,258	1,223
	Autoliv, Inc.	25,654	1,196
*	ITT Educational Services, Inc.	13,800	1,140
	Wyndham Worldwide Corp.	61,924	1,109
	The Stanley Works	24,542	1,100
	Royal Caribbean Cruises, Ltd.	48,288	1,085
*^	CarMax, Inc.	76,012	1,079
	D. R. Horton, Inc.	98,800	1,072
*	Dollar Tree, Inc.	32,092	1,049
*	Office Depot, Inc.	95,022	1,040
	Leggett & Platt, Inc.	58,368	979

			Market
			Value•
		Shares	($000)
	WABCO Holdings Inc.	21,038	977
*	Lamar Advertising Co.
	Class A	25,966	936
	Family Dollar Stores, Inc.	46,283	923
	American Eagle
	Outfitters, Inc.	67,075	914
	PetSmart, Inc.	44,845	895
*^	Sirius Satellite Radio, Inc.	460,239	884
	Burger King Holdings Inc.	32,875	881
*	Toll Brothers, Inc.	46,938	879
*	O’Reilly Automotive, Inc.	38,241	855
*	Penn National Gaming, Inc.	25,762	828
	Harman International
	Industries, Inc.	19,946	826
	Wendy’s International, Inc.	30,302	825
*	XM Satellite Radio
	Holdings, Inc.	104,806	822
	Guess ?, Inc.	19,688	737
	Pulte Homes, Inc.	75,824	730
	^New York Times Co.
	Class A	47,124	725
*	NVR, Inc.	1,376	688
	Foot Locker, Inc.	53,507	666
	Brinker International, Inc.	35,070	663
	Williams-Sonoma, Inc.	31,435	624
	Centex Corp.	42,421	567
	RadioShack Corp.	43,246	531
	Lennar Corp. Class A	40,172	496
	Liz Claiborne, Inc.	34,715	491
*	AutoNation, Inc.	46,816	469
	KB Home	26,418	447
	Weight Watchers
	International, Inc.	12,363	440
*	CTC Media, Inc.	15,988	394
*	Clear Channel Outdoor
	Holdings, Inc. Class A	14,019	250
	Boyd Gaming Corp.	19,662	247
	Lennar Corp. Class B	4,820	54
			91,611
Consumer Staples (4.6%)
	Bunge Ltd.	42,109	4,535
	UST, Inc.	52,004	2,840
	The Clorox Co.	48,325	2,523
	Molson Coors Brewing Co.
	Class B	42,629	2,316
	SuperValu Inc.	73,519	2,271
*	Dr. Pepper Snapple
	Group, Inc.	87,928	1,845
	Coca-Cola Enterprises, Inc.	101,634	1,758
	The Estee Lauder Cos. Inc.
	Class A	35,745	1,660
	Brown-Forman Corp. Class B	19,824	1,498

			Market
			Value•
		Shares	($000)
	McCormick & Co., Inc.	40,016	1,427
	Tyson Foods, Inc.	94,338	1,409
	The Pepsi Bottling Group, Inc.	50,050	1,397
*	Energizer Holdings, Inc.	19,061	1,393
*	Constellation Brands, Inc.
	Class A	66,732	1,325
	Church & Dwight, Inc.	23,141	1,304
	Whole Foods Market, Inc.	48,538	1,150
*	Dean Foods Co.	52,702	1,034
	Hormel Foods Corp.	25,963	899
*	Smithfield Foods, Inc.	42,021	835
*	Hansen Natural Corp.	25,721	741
	PepsiAmericas, Inc.	22,340	442
*	Bare Escentuals, Inc.	19,121	358
			34,960
Energy (15.8%)
	CONSOL Energy, Inc.	63,578	7,144
	Murphy Oil Corp.	62,552	6,133
	Noble Corp.	93,378	6,066
	Noble Energy, Inc.	59,855	6,019
	Smith International, Inc.	69,788	5,802
*	Southwestern Energy Co.	118,678	5,650
	El Paso Corp.	243,866	5,302
*	Ultra Petroleum Corp.	53,099	5,214
*	Nabors Industries, Inc.	98,601	4,854
*	Cameron International Corp.	76,202	4,218
	ENSCO International, Inc.	50,122	4,047
	Arch Coal, Inc.	49,763	3,734
*	Petrohawk Energy Corp.	75,825	3,511
*	FMC Technologies Inc.	45,295	3,485
	Range Resources Corp.	52,167	3,419
	BJ Services Co.	102,017	3,258
	Pioneer Natural Resources Co.	41,518	3,250
*	Denbury Resources, Inc.	84,929	3,100
*	Newfield Exploration Co.	45,506	2,969
*	Plains Exploration &
	Production Co.	39,235	2,863
*	Pride International, Inc.	58,053	2,745
	Helmerich & Payne, Inc.	36,075	2,598
	Massey Energy Co.	27,703	2,597
	Cabot Oil & Gas Corp.	34,047	2,306
*	Forest Oil Corp.	29,100	2,168
	Cimarex Energy Co.	28,694	1,999
	Patterson-UTI Energy, Inc.	53,537	1,929
	Rowan Cos., Inc.	38,741	1,811
	Sunoco, Inc.	40,857	1,662
*	SandRidge Energy, Inc.	24,708	1,596
*	Exterran Holdings, Inc.	21,714	1,552
*	Quicksilver Resources, Inc.	35,855	1,385
*	Kinder Morgan
	Management, LLC	23,136	1,246
*	Continental Resources, Inc.	17,550	1,217

4

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
	Tesoro Corp.	47,676	943
*	IHS Inc. Class A	12,684	883
	Frontier Oil Corp.	36,173	865
*	CNX Gas Corp.	10,539	443
			119,983
Financials (14.4%)
	Leucadia National Corp.	61,906	2,906
	Annaly Mortgage
	Management Inc. REIT	184,156	2,856
	Kimco Realty Corp. REIT	79,116	2,731
	Hudson City Bancorp, Inc.	162,371	2,708
	Nymex Holdings Inc.	30,675	2,591
	HCP, Inc. REIT	81,464	2,591
	Plum Creek Timber Co. Inc.
	REIT	59,887	2,558
	Unum Group	120,834	2,471
	Avalonbay Communities, Inc.
	REIT	26,956	2,403
	Host Hotels & Resorts Inc.
	REIT	173,207	2,364
	Assurant, Inc.	34,867	2,300
*	IntercontinentalExchange Inc.	19,535	2,227
	Safeco Corp.	31,235	2,098
	Ventas, Inc. REIT	48,053	2,046
	Torchmark Corp.	32,033	1,879
	People’s United Financial Inc.	119,800	1,869
	New York Community
	Bancorp, Inc.	101,313	1,807
	Everest Re Group, Ltd.	21,913	1,747
	AMB Property Corp. REIT	34,477	1,737
	SL Green Realty Corp. REIT	20,494	1,695
	Willis Group Holdings Ltd.	49,871	1,564
	The Macerich Co. REIT	25,142	1,562
	American Capital
	Strategies, Ltd.	65,225	1,550
	Eaton Vance Corp.	38,234	1,520
	Janus Capital Group Inc.	57,104	1,512
*	TD Ameritrade Holding Corp.	82,715	1,496
	Axis Capital Holdings Ltd.	49,968	1,490
	Developers Diversified
	Realty Corp. REIT	41,593	1,444
	Regency Centers Corp. REIT	24,230	1,432
	Federal Realty Investment
	Trust REIT	20,484	1,413
	Cincinnati Financial Corp.	54,867	1,394
	Sovereign Bancorp, Inc.	188,639	1,388
	W.R. Berkley Corp.	56,440	1,364
	Comerica, Inc.	52,399	1,343
	PartnerRe Ltd.	19,378	1,340
	Health Care Inc. REIT	29,814	1,327
	Marshall & Ilsley Corp.	83,779	1,284
*	Nasdaq Stock Market Inc.	48,233	1,281
	XL Capital Ltd. Class A	61,824	1,271
*	CB Richard Ellis Group, Inc.	63,312	1,216

	White Mountains
	Insurance Group Inc.	2,828	1,213
*	Markel Corp.	3,286	1,206
	Duke Realty Corp. REIT	50,887	1,142
	Apartment Investment &
	Management Co.
	Class A REIT	33,268	1,133
	Zions Bancorp	35,508	1,118
	SEI Investments Co.	47,373	1,114
^	The St. Joe Co.	31,975	1,097
	Federated Investors, Inc.	31,806	1,095
*	Arch Capital Group Ltd.	15,937	1,057
	Liberty Property Trust REIT	31,881	1,057
	UDR, Inc. REIT	46,718	1,046
	National City Corp.	209,660	1,000
	RenaissanceRe Holdings Ltd.	21,694	969
	Old Republic
	International Corp.	76,249	903
	Fidelity National
	Financial, Inc. Class A	71,375	899
	Raymond James
	Financial, Inc.	33,788	892
	Protective Life Corp.	23,275	886
	Allied Capital Corp.	62,236	864
	Synovus Financial Corp.	97,759	853
	HCC Insurance Holdings, Inc.	40,048	847
	Commerce Bancshares, Inc.	21,181	840
	Camden Property Trust REIT	18,450	817
	Associated Banc-Corp.	42,167	813
	Hospitality Properties Trust
	REIT	32,533	796
	Weingarten Realty Investors
	REIT	26,139	793
	Nationwide Financial
	Services, Inc.	16,384	787
	Brown & Brown, Inc.	41,450	721
	First American Corp.	27,162	717
	CapitalSource Inc. REIT	64,700	717
	Huntington Bancshares Inc.	121,388	700
	Forest City Enterprise
	Class A	21,700	699
	American Financial
	Group, Inc.	25,778	690
	UnionBanCal Corp.	16,799	679
	CIT Group Inc.	98,477	671
	iStar Financial Inc. REIT	46,458	614
^	Popular, Inc.	92,122	607
	City National Corp.	14,248	599
	Transatlantic Holdings, Inc.	9,188	519
	First Horizon National Corp.	65,046	483
	TCF Financial Corp.	39,461	475
	Reinsurance Group
	of America, Inc.	10,877	473
	TFS Financial Corp.	40,491	469
	BOK Financial Corp.	8,167	437
	Countrywide Financial Corp.	73,260	311

^	MBIA, Inc.	66,511	292
	Student Loan Corp.	1,388	136
			110,021
Health Care (8.8%)
*	Intuitive Surgical, Inc.	13,392	3,608
	C.R. Bard, Inc.	34,902	3,070
	Quest Diagnostics, Inc.	57,364	2,780
*	Laboratory Corp. of
	America Holdings	38,476	2,679
*	Humana Inc.	59,140	2,352
*	Varian Medical Systems, Inc.	43,718	2,267
	AmerisourceBergen Corp.	56,498	2,259
*	Waters Corp.	34,976	2,256
*	Hospira, Inc.	54,819	2,199
*	DaVita, Inc.	37,217	1,977
	Applera Corp.–Applied
	Biosystems Group	58,219	1,949
*	Hologic, Inc.	88,860	1,937
*	Covance, Inc.	22,210	1,911
	DENTSPLY International Inc.	49,900	1,836
*	Illumina, Inc.	19,377	1,688
*	Coventry Health Care Inc.	53,852	1,638
*	Vertex Pharmaceuticals, Inc.	48,277	1,616
*	Barr Pharmaceuticals Inc.	35,647	1,607
*	Henry Schein, Inc.	31,142	1,606
	Pharmaceutical Product
	Development, Inc.	37,331	1,602
*	Cephalon, Inc.	23,590	1,573
*	Charles River
	Laboratories, Inc.	23,726	1,517
	IMS Health, Inc.	63,772	1,486
	Beckman Coulter, Inc.	21,817	1,473
*	Millipore Corp.	18,983	1,288
*	Patterson Cos.	43,788	1,287
	Mylan Inc.	105,862	1,278
*	Invitrogen Corp.	32,528	1,277
*	Amylin Pharmaceuticals, Inc.	47,079	1,195
*	Endo Pharmaceuticals
	Holdings, Inc.	46,780	1,132
	Omnicare, Inc.	42,441	1,113
*	Community Health
	Systems, Inc.	33,259	1,097
*	Cerner Corp.	23,809	1,076
*	Health Net Inc.	38,488	926
*	King Pharmaceuticals, Inc.	85,175	892
	Perrigo Co.	27,428	871
*	ImClone Systems, Inc.	21,097	854
*	Sepracor Inc.	38,967	776
*	Kinetic Concepts, Inc.	18,851	752
*	Lincare Holdings, Inc.	25,539	725
*	Warner Chilcott Ltd.	34,758	589
*	WellCare Health Plans Inc.	14,559	526
	Brookdale Senior Living Inc.	12,492	254
			66,794
Industrials (15.2%)
	Fluor Corp.	30,777	5,727
*	McDermott
	International, Inc.	78,586	4,864

	Cummins Inc.	66,794	4,376
	Parker Hannifin Corp.	58,658	4,184
	L-3 Communications
	Holdings, Inc.	42,608	3,872
	ITT Industries, Inc.	60,119	3,807
*	Foster Wheeler Ltd.	50,128	3,667
*	Jacobs Engineering
	Group Inc.	42,236	3,408
	C.H. Robinson
	Worldwide Inc.	59,017	3,237
	Dover Corp.	66,733	3,228
	Expeditors International
	of Washington, Inc.	74,228	3,192
	Joy Global Inc.	37,743	2,862
	Flowserve Corp.	19,990	2,733
	Rockwell Collins, Inc.	56,614	2,715
	Pitney Bowes, Inc.	75,555	2,576
	Cooper Industries, Inc.
	Class A	61,319	2,422
	SPX Corp.	18,286	2,409
	R.R. Donnelley & Sons Co.	74,851	2,222
	Rockwell Automation, Inc.	49,042	2,145
	Goodrich Corp.	43,649	2,072
	KBR Inc.	59,041	2,061
	Roper Industries Inc.	30,863	2,033
*	Quanta Services, Inc.	59,187	1,969
	W.W. Grainger, Inc.	23,407	1,915

5

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
	Bucyrus International, Inc.	26,052	1,902
	Fastenal Co.	44,049	1,901
	Republic Services, Inc.
	Class A	63,822	1,896
*	Terex Corp.	35,379	1,817
*	Shaw Group, Inc.	29,009	1,792
	Ametek, Inc.	37,293	1,761
	The Dun & Bradstreet Corp.	19,721	1,728
	Pall Corp.	42,635	1,692
*	AGCO Corp.	31,878	1,671
	Manpower Inc.	27,755	1,616
	Harsco Corp.	29,322	1,595
*	Stericycle, Inc.	30,440	1,574
	Equifax, Inc.	45,063	1,515
	The Manitowoc Co., Inc.	45,161	1,469
*	Allied Waste Industries, Inc.	116,106	1,465
	Avery Dennison Corp.	33,342	1,465
	Ryder System, Inc.	20,179	1,390
	Cintas Corp.	48,135	1,276
	Robert Half International, Inc.	52,450	1,257
	Pentair, Inc.	32,848	1,150
*	ChoicePoint Inc.	23,693	1,142
*	Covanta Holding Corp.	42,778	1,142
*	Copart, Inc.	26,351	1,128
	J.B. Hunt Transport
	Services, Inc.	28,187	938
*^	SunPower Corp. Class A	12,979	934
*	Monster Worldwide Inc.	39,765	820
*	USG Corp.	25,900	766
*	Spirit Aerosystems
	Holdings Inc.	35,576	682
*	Owens Corning Inc.	27,391	623
*	Delta Air Lines Inc.	101,757	580
	Oshkosh Truck Corp.	25,706	532
*	Hertz Global Holdings Inc.	50,300	483
*	AMR Corp.	86,871	445
	UAL Corp.	39,920	208
			116,051
Information Technology (13.1%)
*	Activision, Inc.	102,343	3,487
*	Cognizant Technology
	Solutions Corp.	101,092	3,287
*	Marvell Technology
	Group Ltd.	175,449	3,098
*	VeriSign, Inc.	77,651	2,935
	Amphenol Corp.	61,729	2,770
*	Flextronics International Ltd.	290,504	2,731
*	Autodesk, Inc.	80,295	2,715
*	Western Digital Corp.	77,327	2,670
*	NAVTEQ Corp.	34,310	2,642
*	Fiserv, Inc.	57,180	2,594
*	Computer Sciences Corp.	55,213	2,586
	KLA-Tencor Corp.	62,578	2,548

	Xilinx, Inc.	99,686	2,517
	Linear Technology Corp.	76,980	2,507
	Fidelity National Information
	Services, Inc.	67,478	2,491
*	BMC Software, Inc.	66,810	2,405
*	salesforce.com, inc.	35,203	2,402
	Harris Corp.	47,468	2,397
	Altera Corp.	106,831	2,211
*	Akamai Technologies, Inc.	57,793	2,011
	Microchip Technology, Inc.	65,639	2,005
*	McAfee Inc.	56,383	1,919
*	Citrix Systems, Inc.	64,460	1,896
*	FLIR Systems, Inc.	45,373	1,841
	National Semiconductor Corp.	88,598	1,820
*	Iron Mountain, Inc.	66,157	1,756
*	Affiliated Computer
	Services, Inc. Class A	31,072	1,662
*	Micron Technology, Inc.	264,215	1,585
*	LAM Research Corp.	43,380	1,568
*	NCR Corp.	61,719	1,555
*	Alliance Data Systems Corp.	27,493	1,555
*	LSI Corp.	245,271	1,506
*	Trimble Navigation Ltd.	42,133	1,504
*	SanDisk Corp.	77,973	1,458
*	Teradata Corp.	62,989	1,458
*	Avnet, Inc.	52,278	1,426
*	Red Hat, Inc.	67,622	1,399
*	Cypress Semiconductor Corp.	55,325	1,369
*	Arrow Electronics, Inc.	42,810	1,315
	Total System Services, Inc.	58,628	1,303
*	Hewitt Associates, Inc.	32,286	1,238
*	Advanced Micro
	Devices, Inc.	210,437	1,227
*	Synopsys, Inc.	50,041	1,197
*	Lexmark International, Inc.	33,078	1,106
	Intersil Corp.	44,146	1,074
	Jabil Circuit, Inc.	61,690	1,012
*	Cadence Design Systems, Inc.	96,878	978
*	Ingram Micro, Inc. Class A	54,788	973
*	DST Systems, Inc.	16,799	925
*	Nuance Communications, Inc.	58,352	914
*	JDS Uniphase Corp.	74,788	850
	Molex, Inc.	33,238	811
*	Novellus Systems, Inc.	35,357	749
*	Dolby Laboratories Inc.	17,440	703
*	Tellabs, Inc.	136,081	633
	Molex, Inc. Class A	16,068	368
			99,662
Materials (6.4%)
	Cleveland-Cliffs Inc.	31,489	3,753
	CF Industries Holdings, Inc.	18,603	2,843
	AK Steel Holding Corp.	38,905	2,684
	Sigma-Aldrich Corp.	44,972	2,422
	Celanese Corp. Series A	52,577	2,401
*	Owens-Illinois, Inc.	54,488	2,272
	Vulcan Materials Co.	37,603	2,248

	Steel Dynamics, Inc.	55,712	2,177
	FMC Corp.	24,863	1,925
	Eastman Chemical Co.	27,784	1,913
	Allegheny Technologies Inc.	31,589	1,873
	Reliance Steel &
	Aluminum Co.	23,501	1,812
	Terra Industries, Inc.	31,538	1,556
	Ball Corp.	32,208	1,538
	Commercial Metals Co.	40,522	1,528
	Airgas, Inc.	25,849	1,509
	^Martin Marietta
	Materials, Inc.	14,424	1,494
*	Crown Holdings, Inc.	55,765	1,449
	MeadWestvaco Corp.	60,429	1,441
	Lubrizol Corp.	23,767	1,101
	Sealed Air Corp.	56,309	1,070
	Sonoco Products Co.	34,557	1,070
	Albemarle Corp.	26,717	1,066
	International Flavors &
	Fragrances, Inc.	25,450	994
*	Domtar Corp.	179,791	980

			Market
			Value•
		Shares	($000)
*	Pactiv Corp.	45,481	966
	Ashland, Inc.	19,812	955
	Bemis Co., Inc.	35,106	787
	Huntsman Corp.	56,740	647
	Titanium Metals Corp.	41,451	580
			49,054
Telecommunication Services (2.5%)
*	Crown Castle
	International Corp.	93,129	3,607
*	NII Holdings Inc.	59,223	2,813
	Embarq Corp.	53,181	2,514
	Windstream Corp.	165,782	2,046
*	Level 3 Communications, Inc.	533,919	1,575
	CenturyTel, Inc.	36,543	1,301
	Citizens Communications Co.	114,018	1,293
*	Metropcs
	Communications Inc.	72,430	1,283
	Telephone & Data
	Systems, Inc.	22,731	1,075
*	Leap Wireless
	International, Inc.	18,972	819
	Telephone & Data
	Systems, Inc.–Special
	Common Shares	14,085	621
*	U.S. Cellular Corp.	6,678	378
			19,325
Utilities (7.1%)
	Questar Corp.	60,173	4,275
*	NRG Energy, Inc.	78,123	3,351
	Xcel Energy, Inc.	149,167	2,994
	Equitable Resources, Inc.	42,862	2,960
	Allegheny Energy, Inc.	58,201	2,916

*	Mirant Corp.	74,412	2,913
*	Reliant Energy, Inc.	120,276	2,558
	DTE Energy Co.	56,373	2,392
	MDU Resources Group, Inc.	60,312	2,102
	Energen Corp.	23,739	1,852
	Wisconsin Energy Corp.	40,658	1,839
	CenterPoint Energy Inc.	108,069	1,735
	Pepco Holdings, Inc.	67,440	1,730
	NiSource, Inc.	95,346	1,709
	ONEOK, Inc.	34,343	1,677
	TECO Energy, Inc.	73,213	1,573
	National Fuel Gas Co.	26,171	1,557
*	Dynegy, Inc.	173,874	1,487
	SCANA Corp.	38,538	1,426
	Northeast Utilities	53,939	1,377
	Energy East Corp.	55,022	1,360
	Integrys Energy Group, Inc.	26,635	1,354
	Alliant Energy Corp.	38,474	1,318
	NSTAR	37,148	1,256
	CMS Energy Corp.	78,394	1,168
	Pinnacle West Capital Corp.	34,942	1,075
	DPL Inc.	39,629	1,045
	Sierra Pacific Resources	81,492	1,036
			54,035
Total Common Stocks
(Cost $773,035)			761,496

6

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (0.9%)[1]
Money Market Fund (0.8%)
2	Vanguard Market Liquidity
	Fund, 2.405%—Note E	4,589,000	4,589
2	Vanguard Market Liquidity
	Fund, 2.405%	2,011,671	2,012
			6,601
		Face
		Amount
		($000)
U.S. Agency Obligation (0.1%)
3	Federal Home Loan
	Mortgage Corp.
4	2.105%, 8/25/08	500	498
Total Temporary Cash Investments
(Cost $7,099)			7,099
Total Investments (100.8%)
(Cost $780,134)			768,595
Other Assets and Liabilities (–0.8%)
Other Assets—Note B			1,853
Liabilities—Note E			(8,005)
			(6,152)
Net Assets (100%)
Applicable to 52,217,238 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)			762,443
Net Asset Value Per Share			$14.60

At June 30, 2008, net assets consisted of:[5]
	Amount	Per
	($000)	Share
Paid-in Capital	751,630	$14.39
Undistributed Net
Investment Income	2,208.04
Accumulated Net
Realized Gains	20,252.39
Unrealized Depreciation
Investment Securities	(11,539)	(.22)
Futures Contracts	(108)	—
Net Assets	762,443	$14.60

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note E in Notes to Financial Statements.
1

The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.1% and 0.7%, respectively, of net assets. See Note C in Notes to Financial Statements.

2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.
4	Securities with a value of $498,000 have been segregated as initial margin for open futures contracts.
5	See Note C in Notes to Financial Statements for the tax-basis components of net assets.

REIT—Real Estate Investment Trust.

7

Vanguard Mid-Cap Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2008
($000)
Investment Income
Income
Dividends	3,991
Interest[1]	28
Security Lending	221
Total Income	4,240
Expenses
The Vanguard Group—Note B
Investment Advisory Services	29
Management and Administrative	735
Marketing and Distribution	92
Custodian Fees	44
Shareholders’ Reports	16
Trustees’ Fees and Expenses	1
Total Expenses	917
Net Investment Income	3,323
Realized Net Gain (Loss)
Investment Securities Sold	20,473
Futures Contracts	81
Realized Net Gain (Loss)	20,554
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(90,337)
Futures Contracts	(129)
Change in Unrealized Appreciation
(Depreciation)	(90,466)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(66,589)

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,323	10,757
Realized Net Gain (Loss)	20,554	96,089
Change in Unrealized Appreciation (Depreciation)	(90,466)	(58,534)
Net Increase (Decrease) in Net Assets Resulting from Operations	(66,589)	48,312
Distributions
Net Investment Income	(10,944)	(10,474)
Realized Capital Gain[2]	(96,312)	(88,224)
Total Distributions	(107,256)	(98,698)
Capital Share Transactions—Note F
Issued	64,595	153,054
Issued in Lieu of Cash Distributions	107,256	98,698
Redeemed	(76,210)	(158,170)
Net Increase (Decrease) from Capital Share Transactions	95,641	93,582
Total Increase (Decrease)	(78,204)	43,196
Net Assets
Beginning of Period	840,647	797,451
End of Period[3]	762,443	840,647

1	Interest income from an affiliated company of the portfolio was $22,000.
2	Includes fiscal 2008 and 2007 short-term gain distributions totaling $10,069,000 and $7,453,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3	Net Assets—End of Period includes undistributed net investment income of $2,208,000 and $9,829,000.

8

Vanguard Mid-Cap Index Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2008	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$18.58	$19.85	$18.35	$16.27	$13.64	$10.60
Investment Operations
Net Investment Income	.07	.24	.25	.21	.16	.13
Net Realized and Unrealized Gain (Loss)
on Investments	(1.60)	.94	2.22	2.04	2.59	3.33
Total from Investment Operations	(1.53)	1.18	2.47	2.25	2.75	3.46
Distributions
Dividends from Net Investment Income	(.25)	(.26)	(.20)	(.17)	(.12)	(.10)
Distributions from Realized Capital Gains	(2.20)	(2.19)	(.77)	—	—	(.32)
Total Distributions	(2.45)	(2.45)	(.97)	(.17)	(.12)	(.42)
Net Asset Value, End of Period	$14.60	$18.58	$19.85	$18.35	$16.27	$13.64

Total Return	–7.86%	6.14%	13.75%	13.97%	20.32%	34.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$762	$841	$797	$677	$524	$394
Ratio of Total Expenses to
Average Net Assets	0.24%*	0.24%	0.24%	0.24%	0.24%	0.29%
Ratio of Net Investment Income to
Average Net Assets	1.02%*	1.25%	1.39%	1.30%	1.24%	1.17%
Portfolio Turnover Rate	33%*	35%	35%	21%	21%	78%[1]

1	Includes activity related to a change in the portfolio’s target index.
*	Annualized.

Notes to Financial Statements

Vanguard Variable Insurance Fund Mid-Cap Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

9

Vanguard Mid-Cap Index Portfolio

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2007) and for the period ended June 30, 2008, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2008, the portfolio had contributed capital of $67,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.07% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2008, the cost of investment securities for tax purposes was $780,134,000. Net unrealized depreciation of investment securities for tax purposes was $11,539,000, consisting of unrealized gains of $117,834,000 on securities that had risen in value since their purchase and $129,373,000 in unrealized losses on securities that had fallen in value since their purchase.

10

Vanguard Mid-Cap Index Portfolio

At June 30, 2008, the aggregate settlement value of open futures contracts expiring in September 2008 and the related unrealized appreciation (depreciation) were:

($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
S&P MidCap 400 Index	4	1,642	(108)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the six months ended June 30, 2008, the portfolio purchased $127,411,000 of investment securities and sold $132,972,000 of investment securities other than temporary cash investments.

E. The market value of securities on loan to broker-dealers at June 30, 2008, was $4,008,000, for which the portfolio received cash collateral of $4,589,000.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2008	December 31, 2007
	Shares	Shares
	(000)	(000)
Issued	4,137	7,920
Issued in Lieu of Cash Distributions	7,553	5,396
Redeemed	(4,723)	(8,245)
Net Increase (Decrease) in Shares Outstanding	6,967	5,071

G. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the portfolio’s current fiscal period.

The various inputs that may be used to determine the value of the portfolio’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of June 30, 2008, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	768,097	(108)
Level 2—Other significant observable inputs	498	—
Level 3—Significant unobservable inputs	—	—
Total	768,595	(108)

11

Vanguard Mid-Cap Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Index Portfolio	12/31/2007	6/30/2008	Period[1]
Based on Actual Portfolio Return	$1,000.00	$921.37	$1.15
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.67	1.21

1

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.24%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

12

Vanguard Mid-Cap Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Mid-Cap Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. Mr. Sauter has led the Quantitative Equity Group since 1987. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of its target benchmark and peer group. The board concluded that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory expense ratio was also well below its peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

13

Vanguard® Money Market Portfolio

The Money Market Portfolio returned 1.6% in the first six months of 2008. The portfolio’s return exceeded both the return of its benchmark—the Citigroup 3-Month Treasury Bill Index—and the average return of money market mutual funds.

The table below presents the six-month results for the portfolio and its comparative standards. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

As of June 30, the annualized yield of the Money Market Portfolio stood at 2.25%, which is 2.47 percentage points below its yield at the start of the year. As is expected, although not guaranteed, the portfolio maintained a net asset value of $1 per share.

The portfolio’s low cost kept its returns competitive

The portfolio’s yield declined over the six months, as the Federal Reserve Board slashed its target for the federal funds rate four times, to 2.00%, in hopes of stimulating a weak economy and stabilizing volatile financial markets. Early in the period, the portfolio extended its average weighted maturity to take advantage of the slightly higher rates from longer-term securities. As the Fed paused in its rate-cutting campaign, the fund slightly reduced its average weighted maturity.

The Money Market Portfolio’s customary emphasis on high-quality securities, and its low operating costs, proved the right approach to a market still entangled with the subprime mortgage crisis. Instead of taking on more risk in pursuit of marginally higher yields, the fund maintained the high-quality focus appropriate to a liquid, short-term savings vehicle. The portfolio’s low costs allowed it to pursue this prudent course, while also delivering returns superior to its peer group’s average return.

Money market funds offer security and liquidity

Despite the declining yields of money market funds during the past six months, they continue to provide a secure, efficient, and accessible way for investors to save. Although a money market fund’s role in a long-term investment portfolio is typically limited, Vanguard’s skilled advisors and the portfolio’s extremely low costs make the Money Market Portfolio an excellent vehicle to help address short-term liquidity needs.

Total Returns
Six Months Ended
June 30, 2008
Money Market Portfolio (7-Day SEC Yield: 2.25%)	1.6%
Citigroup 3-Month Treasury Bill Index	1.1
Average Money Market Fund[1]	1.3

Annualized Expense Ratios[2]
Your Portfolio Compared With Its Peer Group

		Average Money
	Portfolio	Market Fund
Money Market Portfolio	0.15%	0.90%

1  Derived from data provided by Lipper Inc.

2  Portfolio expense ratio reflects the six months ended June 30, 2008. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

1

Vanguard Money Market Portfolio

Portfolio Profile

As of June 30, 2008

Financial Attributes

Yield[1]	2.3%
Average Weighted Maturity	53 days
Average Quality[2]	Aaa
Expense Ratio[3]	0.15%

Sector Diversification[4] (% of portfolio)

Banker’s Acceptances	2.4%
Finance
Commercial Paper	16.0
Certificates of Deposit	26.7
Treasury/Agency	50.5
Other	4.4

Distribution by Credit Quality[2] (% of portfolio)

Aaa	58.1%
Aa	40.5
A	1.4

7-Day SEC Yield. A money market portfolio’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission.

1  7-day SEC yield.

2  Source: Moody’s Investors Service.

3  Annualized.

4  The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

2

Vanguard Money Market Portfolio

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions. An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio. The portfolio’s 7-day SEC annualized yield as of June 30, 2008, was 2.25%. This annualized yield reflects the current earnings of the portfolio more closely than do the average annual returns. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 1997–June 30, 2008

Average Annual Total Returns: Periods Ended June 30, 2008

	Inception Date	One Year	Five Years	Ten Years
Money Market Portfolio	5/2/1991	4.20%	3.34%	3.76%

1  Six months ended June 30, 2008.

2  Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend information.

3

Vanguard Money Market Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2008

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (52.1%)
[2,3]	Federal Farm Credit Bank	2.588%	10/6/08	1,000	1,000
2	Federal Home Loan Bank	2.110%	7/8/08	3,000	2,999
2	Federal Home Loan Bank	2.090%	7/11/08	8,000	7,995
2	Federal Home Loan Bank	2.081%	7/23/08	30,000	29,962
[2,3]	Federal Home Loan Bank	2.664%	9/17/08	20,000	19,999
[2,3]	Federal Home Loan Bank	2.659%	9/19/08	15,000	14,999
[2,3]	Federal Home Loan Bank	2.651%	9/22/08	7,000	7,000
[2,3]	Federal Home Loan Bank	2.760%	10/24/08	5,000	4,999
[2,3]	Federal Home Loan Bank	2.599%	2/18/09	35,000	35,000
[2,3]	Federal Home Loan Bank	2.548%	3/5/09	13,000	13,000
2	Federal Home Loan Bond	2.107%	7/14/08	1,700	1,699
2	Federal Home Loan
	Mortgage Corp.	2.081%	7/14/08	9,000	8,993
[2,3]	Federal Home Loan
	Mortgage Corp.	2.641%	9/30/08	25,000	24,998
[2,3]	Federal Home Loan
	Mortgage Corp.	2.639%	12/26/08	32,000	31,992
2	Federal National Mortgage Assn.	2.058%	7/1/08	25,000	25,000
2	Federal National Mortgage Assn.	4.929%	7/18/08	5,000	4,989
2	Federal National Mortgage Assn.	2.080%	7/23/08	9,705	9,693
2	Federal National Mortgage Assn.	4.943%	7/25/08	5,835	5,817
[2,3]	Federal National Mortgage Assn.	2.558%	1/6/09	50,000	49,987
	U.S. Treasury Bill	2.429%	7/24/08	25,000	24,962
	U.S. Treasury Bill	2.337%	7/31/08	15,000	14,971
	U.S. Treasury Bill	1.266%–
		2.184%	8/7/08	75,000	74,843
	U.S. Treasury Bill	1.739%–
		2.102%	8/14/08	83,000	82,790
	U.S. Treasury Bill	1.864%–
		2.061%	8/21/08	70,000	69,806
	U.S. Treasury Bill	2.092%	8/28/08	100,000	99,667
	U.S. Treasury Bill	1.827%	9/4/08	35,000	34,886
	U.S. Treasury Bill	1.461%	9/11/08	50,000	49,855
	U.S. Treasury Bill	1.877%	9/18/08	25,000	24,898
	U.S. Treasury Bill	1.504%–
		1.511%	10/2/08	45,000	44,826
	U.S. Treasury Bill	1.903%	11/20/08	60,000	59,554
	U.S. Treasury Bill	1.939%	11/28/08	60,000	59,520
	U.S. Treasury Note	4.875%	8/31/08	15,000	15,088

Total U.S. Government and Agency Obligations (Cost $955,787)					955,787
Commercial Paper (16.3%)
Finance—Automobiles (1.2%)
	American Honda Finance Corp.	2.370%	8/18/08	2,000	1,994
	American Honda Finance Corp.	2.443%–
		2.473%	9/8/08	3,750	3,732
	American Honda Finance Corp.	2.444%	9/9/08	2,000	1,990
	American Honda Finance Corp.	2.444%	9/12/08	1,000	995
	Toyota Motor Credit Corp.	2.617%	7/21/08	7,000	6,990
	Toyota Motor Credit Corp.	2.414%	8/25/08	1,800	1,793
	Toyota Motor Credit Corp.	2.466%	9/11/08	5,000	4,976
					22,470
Finance—Other (1.3%)
	General Electric Capital Corp.	2.637%	7/22/08	3,000	2,995
	General Electric Capital Corp.	2.457%	8/1/08	4,751	4,741
	General Electric Capital Corp.	2.430%	8/18/08	7,000	6,977
	General Electric Capital Corp.	2.516%	9/8/08	9,000	8,957
					23,670
Foreign Banks (8.3%)
4	Australia & New Zealand
	Banking Group, Ltd.	2.667%	7/7/08	5,000	4,998
4	Australia & New Zealand
	Banking Group, Ltd.	2.550%	7/9/08	3,000	2,998
4	Australia & New Zealand
	Banking Group, Ltd.	2.647%	9/8/08	5,000	4,975
	Bank of Scotland PLC	3.013%	7/23/08	1,000	998
	Bank of Scotland PLC	2.765%	8/7/08	2,000	1,994
	CBA (Delaware) Finance Inc.	2.531%	7/15/08	2,000	1,998
	CBA (Delaware) Finance Inc.	2.800%	7/30/08	10,000	9,978
	CBA (Delaware) Finance Inc.	2.562%	8/15/08	2,500	2,492
	CBA (Delaware) Finance Inc.	2.719%	9/12/08	3,000	2,984
	CBA (Delaware) Finance Inc.	2.769%	9/15/08	5,000	4,971
4	Danske Corp.	2.677%	7/11/08	5,000	4,996
4	Danske Corp.	2.750%	8/5/08	8,000	7,979
4	Danske Corp.	2.647%	9/8/08	8,000	7,960
4	Danske Corp.	2.729%–
		2.789%	9/15/08	4,600	4,573
4	Danske Corp.	2.790%	9/19/08	3,400	3,379
	Dexia Delaware LLC	2.652%	8/11/08	10,000	9,970
	Dexia Delaware LLC	2.653%	8/13/08	4,600	4,585
	Dexia Delaware LLC	2.660%	9/8/08	5,000	4,975
	HSBC USA Inc.	2.556%	7/9/08	5,000	4,997
	HSBC USA Inc.	2.668%	8/4/08	5,000	4,987
	Nordea North America Inc.	2.668%	7/10/08	4,500	4,497
	Nordea North America Inc.	2.531%	8/18/08	4,000	3,987
	Santander Central Hispano
	Finance (Delaware), Inc.	2.868%	7/11/08	3,795	3,792
	Santander Central Hispano
	Finance (Delaware), Inc.	2.616%	8/8/08	4,000	3,989
	Santander Central Hispano
	Finance (Delaware), Inc.	2.667%	9/5/08	5,000	4,976
	Santander Central Hispano
	Finance (Delaware), Inc.	2.770%	9/19/08	6,000	5,963
	Svenska Handelsbanken, Inc.	2.668%	7/10/08	2,000	1,999
	Svenska Handelsbanken, Inc.	2.668%	7/11/08	3,000	2,998
	Svenska Handelsbanken, Inc.	2.638%	8/11/08	3,000	2,991
4	Westpac Banking Corp.	2.718%	7/10/08	5,000	4,997
4	Westpac Banking Corp.	2.835%	7/24/08	4,000	3,993
4	Westpac Banking Corp.	2.769%	7/31/08	3,000	2,993

4	Westpac Banking Corp.	2.749%	9/17/08	8,000	7,953
					151,915
Foreign Government (0.7%)
4	Electricite de France	2.262%	7/10/08	1,250	1,249
4	Electricite de France	2.259%	7/11/08	8,000	7,995
4	Electricite de France	2.354%	7/21/08	1,000	999
4	Electricite de France	2.249%	8/11/08	2,000	1,995
					12,238
Foreign Industrial (2.8%)
4	BASF SE	2.425%	7/7/08	4,000	3,998
4	BASF SE	2.374%	7/25/08	2,700	2,696
4	BASF SE	2.211%	7/28/08	1,000	998

4

Vanguard Money Market Portfolio

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
4	BASF SE	2.364%	7/29/08	1,400	1,397
4	BASF SE	2.344%	9/3/08	2,000	1,992
4	BASF SE	2.314%	9/8/08	1,250	1,244
4	Nestle Capital Corp.	2.209%–
		2.688%	8/4/08	3,646	3,638
4	Nestle Capital Corp.	2.681%	8/29/08	7,000	6,970
	Nestle Finance International Ltd.	2.127%	7/7/08	2,000	1,999
	Nestle Finance International Ltd.	2.224%	7/11/08	5,000	4,997
	Nestle Finance International Ltd.	2.254%	7/14/08	5,000	4,996
	Nestle Finance International Ltd.	2.255%	7/18/08	5,000	4,995
4	Procter & Gamble
	International Funding SCA	2.210%	8/12/08	2,000	1,995
4	Procter & Gamble
	International Funding SCA	2.208%	8/18/08	2,750	2,742
4	Procter & Gamble
	International Funding SCA	2.212%	8/28/08	4,200	4,185
4	Procter & Gamble
	International Funding SCA	2.310%	9/2/08	2,000	1,992
					50,834
Industrial (1.9%)
	3M Company	2.076%	7/25/08	1,500	1,498
	3M Company	2.156%	8/1/08	3,000	2,994
	Chevron Corp.	2.204%	7/14/08	2,750	2,748
	Chevron Funding Corp.	2.174%	7/14/08	2,750	2,748
4	Coca Cola Co.	2.138%	8/11/08	3,000	2,993
4	Coca Cola Co.	2.138%	8/12/08	1,000	997
4	IBM International Group
	Capital LLC	2.206%	8/1/08	1,500	1,497
4	Pfizer Inc.	2.154%	7/16/08	4,500	4,496
4	Pfizer Inc.	2.202%	9/2/08	4,000	3,985
4	Wal-Mart Stores, Inc.	2.007%	7/7/08	750	750
4	Wal-Mart Stores, Inc.	2.108%	8/4/08	5,000	4,990
4	Wal-Mart Stores, Inc.	2.020%	8/5/08	3,000	2,994
4	Wal-Mart Stores, Inc.	2.020%	9/23/08	3,400	3,384
					36,074
Insurance (0.1%)
	Metlife Funding Inc.	2.111%	7/8/08	1,500	1,499
Total Commercial Paper (Cost $298,700)					298,700
Certificates of Deposit (19.3%)
Certificates of Deposit—U.S. Banks (1.7%)
	Branch Banking & Trust Co.	2.490%	7/7/08	12,000	12,000
	Branch Banking & Trust Co.	2.490%	7/28/08	3,000	3,000
	Branch Banking & Trust Co.	2.580%	8/18/08	3,000	3,000
	Citibank, N.A.	2.770%	9/11/08	2,000	2,000
	Fifth Third Bank	2.680%	8/8/08	6,000	6,000
	Fifth Third Bank	2.720%	9/15/08	5,000	5,000
					31,000
Yankee Certificates of Deposit—U.S. Branches (17.6%)
	Australia and New Zealand
	Banking Group Ltd.
	(New York Branch)	2.700%	7/9/08	3,000	3,000
	Australia and New Zealand
	Banking Group Ltd.
	(New York Branch)	2.880%	7/22/08	5,000	5,000
	Banco Bilbao Vizcaya Argentaria,
	SA (New York Branch)	4.570%	7/7/08	5,000	5,001

Banco Bilbao Vizcaya Argentaria,
SA (New York Branch)	2.700%	7/14/08	5,000	5,000
Banco Bilbao Vizcaya Argentaria,
SA (New York Branch)	2.730%	8/4/08	5,000	5,000
Banco Bilbao Vizcaya Argentaria,
SA (New York Branch)	2.700%	9/4/08	5,000	5,000
Banco Bilbao Vizcaya Argentaria,
SA (New York Branch)	2.760%	9/15/08	5,000	5,000
Bank of Nova Scotia
(Houston Branch)	2.700%	9/11/08	9,000	9,000
Bank of Nova Scotia
(Houston Branch)	2.750%	9/16/08	3,000	3,000
Bank of Scotland PLC
(New York Branch)	2.660%	8/11/08	5,000	5,000
Bank of Scotland PLC
(New York Branch)	2.700%	9/2/08	8,000	8,000
Bank of Scotland PLC
(New York Branch)	2.790%	9/11/08	5,000	5,000
Barclays Bank PLC
(New York Branch)	2.750%	8/8/08	5,000	5,000
Barclays Bank PLC
(New York Branch)	2.640%	8/15/08	4,000	4,000
Barclays Bank PLC
(New York Branch)	2.700%	8/18/08	10,000	10,000
Barclays Bank PLC
(New York Branch)	2.700%	9/2/08	4,000	4,000
BNP Paribas (New York Branch)	2.705%	7/10/08	5,000	5,000
BNP Paribas (New York Branch)	5.380%	7/11/08	6,000	6,004
BNP Paribas (New York Branch)	2.650%	8/11/08	7,000	7,000
BNP Paribas (New York Branch)	2.700%	9/2/08	5,000	5,000
Deutsche Bank AG
(New York Branch)	2.650%	7/1/08	10,000	10,000
Deutsche Bank AG
(New York Branch)	2.720%	8/1/08	5,000	5,000
Dexia Credit Local SA
(New York Branch)	2.660%	9/5/08	5,000	5,000
Fortis Bank SA/NV
(New York Branch)	2.680%	7/2/08	10,000	10,000
Fortis Bank SA/NV
(New York Branch)	4.000%	7/11/08	3,000	3,001
Fortis Bank SA/NV
(New York Branch)	2.620%	8/18/08	5,000	5,000
Fortis Bank SA/NV
(New York Branch)	2.700%	9/2/08	5,000	5,000
Fortis Bank SA/NV
(New York Branch)	2.700%	9/2/08	3,000	3,000
KBC Bank N.V.
(New York Branch)	2.660%	7/17/08	10,000	10,000
KBC Bank N.V.
(New York Branch)	2.650%	8/11/08	5,000	5,000
KBC Bank N.V.
(New York Branch)	2.680%	9/9/08	10,000	10,000
Lloyds TSB Bank PLC
(New York Branch)	2.630%	7/11/08	2,000	2,000
Lloyds TSB Bank PLC
(New York Branch)	2.640%	7/16/08	10,000	10,000
Nordea Bank Finland PLC
(New York Branch)	2.690%	7/1/08	5,000	5,000
Nordea Bank Finland PLC

(New York Branch)	2.680%	7/14/08	5,000	5,000
Nordea Bank Finland PLC
(New York Branch)	2.650%	9/11/08	9,000	9,000
Rabobank Nederland NV
(New York Branch)	2.760%	7/2/08	5,000	5,000
Rabobank Nederland NV
(New York Branch)	2.500%	7/8/08	3,000	3,000
Rabobank Nederland NV
(New York Branch)	2.640%	7/16/08	2,000	2,000
Rabobank Nederland NV
(New York Branch)	2.400%	7/21/08	5,000	5,000
Rabobank Nederland NV
(New York Branch)	2.700%	9/22/08	10,000	10,000
Royal Bank of Canada
(New York Branch)	2.550%	8/18/08	5,500	5,500
Royal Bank of Canada
(New York Branch)	2.700%	9/10/08	5,000	5,000
Royal Bank of Scotland PLC
(New York Branch)	2.720%	7/15/08	5,000	5,000

5

Vanguard Money Market Portfolio

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
Royal Bank of Scotland PLC
(New York Branch)	2.850%	7/17/08	10,000	10,000
Royal Bank of Scotland PLC
(New York Branch)	2.790%	9/16/08	5,000	5,000
Societe Generale
(New York Branch)	2.850%	7/1/08	10,000	10,000
Svenska Handelsbanken
(New York Branch)	2.650%	7/7/08	5,000	5,000
Svenska Handelsbanken
(New York Branch)	2.600%	8/14/08	3,000	3,000
Svenska Handelsbanken
(New York Branch)	3.030%	8/7/08	1,000	1,000
Svenska Handelsbanken
(New York Branch)	2.700%	9/10/08	5,000	5,000
Tornoto Dominion Bank
(New York Branch)	2.600%	8/27/08	5,000	5,000
Toronto Dominion Bank
(New York Branch)	2.840%	7/31/08	5,000	5,000
Toronto Dominion Bank
(New York Branch)	2.740%	8/5/08	5,000	5,000
Toronto Dominion Bank
(New York Branch)	2.700%	9/11/08	5,000	5,000
Toronto Dominion Bank
(New York Branch)	2.720%	9/22/08	5,000	5,000
Toronto Dominion Bank
(New York Branch)	2.770%	9/29/08	3,000	3,000
Westpac Banking Corp.
(New York Branch)	2.590%	8/13/08	5,000	5,000
				323,506
Total Certificates of Deposit (Cost $354,506)				354,506
Eurodollar Certificates of Deposit (7.8%)
Australia & New Zealand
Banking Group, Ltd.	2.700%	8/11/08	3,000	3,000
Australia & New Zealand
Banking Group, Ltd.	2.700%	9/4/08	5,000	5,000
Banco Santander SA	2.650%	8/12/08	7,000	7,000
Bank of Nova Scotia	2.900%	7/25/08	5,000	5,000
Bank of Nova Scotia	2.900%	7/29/08	5,000	5,000
Commonwealth Bank
of Australia	2.650%	8/12/08	3,000	3,000
Commonwealth Bank
of Australia	2.800%	9/22/08	3,000	3,000
Credit Agricole S.A.	2.720%	7/14/08	9,000	9,000
Credit Agricole S.A.	2.900%	7/21/08	5,000	5,000
Credit Agricole S.A.	2.700%	9/2/08	2,000	2,000
Credit Agricole S.A.	2.700%	9/2/08	7,000	6,999
Deutsche Bank AG	2.820%	7/23/08	4,000	4,000
HSBC Bank PLC	2.930%	7/25/08	2,000	2,000
HSBC Bank PLC	2.550%	8/15/08	5,000	5,000
HSBC Bank PLC	2.650%	8/18/08	3,000	3,000
HSBC Bank PLC	2.670%	9/10/08	5,000	5,000
HSBC Bank PLC	2.700%	9/15/08	5,000	5,000
ING Bank N.V.	2.730%	7/7/08	4,000	4,000
ING Bank N.V.	2.920%	7/25/08	9,000	9,000
ING Bank N.V.	2.780%	9/15/08	10,000	10,000
Lloyds TSB Bank PLC	2.570%	8/13/08	4,000	4,000

Lloyds TSB Bank PLC	2.680%	9/15/08	10,000	10,000
National Australia Bank Ltd.	2.720%	7/16/08	5,000	5,000
National Australia Bank Ltd.	2.650%	8/14/08	5,000	5,000
National Australia Bank Ltd.	2.700%	9/3/08	7,000	7,000
National Australia Bank Ltd.	2.700%	9/4/08	2,000	2,000
National Australia Bank Ltd.	2.810%	9/18/08	3,000	3,000
Societe Generale	2.950%	8/6/08	5,000	5,000
Total Eurodollar Certificates of Deposit (Cost $141,999)				141,999
Other Notes (2.4%)
Bank of America, N.A.	2.480%	7/18/08	5,000	5,000
Bank of America, N.A.	2.850%	7/24/08	9,000	9,000
US Bank, N.A.	2.750%	7/22/08	2,750	2,750
Wells Fargo Bank, N.A.	2.410%	8/4/08	9,250	9,250
Wells Fargo Bank, N.A.	2.410%	8/14/08	9,250	9,250
Wells Fargo Bank, N.A.	2.410%	8/25/08	9,250	9,250
Total Other Notes (Cost $44,500)				44,500
Repurchase Agreements (4.5%)
Barclays Capital Inc.
(Dated 6/30/08,
Repurchase Value $30,002,000,
collateralized by Federal Farm
Credit Bank
2.750%, 5/4/10)	2.450%	7/1/08	30,000	30,000
Goldman, Sachs & Co.
(Dated 6/30/08,
Repurchase Value $16,980,000,
collateralized by
U.S. Treasury Note
4.750%, 1/31/12)	2.250%	7/1/08	16,979	16,979
Goldman, Sachs & Co.
(Dated 6/30/08,
Repurchase Value $34,886,000,
collateralized by
U.S. Treasury Bond
6.000%, 2/15/26)	2.350%	7/1/08	34,884	34,884
Total Repurchase Agreements (Cost $81,863)				81,863
Total Investments (102.4%) (Cost $1,877,355)				1,877,355
Other Assets and Liabilities (–2.4%)
Other Assets—Note B				13,804
Payables for Capital Shares Redeemed				(55,121)
Other Liabilities				(2,325)
				(43,642)
Net Assets (100%)
Applicable to 1,833,584,601 outstanding $.001 shares of
beneficial interest (unlimited authorization)				1,833,713
Net Asset Value Per Share				$1.00

At June 30, 2008, net assets consisted of:
	Amount	Per
	($000)	Share
Paid-in Capital	1,833,584	$1.00
Undistributed Net Investment Income	—	—
Accumulated Net Realized Gains	129	—
Unrealized Appreciation	—	—
Net Assets	1,833,713	$1.00

•  See Note A in Notes to Financial Statements.

1  Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

2  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

3  Adjustable-rate note.

4  Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At June 30, 2008, the aggregate value of these securities was $133,965,000, representing 7.3% of net assets.

6

Vanguard Money Market Portfolio

Statement of Operations

Six Months Ended
June 30, 2008
($000)
Investment Income
Income
Interest	30,431
Total Income	30,431
Expenses
The Vanguard Group—Note B
Investment Advisory Services	85
Management and Administrative	1,015
Marketing and Distribution	234
Custodian Fees	27
Shareholders’ Reports	17
Trustees’ Fees and Expenses	1
Total Expenses	1,379
Net Investment Income	29,052
Realized Net Gain (Loss) on
Investment Securities Sold	103
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	—
Net Increase (Decrease) in Net Assets
Resulting from Operations	29,155

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	29,052	77,741
Realized Net Gain (Loss)	103	13
Change in Unrealized Appreciation (Depreciation)	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	29,155	77,754
Distributions
Net Investment Income	(29,052)	(77,741)
Realized Capital Gain	—	—
Total Distributions	(29,052)	(77,741)
Capital Share Transactions (at $1.00)
Issued	455,070	873,567
Issued in Lieu of Cash Distributions	29,052	77,741
Redeemed	(386,488)	(525,071)
Net Increase (Decrease) from Capital Share Transactions	97,634	426,237
Total Increase (Decrease)	97,737	426,250
Net Assets
Beginning of Period	1,735,976	1,309,726
End of Period	1,833,713	1,735,976

7

Vanguard Money Market Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2008	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.016	.051	.049	.031	.012	.010
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—	—
Total from Investment Operations	.016	.051	.049	.031	.012	.010
Distributions
Dividends from Net Investment Income	(.016)	(.051)	(.049)	(.031)	(.012)	(.010)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.016)	(.051)	(.049)	(.031)	(.012)	(.010)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	1.58%	5.25%	5.03%	3.17%	1.26%	1.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,834	$1,736	$1,310	$939	$840	$862
Ratio of Total Expenses to
Average Net Assets	0.15%*	0.15%	0.15%	0.15%	0.15%	0.20%
Ratio of Net Investment Income to
Average Net Assets	3.14%*	5.12%	4.96%	3.14%	1.26%	1.01%

* Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Money Market Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Money Market Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value.

2. Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2007) and for the period ended June 30, 2008, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Dividends from net investment income are declared daily and paid on the first business day of the following month.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2008, the portfolio had contributed capital of $152,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.15% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the portfolio’s current fiscal period.

The various inputs that may be used to determine the value of the portfolio’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2008, 100% of the portfolio’s investments were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

9

Vanguard Money Market Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•  Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Money Market Portfolio	12/31/2007	6/30/2008	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,015.78	$0.75
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.12	0.75

1  The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

10

Vanguard Money Market Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Money Market Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. Robert F. Auwaerter, head of Fixed Income Portfolio Management and principal of Vanguard, has been in the investment management business since 1978. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the portfolio has performed in line with expectations, slightly outperforming the average money market fund, and that its results have been consistent with its investment objective. Information about the portfolio’s most recent performance can be found on the Performance Summary page.

Cost

The board concluded that the portfolio’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory expense ratio was also well below its peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

11

Vanguard® REIT Index Portfolio

During the first quarter of 2008, real estate investment trusts (REITs) outperformed the broad stock market. However, in the second quarter, the tide changed and REITs fell victim to tightening credit conditions. Vanguard REIT Index Portfolio finished the half-year with a return of –3.4%, on track with the returns of its target benchmarks, the MSCI US REIT Index and the Target REIT Composite. The portfolio’s return was slightly higher than the average return for real estate funds.

Please note that the returns of the portfolios in Vanguard Variable Insurance Fund are different from returns of portfolios in the Vanguard Variable Annuity (and other plans that invest in the fund), which include insurance-related expenses.

Few bright spots for the six-month period

Although REITs enjoyed a short-lived rally during the first few months of 2008, the tightening of the credit market proved too much to bear during the second quarter. Restricted credit lines and tough economic times forced some businesses to postpone or cancel plans for expansion. Declining property values also weighed on returns.

Retail REITs, the index’s largest sector, were the biggest detractor for the period. Companies that manage and lease shopping centers fell –5% for the period. Retailers halted plans to build and lease new properties as consumers began to rein in their spending.

The lack of new development also hurt industrial REITs, which were down –12% for the six months. Specialized REITs were affected by the decline in tourism, as hotels and resorts saw fewer visitors and more vacant rooms.

One of the few bright spots in the index was in residential REITs, which were up 4% overall for the six-month period, mainly because of a spike in monthly apartment rentals. As potential buyers and some existing homeowners stepped back from the property market, apartment owners enjoyed higher rents. Also benefiting from downsizing were storage companies, which offered much-needed space to store belongings that former homeowners couldn’t fit in smaller apartments. Leading the pack was U-Store-It-Trust, which gained 35% during the half-year.

A focused investment can help diversify a portfolio

The past several months have been a difficult time for the broad stock market; REITs are no exception. Just as we caution investors to temper their expectations during the best of times, we remind them not to overreact to periods of weakness. Instead, try to develop a long-term plan consistent with your goals and risk tolerance, and then stick with it through up markets and down.

The REIT Index Portfolio provides low-cost exposure to all corners of the real estate market, but it’s focused on just one part of the broad market. Rather than a stand-alone investment, it makes most sense as one component of a more broadly diversified mix of stock and bond portfolios.

Total Returns
Six Months Ended
June 30, 2008
REIT Index Portfolio	–3.4%
Target REIT Composite[1]	–3.3
MSCI® US REIT Index	–3.4
Average Real Estate Fund[2]	–3.9

Annualized Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Average Real
	Portfolio	Estate Fund
REIT Index Portfolio	0.30%	1.46%

1	The Target REIT Composite consists of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).
2	Derived from data provided by Lipper Inc.
3	Portfolio expense ratio reflects the six months ended June 30, 2008. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

1

Vanguard REIT Index Portfolio

Portfolio Profile

As of June 30, 2008

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	96	96	4,746
Median Market Cap	$4.9B	$4.9B	$32.3B
Price/Earnings Ratio	32.2x	32.2x	17.0x
Price/Book Ratio	2.1x	2.1x	2.4x
Yield	4.6%[3]	5.3%	2.1%
Return on Equity	8.9%	8.9%	19.7%
Earnings Growth Rate	1.6%	1.6%	19.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	15%	—	—
Expense Ratio[4]	0.30%	—	—
Short-Term Reserves	2.3%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[5]	Broad Index[2]
R-Squared	1.00	0.51
Beta	1.00	1.20

Portfolio Allocation by REIT Type

Retail	28.3%
Specialized	22.3
Office	16.5
Residential	15.1
Industrial	9.5
Diversified	8.3

Ten Largest Holdings[6] (% of total net assets)

Simon Property Group, Inc. REIT	7.9%
ProLogis REIT	5.5
Vornado Realty Trust REIT	4.8
Boston Properties, Inc. REIT	4.2
Public Storage, Inc. REIT	4.1
Equity Residential REIT	4.1
Kimco Realty Corp. REIT	3.1
General Growth Properties Inc. REIT	3.0
HCP, Inc. REIT	2.9
Avalonbay Communities, Inc. REIT	2.7
Top Ten	42.3%

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

Yield. A snapshot of the level of dividends, interest, capital gains distributions, and return-of-capital distributions received by the portfolio. The index yield is based on the current annualized rate of dividends and other distributions provided by securities in the index.

1	MSCI US REIT Index.
2	Dow Jones Wilshire 5000 Index.
3

This dividend yield may include some payments that represent a return of capital, capital gains distribution, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.

4	Annualized.
5	The Target REIT Composite consists of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).
6	The holdings listed exclude any temporary cash investments and equity index products.

2

Vanguard REIT Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): February 9, 1999–June 30, 2008

Average Annual Total Returns: Periods Ended June 30, 2008
				Since
	Inception Date	One Year	Five Years	Inception
REIT Index Portfolio	2/9/1999	–13.95%	13.63%	12.72%

1	Six months ended June 30, 2008.

2The Target REIT Composite consists of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).

Note: See Financial Highlights table for dividend and capital gains information.

3

Vanguard REIT Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2008

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Real Estate Investment Trusts (97.9%)
Diversified REITs (8.1%)
Vornado Realty Trust REIT	219,025	19,274
Liberty Property Trust REIT	145,250	4,815
Washington REIT	78,409	2,356
Colonial Properties Trust REIT	71,251	1,426
^Cousins Properties, Inc. REIT	61,316	1,416
PS Business Parks, Inc. REIT	24,265	1,252
Investors Real
Estate Trust REIT	90,768	866
Gramercy Capital Corp. REIT	68,252	791
CapLease, Inc. REIT	66,372	497
		32,693
Industrial REITs (9.3%)
ProLogis REIT	409,722	22,268
AMB Property Corp. REIT	157,094	7,914
DCT Industrial
Trust Inc. REIT	268,098	2,220
First Industrial
Realty Trust REIT	69,059	1,897
EastGroup Properties, Inc.
REIT	37,865	1,625
DuPont Fabros
Technology Inc. REIT	56,105	1,046
First Potomac REIT	38,321	584
		37,554
Office REITs (16.2%)
Boston Properties, Inc. REIT	189,629	17,108
SL Green Realty Corp. REIT	93,337	7,721
Duke Realty Corp. REIT	231,948	5,207
Alexandria Real Estate
Equities, Inc. REIT	50,760	4,941
Digital Realty Trust, Inc. REIT	98,579	4,033
Mack-Cali Realty Corp. REIT	104,194	3,560
Douglas Emmett, Inc. REIT	152,499	3,350
Highwood
Properties, Inc. REIT	90,685	2,849
BioMed Realty
Trust, Inc. REIT	113,064	2,773
Corporate Office
Properties Trust, Inc. REIT	75,146	2,580
Kilroy Realty Corp. REIT	52,134	2,452
HRPT Properties Trust REIT	357,497	2,420
Brandywine Realty Trust REIT	138,005	2,175
Lexington Realty Trust REIT	101,136	1,379
Franklin Street
Properties Corp. REIT	95,670	1,209
Parkway Properties Inc. REIT	24,236	817
Maguire Properties, Inc. REIT	60,444	736
		65,310
Residential REITs (14.8%)
Equity Residential REIT	427,852	16,374
Avalonbay
Communities, Inc. REIT	122,640	10,935

			Market
			Value•
		Shares	($000)
	Apartment Investment &
	Management Co.
	Class A REIT	151,604	5,164
	UDR, Inc. REIT	212,850	4,764
	Essex Property
	Trust, Inc. REIT	39,402	4,196
	Camden Property Trust REIT	83,555	3,698
	BRE Properties Inc.
	Class A REIT	80,834	3,499
	Home Properties, Inc. REIT	51,648	2,482
	Mid-America Apartment
	Communities, Inc. REIT	40,809	2,083
	Post Properties, Inc. REIT	69,440	2,066
	American Campus
	Communities, Inc. REIT	63,239	1,761
	Equity Lifestyle
	Properties, Inc. REIT	36,783	1,618
	Education Realty
	Trust, Inc. REIT	45,641	532
	Sun Communities, Inc. REIT	26,394	481
			59,653
Retail REITs (27.7%)
	Simon Property
	Group, Inc. REIT	353,899	31,812
	Kimco Realty Corp. REIT	361,076	12,464
	General Growth
	Properties Inc. REIT	348,309	12,201
	The Macerich Co. REIT	114,779	7,131
	Developers Diversified
	Realty Corp. REIT	189,640	6,582
	Regency Centers Corp. REIT	110,359	6,524
	Federal Realty
	Investment Trust REIT	93,183	6,430
	Taubman Co. REIT	83,412	4,058
	^Realty Income Corp. REIT	160,658	3,657
	Weingarten Realty
	Investors REIT	119,585	3,626
	National Retail
	Properties REIT	115,021	2,404
	CBL & Associates
	Properties, Inc. REIT	99,418	2,271
	Tanger Factory
	Outlet Centers, Inc. REIT	49,693	1,786
	Pennsylvania REIT	62,387	1,444
	Inland Real Estate Corp. REIT	94,029	1,356
	Equity One, Inc. REIT	64,896	1,334
	Acadia Realty Trust REIT	48,610	1,125
*	Alexander’s, Inc. REIT	3,207	996
	Saul Centers, Inc. REIT	19,623	922
	Cedar Shopping
	Centers, Inc. REIT	70,725	829
	Glimcher Realty Trust REIT	60,369	675
	Ramco-Gershenson
	Properties Trust REIT	29,604	608

		Market
		Value•
	Shares	($000)
Kite Realty Group Trust REIT	44,124	552
Urstadt Biddle
Properties Class A REIT	31,657	464
Getty Realty
Holding Corp. REIT	29,334	423
		111,674
Specialized REITs (21.8%)
Public Storage, Inc. REIT	202,974	16,398
HCP, Inc. REIT	371,898	11,830
Host Hotels &
Resorts Inc. REIT	789,147	10,772
Ventas, Inc. REIT	219,474	9,343
Health Care Inc. REIT	136,025	6,053
Nationwide Health
Properties, Inc. REIT	151,127	4,759
Hospitality Properties
Trust REIT	148,917	3,643
Senior Housing
Properties Trust REIT	177,534	3,467
Entertainment
Properties Trust REIT	48,053	2,376
Healthcare Realty
Trust Inc. REIT	80,451	1,912
Extra Space
Storage Inc. REIT	119,679	1,838
Omega Healthcare
Investors, Inc. REIT	109,229	1,819
DiamondRock
Hospitality Co. REIT	150,263	1,636
LaSalle Hotel Properties REIT	63,610	1,599
Sunstone Hotel
Investors, Inc. REIT	94,768	1,573
Sovran Self
Storage, Inc. REIT	34,446	1,432
National Health
Investors REIT	39,614	1,129
Strategic Hotels and
Resorts, Inc. REIT	118,451	1,110
FelCor Lodging
Trust, Inc. REIT	99,846	1,048
Medical Properties
Trust Inc. REIT	103,065	1,043
U-Store-It Trust REIT	78,172	934
Ashford Hospitality
Trust REIT	182,243	842
LTC Properties, Inc. REIT	30,985	792
Universal Health
Realty Income REIT	18,032	541
		87,889
Total Real Estate Investment Trusts
(Cost $455,232)		394,773

4

Vanguard REIT Index Portfolio

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (2.7%)
1 Vanguard Market
Liquidity Fund, 2.405%	9,399,403	9,399
1 Vanguard Market Liquidity
Fund, 2.405%—Note E	1,478,400	1,478
Total Temporary Cash Investments
(Cost $10,877)		10,877
Total Investments (100.6%)
(Cost $466,109)		405,650
Other Assets and Liabilities (–0.6%)
Other Assets—Note B		4,265
Liabilities—Note E		(6,932)
		(2,667)
Net Assets (100%)
Applicable to 34,242,704 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		402,983
Net Asset Value Per Share		$11.77

At June 30, 2008, net assets consisted of:[2]
	Amount	Per
	($000)	Share
Paid-in Capital	450,498	$13.17
Undistributed Net
Investment Income	5,283.15
Accumulated Net
Realized Gains	7,661.22
Unrealized Depreciation	(60,459)	(1.77)
Net Assets	402,983	$11.77

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note E in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	See Note C in Notes to Financial Statements for the tax-basis components of net assets.

REIT—Real Estate Investment Trust.

5

Vanguard REIT Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2008
($000)
Investment Income
Income
Dividends	6,537
Interest[1]	121
Security Lending	17
Total Income	6,675
Expenses
The Vanguard Group—Note B
Investment Advisory Services	23
Management and Administrative	516
Marketing and Distribution	52
Custodian Fees	12
Shareholders’ Reports	10
Total Expenses	613
Net Investment Income	6,062
Realized Net Gain (Loss)
Capital Gain Distributions Received	2,185
Investment Securities Sold	5,516
Realized Net Gain (Loss)	7,701
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(30,485)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(16,722)

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,062	12,603
Realized Net Gain (Loss)	7,701	127,504
Change in Unrealized Appreciation (Depreciation)	(30,485)	(229,144)
Net Increase (Decrease) in Net Assets Resulting from Operations	(16,722)	(89,037)
Distributions
Net Investment Income	(12,463)	(11,971)
Realized Capital Gain[2]	(127,591)	(48,925)
Total Distributions	(140,054)	(60,896)
Capital Share Transactions—Note F
Issued	60,549	97,134
Issued in Lieu of Cash Distributions	140,054	60,896
Redeemed	(44,367)	(249,278)
Net Increase (Decrease) from Capital Share Transactions	156,236	(91,248)
Total Increase (Decrease)	(540)	(241,181)
Net Assets
Beginning of Period	403,523	644,704
End of Period[3]	402,983	403,523

1	Interest income from an affiliated company of the portfolio was $121,000.
2	Includes fiscal 2008 and 2007 short-term gain distributions totaling $3,169,000 and $1,301,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3	Net Assets—End of Period includes undistributed net investment income of $5,283,000 and $11,702,000.

6

Vanguard REIT Index Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2008	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$18.92	$24.98	$20.26	$20.09	$16.09	$12.84
Investment Operations
Net Investment Income	.21[1]	.51[1]	.44	.50	.536	.490
Net Realized and Unrealized Gain (Loss)
on Investments	(.73)	(4.23)	6.28	1.53	4.229	3.755
Total from Investment Operations	(.52)	(3.72)	6.72	2.03	4.765	4.245
Distributions
Dividends from Net Investment Income	(.59)	(.46)	(.48)	(.58)	(.460)	(.560)
Distributions from Realized Capital Gains	(6.04)	(1.88)	(1.52)	(1.28)	(.305)	(.435)
Total Distributions	(6.63)	(2.34)	(2.00)	(1.86)	(.765)	(.995)
Net Asset Value, End of Period	$11.77	$18.92	$24.98	$20.26	$20.09	$16.09

Total Return	–3.45%	–16.60%	34.93%	11.83%	30.51%	35.48%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$403	$404	$645	$453	$412	$297
Ratio of Total Expenses to
Average Net Assets	0.30%*	0.30%	0.31%	0.31%	0.31%	0.36%
Ratio of Net Investment Income to
Average Net Assets	2.97%*	2.25%	2.14%	2.61%	3.52%	3.97%
Portfolio Turnover Rate	15%*	29%	19%	21%	24%	12%

1	Calculated based on average shares outstanding.
*	Annualized.

Notes to Financial Statements

Vanguard Variable Insurance Fund REIT Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2007) and for the period ended June 30, 2008, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

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Vanguard REIT Index Portfolio

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2008, the portfolio had contributed capital of $37,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2008, the cost of investment securities for tax purposes was $466,109,000. Net unrealized depreciation of investment securities for tax purposes was $60,459,000, consisting of unrealized gains of $7,651,000 on securities that had risen in value since their purchase and $68,110,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the six months ended June 30, 2008, the portfolio purchased $56,214,000 of investment securities and sold $30,886,000 of investment securities other than temporary cash investments.

E. The market value of securities on loan to broker-dealers at June 30, 2008, was $1,409,000, for which the portfolio received cash collateral of $1,478,000.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2008	December 31, 2007
	Shares	Shares
	(000)	(000)
Issued	4,324	4,117
Issued in Lieu of Cash Distributions	11,661	2,632
Redeemed	(3,068)	(11,231)
Net Increase (Decrease) in Shares Outstanding	12,917	(4,482)

8

Vanguard REIT Index Portfolio

G. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the portfolio’s current fiscal period.

The various inputs that may be used to determine the value of the portfolio’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2008, 100% of the portfolio’s investments were valued based on Level 1 inputs.

9

Vanguard REIT Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT Index Portfolio	12/31/2007	6/30/2008	Period[1]
Based on Actual Portfolio Return	$1,000.00	$965.51	$1.47
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.37	1.51

1

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.30%. The dollar amounts shown as”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

10

Vanguard REIT Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund REIT Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. Mr. Sauter has led the Quantitative Equity Group since 1987. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of its target benchmark and peer group. The board concluded that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory expense ratio was also well below its peer-group average. Information about the portfolio’s expense ratio appears on the

About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

11

Vanguard® Short-Term Investment-Grade Portfolio

The Short-Term Investment-Grade Portfolio returned 1.0% for the first half of 2008, in line with the return of its benchmark index and outpacing the average return of its peer group.

The table below shows the six-month total returns (capital change plus reinvested distributions) for the portfolio and its comparative standards. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Short-term bond yields moved somewhat lower, particularly toward the end of the period. As of June 30, the portfolio’s annualized yield stood at 4.49%, which was 0.31 percentage point lower than at the start of the year.

Higher rates challenged the portfolio’s return

A challenging market environment marked by continued weakness in the housing and credit markets led the Federal Reserve Board to cut its target interest rate four times during the six months.

Investor sentiment on high-quality, short-term bonds fluctuated during that period. In the first quarter, investors flocked to the safest of high-quality bonds, namely U.S. Treasuries. Treasuries outperformed investment-grade bonds, which in turn outpaced higher-yielding junk bonds. But in the second quarter, investors’ risk aversion reversed and they ventured from Treasuries and investment-grade bonds into higher-yielding securities.

The Short-Term Investment-Grade Portfolio’s higher-quality bias shielded it from much of the subprime credit crisis, though it was hardly immune to the broader volatility within the bond market during the six-month period. The portfolio benefited from the Vanguard Fixed Income Group’s skillful security selection and low operating costs. The portfolio outperformed the average return of its peer group and remained competitive with its unmanaged (and cost-free) benchmark index.

The portfolio’s expenses historically have been far below those of its peers, which has allowed investors to keep a larger share of its return.

Bonds play vital role in diversified portfolios

Bonds can play an important role in a long-term, diversified portfolio in any market environment. They provide income that can cushion investors during the inevitable bumps in the equity markets. Bonds also offer the potential for higher returns than those seen from money markets.

A conservative, low-cost portfolio such as the Short-Term Investment-Grade Portfolio offers an opportunity to gain exposure to an important segment of the U.S. bond market.

Total Returns
Six Months Ended
June 30, 2008
Short-Term Investment-Grade Portfolio	1.0%
Lehman 1–5 Year U.S. Credit Index	1.1
Average 1–5 Year Investment Grade Debt Fund[1]	–0.6

Annualized Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Average 1–5 Year
		Investment Grade
	Portfolio	Debt Fund
Short-Term Investment-Grade Portfolio	0.15%	0.92%

1  Derived from data provided by Lipper Inc.

2  Portfolio expense ratio reflects the six months ended June 30, 2008. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

1

Vanguard Short-Term Investment-Grade Portfolio

Portfolio Profile

As of June 30, 2008

Financial Attributes
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Issues	780	1,288	9,457
Yield[3]	4.5%	5.4%	5.1%
Yield to Maturity	5.0%[4]	5.4%	5.1%
Average Coupon	4.8%	5.7%	5.4%
Average Effective
Maturity	3.1 years	3.2 years	7.5 years
Average Quality[5]	Aa3	A1	Aa1
Average Duration	2.1 years	2.9 years	4.7 years
Expense Ratio[6]	0.15%	—	—
Short-Term Reserves	1.6%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.94	0.67
Beta	0.77	0.45

Distribution by Maturity (% of portfolio)

Under 1 Year	16.3%
1–3 Years	39.5
3–5 Years	38.0
Over 5 Years	6.2

Sector Diversification[7] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	23.4%
Finance	31.2
Foreign Government	1.3
Mortgage-Backed Securities	2.2
Industrial	22.9
Treasury/Agency	12.3
Utilities	5.1
Short-Term Reserves	1.6

Distribution by Credit Quality[5] (% of portfolio)

Aaa	41.2%
Aa	19.1
A	22.1
Baa	15.4
Ba	0.9
Other	1.3

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

1  Lehman 1–5 Year U.S. Credit Index.

2  Lehman U.S. Aggregate Bond Index.

3  30-day SEC yield for the portfolio; index dividend assumes that all bonds are called or prepaid at the earliest possible dates.

4  Before expenses.

5  Source: Moody’s Investors Service.

6  Annualized.

7  The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

2

Vanguard Short-Term Investment-Grade Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): February 8, 1999–June 30, 2008

Average Annual Total Returns: Periods Ended June 30, 2008

					Since Inception
	Inception Date	One Year	Five Years	Capital	Income	Total
Short-Term Investment-Grade Portfolio	2/8/1999	4.91%	3.35%	0.43%	4.26%	4.69%

1  Six months ended June 30, 2008.

Note: See Financial Highlights table for dividend and capital gains information.

3

Vanguard Short-Term Investment-Grade Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2008

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (14.3%)
U.S. Government Securities (12.1%)
U.S. Treasury Note	3.625%	1/15/10	2,100	2,139
U.S. Treasury Note	3.500%	2/15/10	200	203
U.S. Treasury Note	3.625%	6/15/10	3,000	3,060
U.S. Treasury Note	3.875%	7/15/10	2,600	2,665
U.S. Treasury Note	4.125%	8/15/10	3,200	3,297
U.S. Treasury Note	3.875%	9/15/10	750	769
U.S. Treasury Note	5.125%	6/30/11	10,050	10,683
U.S. Treasury Note	4.625%	8/31/11	4,750	4,981
U.S. Treasury Note	4.500%	9/30/11	27,350	28,585
U.S. Treasury Note	4.875%	6/30/12	2,400	2,550
U.S. Treasury Note	4.625%	7/31/12	1,200	1,265
U.S. Treasury Note	2.875%	1/31/13	1,800	1,769
				61,966
Mortgage-Backed Securities (2.2%)
Conventional Mortgage-Backed Securities (0.2%)
[1,2] Federal Home Loan
Mortgage Corp.	6.000%	4/1/17	208	215
[1,2] Federal National Mortgage Assn.	6.000%	12/1/16	244	250
[1,2] Federal National Mortgage Assn.	6.500%	9/1/16	85	88
[1,2] Federal National Mortgage Assn.	6.500%	9/1/16	179	186
[1,2] Federal National Mortgage Assn.	7.000%	4/1/13	25	25

Nonconventional Mortgage-Backed Securities (2.0%)
[1,2] Federal Home Loan
Mortgage Corp.	3.731%	8/1/33	123	123
[1,2] Federal Home Loan
Mortgage Corp.	3.890%	8/1/33	148	148
[1,2] Federal Home Loan
Mortgage Corp.	3.945%	7/1/33	639	642
[1,2] Federal Home Loan
Mortgage Corp.	4.219%	6/1/33	143	142
[1,2] Federal Home Loan
Mortgage Corp.	4.268%	6/1/33	501	506
[1,2] Federal Home Loan
Mortgage Corp.	4.483%	5/1/33	159	161
[1,2] Federal Home Loan
Mortgage Corp.	4.514%	5/1/33	110	110
[1,2] Federal Home Loan
Mortgage Corp.	5.000%	7/15/24	321	324

[1,2] Federal Home Loan
Mortgage Corp.		5.500%	12/15/27	120		122
[1,2] Federal Home Loan
Mortgage Corp.		5.865%	8/1/37	906		925
[1,2] Federal Home Loan
Mortgage Corp.		6.461%	2/1/33	71		72
[1,2] Federal Home Loan
Mortgage Corp.		6.625%	1/1/33	59		60
[1,2] Federal Home Loan
Mortgage Corp.		7.125%	10/1/32	50		51
[1,2] Federal Home Loan
Mortgage Corp.		7.187%	9/1/32	44		45
[1,2] Federal Home Loan
Mortgage Corp.		7.254%	9/1/32	40		40
[1,2]	Federal Home Loan
	Mortgage Corp.	7.264%	8/1/32		25	26
[1,2]	Federal Home Loan
	Mortgage Corp.	7.278%	9/1/32		73	75
[1,2]	Federal National Mortgage Assn.	3.000%	8/25/32		13	13
[1,2]	Federal National Mortgage Assn.	3.413%	8/1/33		167	168
[1,2]	Federal National Mortgage Assn.	3.458%	8/1/33		172	173
[1,2]	Federal National Mortgage Assn.	3.648%	8/1/33		161	162
[1,2]	Federal National Mortgage Assn.	3.667%	8/1/33		47	48
[1,2]	Federal National Mortgage Assn.	3.695%	8/1/33		324	323
[1,2]	Federal National Mortgage Assn.	3.720%	9/1/33		397	400
[1,2]	Federal National Mortgage Assn.	3.726%	6/1/33		297	295
[1,2]	Federal National Mortgage Assn.	3.739%	10/1/33		182	184
[1,2]	Federal National Mortgage Assn.	3.777%	9/1/33		713	719
[1,2]	Federal National Mortgage Assn.	3.799%	8/1/33		350	351
[1,2]	Federal National Mortgage Assn.	3.814%	7/1/33		393	398
[1,2]	Federal National Mortgage Assn.	4.168%	5/1/33		277	276
[1,2]	Federal National Mortgage Assn.	4.210%	7/1/33		811	820
[1,2]	Federal National Mortgage Assn.	4.333%	7/1/33		186	187
[1,2]	Federal National Mortgage Assn.	4.428%	5/1/33		582	581
[1,2]	Federal National Mortgage Assn.	4.432%	5/1/33		410	409
[1,2]	Federal National Mortgage Assn.	4.544%	4/1/33		384	388
[1,2]	Federal National Mortgage Assn.	4.590%	5/1/33		77	78
[1,2]	Federal National Mortgage Assn.	5.035%	4/1/33		118	119
[1,2]	Federal National Mortgage Assn.	5.479%	8/1/37		178	180
[1,2]	Federal National Mortgage Assn.	5.500%	8/25/27		175	177
[1,2]	Federal National Mortgage Assn.	5.598%	2/1/37		170	173
[1,2]	Federal National Mortgage Assn.	6.167%	12/1/32		45	45
[1,2]	Federal National Mortgage Assn.	7.060%	7/1/32		21	21
[1,2]	Federal National Mortgage Assn.	7.156%	9/1/32		16	16
[1,2]	Federal National Mortgage Assn.	7.205%	9/1/32		19	19
						11,059
Total U.S. Government and Agency Obligations (Cost $72,415)						73,025
Corporate Bonds (81.1%)
Asset-Backed/Commercial Mortgage-Backed Securities (23.4%)
[2,3]	American Express Credit
	Account Master Trust	2.561%	3/15/12		370	367
[2,3]	American Express Credit
	Account Master Trust	2.501%	12/15/13		500	490
[2,3]	American Express
	Issuance Trust	2.501%	8/15/11		500	490
[4]	BA Covered Bond Issuer	5.500%	6/14/12		800	823
[2]	Banc of America
	Commercial Mortgage, Inc.	5.334%	9/10/45		330	329
[2]	Banc of America Funding Corp.	5.591%	9/20/46		1,498	1,351
[2]	Banc of America
	Mortgage Securities	7.517%	9/25/32	10	9
[2]	Banc of America
	Mortgage Securities	5.184%	5/25/33	133	132
[2]	Banc of America
	Mortgage Securities	3.542%	2/25/34	232	227
[2]	Banc of America
	Securities Auto Trust	5.180%	6/18/10	943	948
[2]	Bank of America
	Credit Card Trust	4.720%	5/15/13	1,600	1,609

4

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2,3]	Bank of America
	Credit Card Trust	2.491%	6/17/13	400	393
[2,3]	Bank of America
	Credit Card Trust	3.183%	12/15/14	1,600	1,591
[2]	Bear Stearns Adjustable
	Rate Mortgage Trust	5.793%	10/25/36	1,555	1,337
[2]	Bear Stearns Adjustable
	Rate Mortgage Trust	5.473%	5/25/47	1,399	1,257
[2]	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.478%	10/12/41	1,100	1,092
[2]	Bear Stearns Commercial
	Mortgage Securities, Inc.	4.254%	7/11/42	247	246
[2]	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.330%	1/12/45	250	245
[2]	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.574%	6/11/50	1,000	982
[2]	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.613%	6/11/50	930	911
[2,3,4]	BMW Floorplan
	Master Owner Trust	2.482%	9/17/11	2,500	2,411
[2]	BMW Vehicle Lease Trust	4.590%	8/15/13	700	701
[2]	Cabela’s Master
	Credit Card Trust	4.310%	12/16/13	1,400	1,392
[2]	Capital Auto Receivables
	Asset Trust	4.980%	5/15/11	414	418
[2]	Capital Auto Receivables
	Asset Trust	5.000%	12/15/11	360	365
[2]	Capital One Auto
	Finance Trust	5.250%	8/15/11	800	785
[2]	Capital One Multi-Asset
	Execution Trust	4.150%	7/16/12	880	863
[2,3]	Capital One Multi-Asset
	Execution Trust	2.471%	2/15/13	550	542
[2]	Capital One Multi-Asset
	Execution Trust	4.850%	2/18/14	2,400	2,391
[2]	Capital One Multi-Asset
	Execution Trust	5.050%	2/15/16	1,200	1,187
[2]	Capital One Prime Auto
	Receivables Trust	4.990%	9/15/10	388	389
[2]	CarMax Auto Owner Trust	4.210%	1/15/10	44	44
[2]	Chase Issuance Trust	4.960%	9/17/12	460	466
[2,3]	Chase Issuance Trust	2.511%	10/15/12	600	592
[2]	Chase Issuance Trust	4.650%	12/17/12	100	101
[2]	Chase Issuance Trust	4.650%	3/15/15	4,000	3,951
[2]	Chase Manhattan Auto
	Owner Trust	3.870%	6/15/09	47	47
[2]	Chase Manhattan Auto
	Owner Trust	5.340%	7/15/10	687	691
[2]	Chase Manhattan Auto
	Owner Trust	3.980%	4/15/11	400	400
[2]	Citibank Credit Card
	Issuance Trust	5.150%	3/7/11	825	824
[2]	Citibank Credit Card
	Issuance Trust	5.500%	6/22/12	1,100	1,127
[2]	Citibank Credit Card
	Issuance Trust	4.750%	10/22/12	1,000	1,008

[2]	Citibank Credit Card
	Issuance Trust	4.850%	4/22/15	5,275	5,228
[2,3]	Citibank Credit Card
	Issuance Trust	3.682%	5/22/17	500	503
[2]	Citibank Credit Card
	Issuance Trust	5.650%	9/20/19	600	593
[2,3]	Citibank Credit Card
	Issuance Trust	3.857%	5/20/20	1,500	1,506
[2]	Citigroup Commercial
	Mortgage Trust	5.888%	12/10/49	1,000	990
[2]	Citigroup Mortgage Loan
	Trust Inc.	5.913%	7/25/37	864	799
[2]	Citigroup Mortgage
	Loan Trust, Inc.	4.675%	3/25/34	195	189
[2]	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.655%	11/15/44	330	325
[2]	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.205%	12/11/49	1,325	1,294
[2]	CNH Equipment Trust	5.200%	8/16/10	291	292
[2]	CNH Equipment Trust	4.120%	5/15/12	500	492
[2,3,4]	CNH Wholesale
	Master Note Trust	2.531%	7/15/12	650	643
[2]	Commercial Mortgage
	Pass-Through Certificates	5.811%	12/10/49	400	397
[2]	Countrywide Home Loans	4.802%	5/25/33	131	127
[2]	Countrywide Home Loans	4.732%	11/19/33	203	181
[2]	Countrywide Home Loans	5.345%	3/20/36	737	580
[2]	Countrywide Home Loans	5.454%	2/25/47	938	695
[2]	Credit Suisse Mortgage
	Capital Certificates	5.512%	2/15/39	480	486
[2]	Credit Suisse Mortgage
	Capital Certificates	5.912%	6/15/39	825	818
[2]	Credit Suisse Mortgage
	Capital Certificates	5.589%	9/15/40	700	687
[2]	DaimlerChrysler Auto Trust	5.330%	8/8/10	361	363
[2]	DaimlerChrysler Auto Trust	4.980%	2/8/11	792	795
[2]	DaimlerChrysler Auto Trust	3.700%	6/8/12	800	789
[2]	DaimlerChrysler Auto Trust	4.710%	9/10/12	500	499
[2,3]	DaimlerChrysler
	Master Owner Trust	2.501%	11/15/11	500	487
[2]	Discover Card Master Trust	5.100%	10/15/13	1,150	1,156
[2]	Discover Card Master Trust	5.650%	12/15/15	1,900	1,908
[2]	Fifth Third Auto Trust	4.070%	1/17/12	1,650	1,633
[2]	First Horizon Mortgage
	Pass-Through Trust	5.665%	11/25/36	651	615
[2]	First Horizon Mortgage
	Pass-Through Trust	5.491%	1/25/37	1,581	1,478
[2]	First Union National Bank–
	Bank of America, N.A.
	Commercial Mortgage Trust	6.136%	3/15/33	121	118
[2,3]	Fleet Home Equity Loan Trust	2.732%	1/20/33	158	110
[2]	Ford Credit Auto Owner Trust	4.300%	8/15/09	8	8
[2]	Ford Credit Auto Owner Trust	5.160%	11/15/10	500	503
[2]	Ford Credit Auto Owner Trust	5.250%	9/15/11	1,000	1,007
[2]	Ford Credit Auto Owner Trust	5.150%	11/15/11	545	550
[2]	Ford Credit Auto Owner Trust	3.960%	4/15/12	500	494
[2]	Ford Credit Auto Owner Trust	4.280%	5/15/12	2,300	2,280
[2,3]	Ford Credit Floorplan
	Master Owner Trust	2.651%	6/15/11	350	341

[2,3]	Ford Credit Floorplan
	Master Owner Trust	2.721%	6/15/13	1,375	1,245
[2]	GE Capital Commercial
	Mortgage Corp.	4.353%	6/10/48	450	448
[2,3]	GE Capital Credit Card
	Master Note Trust	2.511%	3/15/13	400	389
[2]	GMAC Mortgage Corp.
	Loan Trust	5.298%	11/19/35	282	259
[2,3]	Gracechurch Card
	Funding PLC	2.481%	9/15/10	800	798
[2,3]	Granite Master Issuer PLC	2.756%	12/17/54	200	196
[2,3]	Granite Master Issuer PLC	2.873%	12/20/54	600	582
[2]	Harley-Davidson
	Motorcycle Trust	5.240%	1/15/12	153	153
[2]	Harley-Davidson
	Motorcycle Trust	3.560%	2/15/12	289	289
[2]	Harley-Davidson
	Motorcycle Trust	5.220%	3/15/12	700	699
[2]	Harley-Davidson
	Motorcycle Trust	5.100%	5/15/12	550	549
[2,4]	Harley-Davidson
	Motorcycle Trust	5.040%	10/15/12	609	608

5

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2]	Honda Auto Receivables
	Owner Trust	4.610%	8/17/09	41	41
[2]	Honda Auto Receivables
	Owner Trust	5.100%	3/18/11	1,300	1,308
[2]	Honda Auto Receivables
	Owner Trust	5.460%	5/23/11	600	607
[2]	Honda Auto Receivables
	Owner Trust	4.470%	1/18/12	850	855
[2]	Honda Auto Receivables
	Owner Trust	5.090%	7/18/13	130	131
[2]	Hyundai Auto Receivables Trust	5.110%	4/15/11	950	960
[2]	John Deere Owner Trust	5.040%	7/15/11	752	757
[2]	JP Morgan Mortgage Trust	5.299%	7/25/35	1,789	1,679
[2]	JPMorgan Chase Commercial
	Mortgage Securities	6.260%	3/15/33	141	146
[2]	JPMorgan Chase Commercial
	Mortgage Securities	4.625%	3/15/46	500	499
[2]	JPMorgan Chase Commercial
	Mortgage Securities	5.298%	5/15/47	400	394
[2]	JPMorgan Chase Commercial
	Mortgage Securities	5.992%	6/15/49	1,200	1,193
[2]	JPMorgan Chase Commercial
	Mortgage Securities	5.629%	2/12/51	550	541
[2]	JPMorgan Chase Commercial
	Mortgage Securities	5.827%	2/15/51	1,020	1,011
[2,3,4]	Kildare Securities Ltd.	2.756%	12/10/43	1,234	1,200
[2]	LB-UBS Commercial
	Mortgage Trust	5.303%	2/15/40	800	783
[2]	LB-UBS Commercial
	Mortgage Trust	5.318%	2/15/40	500	491
[2]	Master Adjustable Rate
	Mortgages Trust	3.810%	4/25/34	245	221
[2]	MBNA Credit Card
	Master Note Trust	3.650%	3/15/11	200	200
[2]	MBNA Credit Card
	Master Note Trust	4.900%	7/15/11	200	201
[2]	MBNA Credit Card
	Master Note Trust	4.500%	1/15/13	450	453
[2]	Merrill Lynch Mortgage
	Investors, Inc.	4.382%	2/25/33	143	138
[2]	Merrill Lynch Mortgage
	Investors, Inc.	4.743%	7/25/33	76	73
[2]	Merrill Lynch Mortgage
	Investors, Inc.	4.562%	2/25/34	132	127
[2]	Merrill Lynch Mortgage
	Investors, Inc.	5.494%	5/25/36	892	855
[2]	Merrill Lynch Mortgage Trust	4.556%	6/12/43	385	383
[2]	Merrill Lynch Mortgage Trust	5.918%	6/12/50	900	892
[2]	Merrill Lynch Mortgage Trust	5.425%	2/12/51	100	97
[2]	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.282%	8/12/48	500	488
[2]	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.693%	6/12/50	250	247
[2]	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.331%	3/12/51	400	391
[2]	Morgan Stanley Capital I	5.803%	6/13/42	1,850	1,831

[2]	Morgan Stanley Capital I	5.374%	3/12/44	570	568
[2]	Morgan Stanley Capital I	5.623%	12/12/49	400	393
[2]	Morgan Stanley Capital I	5.090%	10/12/52	475	471
[2,3]	Morgan Stanley Dean Witter
	Credit Card Home Equity
	Line of Credit Trust	2.752%	11/25/15	76	65
[2]	Morgan Stanley Mortgage
	Loan Trust	4.063%	2/25/34	306	298
[2]	Morgan Stanley Mortgage
	Loan Trust	5.426%	6/25/36	855	819
[2,3]	National City Credit Card
	Master Trust	2.521%	8/15/12	1,200	1,158
[2,3]	National City Credit Card
	Master Trust	2.521%	3/17/14	575	541
[2]	Nissan Auto Receivables
	Owner Trust	3.990%	7/15/09	66	66
[2]	Nissan Auto Receivables
	Owner Trust	4.190%	7/15/09	31	31
[2]	Nissan Auto Receivables
	Owner Trust	4.740%	9/15/09	226	227
[2,3]	Nissan Auto Receivables
	Owner Trust	2.501%	7/15/10	700	700
[2]	Nissan Auto Receivables
	Owner Trust	5.030%	5/16/11	260	262
[2]	Nissan Auto Receivables
	Owner Trust	3.890%	8/15/11	400	397
[2]	Nissan Auto Receivables
	Owner Trust	4.460%	4/16/12	850	852
[2]	Nissan Auto Receivables
	Owner Trust	5.450%	6/15/12	600	609
[2,3,4]	Nordstrom Private Label
	Credit Card Master Trust	2.531%	5/15/15	2,000	1,950
[2,3]	Permanent Master Issuer PLC	2.763%	1/15/16	700	682
[2]	PG&E Energy Recovery
	Funding LLC	4.140%	9/25/12	850	850
[2]	PG&E Energy Recovery
	Funding LLC	4.370%	6/25/14	1,000	985
[2]	Provident Funding Mortgage
	Loan Trust	4.039%	4/25/34	468	440
[2]	Residential Funding Mortgage
	Securities I	5.847%	8/25/36	1,250	1,064
[2]	Residential Funding Mortgage
	Securities I	5.956%	9/25/36	499	456
[2]	Salomon Brothers Mortgage
	Securities VII	4.112%	9/25/33	560	538
[2]	Sequoia Mortgage Trust	5.592%	9/20/46	1,545	1,279
[2,3]	Swift Master Auto
	Receivables Trust	2.571%	6/15/12	300	284
[2,3]	Swift Master Auto
	Receivables Trust	3.121%	10/15/12	200	190
[2]	Thornburg Mortgage
	Securities Trust	3.299%	3/25/44	282	276
[2]	USAA Auto Owner Trust	4.550%	2/16/10	190	190
[2]	USAA Auto Owner Trust	4.900%	2/15/12	700	703
[2]	USAA Auto Owner Trust	4.160%	4/16/12	320	319
[2]	USAA Auto Owner Trust	4.640%	10/15/12	1,700	1,696
[2]	USAA Auto Owner Trust	4.500%	10/15/13	660	653
[2,3]	Volkswagen Credit Auto
	Master Trust	2.502%	7/20/10	1,125	1,124

[2,3]	Wachovia Asset
	Securitization, Inc.	2.743%	6/25/33	47	37
[2]	Wachovia Auto Loan
	Owner Trust	5.100%	7/20/11	421	423
[2]	Wachovia Auto Owner Trust	5.390%	9/20/11	575	580
[2]	Wachovia Bank Commercial
	Mortgage Trust	5.569%	5/15/46	700	688
[2]	Wachovia Bank Commercial
	Mortgage Trust	5.275%	11/15/48	390	384
[2]	Washington Mutual Mortgage
	Pass-Through Certificates	6.543%	1/25/33	36	36
[2]	Washington Mutual Mortgage
	Pass-Through Certificates	3.842%	8/25/33	91	88
[2]	Washington Mutual Mortgage
	Pass-Through Certificates	4.033%	9/25/33	130	126
[2]	Wells Fargo Home Equity Trust	3.970%	5/25/34	508	494
[2]	Wells Fargo Mortgage Backed
	Securities Trust	5.635%	10/25/36	1,491	1,351
[2]	World Omni Auto
	Receivables Trust	5.010%	10/15/10	406	407
[2]	World Omni Auto
	Receivables Trust	5.230%	2/15/11	400	402
[2]	World Omni Auto
	Receivables Trust	3.940%	10/15/12	360	356
					119,399

6

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Finance (30.5%)
	Banking (15.5%)
	AmSouth Bank NA	6.125%	3/1/09	500	504
[3,4]	ANZ National Bank
	International Ltd.	2.797%	8/7/09	400	399
	Astoria Financial Corp.	5.750%	10/15/12	250	236
[2,4]	Banco Mercantil del Norte	6.135%	10/13/16	450	438
[2,4]	Banco Mercantil del Norte
	SA (Cayman Islands)	5.875%	2/17/14	800	799
[3,4]	Banco Santander Chile	3.027%	12/9/09	400	392
[2]	Bank of America
	Capital Trust XIV	5.630%	12/31/49	2,361	1,854
	Bank of America Corp.	5.375%	8/15/11	631	638
	Bank of America Corp.	4.875%	1/15/13	1,000	971
[3]	Bank of Ireland	2.863%	12/18/09	1,400	1,376
	Bank of New York Co., Inc.	5.050%	3/3/09	800	807
	Bank of New York Co., Inc.	5.410%	5/15/09	700	710
	Bank of New York Mellon	7.300%	12/1/09	100	105
	Bank of New York Mellon	4.950%	1/14/11	300	303
	Bank of New York Mellon	4.950%	11/1/12	50	50
	Bank of New York Mellon	4.500%	4/1/13	275	269
[4]	Bank of Scotland PLC	4.000%	9/15/09	2,000	1,963
[3]	Barclays Bank PLC	2.826%	8/10/09	1,050	1,045
	Barclays Bank PLC	7.400%	12/15/09	150	155
	Barclays Bank PLC	5.450%	9/12/12	450	456
[2,4]	Barclays Bank PLC	7.375%	12/15/49	100	99
	BB&T Corp.	6.500%	8/1/11	1,375	1,405
[3,4]	BBVA US Senior S.A.
	Unipersonal	2.786%	4/17/09	2,500	2,493
[4]	BNP Paribas	5.125%	1/15/15	500	481
[3]	Branch Banking & Trust Co.	2.732%	9/2/08	400	400
[3,4]	BTMU Curacao Holdings NV	3.129%	12/19/16	835	760
[3]	Capital One Bank FSB	2.888%	3/13/09	1,100	1,092
[2,4]	CBG Florida REIT Corp.	7.114%	2/15/49	560	187
[3]	Charter One Bank N.A.	2.957%	4/24/09	630	628
	Charter One Bank N.A.	5.500%	4/26/11	380	385
[3]	Citigroup Global Markets	2.914%	3/17/09	1,300	1,293
[3]	Citigroup, Inc.	2.817%	6/9/09	1,735	1,722
	Citigroup, Inc.	5.250%	2/27/12	100	99
	Citigroup, Inc.	5.500%	8/27/12	935	922
	Citigroup, Inc.	5.500%	4/11/13	2,365	2,284
[2]	Citigroup, Inc.	8.400%	4/29/49	1,750	1,619
[4]	Commonwealth Bank
	of Australia	5.000%	11/6/12	500	504
[2,4]	Commonwealth Bank
	of Australia	6.024%	3/15/49	450	388
[3,4]	Compass Bank	3.310%	10/9/09	1,070	1,065
[3,4]	Credit Agricole	2.696%	5/28/10	2,125	2,105
[2,4]	Credit Agricole	6.637%	5/31/49	175	147
	Credit Suisse
	First Boston USA, Inc.	4.125%	1/15/10	450	451
[3]	Credit Suisse
	First Boston USA, Inc.	2.876%	8/15/10	600	591
	Credit Suisse
	First Boston USA, Inc.	5.250%	3/2/11	300	305
	Credit Suisse

	First Boston USA, Inc.	5.500%	8/16/11	250	256
	Credit Suisse
	First Boston USA, Inc.	6.125%	11/15/11	310	317
	Deutsche Bank Financial, Inc.	7.500%	4/25/09	445	461
[3,4]	Deutsche Bank Financial, Inc.	3.219%	4/30/09	270	270
[3]	Deutsche Bank
	New York Branch	2.828%	8/21/09	1,050	1,047
[4]	Development Bank of
	Singapore Ltd.	7.875%	8/10/09	460	477
[3,4]	Development Bank of
	Singapore Ltd.	2.940%	5/16/17	1,250	1,156
[3,4]	DnB NOR Bank ASA	2.780%	10/13/09	1,400	1,390
	Fifth Third Bank	3.375%	8/15/08	1,000	1,000
	Fifth Third Bank	6.250%	5/1/13	350	321
[3]	First Tennessee Bank	2.954%	12/17/09	500	494
	FirstStar Bank	7.125%	12/1/09	85	89
	HSBC Bank PLC	6.950%	3/15/11	400	416
[3]	HSBC Bank USA	2.906%	12/14/09	1,500	1,488
[4]	ICICI Bank Ltd.	5.750%	1/12/12	200	194
[2]	Independence Community Bank	3.750%	4/1/14	315	253
	JPMorgan Chase & Co.	4.600%	1/17/11	1,800	1,800
	JPMorgan Chase & Co.	4.850%	6/16/11	500	503
	JPMorgan Chase & Co.	6.625%	3/15/12	460	481
	JPMorgan Chase & Co.	5.375%	10/1/12	1,165	1,177
	JPMorgan Chase & Co.	4.750%	5/1/13	800	770
[2]	JPMorgan Chase & Co.	4.891%	9/1/15	560	549
[2]	JPMorgan Chase & Co.	7.900%	12/29/49	450	420
	KeyCorp	4.700%	5/21/09	300	301
[3]	KeyCorp	2.582%	5/26/09	430	425
	KeyCorp	6.500%	5/14/13	500	441
[2,4]	Lloyds TSB Group PLC	6.267%	11/14/49	475	389
[2,4]	Manufacturers &
	Traders Trust Co.	4.291%	4/1/13	400	384
	Marshall & Ilsley Bank	5.150%	2/22/12	500	481
[2]	Mellon Capital IV	6.244%	6/29/49	750	626
	Mellon Funding Corp.	3.250%	4/1/09	1,150	1,148
	National Australia Bank	8.600%	5/19/10	420	449
	North Fork Bancorp., Inc.	5.875%	8/15/12	134	128
[3]	PNC Funding Corp.	2.495%	6/12/09	525	521
	PNC Funding Corp.	5.125%	12/14/10	660	661
[3]	Regions Financial Corp.	2.837%	8/8/08	2,000	1,983
	Regions Financial Corp.	6.375%	5/15/12	375	370
	Republic New York Corp.	5.875%	10/15/08	210	211
	Santander Finance Issuances	6.375%	2/15/11	400	412
[3,4]	Santander U.S. Debt,
	S.A. Unipersonal	2.733%	11/20/09	2,700	2,674
	Sanwa Bank Ltd.	7.400%	6/15/11	250	266
[4]	Scotland International Finance	7.700%	8/15/10	900	952
	Skandinaviska Enskilda Banken	6.875%	2/15/09	325	330
[2,4]	Societe Generale	5.922%	12/5/49	200	168
	Sovereign Bancorp, Inc.	4.800%	9/1/10	170	150
[2]	Sovereign Bank	4.375%	8/1/13	45	37
[2]	State Street Capital Trust	8.250%	12/29/49	175	177
	State Street Corp.	7.650%	6/15/10	175	184
[3]	SunTrust Banks, Inc.	2.802%	6/2/09	1,350	1,342
	Toronto Dominion Bank NY	6.150%	10/15/08	100	100
[3,4]	Unicredit Luxembourg Finance	3.050%	1/13/17	1,175	1,096
	US Bank NA	5.700%	12/15/08	350	354
[2]	USB Capital IX	6.189%	4/15/49	1,190	891

[2,4]	USB Realty Corp.	6.091%	12/15/49	270	189
[2]	Wachovia Capital Trust III	5.800%	3/15/42	585	404
[3]	Wachovia Corp.	2.949%	10/28/08	2,100	2,099
	Wachovia Corp.	6.000%	10/30/08	225	226
	Wachovia Corp.	6.375%	2/1/09	200	202
	Wachovia Corp.	6.150%	3/15/09	350	355
[3]	Wachovia Corp.	2.843%	10/15/11	550	523
	Wachovia Corp.	5.300%	10/15/11	425	418
	Wachovia Corp.	5.500%	5/1/13	700	678
[2]	Wachovia Corp.	7.980%	2/28/49	425	391
	Washington Mutual Bank	5.550%	6/16/10	210	194
	Washington Mutual Bank	6.875%	6/15/11	517	445
	Wells Fargo & Co.	4.625%	8/9/10	120	121
	Wells Fargo & Co.	4.875%	1/12/11	1,500	1,520
	Wells Fargo & Co.	5.250%	10/23/12	225	223
	Wells Fargo & Co.	4.375%	1/31/13	325	310
	Wells Fargo Bank NA	6.450%	2/1/11	1,396	1,464
[3]	Zions Bancorp.	4.196%	12/10/09	1,400	1,394

	Brokerage (3.8%)
[3]	Bear Stearns Co., Inc.	2.947%	9/9/09	2,010	1,992
	Bear Stearns Co., Inc.	4.500%	10/28/10	387	383
[3]	Bear Stearns Co., Inc.	3.129%	1/31/11	110	107
[2]	Goldman Sachs Capital II	5.793%	6/1/49	425	301
[3]	Goldman Sachs Group, Inc.	3.250%	7/23/09	160	159

7

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[3]	Goldman Sachs Group, Inc.	2.881%	12/23/09	250	246
[3]	Goldman Sachs Group, Inc.	2.882%	3/2/10	1,200	1,180
[3]	Goldman Sachs Group, Inc.	3.101%	6/28/10	2,045	2,000
	Goldman Sachs Group, Inc.	5.625%	1/15/17	130	121
	Goldman Sachs Group, Inc.	6.150%	4/1/18	500	486
	Jefferies Group Inc.	5.875%	6/8/14	150	138
[3]	Lehman Brothers Holdings, Inc.	2.778%	8/21/09	550	528
[3]	Lehman Brothers Holdings, Inc.	2.820%	11/16/09	880	840
[3]	Lehman Brothers Holdings, Inc.	2.778%	5/25/10	445	415
	Lehman Brothers Holdings, Inc.	5.750%	7/18/11	1,600	1,576
	Lehman Brothers Holdings, Inc.	5.625%	1/24/13	220	209
[3]	Lehman Brothers Holdings, Inc.	3.499%	8/19/65	210	162
[3]	Merrill Lynch & Co., Inc.	3.004%	2/5/10	1,385	1,328
	Merrill Lynch & Co., Inc.	4.250%	2/8/10	1,200	1,183
	Merrill Lynch & Co., Inc.	4.790%	8/4/10	645	638
	Merrill Lynch & Co., Inc.	5.770%	7/25/11	225	226
	Merrill Lynch & Co., Inc.	6.050%	8/15/12	425	410
	Merrill Lynch & Co., Inc.	5.450%	2/5/13	675	633
[3]	Morgan Stanley Dean Witter	2.993%	1/15/10	1,300	1,275
	Morgan Stanley Dean Witter	6.750%	4/15/11	1,074	1,107
	Morgan Stanley Dean Witter	5.250%	11/2/12	450	438
	Morgan Stanley Dean Witter	6.625%	4/1/18	1,115	1,061

	Finance Companies (5.3%)
[3]	American Express
	Centurion Bank	2.631%	11/16/09	225	223
	American Express
	Centurion Bank	5.200%	11/26/10	675	681
[3]	American Express Credit Corp.	2.543%	5/19/09	575	571
[3]	American Express Credit Corp.	2.606%	10/4/10	400	385
[4]	American Express Travel	5.250%	11/21/11	400	398
	American General Finance Corp.	4.625%	5/15/09	565	563
	American General Finance Corp.	5.375%	9/1/09	435	432
	American General Finance Corp.	3.875%	10/1/09	1,000	976
	American General Finance Corp.	4.875%	5/15/10	200	195
	American General Finance Corp.	5.200%	12/15/11	290	276
	American General Finance Corp.	4.875%	7/15/12	380	352
	Capital One Bank	5.000%	6/15/09	550	542
	Capital One Bank	6.500%	6/13/13	125	124
	CIT Group, Inc.	5.600%	4/27/11	1,225	1,003
	CIT Group, Inc.	5.800%	7/28/11	550	452
[3]	CIT Group, Inc.	2.935%	2/13/12	125	99
	Countrywide Financial Corp.	5.800%	6/7/12	265	249
	Countrywide Home Loan	6.250%	4/15/09	665	653
	Countrywide Home Loan	5.625%	7/15/09	390	381
	Countrywide Home Loan	4.000%	3/22/11	330	300
[3]	General Electric Capital Corp.	2.776%	5/10/10	1,600	1,589
	General Electric Capital Corp.	4.250%	9/13/10	1,830	1,852
	General Electric Capital Corp.	5.000%	12/1/10	925	945
	General Electric Capital Corp.	5.500%	4/28/11	960	989
	General Electric Capital Corp.	5.875%	2/15/12	200	207
	General Electric Capital Corp.	4.375%	3/3/12	400	395
	General Electric Capital Corp.	5.250%	10/19/12	2,170	2,181
	General Electric Capital Corp.	4.800%	5/1/13	1,375	1,348
[2]	General Electric Capital Corp.	6.375%	11/15/67	375	360
	HSBC Finance Corp.	4.125%	12/15/08	150	150

	HSBC Finance Corp.	4.125%	11/16/09	500	499
	HSBC Finance Corp.	4.625%	9/15/10	970	973
	HSBC Finance Corp.	5.250%	1/14/11	775	780
	HSBC Finance Corp.	5.700%	6/1/11	500	506
	International Lease Finance Corp.	3.500%	4/1/09	220	218
	International Lease Finance Corp.	4.750%	7/1/09	155	154
	International Lease Finance Corp.	4.875%	9/1/10	300	284
	International Lease Finance Corp.	5.450%	3/24/11	600	563
	International Lease Finance Corp.	5.750%	6/15/11	425	400
	International Lease Finance Corp.	4.750%	1/13/12	1,900	1,695
	International Lease Finance Corp.	6.375%	3/25/13	750	692
	iStar Financial Inc.	4.875%	1/15/09	770	739
	SLM Corp.	4.500%	7/26/10	1,000	916
	Insurance (4.2%)
	Berkshire Hathaway
	Finance Corp.	4.500%	1/15/13	1,710	1,704
	Chubb Corp.	5.472%	8/16/08	2,100	2,105
[2]	Chubb Corp.	6.375%	3/29/67	80	74
[2]	Everest Reinsurance
	Holdings, Inc.	6.600%	5/15/37	150	108
	Genworth Financial, Inc.	5.231%	5/16/09	600	604
	Hartford Financial
	Services Group, Inc.	5.550%	8/16/08	635	637
[4]	ING Security Life
	Institutional Funding	4.250%	1/15/10	200	200
[4]	Jackson National
	Life Insurance Co.	3.500%	1/22/09	300	299
	Jackson National
	Life Insurance Co.	5.375%	5/8/13	450	444
[4]	John Hancock Global Funding II	7.900%	7/2/10	1,000	1,069
[2,4]	Liberty Mutual Insurance Co.	7.000%	3/15/37	175	145
[2]	Lincoln National Corp.	6.050%	4/20/67	195	163
[3,4]	MassMutual Global Funding II	2.882%	4/21/11	2,700	2,632
[3,4]	MassMutual Global Funding II	2.832%	12/6/13	350	338
[3,4]	Merna Reinsurance Ltd.	4.551%	7/7/10	420	399
[3,4]	MetLife Global Funding I	2.879%	5/18/10	1,100	1,077
[3,4]	Monumental Global Funding II	2.770%	1/9/09	1,250	1,245
[4]	Monumental Global Funding II	4.375%	7/30/09	400	399
[4]	Monumental Global Funding II	4.625%	3/15/10	350	351
[4]	New York Life Global Funding	3.875%	1/15/09	600	599
[4]	New York Life Global Funding	4.625%	8/16/10	220	222
[4]	New York Life Global Funding	5.250%	10/16/12	220	223
[2,4]	Oil Insurance Ltd.	7.558%	6/30/49	300	259
[3,4]	Premium Asset Trust	2.863%	7/15/08	500	500
[4]	PRICOA Global Funding I	3.900%	12/15/08	1,050	1,052
[4]	PRICOA Global Funding I	4.200%	1/15/10	390	389
[4]	Principal Life Global	4.400%	10/1/10	200	202
	Principal Life Income Funding	5.125%	3/1/11	600	603
[2]	Progressive Corp.	6.700%	6/15/37	160	137
	Safeco Corp.	4.875%	2/1/10	200	198
[2]	Travelers Cos. Inc.	6.250%	3/15/37	350	298
[3]	UnitedHealth Group, Inc.	2.762%	3/2/09	425	421
	UnitedHealth Group, Inc.	5.125%	11/15/10	430	431
	UnitedHealth Group, Inc.	4.875%	2/15/13	220	213
	UnumProvident Corp.	5.859%	5/15/09	570	566
	WellPoint Inc.	4.250%	12/15/09	400	396
	Willis North America Inc.	5.125%	7/15/10	170	167
[4]	Xlliac Global Funding	4.800%	8/10/10	330	329
[2,4]	ZFS Finance USA Trust I	5.875%	5/9/32	325	282

Real Estate Investment Trusts (1.4%)
Arden Realty LP	5.200%	9/1/11	180	182
AvalonBay Communities, Inc.	8.250%	7/15/08	225	225
AvalonBay Communities, Inc.	7.500%	12/15/10	100	104
AvalonBay Communities, Inc.	5.500%	1/15/12	225	221
Boston Properties, Inc.	6.250%	1/15/13	268	271
Brandywine
Operating Partnership	5.750%	4/1/12	390	368
Developers Diversified
Realty Corp.	5.250%	4/15/11	170	162
Developers Diversified
Realty Corp.	5.375%	10/15/12	300	281
Health Care Property
Investors, Inc.	6.450%	6/25/12	300	287
Health Care REIT, Inc.	8.000%	9/12/12	475	482
HRPT Properties Trust	6.950%	4/1/12	450	443
Kimco Realty Corp.	4.820%	8/15/11	325	313
Liberty Property LP	6.375%	8/15/12	200	197
ProLogis	5.250%	11/15/10	514	508
ProLogis	5.500%	4/1/12	390	377
Regency Centers LP	7.950%	1/15/11	100	102
Simon Property Group Inc.	4.875%	3/18/10	900	898
Simon Property Group Inc.	4.875%	8/15/10	350	348

8

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Simon Property Group Inc.	5.300%	5/30/13	550	534
	United Dominion Realty Trust	6.500%	6/15/09	150	151
[4]	Westfield Capital Corp.	4.375%	11/15/10	450	436

	Other (0.3%)
[3]	Paccar Financial Corp.	2.769%	5/17/10	1,575	1,559
[2,4]	Parker Retirement
	Savings Plan Trust	6.340%	7/15/08	20	20
					155,412
Industrial (22.7%)
	Basic Industry (1.0%)
	Air Products & Chemicals Inc.	4.150%	2/1/13	300	294
[4]	ArcelorMittal	5.375%	6/1/13	900	888
	E.I. du Pont de Nemours & Co.	5.000%	1/15/13	775	782
	International Paper Co.	7.950%	6/15/18	175	174
	Lubrizol Corp.	5.875%	12/1/08	250	251
	Lubrizol Corp.	4.625%	10/1/09	637	633
	PPG Industries, Inc.	5.750%	3/15/13	380	385
	Rio Tinto Finance USA Ltd.	5.875%	7/15/13	550	553
	Rohm & Haas Co.	5.600%	3/15/13	470	468
	Weyerhaeuser Co.	6.750%	3/15/12	221	227
[3,4]	Xstrata Finance Dubai Ltd.	3.035%	11/13/09	250	247

	Capital Goods (2.9%)
	Allied Waste North America Inc.	6.875%	6/1/17	200	197
[4]	BAE Systems Holdings Inc.	4.750%	8/15/10	745	751
	Boeing Capital Corp.	6.100%	3/1/11	450	471
	Boeing Capital Corp.	6.500%	2/15/12	775	821
[2,4]	C8 Capital SPV Ltd.	6.640%	12/15/49	125	116
	Caterpillar Financial
	Services Corp.	2.700%	7/15/08	150	150
	Caterpillar Financial
	Services Corp.	4.500%	9/1/08	1,300	1,303
[3]	Caterpillar Financial
	Services Corp.	2.766%	3/10/09	800	798
[3]	Caterpillar Financial
	Services Corp.	2.766%	8/11/09	900	891
	Caterpillar Financial
	Services Corp.	4.300%	6/1/10	20	20
	Caterpillar Financial
	Services Corp.	4.250%	2/8/13	1,200	1,171
	CRH America Inc.	5.625%	9/30/11	675	661
[3]	Honeywell International, Inc.	2.848%	3/13/09	500	500
[3]	Honeywell International, Inc.	2.957%	7/27/09	200	200
	Honeywell International, Inc.	6.125%	11/1/11	185	196
	Honeywell International, Inc.	4.250%	3/1/13	325	321
[4]	Hutchison Whampoa
	International Ltd.	5.450%	11/24/10	550	557
	John Deere Capital Corp.	4.875%	3/16/09	225	228
	John Deere Capital Corp.	4.625%	4/15/09	1,080	1,093
[3]	John Deere Capital Corp.	2.999%	10/16/09	800	799
	Lafarge SA	6.150%	7/15/11	50	50
	Lockheed Martin Corp.	4.121%	3/14/13	100	96
[3]	Martin Marietta Material	3.049%	4/30/10	425	409
	Northrop Grumman Corp.	8.000%	10/15/09	100	105
	Northrop Grumman Corp.	7.125%	2/15/11	200	212

[4]	Oakmont Asset Trust	4.514%	12/22/08	410	410
	Raytheon Co.	4.850%	1/15/11	695	700
[3]	Textron Financial Corp.	2.810%	1/12/09	830	829
	Textron Financial Corp.	4.600%	5/3/10	270	269
	Textron Financial Corp.	5.400%	4/28/13	330	327
	Tyco International Group SA	6.375%	10/15/11	235	243
	Vulcan Materials Co.	6.300%	6/15/13	175	177

	Communication (4.4%)
	America Movil SA de C.V.	4.125%	3/1/09	375	375
	AT&T Inc.	4.125%	9/15/09	1,495	1,496
[3]	AT&T Inc.	2.884%	2/5/10	800	799
	AT&T Inc.	7.300%	11/15/11	1,130	1,197
	AT&T Inc.	4.950%	1/15/13	895	892
	British Sky Broadcasting Corp.	6.875%	2/23/09	115	117
	British Sky Broadcasting Corp.	8.200%	7/15/09	1,090	1,125
	British Telecommunications PLC	8.125%	12/15/10	1,580	1,698
	Comcast Cable
	Communications, Inc.	6.750%	1/30/11	490	509
	Comcast Corp.	5.850%	1/15/10	720	731
	Comcast Corp.	5.500%	3/15/11	640	643
	Cox Communications, Inc.	3.875%	10/1/08	125	125
	Cox Communications, Inc.	7.875%	8/15/09	563	580
	Cox Communications, Inc.	4.625%	1/15/10	600	594
	Cox Communications, Inc.	4.625%	6/1/13	100	93
	Deutsche Telekom
	International Finance	3.875%	7/22/08	476	476
	Deutsche Telekom
	International Finance	8.500%	6/15/10	525	555
	France Telecom	7.750%	3/1/11	430	457
[3]	Gannett Co., Inc.	2.838%	5/26/09	500	489
[2]	NYNEX Corp.	9.550%	5/1/10	101	106
	Telecom Italia Capital	4.000%	1/15/10	1,000	986
	Telecom Italia Capital	4.875%	10/1/10	300	298
	Telefonica Emisiones SAU	5.984%	6/20/11	1,350	1,379
	Telefonica Europe BV	7.750%	9/15/10	380	400
	Telefonos de Mexico SA	4.500%	11/19/08	1,995	2,000
	Telefonos de Mexico SA	4.750%	1/27/10	430	431
	Time Warner Cable Inc.	5.400%	7/2/12	250	247
	Time Warner Cable Inc.	6.200%	7/1/13	850	863
	Univision Communications, Inc.	3.875%	10/15/08	270	266
	Verizon Communications Corp.	5.250%	4/15/13	550	547
	Verizon Communications Corp.	5.500%	2/15/18	475	452
	Verizon Global Funding Corp.	7.250%	12/1/10	740	785
	Verizon Global Funding Corp.	6.875%	6/15/12	415	443
[4]	Vivendi	5.750%	4/4/13	450	445

	Consumer Cyclical (3.7%)
[3,4]	American Honda Finance	2.737%	3/9/09	1,130	1,128
[3,4]	American Honda Finance	2.776%	5/12/09	600	594
[4]	American Honda Finance	5.125%	12/15/10	520	530
[4]	American Honda Finance	4.625%	4/2/13	450	439
	Best Buy Co.	6.750%	7/15/13	350	352
	Centex Corp.	4.875%	8/15/08	165	165
	Centex Corp.	5.800%	9/15/09	205	195
	Centex Corp.	7.875%	2/1/11	120	116
	CVS Caremark Corp.	4.000%	9/15/09	225	224
[2,4]	CVS Caremark Corp.	6.117%	1/10/13	537	532
[2]	CVS Caremark Corp.	6.302%	6/1/37	375	325

[3]	DaimlerChrysler
	North America Holding Corp.	3.403%	10/31/08	1,100	1,100
	DaimlerChrysler
	North America Holding Corp.	7.200%	9/1/09	250	257
	DaimlerChrysler
	North America Holding Corp.	4.875%	6/15/10	690	692
	DaimlerChrysler
	North America Holding Corp.	8.000%	6/15/10	110	116
	DaimlerChrysler
	North America Holding Corp.	6.500%	11/15/13	280	289
	Darden Restaurants Inc.	5.625%	10/15/12	150	145
	Federated Department
	Stores, Inc.	6.300%	4/1/09	310	310
	Gamestop Corp.	8.000%	10/1/12	275	285
[4]	Harley-Davidson Funding Corp.	5.250%	12/15/12	250	241
[4]	Harley-Davidson Inc.	5.000%	12/15/10	200	200
	International Speedway Corp.	4.200%	4/15/09	580	581
	J.C. Penney Co., Inc.	8.000%	3/1/10	100	103
	J.C. Penney Co., Inc.	9.000%	8/1/12	585	622
	K. Hovnanian Enterprises	6.250%	1/15/16	160	102
	KB Home	7.250%	6/15/18	200	175
	Lennar Corp.	5.125%	10/1/10	100	91
	Lennar Corp.	5.950%	10/17/11	150	131
	Lowe’s Cos., Inc.	8.250%	6/1/10	200	216
	Lowe’s Cos., Inc.	5.600%	9/15/12	425	437

9

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Macy’s Retail Holdings Inc.	5.950%	11/1/08	460	461
	Macy’s Retail Holdings Inc.	6.625%	4/1/11	385	380
	Macy’s Retail Holdings Inc.	4.800%	7/15/09	460	455
	McDonald’s Corp.	4.300%	3/1/13	550	542
	MGM Mirage, Inc.	6.750%	4/1/13	100	86
[4]	Nissan Motor Acceptance Corp.	4.625%	3/8/10	680	672
[4]	Nissan Motor Acceptance Corp.	5.625%	3/14/11	800	792
	Royal Caribbean Cruises	7.000%	6/15/13	250	223
	Target Corp.	5.375%	6/15/09	330	337
	Target Corp.	5.125%	1/15/13	220	223
[3]	The Walt Disney Co.	2.779%	7/16/10	450	447
	The Walt Disney Co.	5.700%	7/15/11	85	89
	The Walt Disney Co.	6.375%	3/1/12	35	37
[3]	Time Warner, Inc.	2.915%	11/13/09	500	489
	Time Warner, Inc.	6.875%	5/1/12	110	113
[2]	Toyota Motor Credit Corp.	2.750%	8/6/09	74	74
[3]	Viacom Inc.	3.126%	6/16/09	800	789
	Viacom Inc.	5.750%	4/30/11	100	100
	Wal-Mart Stores, Inc.	4.250%	4/15/13	1,325	1,316
	Western Union Co.	5.400%	11/17/11	500	497
	Yum! Brands, Inc.	8.875%	4/15/11	200	216

	Consumer Noncyclical (4.4%)
	Abbott Laboratories	3.750%	3/15/11	150	149
	Abbott Laboratories	5.600%	5/15/11	380	396
	Abbott Laboratories	5.150%	11/30/12	500	511
	AmerisourceBergen Corp.	5.625%	9/15/12	260	258
[3]	Amgen Inc.	2.726%	11/28/08	376	375
	Amgen Inc.	4.000%	11/18/09	950	954
[3]	AstraZeneca PLC	2.991%	9/11/09	850	848
	Baxter Finco, BV	4.750%	10/15/10	440	447
	Becton, Dickinson & Co.	7.150%	10/1/09	100	104
	Biogen Idec Inc.	6.000%	3/1/13	645	641
	Bristol-Myers Squibb Co.	5.250%	8/15/13	130	132
[4]	Cadbury Schweppes US Finance	3.875%	10/1/08	1,130	1,127
	Campbell Soup Co.	5.875%	10/1/08	500	503
[3]	Cardinal Health, Inc.	2.958%	10/2/09	425	418
[4]	Cargill Inc.	3.625%	3/4/09	570	569
[4]	Cargill Inc.	5.200%	1/22/13	450	444
[4]	Cosan Finance Ltd.	7.000%	2/1/17	100	97
	Covidien International	5.150%	10/15/10	420	427
	Diageo Capital PLC	5.200%	1/30/13	150	151
[3]	General Mills, Inc.	3.038%	1/22/10	650	641
	General Mills, Inc.	5.650%	9/10/12	320	327
	GlaxoSmithKline Capital Inc.	4.850%	5/15/13	780	777
	Hershey Foods Corp.	5.300%	9/1/11	125	128
	Hormel Foods Corp.	6.625%	6/1/11	100	105
	Hospira, Inc.	4.950%	6/15/09	460	458
[3]	Hospira, Inc.	3.281%	3/30/10	300	290
	Kellogg Co.	6.600%	4/1/11	1,120	1,172

	Kellogg Co.	5.125%	12/3/12	230	233
	Kellogg Co.	4.250%	3/6/13	350	341
	Kraft Foods, Inc.	4.125%	11/12/09	1,025	1,022
	Kraft Foods, Inc.	5.625%	8/11/10	300	308
	Kroger Co.	7.250%	6/1/09	335	344
	Kroger Co.	6.200%	6/15/12	65	67
	Kroger Co.	5.000%	4/15/13	400	392
	Medco Health Solutions	6.125%	3/15/13	700	702
	Medtronic Inc.	4.375%	9/15/10	400	405
	Molson Coors Capital Finance	4.850%	9/22/10	150	150
[4]	Pepsi Bottling Holdings Inc.	5.625%	2/17/09	600	607
	PepsiAmericas Inc.	6.375%	5/1/09	220	224
	PepsiAmericas Inc.	5.625%	5/31/11	110	112
	Pepsico, Inc.	4.650%	2/15/13	220	223
	Philips Electronics NV	4.625%	3/11/13	335	332
	Quest Diagnostic, Inc.	5.125%	11/1/10	200	200
	Reynolds American Inc.	7.625%	6/1/16	75	78
[3,4]	SABMiller PLC	2.998%	7/1/09	325	324
[4]	SABMiller PLC	6.200%	7/1/11	625	640
[3]	Safeway, Inc.	3.158%	3/27/09	400	396
	Safeway, Inc.	7.500%	9/15/09	700	725
	Safeway, Inc.	4.950%	8/16/10	325	327
	Smithfield Foods, Inc.	7.750%	7/1/17	150	126
	Sysco Corp.	4.200%	2/12/13	220	216
	Whirlpool Corp.	5.500%	3/1/13	325	321
	Wyeth	6.950%	3/15/11	950	1,006
	Wyeth	5.500%	3/15/13	150	153

	Energy (2.3%)
	Anadarko Finance Co.	6.750%	5/1/11	360	373
[3]	Anadarko Petroleum Corp.	3.176%	9/15/09	1,890	1,866
	Canadian Natural Resources	6.700%	7/15/11	200	208
	Canadian Natural Resources	5.150%	2/1/13	330	331
[4]	Canadian Oil Sands	4.800%	8/10/09	296	296
	Conoco Funding Co.	6.350%	10/15/11	1,985	2,103
	ConocoPhillips	8.750%	5/25/10	655	713
	ConocoPhillips	9.375%	2/15/11	350	391
	Devon Financing Corp.	6.875%	9/30/11	890	942
	Kerr McGee Corp.	6.875%	9/15/11	925	968
	Marathon Oil Corp.	6.125%	3/15/12	570	585
[2,4]	Petroleum Co. of
	Trinidad & Tobago	6.000%	5/8/22	150	142
[2,4]	PF Export Receivables
	Master Trust	3.748%	6/1/13	181	171
[2,4]	PF Export Receivables
	Master Trust	6.436%	6/1/15	322	317
	Shell International Finance	5.625%	6/27/11	569	597
	Transocean Inc.	5.250%	3/15/13	260	260
	Valero Energy Corp.	3.500%	4/1/09	275	273
	Weatherford International Inc.	5.150%	3/15/13	400	395
	XTO Energy, Inc.	5.900%	8/1/12	650	662

	Technology (2.1%)

	Agilent Technologies Inc.	6.500%	11/1/17	200	195
[3]	Cisco Systems Inc.	2.738%	2/20/09	300	300
	Cisco Systems Inc.	5.250%	2/22/11	575	591
[4]	Dell Inc.	4.700%	4/15/13	905	879
	Dun & Bradstreet Corp.	6.000%	4/1/13	600	598
	Fiserv, Inc.	6.125%	11/20/12	560	558
[3]	Hewlett-Packard Co.	2.836%	6/15/10	525	521
	International Business
	Machines Corp.	4.250%	9/15/09	1,175	1,186
	International Business
	Machines Corp.	4.950%	3/22/11	1,700	1,744
	International Business
	Machines Corp.	4.750%	11/29/12	200	197
	Intuit Inc.	5.400%	3/15/12	200	196
	Lexmark International Inc.	5.900%	6/1/13	500	487
[3]	Oracle Corp.	2.738%	5/14/10	2,100	2,086
	Oracle Corp.	4.950%	4/15/13	487	491
	Pitney Bowes Credit Corp.	5.750%	8/15/08	285	286
	Xerox Corp.	6.875%	8/15/11	270	279

	Transportation (1.8%)
[2]	American Airlines, Inc.	3.857%	7/9/10	186	170
	American Airlines, Inc.	6.817%	5/23/11	179	154
	American Airlines, Inc.	7.858%	10/1/11	360	334
	Burlington Northern
	Santa Fe Corp.	5.900%	7/1/12	300	309
	Canadian National Railway Co.	6.375%	10/15/11	170	178
	Continental Airlines, Inc.	7.056%	9/15/09	95	92
[2]	Continental Airlines, Inc.	6.900%	1/2/18	75	67
[2]	Continental Airlines, Inc.	9.798%	4/1/21	181	144
	CSX Corp.	4.875%	11/1/09	125	125
	CSX Corp.	6.750%	3/15/11	400	414
	Delta Air Lines, Inc.	7.570%	11/18/10	1,050	992
[2]	Delta Air Lines, Inc.	6.821%	8/10/22	243	206
[2]	Delta Air Lines, Inc.	8.021%	8/10/22	116	91

10

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[3,4]	ERAC USA Finance Co.	3.149%	4/30/09	200	193
[3,4]	ERAC USA Finance Co.	2.896%	8/28/09	500	476
[4]	ERAC USA Finance Co.	7.950%	12/15/09	235	237
[4]	ERAC USA Finance Co.	8.000%	1/15/11	200	203
	FedEx Corp.	3.500%	4/1/09	900	894
	FedEx Corp.	5.500%	8/15/09	400	406
	Greenbrier Co. Inc.	8.375%	5/15/15	125	116
[2,3]	JetBlue Airways Corp.	3.151%	12/15/13	399	353
[3]	JetBlue Airways Corp.	3.196%	3/15/14	625	482
[3]	JetBlue Airways Corp.	3.126%	11/15/16	440	328
	Norfolk Southern Corp.	8.625%	5/15/10	230	247
	Norfolk Southern Corp.	6.750%	2/15/11	370	388
	Norfolk Southern Corp.	5.257%	9/17/14	135	133
	Ryder System Inc.	6.000%	3/1/13	450	447
	TFM SA de CV	9.375%	5/1/12	170	179
	Union Pacific Corp.	7.250%	11/1/08	250	253
	Union Pacific Corp.	3.875%	2/15/09	100	100
	Union Pacific Corp.	3.625%	6/1/10	420	413
	Union Pacific Corp.	5.450%	1/31/13	100	100

	Other (0.1%)
	Briggs & Stratton Corp.	8.875%	3/15/11	430	441
					115,878
Utilities (4.5%)
	Electric (3.1%)
[4]	AES Panama SA	6.350%	12/21/16	200	196
[3]	Alabama Power Co.	2.828%	8/25/09	590	591
	Alabama Power Co.	4.850%	12/15/12	160	161
	American Water Capital Corp.	6.085%	10/15/17	675	650
	Appalachian Power Co.	5.650%	8/15/12	380	380
	Carolina Power & Light Co.	5.125%	9/15/13	110	111
	Consolidated Edison Co. of
	New York	8.125%	5/1/10	130	139
	Consumers Energy Co.	4.400%	8/15/09	220	220
	Consumers Energy Co.	4.000%	5/15/10	500	497
[2]	Dominion Resources, Inc.	6.300%	9/30/66	940	856
[4]	EDP Finance BV	5.375%	11/2/12	350	350
	FirstEnergy Corp.	6.450%	11/15/11	230	235
	Florida Power Corp.	4.500%	6/1/10	330	333
[3]	FPL Group Capital, Inc.	3.694%	6/17/11	550	550
	FPL Group Capital, Inc.	7.590%	7/10/18	450	454
[2]	FPL Group Capital, Inc.	6.350%	10/1/66	205	181
[2,4]	GWF Energy LLC	6.131%	12/30/11	170	176
[4]	Israel Electric Corp. Ltd.	7.250%	1/15/19	50	51
	MidAmerican Energy Co.	5.650%	7/15/12	750	771
	National Rural Utilities
	Cooperative Finance Corp.	5.500%	7/1/13	300	303
	Nevada Power Co.	6.500%	4/15/12	200	207
	Northeast Utilities	7.250%	4/1/12	345	363
	Northeast Utilities	5.650%	6/1/13	550	547

	Northern States Power Co.	4.750%	8/1/10		200	204
	Nstar	8.000%	2/15/10		200	212
	NStar Electric Co.	4.875%	10/15/12		130	130
	Ohio Power Co.	5.300%	11/1/10		370	372
[5]	Pacific Gas & Electric Co.	3.600%	3/1/09		1,000	1,001
	Pacific Gas & Electric Co.	4.200%	3/1/11		225	223
	PECO Energy Co.	5.950%	11/1/11		300	309
[3]	Pepco Holdings, Inc.	3.307%	6/1/10		250	247
	PPL Capital Funding, Inc.	4.330%	3/1/09		800	798
[2]	PPL Capital Funding, Inc.	6.700%	3/30/67		450	381
	PPL Electric Utilities Corp.	6.250%	8/15/09		430	439
	Public Service Co. of Colorado	4.375%	10/1/08		330	331
	Public Service Co. of Colorado	6.875%	7/15/09		512	526
	Public Service Co. of
	New Mexico	4.400%	9/15/08		150	150
	Public Service Electric & Gas	4.000%	11/1/08		850	850
[3]	Southern California Edison Co.	2.950%	2/2/09		150	150
	Southern California Edison Co.	7.625%	1/15/10		50	53
[4]	SP PowerAssets Ltd.	3.800%	10/22/08	500	499
	Tampa Electric Co.	6.875%	6/15/12	100	105
	Tampa Electric Co.	6.375%	8/15/12	167	172
	Wisconsin Energy Corp.	6.500%	4/1/11	400	418

	Natural Gas (1.4%)
	AGL Capital Corp.	7.125%	1/14/11	100	104
[2]	Enbridge Energy Partners	8.050%	10/1/37	105	97
	Energy Transfer Partners LP	6.000%	7/1/13	200	201
	Enterprise Products
	Operating LP	5.650%	4/1/13	575	574
[2]	Enterprise Products
	Operating LP	8.375%	8/1/66	450	454
[4]	Gulf South Pipeline Co.	5.750%	8/15/12	520	516
	Kinder Morgan
	Energy Partners LP	6.750%	3/15/11	100	103
[4]	NGPL Pipeco LLC	6.514%	12/15/12	550	557
	ONEOK Partners, LP	8.875%	6/15/10	200	215
	ONEOK Partners, LP	5.900%	4/1/12	200	202
	Plains All American Pipeline LP	4.750%	8/15/09	550	549
[3,4]	Rockies Express Pipeline LLC	5.100%	8/20/09	1,600	1,595
[4]	Rockies Express Pipeline LLC	6.250%	7/15/13	250	253
	Southern Union Co.	6.089%	2/16/10	420	423
[2]	Southern Union Co.	7.200%	11/1/66	400	328
	Teppco Partners, LP	5.900%	4/15/13	880	883
[2]	Trans-Canada Pipelines	6.350%	5/15/67	175	154
					23,100
Total Corporate Bonds (Cost $422,704)					413,789
Sovereign Bonds (U.S. Dollar-Denominated) (1.3%)
	China Development Bank	8.250%	5/15/09		400	416
[4]	Export-Import Bank of Korea	4.125%	2/10/09		450	451
	Export-Import Bank of Korea	5.500%	10/17/12		400	403
[4]	Gaz Capital SA	6.212%	11/22/16		300	278
	Korea Development Bank	4.750%	7/20/09		1,175	1,181
	Korea Development Bank	5.300%	1/17/13		450	449

	Petrobras International Finance	9.125%	7/2/13	125	144
[2,4]	Petroleum Export/Cayman	4.623%	6/15/10	311	314
[2,4]	Petroleum Export/Cayman	5.265%	6/15/11	364	361
[4]	Petronas Capital Ltd.	7.000%	5/22/12	100	108
[2,4]	Qatar Petroleum	5.579%	5/30/11	333	341
[2,4]	Ras Laffan Liquified
	Natural Gas Co.	3.437%	9/15/09	247	246
[2,4]	Ras Laffan Liquified
	Natural Gas Co. Ltd. II	5.298%	9/30/20	300	281
[4]	Republic of Trinidad & Tobago	9.875%	10/1/09	420	444
[4]	Taqa Abu Dhabi National
	Energy Co.	5.620%	10/25/12	200	201
[4]	Taqa Abu Dhabi National
	Energy Co.	5.875%	10/27/16	350	345
[4]	Trans Capital Investment	5.670%	3/5/14	575	538
Total Sovereign Bonds (Cost $6,548)					6,501
Tax-Exempt Municipal Bonds (0.3%)
	Minnesota GO	5.000%	8/1/11	620	655
	Minnesota GO	5.000%	8/1/12	655	698
Total Tax-Exempt Municipal Bonds (Cost $1,328)					1,353
Taxable Municipal Bonds (0.2%)
	Florida Hurricane Catastrophe
	Fund Finance Corp. Rev.	3.262%	10/15/12	1,090	1,023
	New York City NY IDA
	Special Fac. Rev.
	(American Airlines Inc.
	J.F.K International Project)	7.500%	8/1/16	75	69
Total Taxable Municipal Bonds (Cost $1,162)					1,092

11

Vanguard Short-Term Investment-Grade Portfolio

			Market
			Value•
	Coupon	Shares	($000)
Preferred Stocks (1.1%)
Southern California Edison Co.	5.349%	30,080	2,931
3 Goldman Sachs Group, Inc.	6.050%	46,000	822
Lehman Brothers Holdings	7.250%	700	563
3 Fannie Mae	5.948%	21,600	388
3 Bank of America Corp.	5.908%	16,750	284
Santander Financial	6.800%	9,200	201
3 SunTrust Banks, Inc.	6.224%	8,500	140
Aspen Insurance Holdings	7.401%	5,950	126
3 Zions Bancorp.	6.214%	6,675	92
3 Merrill Lynch & Co., Inc.	6.000%	3,400	46
Total Preferred Stocks (Cost $6,630)			5,593
Temporary Cash Investment (0.8%)
6 Vanguard Market Liquidity Fund
(Cost $4,338)	2.405%	4,337,587	4,338
Total Investments (99.1%) (Cost $515,125)			505,691
Other Assets and Liabilities—Net (0.9%)			4,687
Net Assets (100%)
Applicable to 49,021,334 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			510,378
Net Asset Value Per Share			$10.41

Statement of Assets and Liabilities
Assets
Investment in Securities, at Value			505,691
Receivables for Capital Shares Issued			21,387
Other Assets—Note B			6,900
Total Assets			533,978
Liabilities
Payables for Investment Securities Purchased			21,761
Other Liabilities			1,839
Total Liabilities			23,600
Net Assets			510,378

At June 30, 2008, net assets consisted of:[7]
	Amount	Per
	($000)	Share
Paid-in Capital	507,369	$10.34
Undistributed Net Investment Income	10,151.21
Accumulated Net Realized Gains	821.02
Unrealized Appreciation (Depreciation)
Investment Securities	(9,434)	(.19)
Futures Contracts	210	—
Swap Contracts	1,261.03
Net Assets	510,378	$10.41

•  See Note A in Notes to Financial Statements.

1  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

2  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3  Adjustable-rate security.

4  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the aggregate value of these securities was $65,624,000, representing 12.9% of net assets.

5  Securities with a value of $1,001,000 have been segregated as initial margin for open futures contracts.

6  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

7  See Note C in Notes to Financial Statements for the tax-basis components of net assets.

12

Vanguard Short-Term Investment-Grade Portfolio

Statement of Operations

Six Months Ended
June 30, 2008
($000)
Investment Income
Income
Dividends	88
Interest[1]	11,167
Total Income	11,255
Expenses
The Vanguard Group—Note B
Investment Advisory Services	22
Management and Administrative	271
Marketing and Distribution	53
Custodian Fees	6
Shareholders’ Reports	8
Total Expenses	360
Net Investment Income	10,895
Realized Net Gain (Loss)
Investment Securities Sold	126
Futures Contracts	1,396
Swap Contracts	874
Realized Net Gain (Loss)	2,396
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(8,714)
Futures Contracts	153
Swap Contracts	(177)
Change in Unrealized Appreciation
(Depreciation)	(8,738)
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,553

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	10,895	20,951
Realized Net Gain (Loss)	2,396	1,011
Change in Unrealized Appreciation (Depreciation)	(8,738)	2,935
Net Increase (Decrease) in Net Assets Resulting from Operations	4,553	24,897
Distributions
Net Investment Income	(20,849)	(18,056)
Realized Capital Gain	—	—
Total Distributions	(20,849)	(18,056)
Capital Share Transactions—Note E
Issued	88,374	113,002
Issued in Lieu of Cash Distributions	20,849	18,056
Redeemed	(46,130)	(75,073)
Net Increase (Decrease) from Capital Share Transactions	63,093	55,985
Total Increase (Decrease)	46,797	62,826
Net Assets
Beginning of Period	463,581	400,755
End of Period[2]	510,378	463,581

1  Interest income from an affiliated company of the portfolio was $205,000.

2  Net Assets—End of Period includes undistributed net investment income of $10,151,000 and $19,732,000.

13

Vanguard Short-Term Investment-Grade Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2008	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.77	$10.63	$10.52	$10.62	$10.74	$10.71
Investment Operations
Net Investment Income	.24[1]	.52[1]	.47	.38	.33	.31
Net Realized and Unrealized Gain (Loss)
on Investments	(.13)	.09	.03	(.14)	(.11)	.06
Total from Investment Operations	.11	.61	.50	.24	.22	.37
Distributions
Dividends from Net Investment Income	(.47)	(.47)	(.39)	(.34)	(.34)	(.34)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.47)	(.47)	(.39)	(.34)	(.34)	(.34)
Net Asset Value, End of Period	$10.41	$10.77	$10.63	$10.52	$10.62	$10.74

Total Return	1.01%	5.93%	4.92%	2.34%	2.07%	3.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$510	$464	$401	$373	$394	$390
Ratio of Total Expenses to
Average Net Assets	0.15%*	0.15%	0.15%	0.15%	0.15%	0.20%
Ratio of Net Investment Income to
Average Net Assets	4.52%*	4.92%	4.55%	3.58%	3.16%	3.49%
Portfolio Turnover Rate	37%*	59%	48%	35%	49%	59%

1  Calculated based on average shares outstanding.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Vanguard Short-Term Investment-Grade Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Swap Contracts: The portfolio has sold credit protection through credit default swaps, to simulate investments in long bond positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, the seller of the credit protection receives a periodic payment amount (premium) from the buyer that is a fixed percentage amount applied to a notional principal amount. In return, the seller agrees to pay the buyer the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount if the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap.

The portfolio has also entered into interest rate swap transactions. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the counterparty requires the portfolio to take delivery upon occurrence of a credit event (for selling credit protection), periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss). The primary risks associated with selling credit protection are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio from the buyer will be significantly less than the amount paid by the portfolio for such instrument, and that the debt instrument will be illiquid. A primary risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the portfolio.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2007) and for the period ended June 30, 2008, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

15

Vanguard Short-Term Investment-Grade Portfolio

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2008, the portfolio had contributed capital of $40,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Realized and unrealized gains (losses) on certain of the portfolio’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the portfolio’s income dividends to shareholders is offset by a change in principal return. Realized gains of $373,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2007, the portfolio had available realized losses of $1,288,000 to offset future net capital gains of $816,000 through December 31, 2013, and $472,000 through December 31, 2014. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2008; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At June 30, 2008, the cost of investment securities for tax purposes was $515,125,000. Net unrealized depreciation of investment securities for tax purposes was $9,434,000, consisting of unrealized gains of $2,360,000 on securities that had risen in value since their purchase and $11,794,000 in unrealized losses on securities that had fallen in value since their purchase.

At June 30, 2008, the aggregate settlement value of open futures contracts expiring in September 2008 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
2-Year Treasury Note	154	32,525	243
5-Year Treasury Note	(182)	20,121	(26)
10-Year Treasury Note	(18)	2,051	(7)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

16

Vanguard Short-Term Investment-Grade Portfolio

At June 30, 2008, the portfolio had the following open swap contracts:

Credit Default Swaps
					Unrealized
			Notional	Premium	Appreciation
	Termination		Amount	Received	(Depreciation)
Reference Entity	Date	Dealer[1]	($000)	(Paid)	($000)
Credit Protection Sold
Procter & Gamble	9/20/08	DBS	2,500	0.12%	(1)
Burlington Northern
Santa Fe Corp.	6/20/12	DBS	400	0.40%	(3)
Johnson & Johnson	9/20/12	GS	410	0.07%	(1)
Johnson & Johnson	9/20/12	UBS	160	0.08%	(1)
Lehman Brothers Holdings Inc.	12/20/12	BA	325	1.19%	(21)
Credit Protection Purchased
AT&T Inc.	6/20/13	GS	300	(1.04%)	(3)
					(30)

Interest Rate Swaps
			Fixed	Floating	Unrealized
		Notional	Interest Rate	Interest Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Dealer[1]	($000)	(Paid)	(Paid)	($000)
9/19/08	LEH	2,700	4.743%	(2.809%)[2]	10
3/1/09	WB	3,600	4.858%	(2.682%)[2]	38
3/10/09	LEH	800	5.628%	(2.696%)[2]	13
4/17/09	LEH	2,500	5.637%	(2.716%)[2]	46
5/18/09	LEH	1,000	5.601%	(2.719%)[2]	20
6/2/09	DBS	1,350	3.765%	(2.682%)[2]	6
6/9/09	LEH	1,735	5.636%	(2.677%)[2]	37
8/11/09	WB	900	2.380%	(2.716%)[2]	(10)
8/21/09	LEH	2,010	5.274%	(2.678%)[2]	42
8/21/09	LEH	2,840	5.079%	(2.678%)[2]	53
9/15/09	LEH	3,640	3.855%	(2.776%)[2]	19
9/17/09	WB	1,593	2.418%	(2.482%)[3]	(18)
10/2/09	LEH	1,075	5.073%	(2.688%)[2]	22
10/13/09	LEH	1,400	5.052%	(2.710%)[2]	29
10/26/09	LEH	1,380	5.170%	(2.907%)[2]	31
11/16/09	WB	225	2.430%	(2.471%)[3]	(3)
11/16/09	LEH	880	4.641%	(2.720%)[2]	14
11/20/09	LEH	2,700	4.979%	(2.695%)[2]	56
12/9/09	LEH	400	5.414%	(2.677%)[2]	11
12/14/09	LEH	1,500	5.414%	(2.776%)[2]	41
12/17/09	LEH	500	5.413%	(2.814%)[2]	14
12/18/09	LEH	1,400	5.063%	(2.813%)[2]	32
12/23/09	LEH	250	5.045%	(2.801%)[2]	6
2/15/10	WB	4,000	5.468%	(2.471%)[3]	124
5/1/10	LEH	325	5.250%	(2.873%)[2]	10
5/10/10	LEH	1,600	5.239%	(2.716%)[2]	49
5/15/10	LEH	4,120	4.828%	(2.676%)[2]	95
5/15/10	LEH	1,580	5.243%	(2.471%)[3]	48
5/16/10	LEH	1,050	5.250%	(2.720%)[2]	32
5/18/10	BZW	1,100	2.553%	(2.719%)[2]	(20)
5/26/10	LEH	2,875	5.248%	(2.638%)[2]	90

17

Vanguard Short-Term Investment-Grade Portfolio

6/28/10	LEH	1,375	5.413%	(2.801%)[2]	49
7/17/10	WB	900	2.583%	(2.482%)[3]	(18)
7/21/10	LEH	4,535	5.038%	(2.818%)[2]	129
8/15/10	JPM	12,000	4.043%	(2.814%)[2]	102
8/15/10	LEH	600	5.418%	(2.676%)[2]	22
11/15/10	LEH	1,800	5.423%	(2.471%)[3]	70
					1,291

D. During the six months ended June 30, 2008, the portfolio purchased $93,813,000 of investment securities and sold $64,686,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $40,807,000 and $18,535,000, respectively.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2008	December 31, 2007
	Shares	Shares
	(000)	(000)
Issued	8,355	10,701
Issued in Lieu of Cash Distributions	1,997	1,748
Redeemed	(4,366)	(7,125)
Net Increase (Decrease) in Shares Outstanding	5,986	5,324

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the portfolio’s current fiscal period.

The various inputs that may be used to determine the value of the portfolio’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of June 30, 2008, based on the inputs used to value them:

	Investments	Futures	Swap
	in Securities	Contracts	Contracts
Valuation Inputs	($000)	($000)	($000)
Level 1—Quoted prices	9,931	210	—
Level 2—Other significant observable inputs	495,760	—	1,261
Level 3—Significant unobservable inputs	—	—	—
Total	505,691	210	1,261

1  BA—Bank of America, N.A.

BZW—Barclays Capital Inc.

DBS—Deutsche Bank AG.

GS—Goldman Sachs Capital Markets.

JPM—JP Morgan (Morgan Guaranty Trust Company of New York).

LEH—Lehman Brothers Special Financing Inc.

UBS—UBS AG.

WB—Wachovia Bank, N.A.

2  Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

3  Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

18

Vanguard Short-Term Investment-Grade Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•  Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Short-Term Investment-Grade Portfolio	12/31/2007	6/30/2008	Period[1]

Based on Actual Portfolio Return	$1,000.00	$1,010.09	$0.75
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.12	0.75

1  The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

19

Vanguard Short-Term Investment-Grade Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. Robert F. Auwaerter, head of Fixed Income Portfolio Management and principal of Vanguard, has been in the investment management business since 1978. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the portfolio had slightly outperformed its peer group, and that its performance results have been consistent with its investment strategies. Information about the portfolio’s most recent performance can be found on the Performance Summary page.

Cost

The board concluded that the portfolio’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory expense ratio was also well below its peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Small Company Growth Portfolio

Stocks fell sharply during the six months ended June 30, with broad market indexes dropping by about –11%. Small-capitalization stocks outpaced large-cap stocks during the period, and small-cap growth stocks bested their small-cap value counterparts.

In this market environment, the Small Company Growth Portfolio returned –14.8%, compared with the –7.9% return of its benchmark index. Wide disparities between the fund and its benchmark aren’t unusual because of its heavy concentration in a handful of sectors, such as information technology and health care. The portfolio also fell a few steps behind the average return of its peer group.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Energy sector results are positive, but disappointing

The performance of the Small Company Growth Portfolio was primarily affected by the advisors’ decisions involving a sector that makes up a sizable part of the portfolio (information technology) and one that represents a much smaller portion (energy).

The advisors’ stock selections in the tech sector—which represented about a quarter of assets, on average, during the period—proved to be disappointing. The sector returned –23%, compared with the benchmark’s –12%.

By contrast, the energy sector, which benefited from the surge in oil prices, contributed positively to return. While the portfolio did well, it missed some opportunities within the sector that would have generated greater returns as energy prices scaled new heights. Energy was the only sector to experience gains during the period.

After information technology, the health care sector, also equal to about a quarter of assets, was the next-largest detractor from the fund’s performance. Industrials and consumer discretionary, which together represented a bit more than a quarter of the portfolio’s assets, followed; both of these sectors are sensitive to the pace of economic activity, which, of course, has been slowing.

Financials also detracted from return, though the portfolio’s relatively limited exposure to troubled banks and brokerages helped limit the damage, at least compared with the broad market.

A new advisor was added to the portfolio

On February 26, 2008, Vanguard Quantitative Equity Group (QEG) joined the management team of the Small Company Growth Portfolio. QEG manages the portions of the portfolio previously managed by Grantham, Mayo, Van Otterloo & Co., LLC.

For more on the strategy and positioning of the Small Company Growth Portfolio, please see the Advisors’ Report that follows.

Total Returns
Six Months Ended
June 30, 2008
Small Company Growth Portfolio	–14.8%
Russell 2500 Growth Index	–7.9
Average Small-Cap Growth Fund[1]	–11.8

Annualized Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Average
		Small-Cap
	Portfolio	Growth Fund
Small Company Growth Portfolio	0.31%	1.61%

1	Derived from data provided by Lipper Inc.
2	Portfolio expense ratio reflects the six months ended June 30, 2008. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

1

Vanguard Small Company Growth Portfolio

Advisors’ Report

The Small Company Growth Portfolio returned –14.8% during the first half of 2008. This performance reflects the combined efforts of the portfolio’s two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the portfolio’s diversification.

The advisors, the percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment and how portfolio positioning reflects this assessment. (Please note that the Granahan discussion refers to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These reports were prepared on July 15, 2008.

Granahan Investment Management, Inc.

Portfolio Managers: John J. Granahan, CFA, Founder and President

Gary C. Hatton, CFA, Executive Vice President

Jane M. White,

Executive Vice President

Robert F. Granahan, CFA, Vice President

Susan M. McGarry, Vice President

The investment environment

In general, investors were focused on credit risk and liquidity, especially in the early months of the period. Government fiscal and monetary actions raised confidence temporarily, as reflected in a moderate rally. By the end of the period, however, concerns about the U.S. consumer and the prospects for economic growth had reasserted themselves, and stocks headed lower. Going forward, the positive factors include generally good corporate balance sheets outside the financial sector, plus apparently conservative earnings guidance from most U.S. companies. Uncertainties include the extent of any slowdowns in foreign economies and whether interest rates will rise domestically.

During the six months ended June 30, our portfolio was penalized by its underweighting in the strong energy sector and overweighting in the weak technology sector, as we describe below.

Successes

Although successes were not abundant in the past six months, there were some significant individual gainers in energy, health care, and even the consumer sectors of our portfolio. In the energy sector, St. Mary Land & Exploration (oil and natural gas exploration and production) and Carbo Ceramics (proppants for oilfield wells) led the way. Our health care holdings benefited from strong company fundamentals, such as those that characterize Illumina (gene analysis tools) and Cyberonics (implantable device for epilepsy), plus the acquisitions at a

Vanguard Small Company Growth Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Granahan Investment	68	438	Bases its investment process on the beliefs that
Management, Inc.			earnings drive stock prices and that small, dynamic
			companies with exceptional growth prospects have
			the greatest long-term potential. A bottom-up,
			fundamental approach places companies in one
			of three life-cycle categories: core growth, pioneer,
			and special situation. In each, the process looks for
			companies with strong earnings growth and
			leadership in their markets.
Vanguard Quantitative	27	173	Employs a quantitative fundamental management
Equity Group			approach, using models that assess valuation, market
			sentiment, and earnings quality of companies as
			compared with their peers.
Cash Investments[1]	5	29	—

1	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

2

Vanguard Small Company Growth Portfolio

premium of I-trax (health services) and Iomai (vaccine patches). Our consumer sectors benefited from two strong rebound stocks, Rent-a-Center (rent-to-own chain) and Marchex (online marketing services). In addition, Ross Stores (discount retailer) showed solid growth in the tough consumer environment.

Shortfalls

The technology sector hurt performance the most. Our underweighting in the strong energy sector was also a performance drag.

While reported earnings growth in our technology stocks was generally positive, concerns about future weakness in sales, plus uncertainty over whether strong foreign growth would continue, pressured most tech stocks. Casualties here included Riverbed Technology and Blue Coat Systems; both companies are involved with WAN (wide area network) optimization software, a product that offers excellent long-term growth potential. Another technology stock, Verifone Holdings, was penalized by investors for improper inventory accounting during the implementation of a new operating system.

In the energy sector, in addition to being underweighted compared with the benchmark, we emphasized the service side rather than the more buoyant exploration and production side. More domestic drilling would probably favor service companies.

Vanguard Quantitative Equity Group

James P. Stetler, Principal

We are pleased to be writing to you for the first time since we were entrusted with managing part of the Small Company Growth Portfolio in February of this year.

Our portfolio’s performance relative to its benchmark, the Russell 2500 Growth Index, results from our stock-evaluation methodology’s success or failure in correctly ranking stocks against their industry and market-cap peers.

This evaluation process uses three independent stock-selection models to rank companies on their relative valuation, market sentiment, and earnings-quality characteristics. When combined with our risk-control process, the resulting portfolio matches the benchmark’s exposure to industry, market capitalization, and other style risk factors. Relative to the benchmark, our portfolio will generally have a lower price/earnings profile, a return-on-equity premium, and a similar expected earnings growth rate and dividend yield.

When we dissect a performance period, there is often a noticeable contrast in the results of our stock-selection models. For this reporting period, both the market sentiment and earnings-quality models were positive contributors to performance, while the valuation model was a heavy detractor from our relative results. This disparity in model results is not unusual within a quantitatively driven investment process. Like diversification in asset classes, we want multiple signals that are not correlated with one another because we know that at any time a model, or group of models, may not perform well. However, over the long term, we do fully expect all of our models to be positive contributors to portfolio performance.

Looking within sectors, our stock-selection results were strongest in the consumer discretionary, energy, and materials sectors. Our results in the industrial and health care sectors were our weakest.

Over the long run, our quantitative process has demonstrated the ability to add value, and we continue to believe that a portfolio of securities with attractive valuations, high earnings quality, and market acceptance—coupled with disciplined risk control—can be an attractive component of a diversified investment plan.

We thank you for your investment and trust and look forward to the remainder of the fiscal year.

3

Vanguard Small Company Growth Portfolio

Portfolio Profile

As of June 30, 2008

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	638	1,536	4,746
Median Market Cap	$1.3B	$2.6B	$32.3B
Price/Earnings Ratio	26.0x	26.6x	17.0x
Price/Book Ratio	2.7x	3.4x	2.4x
Yield[3]	0.4%	0.6%	2.1%
Return on Equity	13.1%	16.0%	19.7%
Earnings Growth Rate	23.5%	21.8%	19.8%
Foreign Holdings	2.4%	0.0%	0.0%
Turnover Rate[4]	109%	—	—
Expense Ratio[4]	0.31%	—	—
Short-Term Reserves	1.0%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.95	0.79
Beta	1.04	1.26

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	11.2%	14.4%	8.7%
Consumer Staples	3.5	3.1	9.2
Energy	7.2	13.1	15.6
Financials	5.1	5.6	15.2
Health Care	24.6	18.5	11.7
Industrials	17.5	19.3	11.5
Information Technology	25.0	19.3	16.5
Materials	4.3	4.6	4.4
Telecommunication
Services	0.8	1.3	3.0
Utilities	0.8	0.8	4.2

Investment Focus

Ten Largest Holdings[5] (% of total net assets)

The Dun &	diversified commercial
Bradstreet Corp.	and professional
	services	1.5%
AptarGroup Inc.	metal and
	glass containers	1.2
Bruker BioSciences Corp.	life sciences tools
	and services	1.2
Marchex, Inc.	Internet software
	and services	1.0
QLT Inc.	biotechnology	0.9
Conceptus, Inc.	health care
	equipment	0.9
Haemonetics Corp.	health care supplies	0.9
Edwards	health care
Lifesciences Corp.	equipment	0.9
Henry Schein, Inc.	health care
	distributors	0.9
Comfort	diversified commercial
Systems USA, Inc.	and professional
	services	0.9
Top Ten		10.3%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

1	Russell 2500 Growth Index.

2 Dow Jones Wilshire 5000 Index.

3	30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4	Annualized.
5	The holdings listed exclude any temporary cash investments and equity index products.

4

Vanguard Small Company Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 1997–June 30, 2008

Average Annual Total Returns: Periods Ended June 30, 2008

	Inception Date	One Year	Five Years	Ten Years
Small Company Growth Portfolio	6/3/1996	–19.07%	7.63%	10.14%

1	Six months ended June 30, 2008.

Note: See Financial Highlights table for dividend and capital gains information.

5

Vanguard Small Company Growth Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2008

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.2%)[1]
Consumer Discretionary (10.5%)
	Monro Muffler Brake, Inc.	345,525	5,352
	Ross Stores, Inc.	133,110	4,728
	WABCO Holdings Inc.	63,506	2,950
	Aaron Rents, Inc.	122,750	2,741
*	WMS Industries, Inc.	91,400	2,721
*	Rent-A-Center, Inc.	124,600	2,563
	Matthews International Corp.	52,200	2,363
*	The Wet Seal, Inc. Class A	469,500	2,240
*	thinkorswim Group, Inc.	294,900	2,079
*	O’Reilly Automotive, Inc.	91,800	2,052
*	The Dress Barn, Inc.	147,300	1,971
*	Hot Topic, Inc.	346,100	1,872
	Guess ?, Inc.	46,200	1,730
*	Urban Outfitters, Inc.	51,000	1,591
	Limited Brands, Inc.	88,300	1,488
*^	MarineMax, Inc.	193,422	1,387
*	Jos. A. Bank Clothiers, Inc.	40,000	1,070
*^	Lululemon Athletica, Inc.	36,150	1,051
	Tiffany & Co.	25,700	1,047
*	ITT Educational Services, Inc.	10,200	843
	DeVry, Inc.	15,100	810
	Harte-Hanks, Inc.	70,000	802
*^	Under Armour, Inc.	30,850	791
*	Dollar Tree, Inc.	24,000	785
*	Central European Media
	Enterprises Ltd. Class A	8,600	779
*	Big Lots Inc.	23,900	747
*	Hanesbrands Inc.	25,200	684
*	The Goodyear Tire &
	Rubber Co.	38,200	681
*	Aeropostale, Inc.	21,350	669
*	Deckers Outdoor Corp.	4,700	654
	Burger King Holdings Inc.	23,300	624
	Advance Auto Parts, Inc.	15,200	590
*	Bally Technologies Inc.	17,300	585
*	Marvel Entertainment, Inc.	16,600	534
	Hasbro, Inc.	14,900	532
	BorgWarner, Inc.	11,400	506
*	Fossil, Inc.	17,400	506
*	Priceline.com, Inc.	4,300	496
*	Jack in the Box Inc.	19,200	430
*	Amerigon Inc.	58,700	417
	Interactive Data Corp.	16,100	405
	The Buckle, Inc.	8,700	398
*	CTC Media, Inc.	15,500	382
	John Wiley & Sons Class A	8,300	374
*	GameStop Corp. Class A	9,100	368
*	Denny’s Corp.	128,300	364
*	NVR, Inc.	700	350
	Systemax Inc.	18,900	334
	American Eagle
	Outfitters, Inc.	24,200	330
*	Penn National Gaming, Inc.	10,100	325

			Market
			Value•
		Shares	($000)
*	XM Satellite Radio
	Holdings, Inc.	41,200	323
*	FGX International
	Holdings Ltd.	40,000	322
*	Drew Industries, Inc.	20,100	321
	Columbia Sportswear Co.	8,700	320
*	Skechers U.S.A., Inc.	16,100	318
*	Global Sources Ltd.	20,674	314
*	Red Robin Gourmet
	Burgers, Inc.	11,100	308
	CBRL Group, Inc.	12,100	297
	Wendy’s International, Inc.	10,800	294
*	Perry Ellis International Corp.	13,369	284
	Autoliv, Inc.	6,000	280
*	Steiner Leisure Ltd.	9,100	258
	Service Corp. International	26,100	257
*	Chipotle Mexican Grill, Inc.	3,000	248
*	Morningstar, Inc.	3,400	245
*	Smith & Wesson
	Holding Corp.	45,300	236
*	Lear Corp.	16,300	231
*	Citi Trends Inc.	10,100	229
*	Raser Technologies, Inc.	22,100	215
*	True Religion Apparel, Inc.	8,000	213
*	1-800-FLOWERS.COM, Inc.	30,600	197
*	American Apparel, Inc.	28,200	187
*	Jo-Ann Stores, Inc.	7,600	175
*	CEC Entertainment Inc.	5,800	162
	The Stanley Works	3,200	143
*	Buffalo Wild Wings Inc.	5,700	141
*	Nexstar
	Broadcasting Group, Inc.	29,500	121
*	CarMax, Inc.	7,300	104
*	^Sirius Satellite Radio, Inc.	50,700	97
*	DineEquity, Inc.	2,600	97
	^Thor Industries, Inc.	3,500	74
*	Interpublic Group of Cos., Inc.	7,800	67
*	Capella Education Co.	1,100	66
*	CSK Auto Corp.	6,000	63
	CKX, Inc.	4,100	36
	Hillenbrand Inc.	1,300	28
			67,362
Consumer Staples (3.3%)
	Herbalife Ltd.	73,700	2,856
	Spartan Stores, Inc.	115,260	2,651
	Diamond Foods, Inc.	115,000	2,650
	Ruddick Corp.	71,600	2,457
	Nu Skin Enterprises, Inc.	160,000	2,387
*	Chattem, Inc.	31,000	2,017
	PriceSmart, Inc.	77,200	1,527
	Church & Dwight, Inc.	15,400	868
*	Central European
	Distribution Corp.	9,600	712
	Flowers Foods, Inc.	19,900	564
	Longs Drug Stores, Inc.	9,700	408

			Market
			Value•
		Shares	($000)
*	Ralcorp Holdings, Inc.	7,700	381
*	American Oriental
	Bioengineering, Inc.	24,500	242
	Alberto-Culver Co.	8,700	228
*	Fresh Del Monte Produce Inc.	8,300	196
*	Energizer Holdings, Inc.	2,300	168
*	SunOpta, Inc.	31,900	166
*	Boston Beer Co., Inc. Class A	3,700	150
	Nash-Finch Co.	3,600	123
*	Darling International, Inc.	7,000	116
	^Cal-Maine Foods, Inc.	3,200	105
*	Winn-Dixie Stores, Inc.	6,000	96
	Whole Foods Market, Inc.	2,600	62
*	Green Mountain
	Coffee Roasters, Inc.	1,000	38
	McCormick & Co., Inc.	800	29
*	USANA Health Sciences, Inc.	1,000	27
	Coca-Cola Bottling Co.	400	15
			21,239
Energy (6.6%)
	St. Mary Land &
	Exploration Co.	79,250	5,123
*	Helix Energy
	Solutions Group, Inc.	102,600	4,272
	CARBO Ceramics Inc.	72,250	4,216
*	Oceaneering International, Inc.	44,600	3,436
*	Atwood Oceanics, Inc.	18,700	2,325
*	IHS Inc. Class A	22,700	1,580
*	Clean Energy Fuels Corp.	132,300	1,520
	Massey Energy Co.	15,000	1,406
*	Superior Energy Services, Inc.	18,200	1,004
*	Whiting Petroleum Corp.	9,300	987
*	Petrohawk Energy Corp.	19,700	912
*	Alpha Natural Resources, Inc.	8,400	876
	Frontline Ltd.	12,500	872
*	Comstock Resources, Inc.	9,900	836
*	Unit Corp.	10,000	830
*	Mariner Energy Inc.	19,000	702
*	Oil States International, Inc.	10,300	653
*	Concho Resources, Inc.	16,400	612
	W&T Offshore, Inc.	10,300	603
*	Contango Oil & Gas Co.	6,300	585
	Berry Petroleum Class A	9,800	577
*	McMoRan Exploration Co.	19,600	539
	Ship Finance International Ltd.	17,500	517
*	Encore Acquisition Co.	6,800	511
*	ATP Oil & Gas Corp.	12,800	505
*	Dresser Rand Group, Inc.	12,800	500
*	Gulfmark Offshore, Inc.	7,900	460
	Tidewater Inc.	6,900	449
*	Warren Resources Inc.	30,148	443
*	Clayton Williams Energy, Inc.	4,000	440
*	Approach Resources Inc.	16,400	439
*	Rosetta Resources, Inc.	15,400	439
*	Denbury Resources, Inc.	11,837	432

6

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
*	W-H Energy Services, Inc.	4,200	402
*	Pioneer Drilling Co.	18,700	352
*	Continental Resources, Inc.	4,100	284
*	Quicksilver Resources, Inc.	7,100	274
*	Aventine Renewable
	Energy Holdings, Inc.	57,491	253
*	Willbros Group, Inc.	5,400	237
	Cimarex Energy Co.	3,100	216
*	Basic Energy Services Inc.	5,600	176
*	PetroQuest Energy, Inc.	5,990	161
	Patterson-UTI Energy, Inc.	4,200	151
*	Patriot Coal Corp.	600	92
	Foundation Coal Holdings, Inc.	1,000	89
*	Bois d’Arc Energy, Inc.	2,700	66
*	Rentech, Inc.	22,700	43
	Cabot Oil & Gas Corp.	600	41
	Frontier Oil Corp.	700	17
			42,455
Financials (4.3%)
	SEI Investments Co.	188,300	4,429
	Cash America
	International Inc.	115,855	3,591
	Waddell & Reed
	Financial, Inc.	82,300	2,881
^	Jefferies Group, Inc.	155,700	2,619
*	Harris & Harris Group, Inc.	222,100	1,333
	MHI Hospitality Corp.	240,400	1,207
*	Pinnacle Financial
	Partners, Inc.	55,500	1,115
	Eaton Vance Corp.	23,900	950
	QC Holdings Inc.	109,140	850
	Cullen/Frost Bankers, Inc.	15,000	748
	Federated Investors, Inc.	16,600	571
	Taubman Co. REIT	10,600	516
*	Interactive Brokers Group, Inc.	16,000	514
*	Knight Capital Group, Inc.
	Class A	24,000	432
	Axis Capital Holdings Ltd.	13,900	414
*	FCStone Group, Inc.	14,300	399
	Bank of Hawaii Corp.	8,300	397
	Camden Property Trust REIT	8,142	360
	Tanger Factory
	Outlet Centers, Inc. REIT	9,100	327
	Washington REIT	10,000	301
	Home Properties, Inc. REIT	6,100	293
	City National Corp.	6,900	290
*	Dollar Financial Corp.	19,000	287
	EastGroup Properties, Inc.
	REIT	5,800	249
	Nationwide Health
	Properties, Inc. REIT	7,700	242
	The St. Joe Co.	6,800	233
	Janus Capital Group Inc.	8,700	230
	Saul Centers, Inc. REIT	4,700	221
	Highwood Properties, Inc. REIT	6,800	214

	Odyssey Re Holdings Corp.	5,400	192
	City Bank Lynnwood (WA)	17,900	154
	Forest City Enterprise Class A	3,900	126
	GFI Group Inc.	13,100	118
*	World Acceptance Corp.	3,500	118
	Weingarten Realty Investors
	REIT	3,600	109
*	Affiliated Managers Group, Inc.	1,200	108
*	Nasdaq Stock Market Inc.	4,000	106
*	Stifel Financial Corp.	2,700	93
	PartnerRe Ltd.	1,200	83
*	SVB Financial Group	1,500	72
	Digital Realty Trust, Inc. REIT	1,000	41
	Transatlantic Holdings, Inc.	600	34
			27,567
Health Care (23.7%)
	Biotechnology (8.5%)
*^	QLT Inc.	1,629,788	5,590
*	Cepheid, Inc.	164,568	4,628
*	Dyax Corp.	1,113,546	3,452
*	Isis Pharmaceuticals, Inc.	233,800	3,187
*	Medarex, Inc.	474,400	3,136
*	Alkermes, Inc.	220,800	2,729
*	Seattle Genetics, Inc.	313,600	2,653
*	Tercica, Inc.	274,120	2,420
*^	Iomai Corp.	359,800	2,335
*	XOMA Ltd.	1,307,400	2,210
*	Crucell NV ADR	136,100	2,175
	PDL BioPharma Inc.	188,440	2,001
*	DUSA Pharmaceuticals, Inc.	856,000	1,721
*	Vertex Pharmaceuticals, Inc.	47,500	1,590
*	ImmunoGen, Inc.	513,900	1,573
*	Cytokinetics, Inc.	367,400	1,363
*	Human Genome
	Sciences, Inc.	190,000	990
*	Alexion Pharmaceuticals, Inc.	10,200	739
*^	Cell Genesys, Inc.	282,000	733
*	OSI Pharmaceuticals, Inc.	17,300	715
*	Arena Pharmaceuticals, Inc.	131,900	684
*	Nuvelo, Inc.	1,207,869	676
*	NPS Pharmaceuticals Inc.	150,000	668
*	Myriad Genetics, Inc.	14,600	665
*	BioMarin Pharmaceutical Inc.	22,900	664
*	Onyx Pharmaceuticals, Inc.	17,300	616
*	United Therapeutics Corp.	5,200	508
*	Martek Biosciences Corp.	14,600	492
*	Alnylam Pharmaceuticals Inc.	18,000	481
*	La Jolla Pharmaceutical Co.	220,481	481
*	Cubist Pharmaceuticals, Inc.	26,100	466
*	Regeneron
	Pharmaceuticals, Inc.	28,300	409
*	Emergent BioSolutions Inc.	34,700	345
*	Cephalon, Inc.	4,900	327
*	Idera Pharmaceuticals, Inc.	21,269	311
*	Dynavax Technologies Corp.	110,000	161
*	Third Wave Technologies	6,000	67
*	Amylin Pharmaceuticals, Inc.	2,400	61
*	CV Therapeutics, Inc.	7,210	59
*	Momenta

	Pharmaceuticals, Inc.	3,400	42
*	Cougar Biotechnology Inc.	800	19

	Health Care Equipment & Supplies (5.8%)
*^	Conceptus, Inc.	300,700	5,560
*	Haemonetics Corp.	99,400	5,513
*	Edwards Lifesciences Corp.	88,500	5,491
*	IDEXX Laboratories Corp.	102,000	4,971
*^	Align Technology, Inc.	262,500	2,754
*	Cyberonics, Inc.	119,500	2,593
*	BioLase Technology, Inc.	484,073	1,655
*	Angiodynamics, Inc.	76,900	1,047
	Beckman Coulter, Inc.	11,600	783
*	Somanetics Corp.	30,000	636
*	Kinetic Concepts, Inc.	14,300	571
	STERIS Corp.	19,800	569
*	Masimo Corp.	15,700	539
	Meridian Bioscience Inc.	17,300	466
*	Intuitive Surgical, Inc.	1,500	404
*	Merit Medical Systems, Inc.	26,000	382
	DENTSPLY International Inc.	10,300	379
	Invacare Corp.	18,361	375
*	Orthovita, Inc.	178,730	366
*	CONMED Corp.	13,300	353
*	Cynosure Inc.	17,300	343
	West Pharmaceutical
	Services, Inc.	7,700	333
*	Clinical Data, Inc.	18,000	257
*	Cantel Medical Corp.	21,000	213
*^	Hansen Medical Inc.	10,000	167
*^	ArthroCare Corp.	2,928	119
*	Hologic, Inc.	2,100	46
*	Zoll Medical Corp.	600	20
*	ResMed Inc.	400	14

	Health Care Providers & Services (2.9%)
*	Henry Schein, Inc.	106,200	5,477
*	MWI Veterinary Supply Inc.	105,450	3,491
*	Sun Healthcare Group Inc.	251,500	3,368
*	AMN Healthcare
	Services, Inc.	39,600	670
*	Lincare Holdings, Inc.	23,500	667
*	Psychiatric Solutions, Inc.	16,700	632
*	Pediatrix Medical Group, Inc.	12,200	601
*	Amedisys Inc.	11,100	560
*	WellCare Health Plans Inc.	12,100	437
	Chemed Corp.	10,800	395
*	Emergency Medical Services
	LP Class A	17,200	389
*	Centene Corp.	21,700	364
	Ensign Group Inc.	31,300	360
*	Patterson Cos.	11,700	344
*	Cross Country
	Healthcare, Inc.	23,398	337
	Owens & Minor, Inc.
	Holding Co.	6,000	274
*	Skilled Healthcare Group Inc.	13,200	177
*	American Dental Partners, Inc.	9,300	110
*	Apria Healthcare Group Inc.	2,300	44

	Health Care Technology (0.2%)
*	Cerner Corp.	17,900	809
*	Omnicell, Inc.	24,700	326
*	The TriZetto Group, Inc.	5,900	126
*	Allscripts Healthcare
	Solutions, Inc.	7,800	97
*	HLTH Corp.	7,200	82

	Life Science Tools & Services (3.7%)
*	Bruker BioSciences Corp.	598,000	7,684
*^	Luminex Corp.	205,700	4,227
*	AMAG Pharmaceuticals, Inc.	104,300	3,557
*	Nektar Therapeutics	641,000	2,147
*	Exelixis, Inc.	247,200	1,236
*	Charles River
	Laboratories, Inc.	10,000	639
*	Invitrogen Corp.	13,800	542
*	PAREXEL International Corp.	19,400	510
*	Dionex Corp.	7,000	465
*	Waters Corp.	7,100	458
*	Covance, Inc.	5,100	439
*	Kendle International Inc.	9,400	342
	Pharmaceutical Product
	Development, Inc.	6,400	275
	PerkinElmer, Inc.	8,500	237
*	Illumina, Inc.	2,700	235

7

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
*	Bio-Rad Laboratories, Inc.
	Class A	2,900	235
*	Millipore Corp.	1,600	109
*	eResearch Technology, Inc.	6,200	108
*	Techne Corp.	900	70

	Pharmaceuticals (2.6%)
* [2]	Impax Laboratories, Inc.	457,300	3,659
*	Durect Corp.	952,700	3,496
*	Xenoport Inc.	71,600	2,795
*	Adolor Corp.	235,000	1,288
*	Cypress Bioscience, Inc.	100,000	719
*	Endo Pharmaceuticals
	Holdings, Inc.	29,400	711
*	Warner Chilcott Ltd.	33,100	561
*	Watson Pharmaceuticals, Inc.	19,800	538
	Medicis Pharmaceutical Corp.	25,000	520
*	The Medicines Co.	25,000	496
	Perrigo Co.	15,000	477
*	Sucampo Pharmaceuticals Inc.	34,300	368
*	Pain Therapeutics, Inc.	45,300	358
*	Inspire Pharmaceuticals, Inc.	82,200	352
*	Obagi Medical Products, Inc.	23,342	200
*^	Artes Medical Inc.	77,900	104
*	Santarus Inc.	51,500	104
*	Bentley Pharmaceuticals, Inc.	2,600	42
			151,501
Industrials (16.5%)
	The Dun & Bradstreet Corp.	107,100	9,386
	Comfort Systems USA, Inc.	405,300	5,447
*	Stericycle, Inc.	97,950	5,064
	Tennant Co.	167,992	5,052
*	RBC Bearings Inc.	142,400	4,745
	Ritchie Brothers
	Auctioneers Inc.	153,660	4,169
	McGrath RentCorp	159,750	3,928
	Donaldson Co., Inc.	70,700	3,156
*	The Advisory Board Co.	74,560	2,932
	Watsco, Inc.	58,100	2,429
	American Ecology Corp.	79,200	2,339
	MSC Industrial Direct Co., Inc.
	Class A	50,700	2,236
*	BTU International, Inc.	173,500	2,063
^	Horizon Lines Inc.	197,400	1,964
	Mine Safety Appliances Co.	48,940	1,957
*	Exponent, Inc.	58,900	1,850
*	APAC Teleservices, Inc.	1,118,663	1,790
	Healthcare
	Services Group, Inc.	105,950	1,612
	Heartland Express, Inc.	102,840	1,533
*	TrueBlue, Inc.	114,200	1,509
*	Flow International Corp.	193,300	1,508
	Chicago Bridge & Iron Co.
	N.V.	36,800	1,465
	Albany International Corp.	42,790	1,241
*	Genesee & Wyoming Inc.

	Class A	35,200	1,198
*	Celadon Group Inc.	89,400	893
	Harsco Corp.	16,389	892
	The Manitowoc Co., Inc.	27,300	888
*	Kadant Inc.	38,200	863
*	AGCO Corp.	15,900	833
*	FTI Consulting, Inc.	11,900	815
*	Aecom Technology Corp.	23,300	758
	J.B. Hunt Transport
	Services, Inc.	22,600	752
*	Energy Conversion Devices, Inc.	10,000	736
	The Brink’s Co.	10,800	707
*	Kirby Corp.	14,500	696
	Nordson Corp.	9,200	671
*	GrafTech International Ltd.	24,800	665
	Valmont Industries, Inc.	6,300	657
	Woodward Governor Co.	17,400	620
*	Alliant Techsystems, Inc.	6,100	620
	Resources Connection, Inc.	28,300	576
	Acuity Brands, Inc.	11,900	572
	Equifax, Inc.	16,800	565
	Genco Shipping and
	Trading Ltd.	8,600	561
*	Sterling Construction Co., Inc.	27,700	550
*	Clean Harbors Inc.	7,700	547
	Ryder System, Inc.	7,500	517
*	Esterline Technologies Corp.	10,300	507
*	TransDigm Group, Inc.	14,400	484
*	II-VI, Inc.	13,800	482
	Barnes Group, Inc.	20,700	478
*	Sykes Enterprises, Inc.	24,800	468
*	GeoEye Inc.	26,050	461
*	EMCOR Group, Inc.	16,000	456
	Watson Wyatt & Co. Holdings	8,600	455
	CIRCOR International, Inc.	8,900	436
	GATX Corp.	9,700	430
	HEICO Corp.	13,200	430
*	TBS International Ltd.	10,600	423
	Administaff, Inc.	14,900	415
	KBR Inc.	11,900	415
*	American Reprographics Co.	24,395	406
*	ChoicePoint Inc.	8,400	405
*	Perini Corp.	12,100	400
	The Toro Co.	12,000	399
*	CBIZ Inc.	49,800	396
	Triumph Group, Inc.	8,400	396
*	Jacobs Engineering Group Inc.	4,900	395
	Walter Industries, Inc.	3,600	392
*	Allied Waste Industries, Inc.	31,000	391
	Trinity Industries, Inc.	11,200	389
	Roper Industries Inc.	5,800	382
*	First Solar, Inc.	1,400	382
*	Beacon Roofing Supply, Inc.	35,250	374
	Steelcase Inc.	36,165	363
*	RSC Holdings Inc.	38,900	360
	Applied Industrial
	Technology, Inc.	14,900	360
	Interface, Inc.	28,600	358

	Insteel Industries, Inc.	19,500	357
	The Timken Co.	10,700	352
*	Consolidated Graphics, Inc.	7,100	350
*	Columbus McKinnon Corp.	14,400	347
	Lindsay Manufacturing Co.	3,900	331
	Bucyrus International, Inc.	4,500	329
	Pall Corp.	8,200	325
*	Michael Baker Corp.	14,200	311
*	Shaw Group, Inc.	5,000	309
	Ametek, Inc.	6,100	288
*	Huron Consulting Group Inc.	6,200	281
*	Avis Budget Group, Inc.	33,200	278
	Hubbell Inc. Class B	6,900	275
*	Quanta Services, Inc.	7,900	263
*	Mobile Mini, Inc.	9,000	180
	Raven Industries, Inc.	5,000	164
	AMREP Corp.	3,300	157
*	TurboChef Technologies, Inc.	30,000	143
	Pacer International, Inc.	6,400	138
*	American Superconductor Corp.	3,500	125
	Eagle Bulk Shipping Inc.	4,100	121
*	BE Aerospace, Inc.	5,200	121
*	Corrections Corp. of America	4,100	113
	Ampco-Pittsburgh Corp.	2,367	105
*	General Cable Corp.	1,600	97
*	Chart Industries, Inc.	1,900	92
*	Covanta Holding Corp.	3,300	88
*	Hertz Global Holdings Inc.	8,900	85
	Landstar System, Inc.	1,300	72
	Robert Half International, Inc.	2,300	55
*	Stanley Inc.	1,400	47
	Oshkosh Truck Corp.	1,700	35
*	Orbital Sciences Corp.	1,200	28
	CDI Corp.	1,000	25
	Herman Miller, Inc.	900	22
*	First Advantage Corp. Class A	700	11
			105,835
Information Technology (23.7%)
	Communications Equipment (3.9%)
*	Ciena Corp.	209,915	4,864
*	Polycom, Inc.	188,500	4,592
*	Riverbed Technology, Inc.	242,800	3,331
*	ViaSat, Inc.	123,150	2,489
*	Sycamore Networks, Inc.	703,500	2,265
*	Blue Coat Systems, Inc.	144,396	2,037
*	Acme Packet, Inc.	145,600	1,130
*	OpNext, Inc.	162,100	872
*	Harris Stratex Networks, Inc.
	Class A	83,225	790
*	Aruba Networks, Inc.	73,400	384
*	Avanex Corp.	321,078	363
*	UTStarcom, Inc.	64,800	354
*	EMS Technologies, Inc.	14,500	317
	PC-Tel, Inc.	30,480	292
*	Harmonic, Inc.	30,700	292
*	Comtech
	Telecommunications Corp.	3,100	152
*	Emulex Corp.	8,400	98
*	CommScope, Inc.	1,600	84
*	NETGEAR, Inc.	4,100	57

	Computers & Peripherals (0.6%)
*	Hutchinson Technology, Inc.	109,950	1,478
*	Stratasys, Inc.	54,000	997
*	Intermec, Inc.	23,600	497
*	Lexmark International, Inc.	12,100	405
*	QLogic Corp.	27,600	403
*	Western Digital Corp.	11,500	397

	Electronic Equipment & Instruments (2.5%)
*	Littelfuse, Inc.	97,900	3,089
*	OSI Systems Inc.	112,000	2,399
*	Trimble Navigation Ltd.	60,900	2,174
*	Cogent Inc. 163,802		1,862
*	Dolby Laboratories Inc.	34,450	1,388
*	FLIR Systems, Inc.	28,100	1,140
*	Gerber Scientific, Inc.	81,000	922
*	Plexus Corp.	18,300	507
*	Arrow Electronics, Inc.	14,500	445
*	Multi-Fineline Electronix, Inc.	16,000	443
*	Benchmark Electronics, Inc.	21,800	356
*	ScanSource, Inc.	13,200	353
*	TTM Technologies, Inc.	26,100	345
*	PC Connection, Inc.	34,100	317
*	Mettler-Toledo International Inc.	1,200	114
*	Itron, Inc.	300	30

	Internet Software & Services (2.9%)
^	Marchex, Inc.	502,600	6,192
*	Ariba, Inc.	325,899	4,794

8

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
*	Vocus, Inc.	71,900	2,313
	TheStreet.com, Inc.	273,800	1,782
*	j2 Global
	Communications, Inc.	38,700	890
*	Sohu.com Inc.	8,700	613
*	Akamai Technologies, Inc.	10,800	376
*	Interwoven Inc.	29,200	351
*	EarthLink, Inc.	35,500	307
*	Greenfield Online, Inc.	18,174	271
*	CNET Networks, Inc.	20,900	240
*	S1 Corp.	31,612	239
*	Omniture, Inc.	4,700	87
*	Vignette Corp.	1,790	21

	IT Services (2.9%)
*	Euronet Worldwide, Inc.	250,600	4,235
^	Heartland Payment
	Systems, Inc.	139,800	3,299
*	VeriFone Holdings, Inc.	222,900	2,664
*	Ness Technologies Inc.	160,200	1,621
	Global Payments Inc.	19,500	909
	Total System Services, Inc.	35,200	782
	Broadridge Financial
	Solutions LLC	37,000	779
*	Metavante Technologies	27,700	627
	Syntel, Inc.	13,300	448
*	SAIC, Inc.	21,300	443
	Integral Systems, Inc.	11,300	437
*	ManTech International Corp.	8,500	409
	Cass Information
	Systems, Inc.	12,300	394
*	Sapient Corp.	52,400	336
*	Alliance Data Systems Corp.	4,700	266
*	Iron Mountain, Inc.	9,700	258
*	Forrester Research, Inc.	8,300	256
*	iGATE Corp.	25,727	209
	infoGROUP, Inc.	41,300	181
*	Hewitt Associates, Inc.	2,400	92
*	CACI International, Inc.	1,000	46
*	Affiliated Computer
	Services, Inc. Class A	400	21
*	Genpact, Ltd.	1,101	16

	Semiconductors & Semiconductor
	Equipment (5.9%)
*	Microsemi Corp.	192,550	4,848
*	PLX Technology, Inc.	494,037	3,770
*	FEI Co.	157,550	3,589
*	Pericom
	Semiconductor Corp.	235,700	3,498
*	Verigy Ltd.	112,300	2,550
*	Silicon Motion
	Technology Corp. ADR	150,000	2,168
*	MKS Instruments, Inc.	77,100	1,688

*	Cymer, Inc.	61,400	1,650
*	Varian Semiconductor
	Equipment Associates, Inc.	46,200	1,609
*	Ceva, Inc.	196,100	1,563
*	PMC Sierra Inc.	195,850	1,498
*	Teradyne, Inc.	97,300	1,077
*	Semitool, Inc.	135,600	1,018
*	AuthenTec, Inc.	80,800	842
*	LSI Corp.	117,800	723
*	ON Semiconductor Corp.	61,930	568
	Intersil Corp.	21,400	520
*	Skyworks Solutions, Inc.	50,500	498
*	Power Integrations, Inc.	14,900	471
*	ATMI, Inc.	16,600	463
*	DSP Group Inc.	65,900	461
*	Amkor Technology, Inc.	39,400	410
*	Fairchild Semiconductor
	International, Inc.	33,800	396
*	Semtech Corp.	24,500	345
*	Entegris Inc.	50,200	329
*	^Sigma Designs, Inc.	22,700	315
*	Advanced
	Analogic Technologies, Inc.	72,650	300
*	Eagle Test Systems, Inc.	16,300	183
*	Cypress Semiconductor Corp.	4,800	119
*	Integrated Device
	Technology Inc.	9,900	98
*	OmniVision Technologies, Inc.	4,500	54
*	Techwell, Inc.	4,267	53
*	Atheros Communications, Inc.	1,400	42
*	Transmeta Corp.	1,500	21

	Software (5.0%)
*	Red Hat, Inc.	230,150	4,762
*	Radiant Systems, Inc.	399,694	4,289
*	PROS Holdings, Inc.	261,800	2,940
*	Taleo Corp. Class A	109,300	2,141
*	Concur Technologies, Inc.	62,150	2,065
*	Guidance Software Inc.	215,300	2,056
*	Kenexa Corp.	98,239	1,851
*	Ulticom, Inc.	111,000	944
*^	Sonic Solutions, Inc.	153,100	912
*	Cadence Design Systems, Inc.	82,900	837
*	MICROS Systems, Inc.	22,400	683
*	DemandTec, Inc.	86,490	650
*	The Ultimate
	Software Group, Inc.	17,900	638
*	Compuware Corp.	64,500	615
*	Solera Holdings, Inc.	21,100	584
*	Salary.com, Inc.	142,800	571
*	Parametric Technology Corp.	27,900	465
*	Double-Take Software Inc.	31,600	434
*	SPSS, Inc.	11,600	422
*	BMC Software, Inc.	11,200	403
*	salesforce.com, inc.	5,900	403
*	Nuance Communications, Inc.	23,600	370
*	JDA Software Group, Inc.	20,400	369
*	Sybase, Inc.	12,493	368

	Jack Henry & Associates Inc.	15,800	342
*	McAfee Inc.	9,800	333
*	EPIQ Systems, Inc.	23,300	331
*	Actuate Software Corp.	74,800	292
*	Take-Two Interactive
	Software, Inc.	10,500	268
*	ANSYS, Inc.	3,200	151
*	Manhattan Associates, Inc.	6,200	147
*	Ansoft Corp.	2,000	73
	Renaissance Learning, Inc.	3,200	36
	Pegasystems Inc.	600	8
			151,518
Materials (4.0%)
	AptarGroup Inc.	185,000	7,761
	Sensient Technologies Corp.	169,600	4,776
*	LSB Industries, Inc.	130,211	2,578
	Arch Chemicals, Inc.	52,800	1,750
*	OM Group, Inc.	39,400	1,292
	Terra Industries, Inc.	20,300	1,002
	Airgas, Inc.	16,800	981
	Greif Inc. Class A	10,100	647
	NewMarket Corp.	6,800	450
	AK Steel Holding Corp.	6,300	435
	RPM International, Inc.	20,697	426
	CF Industries Holdings, Inc.	2,600	397
	Innophos Holdings Inc.	11,800	377
*	Owens-Illinois, Inc.	9,000	375
	Lubrizol Corp.	8,000	371
	Reliance Steel & Aluminum Co.	4,100	316
	Albemarle Corp.	7,600	303
*	Landec Corp.	40,000	259
	Ball Corp.	4,900	234
	Martin Marietta Materials, Inc.	1,900	197
*	Crown Holdings, Inc.	6,500	169
	Silgan Holdings, Inc.	3,300	167
	Koppers Holdings, Inc.	2,500	105
	Celanese Corp. Series A	1,900	87
	Kaiser Aluminum Corp.	1,200	64
	Compass Minerals
	International, Inc.	700	56
	International Flavors &
	Fragrances, Inc.	1,000	39
	Myers Industries, Inc.	3,500	29
*	ShengdaTech Inc.	2,800	28
	Huntsman Corp.	2,400	27
			25,698
Telecommunication Services (0.8%)
*^	Clearwire Corp.	220,100	2,853
	Telephone &
	Data Systems, Inc.	13,300	629
	NTELOS Holdings Corp.	19,500	495
*	Centennial Communications
	Corp. Class A	56,300	393
*	Premiere Global Services, Inc.	26,000	379
*	SBA Communications Corp.	2,900	104
*	Syniverse Holdings Inc.	1,800	29
*	Rural Cellular Corp. Class A	600	27
			4,909

Utilities (0.7%)
	Ormat Technologies Inc.	62,000	3,049
	Energen Corp.	5,700	445
	Sierra Pacific Resources	34,600	440
	ITC Holdings Corp.	7,800	399
	CenterPoint Energy Inc.	6,900	111
			4,444
Exchange-Traded Fund (1.1%)
3	Vanguard Small-Cap
	Growth ETF	104,300	6,961
Total Common Stocks
(Cost $676,322)			609,489
Temporary Cash Investments (7.0%)[1]
Money Market Funds (6.6%)
4	Vanguard Market
	Liquidity Fund, 2.405%	23,014,090	23,014
4	Vanguard Market
	Liquidity Fund,
	2.405%—Note F	19,215,600	19,216

9

Vanguard Small Company Growth Portfolio

	Face	Market
	Amount	Value•
	($000)	($000)
U.S. Government & Agency Obligations (0.4%)
5 Federal Home Loan
Mortgage Corp.
6 2.114%, 7/21/08	400	400
6 2.105%, 8/25/08	2,000	1,993
Total Temporary Cash Investments
(Cost $44,622)		44,623
Total Investments (102.2%)
(Cost $720,944)		654,112
Other Assets and Liabilities—Net (–2.2%)		(13,908)
Net Assets (100%)
Applicable to 46,523,655 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		640,204
Net Asset Value Per Share		$13.76

Statement of Assets and Liabilities
Assets
Investment in Securities, at Value		654,112
Receivables for Investment
Securities Sold		59,412
Receivables for Capital Shares Issued		385
Other Assets—Note C		338
Total Assets		714,247
Liabilities
Security Lending Collateral
Payable to Brokers—Note F		19,216
Payable for Investment
Securities Purchased		52,578
Payable for Capital Shares Redeemed		375
Other Liabilities		1,874
Total Liabilities		74,043
Net Assets		640,204

At June 30, 2008, net assets consisted of:[7]
	Amount	Per
	($000)	Share
Paid-in Capital	723,402	$15.55
Undistributed Net
Investment Income	1,222.03
Accumulated Net
Realized Losses	(17,273)	(.37)
Unrealized Depreciation
Investment Securities	(66,832)	(1.44)
Futures Contracts	(315)	(.01)
Net Assets	640,204	$13.76

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note F in Notes to Financial Statements.
1

The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.2% and 3.0%, respectively, of net assets. See Note D in Notes to Financial Statements.

2	Restricted Security represents 0.6% of net assets.
3	Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.
6	Securities with a value of $2,393,000 have been segregated as initial margin for open futures contracts.
7	See Note D in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

10

Vanguard Small Company Growth Portfolio

Statement of Operations

Six Months Ended
June 30, 2008
($000)
Investment Income
Income
Dividends[1]	2,344
Interest[1]	715
Security Lending	505
Total Income	3,564
Expenses
Investment Advisory Fees—Note B
Basic Fee	418
Performance Adjustment	(180)
The Vanguard Group—Note C
Management and Administrative	679
Marketing and Distribution	84
Custodian Fees	39
Shareholders’ Reports	17
Trustees’ Fees and Expenses	1
Total Expenses	1,058
Net Investment Income	2,506
Realized Net Gain (Loss)
Investment Securities Sold[1]	(11,219)
Futures Contracts	(1,516)
Realized Net Gain (Loss)	(12,735)
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(104,600)
Futures Contracts	(758)
Change in Unrealized Appreciation
(Depreciation)	(105,358)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(115,587)

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,506	4,170
Realized Net Gain (Loss)	(12,735)	62,433
Change in Unrealized Appreciation (Depreciation)	(105,358)	(34,720)
Net Increase (Decrease) in Net Assets Resulting from Operations	(115,587)	31,883
Distributions
Net Investment Income	(4,275)	(4,226)
Realized Capital Gain[2]	(66,695)	(74,601)
Total Distributions	(70,970)	(78,827)
Capital Share Transactions—Note G
Issued	41,399	130,877
Issued in Lieu of Cash Distributions	70,970	78,827
Redeemed	(80,059)	(191,391)
Net Increase (Decrease) from Capital Share Transactions	32,310	18,313
Total Increase (Decrease)	(154,247)	(28,631)
Net Assets
Beginning of Period	794,451	823,082
End of Period[3]	640,204	794,451

1	Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $1,000, $683,000, and $0, respectively.
2	Includes fiscal 2008 and 2007 short-term gain distributions totaling $20,522,000 and $16,945,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3	Net Assets—End of Period includes undistributed net investment income of $1,222,000 and $2,991,000.

11

Vanguard Small Company Growth Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2008	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$18.15	$19.32	$19.61	$19.48	$16.91	$11.99
Investment Operations
Net Investment Income (Loss)	.06	.094[1]	.095	.070	(.001)	.014
Net Realized and Unrealized Gain (Loss)
on Investments	(2.79)	.620	2.000	1.031	2.586	4.909
Total from Investment Operations	(2.73)	.714	2.095	1.101	2.585	4.923
Distributions
Dividends from Net Investment Income	(.10)	(.101)	(.075)	—	(.015)	(.003)
Distributions from Realized Capital Gains	(1.56)	(1.783)	(2.310)	(.971)	—	—
Total Distributions	(1.66)	(1.884)	(2.385)	(.971)	(.015)	(.003)
Net Asset Value, End of Period	$13.76	$18.15	$19.32	$19.61	$19.48	$16.91

Total Return	–14.84%	3.77%	10.21%	6.26%	15.30%	41.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$640	$794	$823	$744	$752	$621
Ratio of Total Expenses to
Average Net Assets[2]	0.31%*	0.36%	0.38%	0.40%	0.46%	0.55%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.74%*	0.49%	0.51%	0.35%	(0.01%)	0.09%
Portfolio Turnover Rate	109%*	75%	79%	71%	80%	64%

1	Calculated based on average shares outstanding.
2	Includes performance-based advisory fee increases (decreases) of (0.05%), (0.06%), (0.04%), (0.02%), 0.04%, and 0.08%.
*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Vanguard Small Company Growth Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Small Company Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2007) and for the period ended June 30, 2008, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Granahan Investment Management, Inc., provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Granahan Investment Management, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index. In February 2008, The Vanguard Group assumed responsibility for the portion of the fund previously managed by Grantham, Mayo, Van Otterloo & Co., LLC. The basic fee paid to Grantham, Mayo, Van Otterloo & Co., LLC was subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $30,000 for the period ended June 30, 2008.

13

Vanguard Small Company Growth Portfolio

For the six months ended June 30, 2008, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the portfolio’s average net assets before a decrease of $180,000 (0.05%) based on performance.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2008, the portfolio had contributed capital of $59,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.06% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2007, the portfolio had available realized losses of $3,611,000 to offset future net capital gains through December 31, 2016. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2008; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2008, the cost of investment securities for tax purposes was $720,944,000. Net unrealized depreciation of investment securities for tax purposes was $66,832,000, consisting of unrealized gains of $48,368,000 on securities that had risen in value since their purchase and $115,200,000 in unrealized losses on securities that had fallen in value since their purchase.

At June 30, 2008, the aggregate settlement value of open futures contracts expiring in September 2008 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
E-mini Russell 2000 Index	362	25,039	(265)
S&P MidCap 400 Index	1	411	(27)
Russell 2000 Index	1	346	(23)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the six months ended June 30, 2008, the portfolio purchased $412,617,000 of investment securities and sold $445,431,000 of investment securities, other than temporary cash investments.

F. The market value of securities on loan to broker-dealers at June 30, 2008, was $17,511,000, for which the portfolio received cash collateral of $19,216,000.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2008	December 31, 2007
	Shares	Shares
	(000)	(000)
Issued	2,790	6,935
Issued in Lieu of Cash Distributions	5,273	4,374
Redeemed	(5,314)	(10,145)
Net Increase (Decrease) in Shares Outstanding	2,749	1,164

14

Vanguard Small Company Growth Portfolio

H. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the portfolio’s current fiscal period.

The various inputs that may be used to determine the value of the portfolio’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of June 30, 2008, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	648,060	(315)
Level 2—Other significant observable inputs	2,393	—
Level 3—Significant unobservable inputs	3,659	—
Total	654,112	(315)

The following table summarizes changes in investments valued based on Level 3 inputs during the six months ended June 30, 2008:

Investments
in Securities
Amount Valued Based on Level 3 Inputs	($000)
Balance as of December 31, 2007	—
Transfers in and/or out of Level 3	3,569
Balance as of June 30, 2008	3,569

15

Vanguard Small Company Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Small Company Growth Portfolio	12/31/2007	6/30/2008	Period[1]
Based on Actual Portfolio Return	$1,000.00	$851.63	$1.43
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.32	1.56

1

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.31%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

16

Vanguard Small Company Growth Portfolio

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Variable Insurance Fund Small Company Growth Portfolio has renewed the portfolio’s investment advisory agreement with Granahan Investment Management, Inc. (Granahan). The board also added The Vanguard Group, Inc., through its Quantitative Equity Group (QEG) to the portfolio’s investment advisory team effective February 2008. The board concluded that retaining Granahan and adding Vanguard to manage a portion of the portfolio were in the best interests of the portfolio and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of each firm. The board noted the following:

Granahan Investment Management. Granahan, founded by Jack Granahan in 1985, has been an advisor to the portfolio since its inception in 1996. The firm uses fundamental research to select a portfolio of 125–175 stocks with sustainable growth characteristics. The portfolio’s holdings can be described as core growth (40%–70% of subportfolio assets), companies with strong market positions, based on proprietary products or services; pioneers (15%–30%), companies with unique technology or innovations; and special value (15%–30%), companies with growth potential overlooked by the market.

The Vanguard Group. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. Mr. Sauter has led the Quantitative Equity Group since 1987. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted the continuation and addition, as applicable, of the portfolio’s advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that Granahan has carried out the portfolio’s investment strategies in disciplined fashion, and that performance results have been in line with expectations.

The board further concluded that QEG, in its management of other Vanguard funds, has a track record of consistent performance and disciplined investment management processes. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board considered the cost of services to be provided and competitive fee rates and concluded that, after implementation of the new arrangement with Vanguard, the portfolio’s advisory fee rate and expense ratio should remain below the advisory fee rates and expense ratios of the portfolio’s peers.

Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages, which also include information about the advisory fee rate.

The board did not consider profitability of Granahan in determining whether to approve the advisory fee, because Granahan is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the portfolio realizes economies of scale that are built into the negotiated advisory fee rate with Granahan without any need for asset-level breakpoints. Granahan’s advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group. The board also concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as the portfolio’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

17

Vanguard® Total Bond Market Index Portfolio

The Total Bond Market Index Portfolio returned 1.1% for the first half of 2008. The portfolio’s return was similar to that of its benchmark and superior to the average return of its mutual fund peers.

The table below shows the six-month total returns (capital change plus reinvested distributions) for the portfolio and its comparative standards. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

As of June 30, the portfolio’s annualized yield stood at 4.80%, which was 0.10 percentage point higher than at the start of the year.

Higher long-term yields produced modest return

The Total Bond Market Index Portfolio produced modest returns as problems in the credit markets continued to permeate the stock and bond markets.

Yields inched up for intermediate- and long-term bonds, but fell slightly for short-term bonds over the six months. These changes produced a steeper yield curve, meaning the difference between short-and long-term yields widened. The rising yields of longer-term bonds put pressure on the portfolio’s value (when interest rates rise, the prices of existing bonds fall), though six months of interest income more than compensated for the decline.

The portfolio’s performance during the period was aided in part by the relative strength of U.S. Treasury securities, which represent a large portion of the portfolio. Demand for Treasuries was strong in the beginning and toward the end of the period as investors scrambled for secure investments in the midst of an up-and-down market.

In such periods of turmoil, the Total Bond Market Index Portfolio’s ability to mirror its benchmark index is a testament to the skills of its advisor, Vanguard Fixed Income Group. The advisor has developed proprietary portfolio-construction methodologies and trading strategies to help track the portfolio’s benchmark as closely as possible.

Bonds offer diversification in any market environment

Bonds can play a vital role in a long-term, diversified portfolio in any market environment. They provide income that can cushion investors during the inevitable bumps in the equity markets. Bonds also offer the potential for higher returns than those seen from money markets.

A conservative, low-cost portfolio such as the Total Bond Market Index Portfolio helps investors gain exposure to the broad U.S. bond market in a single investment.

Total Returns
Six Months Ended
June 30, 2008
Total Bond Market Index Portfolio	1.1%
Lehman U.S. Aggregate Bond Index	1.1
Average Intermediate-Term Investment Grade Debt Fund[1]	–0.8

Annualized Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Average
		Intermediate-Term
		Investment Grade
	Portfolio	Debt Fund
Total Bond Market Index Portfolio	0.16%	0.96%

1  Derived from data provided by Lipper Inc.

2  Portfolio expense ratio reflects the six months ended June 30, 2008. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

Vanguard Total Bond Market Index Portfolio

Portfolio Profile

As of June 30, 2008

Financial Attributes
		Target
	Portfolio	Index[1]
Number of Issues	2,490	9,457
Yield[2]	4.8%	5.1%
Yield to Maturity	5.1%[3]	5.1%
Average Coupon	5.5%	5.4%
Average Effective Maturity	7.5 years	7.5 years
Average Quality[4]	Aa1	Aa1
Average Duration	4.7 years	4.7 years
Expense Ratio[5]	0.16%	—
Short-Term Reserves	1.1%	—

Volatility Measures
Portfolio Versus
Target Index[1]
R-Squared	1.00
Beta	1.02

Distribution by Maturity (% of portfolio)

Under 1 Year	1.6%
1–5 Years	38.3
5–10 Years	47.4
10–20 Years	6.5
20–30 Years	6.1
Over 30 Years	0.1

Sector Diversification[6] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	6.5%
Finance	8.4
Foreign	3.0
Government Mortgage-Backed	38.9
Industrial	9.1
Treasury/Agency	31.0
Utilities	2.0
Other	1.1

Distribution by Credit Quality[4] (% of portfolio)

Aaa	79.0%
Aa	5.1
A	8.5
Baa	7.4

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

1  Lehman U.S. Aggregate Bond Index.

2  30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.

3  Before expenses.

4  Source: Moody’s Investors Service.

5  Annualized.

6  The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Total Bond Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 1997–June 30, 2008

Average Annual Total Returns: Periods Ended June 30, 2008
						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Total Bond Market Index Portfolio	4/29/1991	7.19%	3.81%	0.46%	4.95%	5.41%

1  Six months ended June 30, 2008.

Note: See Financial Highlights table for dividend and capital gains information.

Vanguard Total Bond Market Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2008

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (68.8%)
U.S. Government Securities (21.2%)
U.S. Treasury Bond	12.000%	8/15/13	1,200	1,214
U.S. Treasury Bond	13.250%	5/15/14	170	186
U.S. Treasury Bond	12.500%	8/15/14	275	305
U.S. Treasury Bond	11.250%	2/15/15	6,950	10,057
U.S. Treasury Bond	10.625%	8/15/15	35	50
U.S. Treasury Bond	9.875%	11/15/15	2,100	2,923
U.S. Treasury Bond	9.250%	2/15/16	75	102
U.S. Treasury Bond	7.250%	5/15/16	985	1,210
U.S. Treasury Bond	7.500%	11/15/16	2,200	2,749
U.S. Treasury Bond	8.750%	5/15/17	7,675	10,341
U.S. Treasury Bond	8.875%	8/15/17	6,850	9,328
U.S. Treasury Bond	4.250%	11/15/17	9,900	10,110
U.S. Treasury Bond	9.125%	5/15/18	625	877
U.S. Treasury Bond	8.875%	2/15/19	1,835	2,558
U.S. Treasury Bond	8.125%	8/15/19	195	261
U.S. Treasury Bond	8.500%	2/15/20	65	90
U.S. Treasury Bond	8.750%	5/15/20	150	211
U.S. Treasury Bond	8.750%	8/15/20	9,075	12,797
U.S. Treasury Bond	7.875%	2/15/21	2,880	3,841
U.S. Treasury Bond	8.125%	5/15/21	610	831
U.S. Treasury Bond	8.000%	11/15/21	1,195	1,622
U.S. Treasury Bond	7.250%	8/15/22	210	271
U.S. Treasury Bond	7.625%	11/15/22	40	53
U.S. Treasury Bond	7.125%	2/15/23	415	531
U.S. Treasury Bond	6.250%	8/15/23	4,625	5,500
U.S. Treasury Bond	7.625%	2/15/25	2,750	3,744
U.S. Treasury Bond	6.875%	8/15/25	75	96
U.S. Treasury Bond	6.000%	2/15/26	25	29
U.S. Treasury Bond	6.750%	8/15/26	9,955	12,598
U.S. Treasury Bond	6.500%	11/15/26	475	587
U.S. Treasury Bond	6.625%	2/15/27	3,940	4,939
U.S. Treasury Bond	6.375%	8/15/27	85	104
U.S. Treasury Bond	5.500%	8/15/28	320	357
U.S. Treasury Bond	5.250%	11/15/28	1,110	1,204
U.S. Treasury Bond	5.250%	2/15/29	200	217
U.S. Treasury Bond	6.125%	8/15/29	480	579
U.S. Treasury Bond	5.375%	2/15/31	125	139
U.S. Treasury Bond	4.500%	2/15/36	6,100	6,060
U.S. Treasury Bond	4.750%	2/15/37	1,350	1,395

U.S. Treasury Note	4.875%	5/31/09	100	102
U.S. Treasury Note	4.875%	6/30/09	150	154
U.S. Treasury Note	3.500%	8/15/09	200	203
U.S. Treasury Note	4.875%	8/15/09	450	462
U.S. Treasury Note	6.000%	8/15/09	6,650	6,909
U.S. Treasury Note	4.000%	9/30/09	7,450	7,600
U.S. Treasury Note	3.625%	10/31/09	600	610
U.S. Treasury Note	3.125%	11/30/09	23,900	24,143
U.S. Treasury Note	3.500%	12/15/09	250	254
U.S. Treasury Note	3.500%	2/15/10	1,150	1,169
U.S. Treasury Note	4.750%	2/15/10	4,800	4,973
U.S. Treasury Note	6.500%	2/15/10	16,500	17,557
U.S. Treasury Note	4.000%	3/15/10	575	590
U.S. Treasury Note	4.000%	4/15/10	2,100	2,153
U.S. Treasury Note	3.875%	5/15/10	150	154
U.S. Treasury Note	4.500%	5/15/10	3,000	3,105
U.S. Treasury Note	4.125%	8/15/10	7,695	7,928
U.S. Treasury Note	3.875%	9/15/10	250	256
U.S. Treasury Note	4.500%	11/15/10	50	52
U.S. Treasury Note	4.500%	2/28/11	760	792
U.S. Treasury Note	4.750%	3/31/11	725	761
U.S. Treasury Note	5.125%	6/30/11	1,700	1,807
U.S. Treasury Note	4.875%	7/31/11	1,075	1,136
U.S. Treasury Note	4.625%	8/31/11	900	944
U.S. Treasury Note	4.500%	9/30/11	685	716
U.S. Treasury Note	4.625%	10/31/11	3,425	3,596
U.S. Treasury Note	4.625%	12/31/11	50	53
U.S. Treasury Note	4.750%	1/31/12	1,550	1,636
U.S. Treasury Note	4.625%	2/29/12	8,000	8,414
U.S. Treasury Note	4.500%	3/31/12	1,450	1,519
U.S. Treasury Note	4.500%	4/30/12	8,025	8,412
U.S. Treasury Note	4.750%	5/31/12	4,275	4,521
U.S. Treasury Note	4.875%	6/30/12	10,175	10,813
U.S. Treasury Note	4.625%	7/31/12	11,450	12,071
U.S. Treasury Note	4.125%	8/31/12	2,200	2,277
U.S. Treasury Note	4.250%	9/30/12	225	234
U.S. Treasury Note	3.875%	10/31/12	17,650	18,100
U.S. Treasury Note	3.375%	11/30/12	75	75
U.S. Treasury Note	3.875%	2/15/13	1,070	1,097
U.S. Treasury Note	2.750%	2/28/13	8,655	8,449
U.S. Treasury Note	3.125%	4/30/13	6,225	6,171
U.S. Treasury Note	4.250%	11/15/13	460	480
U.S. Treasury Note	4.000%	2/15/14	375	387
U.S. Treasury Note	4.750%	5/15/14	325	348
U.S. Treasury Note	4.250%	8/15/14	350	366
U.S. Treasury Note	4.250%	11/15/14	125	130
U.S. Treasury Note	4.000%	2/15/15	50	51
U.S. Treasury Note	5.125%	5/15/16	7,900	8,615
U.S. Treasury Note	4.875%	8/15/16	5,075	5,441
U.S. Treasury Note	4.625%	11/15/16	250	264
U.S. Treasury Note	4.500%	5/15/17	175	182
U.S. Treasury Note	4.750%	8/15/17	150	159
				298,457
Agency Bonds and Notes (9.2%)
Agency for International
Development-Egypt
(U.S. Government Guaranteed)	4.450%	9/15/15	350	354
[1] Federal Farm Credit Bank	5.250%	8/3/09	275	281
[1] Federal Farm Credit Bank	5.000%	10/23/09	250	256

[1]	Federal Farm Credit Bank	4.750%	5/7/10	2,000	2,052
[1]	Federal Farm Credit Bank	5.250%	9/13/10	150	156
[1]	Federal Farm Credit Bank	3.750%	12/6/10	450	453
[1]	Federal Farm Credit Bank	2.625%	4/21/11	350	340
[1]	Federal Farm Credit Bank	5.375%	7/18/11	550	576
[1]	Federal Farm Credit Bank	3.875%	8/25/11	350	352
[1]	Federal Farm Credit Bank	4.500%	10/17/12	100	102
[1]	Federal Farm Credit Bank	4.875%	12/16/15	175	177
[1]	Federal Farm Credit Bank	5.125%	8/25/16	225	230
[1]	Federal Farm Credit Bank	4.875%	1/17/17	250	251
[1]	Federal Farm Credit Bank	5.150%	11/15/19	500	510
[1]	Federal Home Loan Bank	5.375%	7/17/09	250	256

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1	Federal Home Loan Bank	5.250%	8/5/09	125	128
1	Federal Home Loan Bank	5.250%	9/11/09	75	77
1	Federal Home Loan Bank	5.000%	9/18/09	1,000	1,023
1	Federal Home Loan Bank	4.500%	10/9/09	5,000	5,090
1	Federal Home Loan Bank	5.000%	12/11/09	300	308
1	Federal Home Loan Bank	3.750%	1/8/10	25	25
1	Federal Home Loan Bank	3.875%	1/15/10	275	278
1	Federal Home Loan Bank	2.750%	3/12/10	325	322
1	Federal Home Loan Bank	4.375%	3/17/10	3,600	3,671
1	Federal Home Loan Bank	4.875%	5/14/10	150	154
1	Federal Home Loan Bank	7.625%	5/14/10	1,850	1,994
1	Federal Home Loan Bank	3.000%	6/11/10	400	397
1	Federal Home Loan Bank	2.750%	6/18/10	350	347
1	Federal Home Loan Bank	3.500%	7/16/10	1,325	1,330
1	Federal Home Loan Bank	4.750%	12/10/10	125	129
1	Federal Home Loan Bank	3.625%	12/17/10	250	251
1	Federal Home Loan Bank	3.125%	6/10/11	375	369
1	Federal Home Loan Bank	3.375%	6/24/11	1,500	1,489
1	Federal Home Loan Bank	5.375%	8/19/11	3,125	3,284
1	Federal Home Loan Bank	4.875%	11/18/11	400	414
1	Federal Home Loan Bank	4.625%	10/10/12	250	255
1	Federal Home Loan Bank	3.375%	2/27/13	300	291
1	Federal Home Loan Bank	3.625%	5/29/13	250	244
1	Federal Home Loan Bank	3.875%	6/14/13	825	815
1	Federal Home Loan Bank	5.125%	8/14/13	1,600	1,668
1	Federal Home Loan Bank	4.500%	9/16/13	2,300	2,331
1	Federal Home Loan Bank	5.500%	8/13/14	1,600	1,698
1	Federal Home Loan Bank	5.375%	5/18/16	1,800	1,886
1	Federal Home Loan Bank	5.625%	6/13/16	75	74
1	Federal Home Loan Bank	5.125%	10/19/16	325	333
1	Federal Home Loan Bank	4.750%	12/16/16	2,300	2,314
1	Federal Home Loan Bank	4.875%	5/17/17	125	127
1	Federal Home Loan Bank	5.250%	12/11/20	425	437
1	Federal Home Loan Bank	5.625%	6/11/21	35	37
1	Federal Home Loan
	Mortgage Corp.	6.625%	9/15/09	3,750	3,913
1	Federal Home Loan
	Mortgage Corp.	2.875%	4/30/10	550	547
1	Federal Home Loan
	Mortgage Corp.	2.875%	6/28/10	2,500	2,483
1	Federal Home Loan
	Mortgage Corp.	5.125%	8/23/10	2,500	2,593
1	Federal Home Loan
	Mortgage Corp.	4.750%	1/18/11	150	155
1	Federal Home Loan
	Mortgage Corp.	3.250%	2/25/11	500	497
1	Federal Home Loan
	Mortgage Corp.	6.000%	6/15/11	2,700	2,878
1	Federal Home Loan
	Mortgage Corp.	3.875%	6/29/11	1,000	1,007
1	Federal Home Loan
	Mortgage Corp.	5.250%	7/18/11	4,250	4,442
1	Federal Home Loan
	Mortgage Corp.	5.750%	1/15/12	2,250	2,386
1	Federal Home Loan
	Mortgage Corp.	5.500%	8/20/12	2,000	2,112

1	Federal Home Loan
	Mortgage Corp.	4.625%	10/25/12	1,075	1,099
1	Federal Home Loan
	Mortgage Corp.	4.125%	12/21/12	425	425
1	Federal Home Loan
	Mortgage Corp.	4.500%	1/15/13	1,300	1,321
1	Federal Home Loan
	Mortgage Corp.	4.500%	7/15/13	275	279
1	Federal Home Loan
	Mortgage Corp.	4.875%	11/15/13	1,850	1,904
1	Federal Home Loan
	Mortgage Corp.	5.000%	7/15/14	3,500	3,622
1	Federal Home Loan
	Mortgage Corp.	5.250%	4/18/16	2,000	2,075
1	Federal Home Loan
	Mortgage Corp.	5.125%	10/18/16	1,000	1,028
1	Federal Home Loan
	Mortgage Corp.	5.500%	8/23/17	1,000	1,053
1	Federal Home Loan
	Mortgage Corp.	4.875%	6/13/18	550	553
1	Federal Home Loan
	Mortgage Corp.	5.000%	12/14/18	615	575
1	Federal Home Loan
	Mortgage Corp.	6.750%	9/15/29	400	477
1	Federal Home Loan
	Mortgage Corp.	6.750%	3/15/31	1,525	1,838
1	Federal Home Loan
	Mortgage Corp.	6.250%	7/15/32	425	486
1	Federal National Mortgage Assn.	5.125%	7/13/09	7,000	7,147
1	Federal National Mortgage Assn.	6.625%	9/15/09	5,060	5,275
1	Federal National Mortgage Assn.	7.250%	1/15/10	3,010	3,195
1	Federal National Mortgage Assn.	3.250%	2/10/10	500	501
1	Federal National Mortgage Assn.	3.000%	7/12/10	1,900	1,890
1	Federal National Mortgage Assn.	4.250%	8/15/10	1,200	1,224
1	Federal National Mortgage Assn.	4.750%	12/15/10	1,075	1,109
1	Federal National Mortgage Assn.	6.250%	2/1/11	400	420
1	Federal National Mortgage Assn.	5.500%	3/15/11	1,000	1,050
1	Federal National Mortgage Assn.	5.125%	4/15/11	925	962
1	Federal National Mortgage Assn.	3.375%	5/19/11	1,000	994
1	Federal National Mortgage Assn.	5.000%	10/15/11	1,025	1,064
1	Federal National Mortgage Assn.	6.125%	3/15/12	1,450	1,558
1	Federal National Mortgage Assn.	4.875%	5/18/12	350	361
1	Federal National Mortgage Assn.	4.375%	9/15/12	350	355
1	Federal National Mortgage Assn.	3.625%	2/12/13	525	514
1	Federal National Mortgage Assn.	4.750%	2/21/13	500	512
1	Federal National Mortgage Assn.	4.375%	3/15/13	1,850	1,869
1	Federal National Mortgage Assn.	4.625%	5/1/13	475	465
1	Federal National Mortgage Assn.	4.625%	10/15/13	2,950	3,003
1	Federal National Mortgage Assn.	4.125%	4/15/14	1,500	1,487
1	Federal National Mortgage Assn.	4.625%	10/15/14	1,000	1,013
1	Federal National Mortgage Assn.	4.375%	10/15/15	500	496
1	Federal National Mortgage Assn.	5.250%	9/15/16	1,150	1,193
1	Federal National Mortgage Assn.	4.875%	12/15/16	1,500	1,517
1	Federal National Mortgage Assn.	5.000%	2/13/17	1,925	1,960
1	Federal National Mortgage Assn.	5.000%	5/11/17	2,000	2,036
1	Federal National Mortgage Assn.	7.125%	1/15/30	1,925	2,399
1	Federal National Mortgage Assn.	7.250%	5/15/30	300	380
1	Federal National Mortgage Assn.	6.625%	11/15/30	600	712
1	Federal National Mortgage Assn.	5.625%	7/15/37	125	129

	Private Export Funding Corp.	7.200%	1/15/10	400	424
	State of Israel (U.S.
	Government Guaranteed)	5.500%	9/18/23	150	162
	State of Israel (U.S.
	Government Guaranteed)	5.500%	12/4/23	50	54
	State of Israel (U.S.
	Government Guaranteed)	5.500%	4/26/24	75	81
1	Tennessee Valley Auth.	5.500%	7/18/17	275	288
1	Tennessee Valley Auth.	4.500%	4/1/18	150	146
1	Tennessee Valley Auth.	7.125%	5/1/30	1,000	1,236
1	Tennessee Valley Auth.	4.650%	6/15/35	175	159
1	Tennessee Valley Auth.	5.500%	6/15/38	100	103
1	Tennessee Valley Auth.	4.875%	1/15/48	100	93
1	Tennessee Valley Auth.	5.375%	4/1/56	50	50
					129,270
Mortgage-Backed Securities (38.4%)
	Conventional Mortgage-Backed Securities (35.1%)
[1,2]	Federal Home Loan	4.000%	8/1/08–
	Mortgage Corp.		9/1/20	4,110	3,911
[1,2]	Federal Home Loan	4.500%	3/1/09–
	Mortgage Corp.		8/1/35	16,403	15,848

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[1,2]	Federal Home Loan	5.000%	1/1/18–
	Mortgage Corp.		5/1/38	47,102	45,593
[1,2]	Federal Home Loan	5.500%	11/1/08–
	Mortgage Corp.		1/1/38	66,922	66,123
[1,2]	Federal Home Loan	6.000%	7/1/08–
	Mortgage Corp.		7/1/38	41,905	42,457
[1,2]	Federal Home Loan	6.500%	8/1/08–
	Mortgage Corp.		12/1/37	7,857	8,121
[1,2]	Federal Home Loan	7.000%	8/1/08–
	Mortgage Corp.		9/1/36	2,597	2,736
[1,2]	Federal Home Loan	7.500%	10/1/09–
	Mortgage Corp.		12/1/30	256	270
[1,2]	Federal Home Loan	8.000%	10/1/09–
	Mortgage Corp.		7/1/30	207	221
[1,2]	Federal Home Loan	8.500%	3/1/23–
	Mortgage Corp.		11/1/30	75	82
[1,2]	Federal Home Loan	9.000%	5/1/27–
	Mortgage Corp.		5/1/30	6	7
[1,2]	Federal Home Loan	9.500%	1/1/25–
	Mortgage Corp.		2/1/25	4	5
[1,2]	Federal Home Loan	10.000%	3/1/17–
	Mortgage Corp.		11/1/19	4	5
[1,2]	Federal National Mortgage Assn.	4.000%	12/1/10–
			6/1/19	1,563	1,503
[1,2]	Federal National Mortgage Assn.	4.500%	9/1/11–
			10/1/35	16,842	16,175
[1,2]	Federal National Mortgage Assn.	5.000%	9/1/09–
			7/1/38	71,423	68,687
[1,2]	Federal National Mortgage Assn.	5.500%	3/1/17–
			7/1/38	80,450	79,271
[1,2]	Federal National Mortgage Assn.	6.000%	11/1/08–
			3/1/38	60,575	61,343
[1,2]	Federal National Mortgage Assn.	6.500%	8/1/08–
			12/1/37	23,352	24,094
[1,2]	Federal National Mortgage Assn.	7.000%	11/1/10–
			11/1/37	5,562	5,840
[1,2]	Federal National Mortgage Assn.	7.500%	11/1/11–
			7/1/32	315	335
[1,2]	Federal National Mortgage Assn.	8.000%	4/1/10–
			11/1/30	116	126
[1,2]	Federal National Mortgage Assn.	8.500%	7/1/22–
			4/1/31	44	49
[1,2]	Federal National Mortgage Assn.	9.000%	6/1/22–
			12/1/24	12	13
[1,2]	Federal National Mortgage Assn.	9.500%	12/1/18–
			2/1/25	8	8
[1,2]	Federal National Mortgage Assn.	10.000%	8/1/20–
			8/1/21	4	4
[1,2]	Federal National Mortgage Assn.	10.500%	8/1/20	1	1
[2]	Government National	4.500%	8/15/18–
	Mortgage Assn.		8/15/35	733	697
[2]	Government National	5.000%	3/15/18–
	Mortgage Assn.		5/20/38	8,971	8,707
[2]	Government National	5.500%	6/15/18–
	Mortgage Assn.		6/15/38	17,489	17,415
[2]	Government National	6.000%	3/15/09–

	Mortgage Assn.		4/20/38	15,284	15,518
[2]	Government National	6.500%	10/15/08–
	Mortgage Assn.		12/20/37	6,524	6,739
[2]	Government National	7.000%	10/15/08–
	Mortgage Assn.		8/20/36	801	851
[2]	Government National	7.500%	6/15/12–
	Mortgage Assn.		1/15/31	242	264
[2]	Government National	8.000%	2/15/22–
	Mortgage Assn.		12/15/30	142	155
[2]	Government National	8.500%	7/15/09–
	Mortgage Assn.		7/15/30	41	45
[2]	Government National	9.000%	4/15/16–
	Mortgage Assn.		7/15/30	94	101
[2]	Government National	9.500%	4/15/17–
	Mortgage Assn.		12/15/21	13	13
[2]	Government National
	Mortgage Assn.	10.000%	5/15/20	1	1
[2]	Government National
	Mortgage Assn.	10.500%	5/15/19	12	13
[2]	Government National
	Mortgage Assn.	11.500%	2/15/13	2	2

	Nonconventional Mortgage-Backed Securities (3.3%)
[1,2]	Federal Home Loan
	Mortgage Corp.	4.305%	4/1/36	832	832
[1,2]	Federal Home Loan
	Mortgage Corp.	4.390%	12/1/34	421	423
[1,2]	Federal Home Loan
	Mortgage Corp.	4.572%	9/1/34	210	211
[1,2]	Federal Home Loan
	Mortgage Corp.	4.590%	11/1/34	397	399
[1,2]	Federal Home Loan
	Mortgage Corp.	4.606%	4/1/35	486	489
[1,2]	Federal Home Loan
	Mortgage Corp.	4.634%	12/1/35	563	566
[1,2]	Federal Home Loan
	Mortgage Corp.	4.656%	7/1/35	341	343
[1,2]	Federal Home Loan
	Mortgage Corp.	4.681%	12/1/34	180	181
[1,2]	Federal Home Loan
	Mortgage Corp.	4.793%	7/1/35	790	796
[1,2]	Federal Home Loan
	Mortgage Corp.	4.812%	3/1/36	479	482
[1,2]	Federal Home Loan
	Mortgage Corp.	4.981%	5/1/35	442	447
[1,2]	Federal Home Loan
	Mortgage Corp.	5.262%	3/1/36	477	484
[1,2]	Federal Home Loan
	Mortgage Corp.	5.288%	12/1/36	137	139
[1,2]	Federal Home Loan
	Mortgage Corp.	5.293%	3/1/38	450	447
[1,2]	Federal Home Loan
	Mortgage Corp.	5.327%	12/1/35	312	316
[1,2]	Federal Home Loan
	Mortgage Corp.	5.424%	3/1/37	372	378
[1,2]	Federal Home Loan
	Mortgage Corp.	5.437%	4/1/37	583	591
[1,2]	Federal Home Loan
	Mortgage Corp.	5.488%	2/1/36	388	393

[1,2]	Federal Home Loan
	Mortgage Corp.	5.547%	7/1/36	269	274
[1,2]	Federal Home Loan
	Mortgage Corp.	5.577%	5/1/36	406	415
[1,2]	Federal Home Loan
	Mortgage Corp.	5.606%	4/1/37	425	435
[1,2]	Federal Home Loan
	Mortgage Corp.	5.684%	12/1/36	594	606
[1,2]	Federal Home Loan
	Mortgage Corp.	5.699%	3/1/37	838	855
[1,2]	Federal Home Loan
	Mortgage Corp.	5.709%	9/1/36	953	971
[1,2]	Federal Home Loan
	Mortgage Corp.	5.767%	5/1/36	222	228
[1,2]	Federal Home Loan
	Mortgage Corp.	5.824%	10/1/37	576	588
[1,2]	Federal Home Loan
	Mortgage Corp.	5.829%	6/1/37	686	700
[1,2]	Federal Home Loan
	Mortgage Corp.	5.846%	4/1/37	530	542
[1,2]	Federal Home Loan
	Mortgage Corp.	5.873%	5/1/37	589	598
[1,2]	Federal Home Loan
	Mortgage Corp.	5.877%	12/1/36	243	248

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
[1,2] Federal Home Loan
Mortgage Corp.	5.968%	10/1/37	128	131
[1,2] Federal Home Loan
Mortgage Corp.	6.114%	12/1/36	449	459
[1,2] Federal Home Loan
Mortgage Corp.	6.135%	8/1/37	463	474
[1,2] Federal Home Loan
Mortgage Corp.	6.405%	6/1/37	379	389
[1,2] Federal Home Loan
Mortgage Corp.	6.522%	2/1/37	402	414
[1,2] Federal National Mortgage Assn.	4.138%	5/1/34	218	217
[1,2] Federal National Mortgage Assn.	4.418%	8/1/35	798	799
[1,2] Federal National Mortgage Assn.	4.438%	7/1/35	213	213
[1,2] Federal National Mortgage Assn.	4.543%	4/1/36	583	586
[1,2] Federal National Mortgage Assn.	4.571%	1/1/35	833	838
[1,2] Federal National Mortgage Assn.	4.585%	11/1/34	459	456
[1,2] Federal National Mortgage Assn.	4.629%	9/1/34	372	374
[1,2] Federal National Mortgage Assn.	4.633%	8/1/35	1,002	1,000
[1,2] Federal National Mortgage Assn.	4.636%	11/1/33	115	116
[1,2] Federal National Mortgage Assn.	4.681%	10/1/34	208	209
[1,2] Federal National Mortgage Assn.	4.692%	11/1/34	306	308
[1,2] Federal National Mortgage Assn.	4.744%	9/1/34	88	89
[1,2] Federal National Mortgage Assn.	4.750%	6/1/34	162	163
[1,2] Federal National Mortgage Assn.	4.750%	9/1/35	316	318
[1,2] Federal National Mortgage Assn.	4.755%	10/1/34	454	457
[1,2] Federal National Mortgage Assn.	4.774%	4/1/36	822	828
[1,2] Federal National Mortgage Assn.	4.827%	4/1/37	605	610
[1,2] Federal National Mortgage Assn.	4.850%	11/1/35	701	707
[1,2] Federal National Mortgage Assn.	4.869%	12/1/35	593	598
[1,2] Federal National Mortgage Assn.	4.944%	7/1/35	122	123
[1,2] Federal National Mortgage Assn.	4.950%	5/1/37	695	698
[1,2] Federal National Mortgage Assn.	5.008%	12/1/33	155	155
[1,2] Federal National Mortgage Assn.	5.034%	8/1/37	1,129	1,138
[1,2] Federal National Mortgage Assn.	5.068%	2/1/36	113	114
[1,2] Federal National Mortgage Assn.	5.075%	12/1/35	768	777
[1,2] Federal National Mortgage Assn.	5.105%	1/1/36	388	393
[1,2] Federal National Mortgage Assn.	5.128%	12/1/35	767	776
[1,2] Federal National Mortgage Assn.	5.194%	3/1/38	448	444
[1,2] Federal National Mortgage Assn.	5.278%	3/1/37	351	355
[1,2] Federal National Mortgage Assn.	5.380%	2/1/36	339	345
[1,2] Federal National Mortgage Assn.	5.443%	5/1/37	312	317
[1,2] Federal National Mortgage Assn.	5.462%	2/1/36	497	505
[1,2] Federal National Mortgage Assn.	5.597%	1/1/37	411	419
[1,2] Federal National Mortgage Assn.	5.602%	7/1/36	150	153
[1,2] Federal National Mortgage Assn.	5.641%	3/1/37	379	386
[1,2] Federal National Mortgage Assn.	5.662%	6/1/36	200	204
[1,2] Federal National Mortgage Assn.	5.672%	6/1/37	203	208
[1,2] Federal National Mortgage Assn.	5.680%	3/1/37	1,290	1,315
[1,2] Federal National Mortgage Assn.	5.691%	2/1/37	809	825
[1,2] Federal National Mortgage Assn.	5.700%	2/1/37	1,164	1,193
[1,2] Federal National Mortgage Assn.	5.711%	9/1/36	253	258
[1,2] Federal National Mortgage Assn.	5.739%	12/1/36	1,324	1,351
[1,2] Federal National Mortgage Assn.	5.739%	3/1/37	1,115	1,137
[1,2] Federal National Mortgage Assn.	5.759%	4/1/36	375	383
[1,2] Federal National Mortgage Assn.	5.771%	12/1/37	811	820
[1,2] Federal National Mortgage Assn.	5.787%	4/1/37	444	450

[1,2] Federal National Mortgage Assn.		5.790%	4/1/37	256	262
[1,2] Federal National Mortgage Assn.		5.798%	1/1/36	220	224
[1,2] Federal National Mortgage Assn.		5.815%	6/1/37	1,382	1,410
[1,2] Federal National Mortgage Assn.		5.890%	9/1/36	921	942
[1,2] Federal National Mortgage Assn.		5.962%	11/1/36	803	822
[1,2] Federal National Mortgage Assn.		6.018%	10/1/37	561	572
[1,2] Federal National Mortgage Assn.		6.085%	8/1/37	393	403
[1,2] Federal National Mortgage Assn.		6.095%	6/1/36	99	102
[1,2] Federal National Mortgage Assn.		6.619%	9/1/37	562	578
					539,036
Total U.S. Government and Agency Obligations
(Cost $961,634)					966,763
Corporate Bonds (27.2%)
Asset-Backed/Commercial Mortgage-Backed Securities (7.5%)
[3]	BA Covered Bond Issuer	5.500%	6/14/12	1,150	1,183
[2,4]	Banc of America Commercial
	Mortgage, Inc.	6.158%	2/10/51	725	712
[2]	Banc of America Commercial
	Mortgage, Inc.	4.050%	11/10/38	90	89
[2]	Banc of America Commercial
	Mortgage, Inc.	4.153%	11/10/38	50	48
[2]	Banc of America Commercial
	Mortgage, Inc.	4.877%	7/10/42	300	283
[2]	Banc of America Commercial
	Mortgage, Inc.	5.115%	10/10/45	700	660
[2]	Banc of America Commercial
	Mortgage, Inc.	5.634%	7/10/46	325	313
[2]	Banc of America Commercial
	Mortgage, Inc.	5.414%	9/10/47	225	214
[2,4]	Bank One Issuance Trust	2.581%	6/15/11	600	599
[2]	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.610%	11/15/33	2,100	1,996
[2]	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.849%	6/11/40	750	742
[2]	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.405%	12/11/40	375	360
[2]	Bear Stearns Commercial
	Mortgage Securities, Inc.	4.521%	11/11/41	100	96
[2]	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.742%	9/11/42	375	356
[2]	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.301%	10/12/42	1,000	950
[2]	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.613%	6/11/50	275	269
[2]	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.694%	6/11/50	1,200	1,135
[2,4]	CWCapital Cobalt	6.015%	5/15/46	1,300	1,247
[2]	Capital Auto Receivables
	Asset Trust	4.680%	10/15/12	475	476
[2]	Capital One Multi-Asset
	Execution Trust	3.650%	7/15/11	1,500	1,500
[2]	Capital One Multi-Asset
	Execution Trust	5.300%	2/18/14	125	127
[2]	Capital One Multi-Asset
	Execution Trust	5.050%	12/17/18	1,000	966
[2,4]	Capital One Prime Auto
	Receivables Trust	2.491%	4/15/11	1,684	1,673
[2,4]	Chase Issuance Trust	2.481%	2/15/11	1,500	1,494
[2]	Chase Issuance Trust	4.650%	12/17/12	800	807

[2]	Chase Issuance Trust	4.650%	3/15/15	1,000	988
[2]	Citibank Credit Card
	Issuance Trust	3.500%	8/16/10	2,000	2,000
[2,4]	Citigroup Commercial
	Mortgage Trust	5.889%	12/10/49	525	500
[2,4]	Citigroup Commercial
	Mortgage Trust	5.915%	3/15/49	1,100	1,073
[2,4]	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.400%	7/15/44	175	163
[2]	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.886%	11/15/44	550	527
[2]	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.205%	12/11/49	925	903
[2]	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.322%	12/11/49	525	487
[2,3]	Commercial Mortgage
	Lease-Backed Certificate	6.746%	6/20/31	808	780
[2]	Commercial Mortgage
	Pass-Through Certificates	5.248%	12/10/46	150	148
[2]	Countrywide Home Loans	4.802%	5/25/33	178	172
[2]	Credit Suisse First Boston
	Mortgage Securities Corp.	6.380%	12/18/35	3,250	3,357

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2]	Credit Suisse First Boston
	Mortgage Securities Corp.	3.936%	5/15/38	100	92
[2]	Credit Suisse First Boston
	Mortgage Securities Corp.	5.100%	8/15/38	850	802
[2,4]	Credit Suisse Mortgage
	Capital Certificates	5.913%	6/15/39	175	167
[2]	Credit Suisse Mortgage
	Capital Certificates	5.609%	2/15/39	1,000	963
[2]	DaimlerChrysler Auto Trust	4.200%	7/8/10	175	176
[2]	DaimlerChrysler Auto Trust	5.330%	8/8/10	342	343
[2]	DaimlerChrysler Auto Trust	3.700%	6/8/12	500	493
[2,4]	DaimlerChrysler Master
	Owner Trust	2.496%	12/15/10	800	796
[2,4]	Discover Card Master Trust	5.650%	12/15/15	600	603
[2,4]	Discover Card Master Trust I	2.491%	5/15/11	5,000	4,985
[2,4]	Discover Card Master Trust I	2.581%	5/15/11	750	748
[2]	Fifth Third Auto Trust	4.070%	1/17/12	1,000	990
[2]	First Union National Bank
	Commercial Mortgage Trust	6.223%	12/12/33	2,100	2,029
[2]	Ford Credit Auto Owner Trust	4.300%	8/15/09	14	14
[2]	Ford Credit Auto Owner Trust	4.370%	10/15/12	450	442
[2,4]	GE Capital Commercial
	Mortgage Corp.	5.518%	3/10/44	1,700	1,622
[2]	GE Capital Commercial
	Mortgage Corp.	5.994%	12/10/35	1,027	1,016
[2]	GE Capital Credit Card
	Master Note Trust	5.080%	9/15/12	1,350	1,360
[2]	GMAC Commercial
	Mortgage Securities, Inc.	4.908%	3/10/38	150	142
[2]	GMAC Commercial
	Mortgage Securities, Inc.	4.646%	4/10/40	100	98
[2]	GMAC Commercial
	Mortgage Securities, Inc.	4.864%	12/10/41	1,500	1,404
[2]	GS Mortgage Securities Corp. II	5.993%	8/10/45	475	456
[2,4]	Gracechurch Card Funding PLC	2.481%	9/15/10	3,000	2,993
[2,4]	Gracechurch Card Funding PLC	2.481%	11/15/10	2,000	1,990
[2]	Greenwich Capital
	Commercial Funding Corp.	4.948%	1/11/35	100	98
[2]	Greenwich Capital Commercial
	Funding Corp.	5.317%	6/10/36	700	681
[2]	Greenwich Capital Commercial
	Funding Corp.	5.117%	4/10/37	300	301
[2]	Greenwich Capital Commercial
	Funding Corp.	5.224%	4/10/37	1,300	1,235
[2]	Honda Auto Receivables
	Owner Trust	4.610%	8/17/09	133	133
[2]	Honda Auto Receivables
	Owner Trust	5.300%	7/21/10	299	301
[2]	Honda Auto Receivables
	Owner Trust	5.120%	10/15/10	857	858
[2]	Honda Auto Receivables
	Owner Trust	4.880%	9/18/14	225	226
[2,4]	JPMorgan Chase Commercial
	Mortgage Securities	5.882%	2/15/51	275	263
[2]	JPMorgan Chase Commercial
	Mortgage Securities	4.200%	7/12/35	802	788

[2]	JPMorgan Chase Commercial
	Mortgage Securities	4.697%	7/15/42	2,000	1,920
[2]	JPMorgan Chase Commercial
	Mortgage Securities	5.160%	4/15/43	808	812
[2]	JPMorgan Chase Commercial
	Mortgage Securities	6.065%	4/15/45	550	541
[2]	JPMorgan Chase Commercial
	Mortgage Securities	5.992%	6/15/49	1,025	1,019
[2]	JPMorgan Chase Commercial
	Mortgage Securities	6.007%	6/15/49	650	624
[2]	JPMorgan Chase Commercial
	Mortgage Securities	5.794%	2/12/51	450	428
[2]	JPMorgan Chase Commercial
	Mortgage Securities	5.855%	2/12/51	250	247
[2,4]	LB-UBS Commercial
	Mortgage Trust	5.661%	3/15/39	175	170
[2]	LB-UBS Commercial
	Mortgage Trust	4.786%	10/15/29	1,500	1,401
[2]	LB-UBS Commercial
	Mortgage Trust	4.553%	7/15/30	50	50
[2]	LB-UBS Commercial
	Mortgage Trust	4.885%	9/15/30	1,950	1,955
[2]	LB-UBS Commercial
	Mortgage Trust	5.197%	11/15/30	250	238
[2]	LB-UBS Commercial
	Mortgage Trust	4.853%	9/15/31	200	198
[2]	LB-UBS Commercial
	Mortgage Trust	5.430%	2/15/40	500	466
[2]	LB-UBS Commercial
	Mortgage Trust	5.866%	9/15/45	950	909
[2,4]	MBNA Credit Card
	Master Note Trust	2.471%	12/15/10	6,000	5,998
[2,4]	MBNA Credit Card Master
	Note Trust	2.491%	2/15/12	3,000	2,979
[2,4]	MBNA Credit Card Master
	Note Trust	2.863%	12/15/11	250	248
[2]	MBNA Credit Card Master
	Note Trust	4.300%	2/15/11	250	250
[2]	MBNA Master Credit Card Trust	7.000%	2/15/12	1,400	1,445
[2,4]	Merrill Lynch Mortgage Trust	6.023%	6/12/50	3,800	3,654
[2]	Merrill Lynch Mortgage Trust	5.236%	11/12/35	175	169
[2]	Merrill Lynch Mortgage Trust	5.841%	5/12/39	200	195
[2]	Merrill Lynch Mortgage Trust	5.690%	2/12/51	350	329
[2]	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	6.104%	6/12/46	1,800	1,774
[2]	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.378%	8/12/48	575	534
[2]	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.590%	9/12/49	275	270
[2]	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.700%	9/12/49	350	331
[2]	Morgan Stanley Capital I	4.970%	4/14/40	1,217	1,150
[2]	Morgan Stanley Capital I	5.168%	1/14/42	125	119
[2]	Morgan Stanley Capital I	5.230%	9/15/42	2,625	2,497
[2]	Morgan Stanley Capital I	5.943%	10/15/42	135	132
[2]	Morgan Stanley Capital I	6.457%	1/11/43	475	469
[2]	Morgan Stanley Capital I	5.809%	12/12/49	425	405
[2]	Morgan Stanley Capital I	5.090%	10/12/52	300	298
[2]	Morgan Stanley Dean

	Witter Capital I	5.980%	1/15/39	2,500	2,557
[2]	Nissan Auto Receivables
	Owner Trust	4.190%	7/15/09	21	21
[2]	Nissan Auto Receivables
	Owner Trust	5.050%	11/17/14	175	176
[2]	PG&E Energy Recovery
	Funding LLC	4.140%	9/25/12	200	200
[2]	PG&E Energy Recovery
	Funding LLC	5.030%	3/25/14	600	605
[2]	PNC Mortgage Acceptance Corp.	7.300%	10/12/33	1,807	1,810
[2]	PSE&G Transition Funding LLC	6.890%	12/15/17	500	539
[2]	Salomon Brothers Mortgage
	Securities VII	4.112%	9/25/33	618	594
[2]	USAA Auto Owner Trust	4.550%	2/16/10	95	95
[2]	USAA Auto Owner Trust	5.360%	2/15/11	451	454
[2]	Volkswagen Auto Loan
	Enhanced Trust	4.800%	7/20/09	39	39
[2]	Wachovia Auto Owner Trust	4.790%	4/20/10	71	71
[2,4]	Wachovia Bank Commercial
	Mortgage Trust	5.384%	10/15/44	775	742
[2,4]	Wachovia Bank Commercial
	Mortgage Trust	5.440%	12/15/44	850	811

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2,4]	Wachovia Bank Commercial
	Mortgage Trust	5.928%	5/15/43	325	317
[2]	Wachovia Bank Commercial
	Mortgage Trust	4.440%	11/15/34	1,365	1,306
[2]	Wachovia Bank Commercial
	Mortgage Trust	4.719%	1/15/41	100	100
[2]	Wachovia Bank Commercial
	Mortgage Trust	5.001%	7/15/41	150	151
[2]	Wachovia Bank Commercial
	Mortgage Trust	5.118%	7/15/42	125	118
[2]	Wachovia Bank Commercial
	Mortgage Trust	4.699%	5/15/44	800	738
[2]	World Omni Auto
	Receivables Trust	3.940%	10/15/12	500	494
					105,163
Finance (8.6%)
	Banking (3.8%)
	Abbey National PLC	7.950%	10/26/29	150	153
	AmSouth Bank NA	5.200%	4/1/15	150	132
	BAC Capital Trust XI	6.625%	5/23/36	150	141
[2]	BB&T Capital Trust IV	6.820%	6/12/57	25	22
	BB&T Corp.	6.500%	8/1/11	125	128
	BB&T Corp.	4.750%	10/1/12	250	241
	BB&T Corp.	5.200%	12/23/15	125	113
	BB&T Corp.	5.625%	9/15/16	175	160
	BB&T Corp.	4.900%	6/30/17	75	65
	BB&T Corp.	6.750%	6/7/36	175	156
[3]	Banco Bilbao Vizcaya ARG	5.750%	7/20/17	575	608
	Bank One Corp.	7.875%	8/1/10	50	53
	Bank One Corp.	5.250%	1/30/13	50	50
	Bank One Corp.	4.900%	4/30/15	100	95
[2]	Bank of America
	Capital Trust XIV	5.630%	12/31/49	75	59
	Bank of America Corp.	4.500%	8/1/10	225	226
	Bank of America Corp.	4.250%	10/1/10	225	224
	Bank of America Corp.	4.375%	12/1/10	75	75
	Bank of America Corp.	6.250%	4/15/12	350	363
	Bank of America Corp.	4.900%	5/1/13	400	395
	Bank of America Corp.	5.375%	6/15/14	120	117
	Bank of America Corp.	5.125%	11/15/14	1,580	1,554
	Bank of America Corp.	5.250%	12/1/15	75	73
	Bank of America Corp.	5.750%	8/15/16	100	98
	Bank of America Corp.	5.625%	10/14/16	100	95
	Bank of America Corp.	5.300%	3/15/17	1,125	1,059
	Bank of America Corp.	5.420%	3/15/17	175	161
	Bank of America Corp.	5.750%	12/1/17	150	142
	Bank of America Corp.	5.650%	5/1/18	225	210
	Bank of America Corp.	5.625%	3/8/35	450	370
	Bank of New York Mellon	6.375%	4/1/12	100	105
	Bank of New York Mellon	4.950%	11/1/12	300	301
	Bank of New York Mellon	4.500%	4/1/13	50	49
	Bank of New York Mellon	4.950%	3/15/15	200	193
	Bank of Tokyo-Mitsubishi	8.400%	4/15/10	175	186
[2]	Barclays Bank PLC	6.278%	12/29/49	80	65
	Charter One Bank N.A.	5.500%	4/26/11	300	304
[2,3]	Citicorp Lease

	Pass-Through Trust	8.040%	12/15/19	500	535
[2]	Citigroup Capital XXI	8.300%	12/21/57	450	423
	Citigroup, Inc.	4.250%	7/29/09	200	201
	Citigroup, Inc.	4.625%	8/3/10	125	124
	Citigroup, Inc.	6.500%	1/18/11	550	571
	Citigroup, Inc.	5.125%	2/14/11	50	50
	Citigroup, Inc.	5.100%	9/29/11	700	695
	Citigroup, Inc.	6.000%	2/21/12	150	149
	Citigroup, Inc.	5.250%	2/27/12	225	223
	Citigroup, Inc.	5.500%	8/27/12	50	49
	Citigroup, Inc.	5.625%	8/27/12	325	322
	Citigroup, Inc.	5.300%	10/17/12	625	611
	Citigroup, Inc.	5.500%	4/11/13	600	579
	Citigroup, Inc.	5.000%	9/15/14	900	818
	Citigroup, Inc.	4.875%	5/7/15	75	68
	Citigroup, Inc.	4.700%	5/29/15	50	46
	Citigroup, Inc.	5.300%	1/7/16	225	212
	Citigroup, Inc.	6.000%	8/15/17	425	412
	Citigroup, Inc.	6.125%	11/21/17	225	219
	Citigroup, Inc.	6.625%	6/15/32	100	91
	Citigroup, Inc.	5.875%	2/22/33	375	311
	Citigroup, Inc.	6.000%	10/31/33	200	169
	Citigroup, Inc.	6.125%	8/25/36	100	85
	Citigroup, Inc.	5.875%	5/29/37	200	172
	Citigroup, Inc.	6.875%	3/5/38	525	508
	Colonial Bank NA	6.375%	12/1/15	50	42
	Comerica Bank	5.750%	11/21/16	225	203
	Comerica Bank	5.200%	8/22/17	75	63
[2]	Comerica Capital Trust II	6.576%	2/20/37	150	104
	Compass Bank	6.400%	10/1/17	75	73
	Compass Bank	5.900%	4/1/26	50	42
[2]	Credit Suisse First
	Boston USA, Inc.	5.860%	5/15/49	225	190
	Credit Suisse First
	Boston USA, Inc.	4.875%	8/15/10	675	683
	Credit Suisse First
	Boston USA, Inc.	5.250%	3/2/11	150	152
	Credit Suisse First
	Boston USA, Inc.	6.125%	11/15/11	250	256
	Credit Suisse First
	Boston USA, Inc.	6.500%	1/15/12	400	415
	Credit Suisse First
	Boston USA, Inc.	5.500%	8/15/13	65	65
	Credit Suisse First
	Boston USA, Inc.	4.875%	1/15/15	550	519
	Credit Suisse First
	Boston USA, Inc.	5.125%	8/15/15	685	633
	Credit Suisse First
	Boston USA, Inc.	5.375%	3/2/16	125	120
	Deutsche Bank AG London	5.375%	10/12/12	250	253
	Deutsche Bank AG London	6.000%	9/1/17	550	559
	Deutsche Bank AG London	4.875%	5/20/13	250	247
	Deutsche Bank Financial LLC	5.375%	3/2/15	300	292
	Fifth Third Bank	4.200%	2/23/10	100	96
	Fifth Third Bank	6.250%	5/1/13	125	115
	Fifth Third Bank	8.250%	3/1/38	225	182
[2]	Fifth Third Cap Trust IV	6.500%	4/15/67	300	194
	First Tennessee Bank	5.050%	1/15/15	50	43
	FirstStar Bank	7.125%	12/1/09	250	261

	Fleet Capital Trust II	7.920%	12/11/26	400	411
	Golden West Financial Corp.	4.750%	10/1/12	75	73
[3]	HBOS Treasury Services PLC	5.250%	2/21/17	550	541
[3]	HBOS Treasury Services PLC	6.750%	5/21/18	150	140
	HSBC Bank USA	5.625%	8/15/35	250	214
	HSBC Holdings PLC	7.500%	7/15/09	350	359
	HSBC Holdings PLC	7.625%	5/17/32	100	105
	HSBC Holdings PLC	7.350%	11/27/32	100	100
	HSBC Holdings PLC	6.500%	5/2/36	500	468
	HSBC Holdings PLC	6.500%	9/15/37	425	395
	HSBC Holdings PLC	6.800%	6/1/38	75	71
	JPM Capital Trust	6.550%	9/29/36	125	109
	JPMorgan Capital Trust	5.875%	3/15/35	200	165
	JPMorgan Chase & Co.	4.500%	11/15/10	300	301
	JPMorgan Chase & Co.	5.600%	6/1/11	450	462
	JPMorgan Chase & Co.	4.850%	6/16/11	375	377
	JPMorgan Chase & Co.	4.500%	1/15/12	300	297
	JPMorgan Chase & Co.	6.625%	3/15/12	100	105
	JPMorgan Chase & Co.	5.375%	10/1/12	675	682
	JPMorgan Chase & Co.	5.750%	1/2/13	725	732
	JPMorgan Chase & Co.	4.750%	5/1/13	375	361
	JPMorgan Chase & Co.	5.375%	1/15/14	25	25
	JPMorgan Chase & Co.	4.875%	3/15/14	230	227

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	JPMorgan Chase & Co.	5.125%	9/15/14	410	385
	JPMorgan Chase & Co.	4.750%	3/1/15	25	24
	JPMorgan Chase & Co.	5.250%	5/1/15	650	640
	JPMorgan Chase & Co.	5.150%	10/1/15	150	144
	JPMorgan Chase & Co.	5.875%	6/13/16	25	25
	JPMorgan Chase & Co.	6.125%	6/27/17	75	74
	JPMorgan Chase & Co.	6.000%	10/1/17	75	74
	JPMorgan Chase & Co.	6.000%	1/15/18	75	73
	JPMorgan Chase & Co.	5.850%	8/1/35	150	121
	JPMorgan Chase & Co.	6.400%	5/15/38	300	282
	JPMorgan Chase Capital XXII	6.450%	2/2/37	225	193
	JPMorgan Chase Capital XXV	6.800%	10/1/37	225	200
	Key Bank NA	5.500%	9/17/12	175	159
	Key Bank NA	5.800%	7/1/14	125	112
	Key Bank NA	4.950%	9/15/15	150	127
	Key Bank NA	5.450%	3/3/16	150	125
	KeyCorp	6.500%	5/14/13	150	132
	MBNA America Bank NA	6.625%	6/15/12	100	106
	MBNA Corp.	6.125%	3/1/13	125	129
	MBNA Corp.	5.000%	6/15/15	50	48
[2]	Manufacturers & Traders
	Trust Co.	5.585%	12/28/20	150	130
	Manufacturers & Traders
	Trust Co.	6.625%	12/4/17	200	194
	Marshall & Ilsley Bank	4.850%	6/16/15	275	223
	Mellon Bank NA	4.750%	12/15/14	50	48
	Mellon Funding Corp.	5.000%	12/1/14	300	290
	NB Capital Trust IV	8.250%	4/15/27	200	201
	National City Corp.	4.900%	1/15/15	500	383
[2]	National City Preferred
	Capital Trust I	12.000%	12/31/49	125	112
[3]	Nationwide Building Society	5.500%	7/18/12	575	584
	North Fork Bancorp., Inc.	5.875%	8/15/12	150	143
[3]	Northern Rock PLC	5.625%	6/22/17	1,150	1,158
	PNC Bank NA	4.875%	9/21/17	325	287
	PNC Bank NA	6.000%	12/7/17	100	96
	PNC Bank NA	6.875%	4/1/18	50	50
	PNC Funding Corp.	5.250%	11/15/15	100	93
	PNC Funding Corp.	5.625%	2/1/17	75	70
	Regions Financial Corp.	6.375%	5/15/12	200	198
[2]	Regions Financial Corp.	6.625%	5/15/47	250	173
	Regions Financial Corp.	7.375%	12/10/37	175	150
	Royal Bank of Canada	4.125%	1/26/10	375	378
[2]	Royal Bank of Scotland
	Group PLC	7.640%	3/31/49	650	592
[2]	Royal Bank of Scotland
	Group PLC	7.648%	8/29/49	450	437
	Royal Bank of Scotland
	Group PLC	5.000%	11/12/13	225	220
	Royal Bank of Scotland
	Group PLC	5.050%	1/8/15	125	119
	Santander Central
	Hispano Issuances	7.625%	9/14/10	375	397
	Santander Finance Issuances	6.375%	2/15/11	50	52
	Sanwa Bank Ltd.	8.350%	7/15/09	100	104
	Sanwa Bank Ltd.	7.400%	6/15/11	725	770

	Southtrust Corp.	5.800%	6/15/14	50	49
	Sovereign Bancorp, Inc.	4.800%	9/1/10	200	176
	Sovereign Bancorp, Inc.	8.750%	5/30/18	75	76
[2,3]	Standard Chartered PLC	6.409%	12/31/49	150	123
	Sumitomo Bank International
	Finance NV	8.500%	6/15/09	150	156
	Sumitomo Mitsui Banking Corp.	8.000%	6/15/12	445	483
	SunTrust Banks, Inc.	5.250%	11/5/12	100	98
	SunTrust Banks, Inc.	5.000%	9/1/15	100	91
	SunTrust Banks, Inc.	5.200%	1/17/17	100	90
	SunTrust Banks, Inc.	6.000%	9/11/17	50	48
	SunTrust Banks, Inc.	5.450%	12/1/17	300	269
	SunTrust Banks, Inc.	7.250%	3/15/18	75	75
[2]	SunTrust Capital VIII	6.100%	12/1/66	150	121
	Swiss Bank Corp.	7.000%	10/15/15	250	263
	Swiss Bank Corp.	7.375%	6/15/17	100	108
	Synovus Financial Corp.	5.125%	6/15/17	125	106
	UBS AG	5.875%	12/20/17	425	419
	UBS AG	5.750%	4/25/18	375	366
	UFJ Finance Aruba AEC	6.750%	7/15/13	150	155
	US Bank NA	4.950%	10/30/14	425	417
[2]	USB Capital IX	6.189%	4/15/49	300	225
	Union Bank of California NA	5.950%	5/11/16	100	95
	Union Planters Corp.	7.750%	3/1/11	300	312
	UnionBanCal Corp.	5.250%	12/16/13	50	48
	Wachovia Bank NA	4.875%	2/1/15	270	246
	Wachovia Bank NA	6.000%	11/15/17	200	190
	Wachovia Bank NA	5.850%	2/1/37	300	244
	Wachovia Bank NA	6.600%	1/15/38	275	245
[2]	Wachovia Capital Trust III	5.800%	3/15/42	300	207
	Wachovia Corp.	4.375%	6/1/10	125	124
	Wachovia Corp.	7.800%	8/18/10	75	79
	Wachovia Corp.	5.300%	10/15/11	175	172
	Wachovia Corp.	5.500%	5/1/13	350	339
	Wachovia Corp.	4.875%	2/15/14	255	231
	Wachovia Corp.	5.625%	10/15/16	125	116
	Wachovia Corp.	5.750%	6/15/17	425	392
	Wachovia Corp.	5.750%	2/1/18	300	276
[3]	Wachovia Corp.	8.000%	12/15/26	600	619
	Wachovia Corp.	5.500%	8/1/35	450	347
	Washington Mutual Bank	6.875%	6/15/11	450	387
	Washington Mutual Bank	5.650%	8/15/14	125	103
	Washington Mutual Bank	5.125%	1/15/15	50	38
	Washington Mutual, Inc.	4.200%	1/15/10	150	137
	Washington Mutual, Inc.	5.000%	3/22/12	175	147
	Washington Mutual, Inc.	5.250%	9/15/17	200	156
	Wells Fargo & Co.	4.200%	1/15/10	710	712
	Wells Fargo & Co.	4.875%	1/12/11	225	228
	Wells Fargo & Co.	5.300%	8/26/11	75	76
	Wells Fargo & Co.	5.250%	10/23/12	200	199
	Wells Fargo & Co.	4.375%	1/31/13	275	262
	Wells Fargo & Co.	4.950%	10/16/13	250	243
	Wells Fargo & Co.	4.625%	4/15/14	75	73
	Wells Fargo & Co.	5.625%	12/11/17	375	361
	Wells Fargo & Co.	5.375%	2/7/35	200	166
	Wells Fargo Bank NA	4.750%	2/9/15	1,150	1,105
	Wells Fargo Bank NA	5.750%	5/16/16	125	127
	Wells Fargo Bank NA	5.950%	8/26/36	150	143
[2]	Wells Fargo Capital XIII	7.700%	12/29/49	150	151

	World Savings Bank, FSB	4.125%	12/15/09	75	74
	Zions Bancorp.	5.500%	11/16/15	175	139

	Brokerage (1.7%)
	Ameriprise Financial Inc.	5.350%	11/15/10	150	148
	Ameriprise Financial Inc.	5.650%	11/15/15	125	119
	Bear Stearns Co., Inc.	4.550%	6/23/10	425	421
	Bear Stearns Co., Inc.	5.350%	2/1/12	50	50
	Bear Stearns Co., Inc.	5.700%	11/15/14	225	217
	Bear Stearns Co., Inc.	5.300%	10/30/15	50	46
	Bear Stearns Co., Inc.	5.550%	1/22/17	650	601
	Bear Stearns Co., Inc.	6.400%	10/2/17	350	347
	Bear Stearns Co., Inc.	7.250%	2/1/18	325	340
	BlackRock, Inc.	6.250%	9/15/17	100	101
[2]	Goldman Sachs Capital II	5.793%	6/1/49	200	141
	Goldman Sachs Group, Inc.	7.350%	10/1/09	300	313
	Goldman Sachs Group, Inc.	6.875%	1/15/11	150	156
	Goldman Sachs Group, Inc.	6.600%	1/15/12	950	991
	Goldman Sachs Group, Inc.	5.450%	11/1/12	375	377
	Goldman Sachs Group, Inc.	5.250%	4/1/13	150	149
	Goldman Sachs Group, Inc.	4.750%	7/15/13	125	121
	Goldman Sachs Group, Inc.	5.250%	10/15/13	125	124
	Goldman Sachs Group, Inc.	5.150%	1/15/14	135	135

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Goldman Sachs Group, Inc.	5.000%	10/1/14	25	25
	Goldman Sachs Group, Inc.	5.125%	1/15/15	290	280
	Goldman Sachs Group, Inc.	5.350%	1/15/16	500	483
	Goldman Sachs Group, Inc.	5.625%	1/15/17	450	419
	Goldman Sachs Group, Inc.	6.250%	9/1/17	500	497
	Goldman Sachs Group, Inc.	5.950%	1/18/18	725	695
	Goldman Sachs Group, Inc.	6.150%	4/1/18	350	340
	Goldman Sachs Group, Inc.	5.950%	1/15/27	300	258
	Goldman Sachs Group, Inc.	6.125%	2/15/33	125	109
	Goldman Sachs Group, Inc.	6.345%	2/15/34	400	341
	Goldman Sachs Group, Inc.	6.450%	5/1/36	75	67
	Goldman Sachs Group, Inc.	6.750%	10/1/37	850	787
	Janus Capital Group	5.875%	9/15/11	75	73
	Janus Capital Group	6.700%	6/15/17	50	46
	Jefferies Group Inc.	6.450%	6/8/27	375	294
	Jefferies Group Inc.	6.250%	1/15/36	175	127
	Lazard Group	6.850%	6/15/17	325	285
[2]	Lehman Brothers
	Capital Trust VII	5.857%	11/29/49	150	96
	Lehman Brothers Holdings, Inc.	4.250%	1/27/10	25	24
	Lehman Brothers Holdings, Inc.	5.000%	1/14/11	150	145
	Lehman Brothers Holdings, Inc.	6.625%	1/18/12	650	645
	Lehman Brothers Holdings, Inc.	5.250%	2/6/12	300	286
	Lehman Brothers Holdings, Inc.	6.000%	7/19/12	150	145
	Lehman Brothers Holdings, Inc.	5.625%	1/24/13	200	190
	Lehman Brothers Holdings, Inc.	5.750%	5/17/13	300	287
	Lehman Brothers Holdings, Inc.	5.500%	4/4/16	425	385
	Lehman Brothers Holdings, Inc.	5.750%	1/3/17	50	44
	Lehman Brothers Holdings, Inc.	6.500%	7/19/17	675	628
	Lehman Brothers Holdings, Inc.	6.750%	12/28/17	400	377
	Lehman Brothers Holdings, Inc.	6.875%	5/2/18	400	389
[2]	Lehman Brothers Holdings, Inc.	6.000%	5/3/32	175	145
	Lehman Brothers Holdings, Inc.	7.000%	9/27/27	300	281
	Lehman Brothers Holdings, Inc.	7.500%	5/11/38	275	254
	Merrill Lynch & Co., Inc.	4.125%	9/10/09	50	50
	Merrill Lynch & Co., Inc.	4.250%	2/8/10	480	473
	Merrill Lynch & Co., Inc.	4.790%	8/4/10	145	143
	Merrill Lynch & Co., Inc.	5.770%	7/25/11	125	126
	Merrill Lynch & Co., Inc.	5.450%	2/5/13	200	188
	Merrill Lynch & Co., Inc.	6.150%	4/25/13	500	488
	Merrill Lynch & Co., Inc.	5.000%	2/3/14	125	114
	Merrill Lynch & Co., Inc.	5.450%	7/15/14	275	262
	Merrill Lynch & Co., Inc.	5.000%	1/15/15	475	419
	Merrill Lynch & Co., Inc.	6.050%	5/16/16	125	115
	Merrill Lynch & Co., Inc.	5.700%	5/2/17	250	222
	Merrill Lynch & Co., Inc.	6.400%	8/28/17	400	371
	Merrill Lynch & Co., Inc.	6.875%	4/25/18	275	261
	Merrill Lynch & Co., Inc.	6.500%	7/15/18	75	69
	Merrill Lynch & Co., Inc.	6.220%	9/15/26	375	326
	Merrill Lynch & Co., Inc.	6.110%	1/29/37	175	143
	Merrill Lynch & Co., Inc.	7.750%	5/14/38	275	265
	Morgan Stanley Dean Witter	4.000%	1/15/10	600	596
	Morgan Stanley Dean Witter	4.250%	5/15/10	525	512
	Morgan Stanley Dean Witter	6.750%	4/15/11	400	412
	Morgan Stanley Dean Witter	5.625%	1/9/12	300	299
	Morgan Stanley Dean Witter	6.600%	4/1/12	375	383

	Morgan Stanley Dean Witter	5.750%	8/31/12	100	99
	Morgan Stanley Dean Witter	5.300%	3/1/13	150	145
	Morgan Stanley Dean Witter	4.750%	4/1/14	525	474
	Morgan Stanley Dean Witter	6.000%	4/28/15	300	289
	Morgan Stanley Dean Witter	5.375%	10/15/15	175	161
	Morgan Stanley Dean Witter	5.750%	10/18/16	350	320
	Morgan Stanley Dean Witter	5.450%	1/9/17	575	514
	Morgan Stanley Dean Witter	5.550%	4/27/17	50	45
	Morgan Stanley Dean Witter	5.950%	12/28/17	400	365
	Morgan Stanley Dean Witter	6.625%	4/1/18	425	405
	Morgan Stanley Dean Witter	6.250%	8/9/26	450	398
	Morgan Stanley Dean Witter	7.250%	4/1/32	150	152
	Finance Companies (1.6%)
	Allied Capital Corp.	6.000%	4/1/12	75	70
	American Exoress Co.	7.000%	3/19/18	200	203
	American Express Bank, FSB	5.550%	10/17/12	250	246
	American Express Bank, FSB	5.500%	4/16/13	350	348
	American Express
	Centurion Bank	4.375%	7/30/09	225	226
	American Express
	Centurion Bank	5.200%	11/26/10	100	101
	American Express
	Centurion Bank	6.000%	9/13/17	125	125
[2]	American Express Co.	6.800%	9/1/66	200	190
	American Express Co.	5.500%	9/12/16	100	93
	American Express Co.	6.150%	8/28/17	150	143
	American Express Co.	8.150%	3/19/38	50	54
	American Express Credit Corp.	5.000%	12/2/10	125	127
	American Express Credit Corp.	5.875%	5/2/13	700	697
[3]	American Express Travel	5.250%	11/21/11	25	25
	American General Finance Corp.	3.875%	10/1/09	225	220
	American General Finance Corp.	4.875%	5/15/10	100	97
	American General Finance Corp.	4.875%	7/15/12	25	23
	American General Finance Corp.	5.850%	6/1/13	405	377
	American General Finance Corp.	5.750%	9/15/16	425	370
	American General Finance Corp.	6.900%	12/15/17	300	267
	Block Financial LLC	7.875%	1/15/13	25	27
	CIT Group Co. of Canada	4.650%	7/1/10	350	301
	CIT Group Co. of Canada	5.200%	6/1/15	125	88
	CIT Group Co. of Canada	5.600%	11/2/11	75	60
	CIT Group, Inc.	4.250%	2/1/10	100	88
	CIT Group, Inc.	5.200%	11/3/10	75	64
	CIT Group, Inc.	4.750%	12/15/10	25	21
	CIT Group, Inc.	5.600%	4/27/11	125	102
	CIT Group, Inc.	7.625%	11/30/12	250	218
	CIT Group, Inc.	5.400%	3/7/13	50	40
	CIT Group, Inc.	5.000%	2/1/15	100	74
	CIT Group, Inc.	5.400%	1/30/16	450	332
	CIT Group, Inc.	5.850%	9/15/16	100	75
	CIT Group, Inc.	5.650%	2/13/17	175	128
	CIT Group, Inc.	6.000%	4/1/36	75	56
	Capital One Bank	5.750%	9/15/10	175	174
	Capital One Capital III	7.686%	8/15/36	125	104
	Capital One Capital IV	6.745%	2/17/37	75	57
	Capital One Financial	5.700%	9/15/11	100	94
	Capital One Financial	4.800%	2/21/12	100	93
	Capital One Financial	5.500%	6/1/15	25	22
	Capital One Financial	6.150%	9/1/16	125	109
	Capital One Financial	5.250%	2/21/17	50	44

Capital One Financial	6.750%	9/15/17	75	75
Capmark Financial Group	5.875%	5/10/12	25	18
Capmark Financial Group	6.300%	5/10/17	125	80
Countrywide Home Loan	4.125%	9/15/09	225	215
Countrywide Home Loan	4.000%	3/22/11	250	227
General Electric Capital Corp.	3.250%	6/15/09	700	701
General Electric Capital Corp.	4.125%	9/1/09	225	227
General Electric Capital Corp.	4.625%	9/15/09	725	738
General Electric Capital Corp.	5.250%	10/27/09	50	51
General Electric Capital Corp.	4.250%	9/13/10	175	177
General Electric Capital Corp.	4.875%	10/21/10	500	509
General Electric Capital Corp.	5.000%	12/1/10	75	77
General Electric Capital Corp.	6.125%	2/22/11	390	409
General Electric Capital Corp.	5.500%	4/28/11	125	129
General Electric Capital Corp.	5.875%	2/15/12	650	672
General Electric Capital Corp.	4.375%	3/3/12	100	99
General Electric Capital Corp.	6.000%	6/15/12	175	181
General Electric Capital Corp.	5.250%	10/19/12	500	502
General Electric Capital Corp.	5.450%	1/15/13	50	50
General Electric Capital Corp.	4.800%	5/1/13	375	368
General Electric Capital Corp.	5.500%	6/4/14	400	411
General Electric Capital Corp.	5.650%	6/9/14	175	179

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	General Electric Capital Corp.	5.625%	9/15/17	550	545
[2]	General Electric Capital Corp.	6.375%	11/15/67	650	623
	General Electric Capital Corp.	5.625%	5/1/18	525	515
	General Electric Capital Corp.	6.750%	3/15/32	1,000	1,012
	General Electric Capital Corp.	6.150%	8/7/37	300	282
	General Electric Capital Corp.	5.875%	1/14/38	1,475	1,335
[2]	HSBC Finance Capital Trust IX	5.911%	11/30/35	100	81
	HSBC Finance Corp.	4.125%	11/16/09	75	75
	HSBC Finance Corp.	4.625%	9/15/10	300	301
	HSBC Finance Corp.	5.250%	1/14/11	225	226
	HSBC Finance Corp.	5.700%	6/1/11	300	303
	HSBC Finance Corp.	6.375%	10/15/11	375	385
	HSBC Finance Corp.	7.000%	5/15/12	275	286
	HSBC Finance Corp.	6.375%	11/27/12	75	77
	HSBC Finance Corp.	4.750%	7/15/13	100	98
	HSBC Finance Corp.	5.250%	1/15/14	400	397
	HSBC Finance Corp.	5.000%	6/30/15	575	551
	HSBC Finance Corp.	5.500%	1/19/16	150	145
	International Lease
	Finance Corp.	4.875%	9/1/10	50	47
	International Lease
	Finance Corp.	5.125%	11/1/10	125	119
	International Lease
	Finance Corp.	4.950%	2/1/11	450	420
	International Lease
	Finance Corp.	5.450%	3/24/11	50	47
	International Lease
	Finance Corp.	5.750%	6/15/11	600	565
	International Lease
	Finance Corp.	5.300%	5/1/12	75	68
	International Lease
	Finance Corp.	5.000%	9/15/12	350	309
	International Lease
	Finance Corp.	6.375%	3/25/13	150	138
	International Lease
	Finance Corp.	5.650%	6/1/14	225	196
	SLM Corp.	4.500%	7/26/10	50	46
	SLM Corp.	5.400%	10/25/11	450	401
	SLM Corp.	5.375%	1/15/13	150	125
	SLM Corp.	5.050%	11/14/14	450	371
	SLM Corp.	8.450%	6/15/18	150	143
	SLM Corp.	5.625%	8/1/33	75	56
	iStar Financial Inc.	5.650%	9/15/11	125	105
	iStar Financial Inc.	5.150%	3/1/12	250	203
	iStar Financial Inc.	5.950%	10/15/13	50	40
	iStar Financial Inc.	5.875%	3/15/16	75	59
	iStar Financial Inc.	5.850%	3/15/17	50	39

	Insurance (1.1%)
	ACE Capital Trust II	9.700%	4/1/30	50	55
	ACE INA Holdings, Inc.	5.600%	5/15/15	175	173
	ACE INA Holdings, Inc.	5.700%	2/15/17	100	97
	ACE INA Holdings, Inc.	5.800%	3/15/18	25	24
	AXA Financial, Inc.	7.750%	8/1/10	100	105
	AXA SA	8.600%	12/15/30	375	397
	Aetna, Inc.	6.000%	6/15/16	75	75

	Aetna, Inc.	6.625%	6/15/36	175	167
	Aetna, Inc.	6.750%	12/15/37	175	166
	Allied World Assurance	7.500%	8/1/16	150	142
	Allstate Corp.	5.000%	8/15/14	150	150
[2]	Allstate Corp.	6.125%	5/15/37	75	69
	Allstate Corp.	6.125%	12/15/32	100	95
	Allstate Corp.	5.550%	5/9/35	125	107
	Allstate Corp.	5.950%	4/1/36	75	66
[2]	Allstate Corp.	6.500%	5/15/57	225	200
	Allstate Life Global Funding	5.375%	4/30/13	75	75
	Ambac, Inc.	5.950%	12/5/35	300	107
	Ambac, Inc.	6.150%	2/7/87	25	4
	American General Capital II	8.500%	7/1/30	100	104
	American International
	Group, Inc.	4.700%	10/1/10	100	98
	American International
	Group, Inc.	5.375%	10/18/11	75	74
	American International
	Group, Inc.	4.950%	3/20/12	175	169
	American International
	Group, Inc.	5.050%	10/1/15	225	205
	American International
	Group, Inc.	5.600%	10/18/16	150	140
	American International
	Group, Inc.	5.850%	1/16/18	325	300
	American International
	Group, Inc.	6.250%	5/1/36	175	154
	American International
	Group, Inc.	6.250%	3/15/37	100	79
[2,3]	American International
	Group, Inc.	8.175%	5/15/58	525	513
	Arch Capital Group Ltd.	7.350%	5/1/34	75	78
	Aspen Insurance Holdings Ltd.	6.000%	8/15/14	75	71
	Assurant, Inc.	5.625%	2/15/14	25	24
	Assurant, Inc.	6.750%	2/15/34	50	46
	Axis Capital Holdings	5.750%	12/1/14	50	48
	Berkshire Hathaway
	Finance Corp.	4.125%	1/15/10	365	369
	Berkshire Hathaway
	Finance Corp.	4.200%	12/15/10	100	102
[3]	Berkshire Hathaway
	Finance Corp.	4.600%	5/15/13	150	148
	Berkshire Hathaway
	Finance Corp.	4.625%	10/15/13	50	50
	Berkshire Hathaway
	Finance Corp.	4.850%	1/15/15	275	273
[3]	Berkshire Hathaway
	Finance Corp.	5.400%	5/15/18	175	175
	CIGNA Corp.	7.875%	5/15/27	50	52
	CIGNA Corp.	6.150%	11/15/36	50	44
	CNA Financial Corp.	6.000%	8/15/11	100	100
	CNA Financial Corp.	5.850%	12/15/14	100	94
	CNA Financial Corp.	6.500%	8/15/16	175	170
[2]	Chubb Corp.	6.375%	3/29/67	75	69
	Chubb Corp.	5.750%	5/15/18	50	48
	Chubb Corp.	6.000%	5/11/37	200	183
	Chubb Corp.	6.500%	5/15/38	75	73
	Cincinnati Financial Corp.	6.125%	11/1/34	150	137
	Commerce Group, Inc.	5.950%	12/9/13	50	48

	Coventry Health Care Inc.	6.300%	8/15/14	125	118
[2]	Everest Reinsurance
	Holdings, Inc.	6.600%	5/15/37	75	54
	Fund American Cos., Inc.	5.875%	5/15/13	75	73
	GE Global Insurance
	Holdings Corp.	6.450%	3/1/19	100	97
	GE Global Insurance
	Holdings Corp.	7.000%	2/15/26	50	49
	GE Global Insurance
	Holdings Corp.	7.750%	6/15/30	50	51
	Genworth Financial, Inc.	5.750%	6/15/14	50	48
[2]	Genworth Financial, Inc.	6.150%	11/15/66	75	59
	Genworth Financial, Inc.	6.500%	6/15/34	150	136
	Hartford Financial Services
	Group, Inc.	5.250%	10/15/11	100	99
	Hartford Financial Services
	Group, Inc.	5.500%	10/15/16	25	24
	Hartford Financial Services
	Group, Inc.	5.375%	3/15/17	100	93
	Hartford Financial Services
	Group, Inc.	6.300%	3/15/18	75	74
[2]	Hartford Financial Services
	Group, Inc.	8.125%	6/15/38	50	49

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Hartford Financial Services
	Group, Inc.	6.000%	1/15/19	25	24
	Hartford Financial Services
	Group, Inc.	5.950%	10/15/36	100	86
	Hartford Financial Services
	Group, Inc.	6.100%	10/1/41	75	67
	Humana Inc.	6.450%	6/1/16	150	146
	Humana Inc.	7.200%	6/15/18	200	199
	Humana Inc.	8.150%	6/15/38	175	178
[2]	ING Capital Funding Trust III	5.775%	12/8/49	300	254
	ING USA Global	4.500%	10/1/10	125	126
	Lincoln National Corp.	6.200%	12/15/11	100	102
	Lincoln National Corp.	5.650%	8/27/12	25	25
[2]	Lincoln National Corp.	7.000%	5/17/66	150	135
[2]	Lincoln National Corp.	6.050%	4/20/67	50	42
	Lincoln National Corp.	6.150%	4/7/36	150	142
	Loews Corp.	6.000%	2/1/35	50	44
	Marsh & McLennan Cos., Inc.	5.150%	9/15/10	50	49
	Marsh & McLennan Cos., Inc.	6.250%	3/15/12	175	178
	Marsh & McLennan Cos., Inc.	5.750%	9/15/15	200	194
	MetLife, Inc.	5.375%	12/15/12	125	125
	MetLife, Inc.	5.000%	11/24/13	50	49
	MetLife, Inc.	5.000%	6/15/15	125	119
	MetLife, Inc.	6.500%	12/15/32	175	175
	MetLife, Inc.	6.375%	6/15/34	100	96
	MetLife, Inc.	6.400%	12/15/36	150	129
	Principal Financial Group, Inc.	6.050%	10/15/36	100	87
	Principal Life Income Funding	5.125%	3/1/11	125	126
	Principal Life Income Funding	5.300%	12/14/12	125	125
	Principal Life Income Funding	5.300%	4/24/13	150	150
	Principal Life Income Funding	5.100%	4/15/14	100	96
	Progressive Corp.	6.375%	1/15/12	100	102
[2]	Progressive Corp.	6.700%	6/15/37	125	107
	Progressive Corp.	6.625%	3/1/29	125	126
	Protective Life Secured Trust	4.850%	8/16/10	100	101
	Prudential Financial, Inc.	5.800%	6/15/12	125	128
	Prudential Financial, Inc.	5.150%	1/15/13	50	49
	Prudential Financial, Inc.	4.500%	7/15/13	200	189
	Prudential Financial, Inc.	4.750%	4/1/14	75	70
	Prudential Financial, Inc.	5.100%	9/20/14	75	71
	Prudential Financial, Inc.	5.500%	3/15/16	25	24
	Prudential Financial, Inc.	6.100%	6/15/17	75	75
	Prudential Financial, Inc.	6.000%	12/1/17	225	218
	Prudential Financial, Inc.	5.750%	7/15/33	50	44
	Prudential Financial, Inc.	5.400%	6/13/35	100	83
	Prudential Financial, Inc.	5.900%	3/17/36	125	111
	Prudential Financial, Inc.	5.700%	12/14/36	175	143
	St. Paul Travelers Cos., Inc.	6.250%	6/20/16	150	154
	Torchmark Corp.	6.375%	6/15/16	100	102
[2]	Travelers Cos. Inc.	6.250%	3/15/37	75	64

	Travelers Cos. Inc.	5.750%	12/15/17	250	246
	Travelers Cos. Inc.	6.250%	6/15/37	200	184
	UnitedHealth Group, Inc.	4.125%	8/15/09	50	50
	UnitedHealth Group, Inc.	5.250%	3/15/11	150	150
	UnitedHealth Group, Inc.	5.500%	11/15/12	175	173
	UnitedHealth Group, Inc.	4.875%	2/15/13	50	49
	UnitedHealth Group, Inc.	4.875%	4/1/13	50	48
	UnitedHealth Group, Inc.	5.000%	8/15/14	75	71
	UnitedHealth Group, Inc.	4.875%	3/15/15	50	46
	UnitedHealth Group, Inc.	6.000%	6/15/17	75	73
	UnitedHealth Group, Inc.	6.000%	11/15/17	50	49
	UnitedHealth Group, Inc.	6.000%	2/15/18	175	168
	UnitedHealth Group, Inc.	6.500%	6/15/37	50	46
	UnitedHealth Group, Inc.	6.625%	11/15/37	125	117
	UnitedHealth Group, Inc.	6.875%	2/15/38	125	120
	WellPoint Inc.	4.250%	12/15/09	50	50
	WellPoint Inc.	6.375%	1/15/12	100	102
	WellPoint Inc.	6.800%	8/1/12	150	155
	WellPoint Inc.	5.000%	12/15/14	25	24
	WellPoint Inc.	5.250%	1/15/16	50	47
	WellPoint Inc.	5.875%	6/15/17	50	49
	WellPoint Inc.	5.950%	12/15/34	375	327
	WellPoint Inc.	5.850%	1/15/36	175	150
	WellPoint Inc.	6.375%	6/15/37	100	90
	Willis North America Inc.	5.625%	7/15/15	225	212
[2]	XL Capital Ltd.	6.500%	12/15/49	125	84
	XL Capital Ltd.	5.250%	9/15/14	125	104
	XL Capital Ltd.	6.250%	5/15/27	125	103

	Real Estate Investment Trusts (0.4%)
	AMB Property LP	6.300%	6/1/13	50	50
	Arden Realty LP	5.250%	3/1/15	25	25
	AvalonBay Communities, Inc.	5.500%	1/15/12	50	49
	AvalonBay Communities, Inc.	5.750%	9/15/16	50	48
	Boston Properties, Inc.	5.625%	4/15/15	200	191
	Brandywine Operating
	Partnership	4.500%	11/1/09	100	97
	Brandywine Operating
	Partnership	5.625%	12/15/10	50	49
	Brandywine Operating
	Partnership	5.750%	4/1/12	150	141
	Brandywine Operating
	Partnership	5.400%	11/1/14	50	44
	Camden Property Trust	5.700%	5/15/17	100	92
	Colonial Realty LP	5.500%	10/1/15	200	174
	Developers Diversified
	Realty Corp.	5.375%	10/15/12	25	23
	Duke Realty LP	5.625%	8/15/11	50	49
	Duke Realty LP	5.950%	2/15/17	125	116
	ERP Operating LP	6.625%	3/15/12	100	102
	ERP Operating LP	5.500%	10/1/12	100	98
	ERP Operating LP	5.250%	9/15/14	50	46
	ERP Operating LP	5.125%	3/15/16	75	67

ERP Operating LP	5.375%	8/1/16	50	46
ERP Operating LP	5.750%	6/15/17	25	23
HCP Inc.	6.700%	1/30/18	50	45
HRPT Properties Trust	6.250%	8/15/16	150	136
Health Care Property
Investors, Inc.	6.450%	6/25/12	50	48
Health Care Property
Investors, Inc.	5.650%	12/15/13	150	136
Health Care Property
Investors, Inc.	6.300%	9/15/16	100	90
Health Care REIT, Inc.	6.200%	6/1/16	275	249
HealthCare Realty Trust	5.125%	4/1/14	75	67
Hospitality Properties	5.125%	2/15/15	150	122
Kimco Realty Corp.	5.783%	3/15/16	25	23
Liberty Property LP	5.125%	3/2/15	250	224
Liberty Property LP	5.500%	12/15/16	50	44
National Retail Properties	6.875%	10/15/17	275	254
Nationwide Health
Properties, Inc.	6.250%	2/1/13	125	122
ProLogis	5.250%	11/15/10	75	74
ProLogis	5.500%	3/1/13	75	73
ProLogis	5.625%	11/15/15	75	69
ProLogis	5.750%	4/1/16	50	47
ProLogis	5.625%	11/15/16	75	69
Realty Income Corp.	6.750%	8/15/19	150	140
Regency Centers LP	6.750%	1/15/12	300	300
Simon Property Group Inc.	4.875%	8/15/10	75	75
Simon Property Group Inc.	5.000%	3/1/12	100	97
Simon Property Group Inc.	5.300%	5/30/13	125	121
Simon Property Group Inc.	5.750%	12/1/15	525	503
Simon Property Group Inc.	5.250%	12/1/16	250	228
Simon Property Group Inc.	5.875%	3/1/17	25	24
Simon Property Group Inc.	6.125%	5/30/18	225	216

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Tanger Factory Outlet
	Centers, Inc.	6.150%	11/15/15	100	92
	Vornado Realty	5.600%	2/15/11	175	172

	Other (0.0%)
	XTRA Finance Corp.	5.150%	4/1/17	375	373
					121,519
Industrial (9.1%)
	Basic Industry (0.6%)
	Alcan, Inc.	4.875%	9/15/12	125	121
	Alcan, Inc.	4.500%	5/15/13	125	120
	Alcan, Inc.	5.200%	1/15/14	125	122
	Alcan, Inc.	5.000%	6/1/15	25	24
	Alcan, Inc.	6.125%	12/15/33	225	204
	Alcoa, Inc.	7.375%	8/1/10	100	106
	Alcoa, Inc.	5.375%	1/15/13	200	196
	Alcoa, Inc.	5.900%	2/1/27	50	45
[3]	ArcelorMittal	5.375%	6/1/13	350	345
[3]	ArcelorMittal	6.125%	6/1/18	150	146
	BHP Billiton Finance	4.800%	4/15/13	150	146
	BHP Billiton Finance	5.250%	12/15/15	50	48
	BHP Finance USA Ltd.	5.125%	3/29/12	25	25
	BHP Finance USA Ltd.	8.500%	12/1/12	200	225
	BHP Finance USA Ltd.	5.400%	3/29/17	100	94
	Barrick Gold Finance Inc.	4.875%	11/15/14	75	70
	Celulosa Arauco Constitution SA	8.625%	8/15/10	100	107
	Celulosa Arauco Constitution SA	5.625%	4/20/15	250	243
	Commercial Metals Co.	6.500%	7/15/17	50	51
	Dow Chemical Co.	6.000%	10/1/12	375	385
	Dow Chemical Co.	5.700%	5/15/18	25	24
	Dow Chemical Co.	7.375%	11/1/29	25	27
	E.I. du Pont de Nemours & Co.	6.875%	10/15/09	170	177
	E.I. du Pont de Nemours & Co.	4.125%	4/30/10	30	30
	E.I. du Pont de Nemours & Co.	4.750%	11/15/12	25	25
	E.I. du Pont de Nemours & Co.	4.125%	3/6/13	150	146
	E.I. du Pont de Nemours & Co.	6.500%	1/15/28	100	104
	Falconbridge Ltd.	7.350%	6/5/12	75	79
	Freeport-McMoRan
	Copper & Gold Inc.	8.250%	4/1/15	250	258
	Freeport-McMoRan
	Copper & Gold Inc.	8.375%	4/1/17	325	344
	Inco Ltd.	7.750%	5/15/12	125	134
	Inco Ltd.	5.700%	10/15/15	125	121
	International Paper Co.	5.850%	10/30/12	49	47
	International Paper Co.	5.300%	4/1/15	75	67
	Lubrizol Corp.	5.500%	10/1/14	250	239
	Lubrizol Corp.	6.500%	10/1/34	100	94
	Monsanto Co.	7.375%	8/15/12	100	109
	Newmont Mining	5.875%	4/1/35	100	85
	Noranda, Inc.	7.250%	7/15/12	50	52

Noranda, Inc.	5.500%	6/15/17	200	188
Nucor Corp.	5.000%	6/1/13	50	50
Nucor Corp.	5.750%	12/1/17	25	25
Nucor Corp.	5.850%	6/1/18	150	151
Nucor Corp.	6.400%	12/1/37	75	76
PPG Industries, Inc.	5.750%	3/15/13	100	101
PPG Industries, Inc.	6.650%	3/15/18	100	102
Placer Dome, Inc.	6.450%	10/15/35	75	72
Plum Creek Timber Co.	5.875%	11/15/15	100	88
Potash Corp. of Saskatchewan	7.750%	5/31/11	375	404
Praxair, Inc.	3.950%	6/1/13	200	192
Praxair, Inc.	5.250%	11/15/14	50	50
Praxair, Inc.	5.200%	3/15/17	25	24
Rio Tinto Finance USA Ltd.	5.875%	7/15/13	150	151
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	150	150
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	75	76
Rohm & Haas Co.	7.850%	7/15/29	100	108
Southern Copper Corp.	7.500%	7/27/35	150	145
Teck Cominco Ltd.	6.125%	10/1/35	150	133
US Steel Corp.	6.050%	6/1/17	150	140
US Steel Corp.	7.000%	2/1/18	100	99
Vale Overseas Ltd.	6.250%	1/23/17	100	97
Vale Overseas Ltd.	8.250%	1/17/34	50	54
Vale Overseas Ltd.	6.875%	11/21/36	275	259
Westvaco Corp.	8.200%	1/15/30	25	24
Weyerhaeuser Co.	6.750%	3/15/12	475	488
Weyerhaeuser Co.	7.375%	3/15/32	50	50

Capital Goods (0.9%)
Bemis Co. Inc.	4.875%	4/1/12	150	147
Boeing Capital Corp.	7.375%	9/27/10	350	377
Boeing Capital Corp.	5.800%	1/15/13	250	264
Boeing Co.	6.625%	2/15/38	150	159
CRH America Inc.	5.625%	9/30/11	50	49
CRH America Inc.	6.950%	3/15/12	300	299
CRH America Inc.	6.000%	9/30/16	225	208
Caterpillar Financial
Services Corp.	4.150%	1/15/10	50	50
Caterpillar Financial
Services Corp.	4.850%	12/7/12	350	352
Caterpillar Financial
Services Corp.	4.250%	2/8/13	250	244
Caterpillar Financial
Services Corp.	4.750%	2/17/15	250	245
Caterpillar, Inc.	6.625%	7/15/28	75	80
Caterpillar, Inc.	6.050%	8/15/36	600	596
Caterpillar, Inc.	7.375%	3/1/97	175	194
Deere & Co.	6.950%	4/25/14	175	193
Deere & Co.	7.125%	3/3/31	100	112
Dover Corp.	4.875%	10/15/15	50	49
Dover Corp.	5.450%	3/15/18	200	196
Dover Corp.	6.600%	3/15/38	75	78
Embraer Overseas Ltd.	6.375%	1/24/17	150	147
Emerson Electric Co.	7.125%	8/15/10	50	53
Emerson Electric Co.	4.625%	10/15/12	300	302
Emerson Electric Co.	5.250%	10/15/18	225	222
General Dynamics Corp.	4.250%	5/15/13	225	222

General Electric Co.	5.000%	2/1/13	850	854
General Electric Co.	5.250%	12/6/17	125	121
Hanson PLC	7.875%	9/27/10	75	79
Hanson PLC	5.250%	3/15/13	175	171
Harsco Corp.	5.750%	5/15/18	125	125
Honeywell International, Inc.	6.125%	11/1/11	100	106
Honeywell International, Inc.	5.625%	8/1/12	150	156
Honeywell International, Inc.	4.250%	3/1/13	50	49
Honeywell International, Inc.	5.300%	3/15/17	200	200
John Deere Capital Corp.	5.400%	10/17/11	150	153
John Deere Capital Corp.	7.000%	3/15/12	100	108
Joy Global, Inc.	6.000%	11/15/16	50	50
Lafarge SA	6.500%	7/15/16	200	194
Lafarge SA	7.125%	7/15/36	325	301
Lockheed Martin Corp.	4.121%	3/14/13	125	120
Lockheed Martin Corp.	6.150%	9/1/36	375	371
Martin Marietta Material	6.600%	4/15/18	150	149
Masco Corp.	5.875%	7/15/12	300	286
Masco Corp.	4.800%	6/15/15	125	108
Minnesota Mining &
Manufacturing Corp.	5.125%	11/6/09	50	51
Minnesota Mining &
Manufacturing Corp.	6.375%	2/15/28	100	110
Minnesota Mining &
Manufacturing Corp.	5.700%	3/15/37	125	126
Mohawk Industries Inc.	5.750%	1/15/11	225	224
Mohawk Industries Inc.	6.125%	1/15/16	275	262
Northrop Grumman Corp.	7.125%	2/15/11	250	265
Northrop Grumman Corp.	7.750%	2/15/31	125	147
Raytheon Co.	5.500%	11/15/12	100	102

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Raytheon Co.	5.375%	4/1/13	25	25
	Raytheon Co.	7.200%	8/15/27	25	27
	Republic Services, Inc.	6.086%	3/15/35	75	71
	TRW, Inc.	7.750%	6/1/29	300	353
	Textron Financial Corp.	5.125%	11/1/10	375	377
	Textron Financial Corp.	5.400%	4/28/13	150	149
	Textron, Inc.	6.500%	6/1/12	225	236
	Tyco International Group SA	6.750%	2/15/11	125	129
	Tyco International Group SA	6.375%	10/15/11	200	207
	Tyco International Group SA	6.000%	11/15/13	50	48
[3]	Tyco International Group SA	7.000%	12/15/19	325	335
	United Technologies Corp.	4.375%	5/1/10	50	51
	United Technologies Corp.	6.350%	3/1/11	50	53
	United Technologies Corp.	6.100%	5/15/12	200	212
	United Technologies Corp.	4.875%	5/1/15	125	124
	United Technologies Corp.	5.375%	12/15/17	50	50
	United Technologies Corp.	6.700%	8/1/28	100	106
	United Technologies Corp.	7.500%	9/15/29	125	144
	United Technologies Corp.	5.400%	5/1/35	50	46
	United Technologies Corp.	6.050%	6/1/36	325	324

	Communication (2.1%)
	AT&T Inc.	7.300%	11/15/11	150	159
	AT&T Inc.	8.000%	11/15/31	875	999
	AT&T Inc.	4.125%	9/15/09	275	275
	AT&T Inc.	5.300%	11/15/10	50	51
	AT&T Inc.	5.875%	2/1/12	340	350
	AT&T Inc.	5.875%	8/15/12	110	114
	AT&T Inc.	4.950%	1/15/13	400	399
	AT&T Inc.	5.100%	9/15/14	450	444
	AT&T Inc.	5.625%	6/15/16	475	470
	AT&T Inc.	5.500%	2/1/18	75	73
	AT&T Inc.	5.600%	5/15/18	425	415
	AT&T Inc.	6.450%	6/15/34	75	75
	AT&T Inc.	6.800%	5/15/36	150	151
	AT&T Inc.	6.500%	9/1/37	275	267
	AT&T Inc.	6.300%	1/15/38	400	378
	AT&T Wireless	7.875%	3/1/11	550	586
	AT&T Wireless	8.125%	5/1/12	475	520
	AT&T Wireless	8.750%	3/1/31	125	150
	America Movil SA de C.V.	5.500%	3/1/14	50	49
	America Movil SA de C.V.	5.750%	1/15/15	100	99
	America Movil SA de C.V.	6.375%	3/1/35	175	168
	America Movil SA de C.V.	6.125%	11/15/37	150	140
	BellSouth Capital Funding	7.875%	2/15/30	175	194
	BellSouth Corp.	4.200%	9/15/09	150	151
	BellSouth Corp.	4.750%	11/15/12	125	124
	BellSouth Corp.	6.875%	10/15/31	125	129
	BellSouth Corp.	6.550%	6/15/34	225	223
	BellSouth Corp.	6.000%	11/15/34	60	56

BellSouth Telecommunications	6.375%	6/1/28	70	70
British Sky Broadcasting Corp.	8.200%	7/15/09	50	52
British Telecommunications PLC	8.625%	12/15/10	25	27
British Telecommunications PLC	9.125%	12/15/30	350	427
British Telecommunications PLC	5.950%	1/15/18	300	287
CenturyTel, Inc.	5.000%	2/15/15	50	44
Cingular Wireless LLC	6.500%	12/15/11	100	104
Cingular Wireless LLC	7.125%	12/15/31	225	233
Comcast Cable
Communications Holdings Inc.	8.375%	3/15/13	300	332
Comcast Cable
Communications Holdings Inc.	9.455%	11/15/22	139	169
Comcast Cable
Communications, Inc.	6.875%	6/15/09	300	306
Comcast Cable
Communications, Inc.	6.750%	1/30/11	75	78
Comcast Cable
Communications, Inc.	8.875%	5/1/17	500	579
Comcast Corp.	5.850%	1/15/10	800	812
Comcast Corp.	5.500%	3/15/11	50	50
Comcast Corp.	5.300%	1/15/14	150	146
Comcast Corp.	5.900%	3/15/16	100	98
Comcast Corp.	6.300%	11/15/17	50	50
Comcast Corp.	5.875%	2/15/18	325	316
Comcast Corp.	6.500%	11/15/35	400	384
Comcast Corp.	6.450%	3/15/37	125	117
Comcast Corp.	6.950%	8/15/37	500	496
Cox Communications, Inc.	6.750%	3/15/11	250	258
Cox Communications, Inc.	5.450%	12/15/14	500	482
Cox Communications, Inc.	5.500%	10/1/15	125	120
Deutsche Telekom
International Finance	8.500%	6/15/10	525	555
Deutsche Telekom
International Finance	8.750%	6/15/30	425	488
Deutsche Telekom
International Finance	5.250%	7/22/13	125	122
Deutsche Telekom
International Finance	5.750%	3/23/16	400	397
Embarq Corp.	7.082%	6/1/16	350	334
Embarq Corp.	7.995%	6/1/36	50	48
France Telecom	7.750%	3/1/11	325	346
France Telecom	8.500%	3/1/31	425	517
Gannett Co., Inc.	6.375%	4/1/12	150	146
Grupo Televisa SA	6.625%	3/18/25	100	99
Koninklijke KPN NV	8.000%	10/1/10	75	80
McGraw-Hill Cos. Inc.	5.375%	11/15/12	125	125
McGraw-Hill Cos. Inc.	5.900%	11/15/17	150	147
McGraw-Hill Cos. Inc.	6.550%	11/15/37	150	142
News America Holdings, Inc.	9.250%	2/1/13	100	114
News America Holdings, Inc.	8.150%	10/17/36	175	198
News America Inc.	5.300%	12/15/14	250	245
News America Inc.	6.200%	12/15/34	400	374
News America Inc.	6.400%	12/15/35	290	275
Omnicom Group Inc.	5.900%	4/15/16	25	24
Pacific Bell	7.125%	3/15/26	50	51
Qwest Communications
International Inc.	8.875%	3/15/12	125	128

Qwest Communications
International Inc.	7.875%	9/1/11	150	150
Qwest Communications

International Inc.	7.500%	10/1/14	200	196
Qwest Communications
International Inc.	6.500%	6/1/17	100	90
R.R. Donnelley & Sons Co.	4.950%	5/15/10	75	73
R.R. Donnelley & Sons Co.	5.625%	1/15/12	50	49
R.R. Donnelley & Sons Co.	4.950%	4/1/14	25	23
R.R. Donnelley & Sons Co.	5.500%	5/15/15	50	47
Reed Elsevier Capital	4.625%	6/15/12	25	24
Rogers Wireless Inc.	6.375%	3/1/14	300	299
Tele-Communications, Inc.	7.875%	8/1/13	50	54
Telecom Italia Capital	4.875%	10/1/10	100	99
Telecom Italia Capital	6.200%	7/18/11	100	102
Telecom Italia Capital	5.250%	11/15/13	270	251
Telecom Italia Capital	4.950%	9/30/14	150	137
Telecom Italia Capital	5.250%	10/1/15	275	254
Telecom Italia Capital	6.375%	11/15/33	85	76
Telecom Italia Capital	7.200%	7/18/36	100	97
Telecom Italia Capital	7.721%	6/4/38	50	52
Telefonica Emisiones SAU	5.984%	6/20/11	200	204
Telefonica Emisiones SAU	6.421%	6/20/16	450	458
Telefonica Emisiones SAU	7.045%	6/20/36	425	450
Telefonica Europe BV	7.750%	9/15/10	125	132
Telefonica Europe BV	8.250%	9/15/30	200	235
Telefonos de Mexico SA	4.750%	1/27/10	325	325
Telefonos de Mexico SA	5.500%	1/27/15	200	195
Telus Corp.	8.000%	6/1/11	125	134
Thomson Corp.	5.700%	10/1/14	125	123
Thomson Corp.	5.500%	8/15/35	200	164

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Time Warner Cable Inc.	5.400%	7/2/12	150	148
	Time Warner Cable Inc.	5.850%	5/1/17	500	474
	Time Warner Cable Inc.	6.550%	5/1/37	125	117
	Time Warner Entertainment	8.375%	3/15/23	175	190
	Time Warner Entertainment	8.375%	7/15/33	100	107
	US Cellular	6.700%	12/15/33	75	68
	US West Communications Group	7.500%	6/15/23	100	89
	US West Communications Group	6.875%	9/15/33	275	223
	Verizon Communications Corp.	5.250%	4/15/13	150	149
	Verizon Communications Corp.	5.550%	2/15/16	250	244
	Verizon Communications Corp.	5.500%	2/15/18	500	476
	Verizon Communications Corp.	6.100%	4/15/18	100	99
	Verizon Communications Corp.	6.400%	2/15/38	125	117
	Verizon Communications Corp.	6.900%	4/15/38	150	149
	Verizon Global Funding Corp.	7.250%	12/1/10	300	318
	Verizon Global Funding Corp.	6.875%	6/15/12	900	962
	Verizon Global Funding Corp.	7.750%	12/1/30	125	133
	Verizon Global Funding Corp.	5.850%	9/15/35	425	381
	Verizon New England, Inc.	6.500%	9/15/11	200	206
	Verizon New Jersey, Inc.	5.875%	1/17/12	100	102
	Verizon New York, Inc.	6.875%	4/1/12	75	79
	Verizon Virginia, Inc.	4.625%	3/15/13	100	97
	Viacom Inc.	7.700%	7/30/10	125	130
	Viacom Inc.	6.625%	5/15/11	125	128
	Vodafone AirTouch PLC	7.750%	2/15/10	50	52
	Vodafone AirTouch PLC	7.875%	2/15/30	50	56
	Vodafone Group PLC	5.350%	2/27/12	100	101
	Vodafone Group PLC	5.000%	12/16/13	75	73
	Vodafone Group PLC	5.375%	1/30/15	500	482
	Vodafone Group PLC	5.000%	9/15/15	50	47
	Vodafone Group PLC	5.750%	3/15/16	100	99
	Vodafone Group PLC	5.625%	2/27/17	250	241
	Vodafone Group PLC	6.150%	2/27/37	75	70
	WPP Finance USA Corp.	5.875%	6/15/14	75	72

	Consumer Cyclical (1.3%)
	Best Buy Co.	6.750%	7/15/13	275	277
	Brinker International	5.750%	6/1/14	50	45
	CVS Caremark Corp.	4.000%	9/15/09	25	25
	CVS Caremark Corp.	5.750%	8/15/11	25	26
[2]	CVS Caremark Corp.	6.302%	6/1/37	125	108
	CVS Corp.	4.875%	9/15/14	75	72
	CVS Corp.	6.125%	8/15/16	25	25
	CVS Corp.	6.250%	6/1/27	375	368
	Costco Wholesale Corp.	5.300%	3/15/12	25	26
	Costco Wholesale Corp.	5.500%	3/15/17	200	202
	DaimlerChrysler North America
	Holding Corp.	7.200%	9/1/09	25	26
	DaimlerChrysler North America
	Holding Corp.	4.875%	6/15/10	175	176

DaimlerChrysler North America
Holding Corp.	5.875%	3/15/11	600	606
DaimlerChrysler North America
Holding Corp.	5.750%	9/8/11	400	404
DaimlerChrysler North America
Holding Corp.	7.300%	1/15/12	625	657
DaimlerChrysler North America
Holding Corp.	6.500%	11/15/13	300	309
DaimlerChrysler North America
Holding Corp.	8.500%	1/18/31	100	115
Darden Restaurants Inc.	5.625%	10/15/12	75	73
Darden Restaurants Inc.	6.200%	10/15/17	250	235
Darden Restaurants Inc.	6.800%	10/15/37	100	85
Federated Retail Holding	5.350%	3/15/12	75	70
Federated Retail Holding	5.900%	12/1/16	425	372
Federated Retail Holding	6.375%	3/15/37	75	58
Home Depot Inc.	3.750%	9/15/09	150	149
Home Depot Inc.	4.625%	8/15/10	100	99
Home Depot Inc.	5.250%	12/16/13	250	242
Home Depot Inc.	5.400%	3/1/16	175	159
Home Depot Inc.	5.875%	12/16/36	225	184
ITT Corp.	7.375%	11/15/15	375	370
J.C. Penney Co., Inc.	8.000%	3/1/10	150	154
J.C. Penney Co., Inc.	7.950%	4/1/17	75	77
J.C. Penney Co., Inc.	6.375%	10/15/36	150	127
J.C. Penney Co., Inc.	7.400%	4/1/37	200	181
Johnson Controls, Inc.	5.250%	1/15/11	75	76
Johnson Controls, Inc.	6.000%	1/15/36	25	23
Kohl’s Corp.	6.250%	12/15/17	50	48
Kohl’s Corp.	6.000%	1/15/33	100	80
Limited Brands Inc.	6.125%	12/1/12	75	72
Limited Brands Inc.	6.900%	7/15/17	150	136
Limited Brands Inc.	7.600%	7/15/37	75	67
Lowe’s Cos., Inc.	5.600%	9/15/12	100	103
Lowe’s Cos., Inc.	5.000%	10/15/15	150	148
Lowe’s Cos., Inc.	5.400%	10/15/16	150	146
Lowe’s Cos., Inc.	6.100%	9/15/17	75	76
Lowe’s Cos., Inc.	6.875%	2/15/28	25	25
Lowe’s Cos., Inc.	6.500%	3/15/29	200	195
Lowe’s Cos., Inc.	5.800%	10/15/36	50	45
Lowe’s Cos., Inc.	6.650%	9/15/37	25	24
MDC Holdings Inc.	5.500%	5/15/13	75	71
Macy’s Retail Holdings Inc.	5.750%	7/15/14	50	45
Macy’s Retail Holdings Inc.	6.650%	7/15/24	75	61
Macy’s Retail Holdings Inc.	6.790%	7/15/27	50	42
Macy’s Retail Holdings Inc.	6.625%	4/1/11	275	271
Macy’s Retail Holdings Inc.	6.900%	4/1/29	100	84
Marriott International	4.625%	6/15/12	100	93
Marriott International	5.625%	2/15/13	100	94
Marriott International	6.200%	6/15/16	25	23
Marriott International	6.375%	6/15/17	50	47
McDonald’s Corp.	5.300%	3/15/17	125	123
McDonald’s Corp.	5.800%	10/15/17	175	178
McDonald’s Corp.	5.350%	3/1/18	100	98
McDonald’s Corp.	6.300%	10/15/37	50	50
Nordstrom, Inc.	6.250%	1/15/18	75	73
Nordstrom, Inc.	7.000%	1/15/38	50	48

Starwood Hotel Resorts	6.250%	2/15/13	100	96
Target Corp.	7.500%	8/15/10	75	80
Target Corp.	5.125%	1/15/13	325	329
Target Corp.	4.000%	6/15/13	175	169
Target Corp.	5.875%	7/15/16	100	102
Target Corp.	5.375%	5/1/17	200	194
Target Corp.	6.000%	1/15/18	400	401
Target Corp.	7.000%	7/15/31	25	26
Target Corp.	6.350%	11/1/32	150	148
Target Corp.	6.500%	10/15/37	150	144
Target Corp.	7.000%	1/15/38	125	127
The Walt Disney Co.	5.700%	7/15/11	325	339
The Walt Disney Co.	6.375%	3/1/12	100	106
The Walt Disney Co.	5.625%	9/15/16	375	383
The Walt Disney Co.	5.875%	12/15/17	175	182
Time Warner, Inc.	6.750%	4/15/11	375	386
Time Warner, Inc.	5.500%	11/15/11	250	248
Time Warner, Inc.	6.875%	5/1/12	50	51
Time Warner, Inc.	5.875%	11/15/16	75	71
Time Warner, Inc.	9.150%	2/1/23	195	223
Time Warner, Inc.	6.625%	5/15/29	175	166
Time Warner, Inc.	7.625%	4/15/31	300	314
Time Warner, Inc.	7.700%	5/1/32	225	233
Time Warner, Inc.	6.500%	11/15/36	175	157
Toll Brothers, Inc.	5.150%	5/15/15	100	87
Toyota Motor Credit Corp.	4.250%	3/15/10	450	458
Toyota Motor Credit Corp.	4.350%	12/15/10	75	77
Toyota Motor Credit Corp.	5.450%	5/18/11	225	233
VF Corp.	5.950%	11/1/17	75	74
VF Corp.	6.450%	11/1/37	50	47
Viacom Inc.	5.750%	4/30/11	75	75

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Viacom Inc.	6.250%	4/30/16	50	48
Viacom Inc.	6.125%	10/5/17	75	73
Viacom Inc.	6.875%	4/30/36	250	234
Wal-Mart Stores, Inc.	6.875%	8/10/09	75	78
Wal-Mart Stores, Inc.	4.000%	1/15/10	50	50
Wal-Mart Stores, Inc.	4.125%	7/1/10	225	228
Wal-Mart Stores, Inc.	4.125%	2/15/11	25	25
Wal-Mart Stores, Inc.	4.550%	5/1/13	525	527
Wal-Mart Stores, Inc.	7.250%	6/1/13	100	112
Wal-Mart Stores, Inc.	4.500%	7/1/15	225	221
Wal-Mart Stores, Inc.	5.375%	4/5/17	25	25
Wal-Mart Stores, Inc.	5.800%	2/15/18	250	259
Wal-Mart Stores, Inc.	5.875%	4/5/27	725	707
Wal-Mart Stores, Inc.	7.550%	2/15/30	175	199
Wal-Mart Stores, Inc.	5.250%	9/1/35	100	87
Wal-Mart Stores, Inc.	6.500%	8/15/37	375	383
Wal-Mart Stores, Inc.	6.200%	4/15/38	100	99
Western Union Co.	5.400%	11/17/11	125	124
Western Union Co.	5.930%	10/1/16	125	122
Western Union Co.	6.200%	11/17/36	75	69
Yum! Brands, Inc.	6.875%	11/15/37	225	209
Yum! Brands, Inc.	8.875%	4/15/11	125	135
Yum! Brands, Inc.	7.700%	7/1/12	100	107
Yum! Brands, Inc.	6.250%	4/15/16	50	50
Yum! Brands, Inc.	6.250%	3/15/18	50	48

Consumer Noncyclical (2.0%)
Abbott Laboratories	3.750%	3/15/11	100	100
Abbott Laboratories	5.150%	11/30/12	100	102
Abbott Laboratories	4.350%	3/15/14	225	220
Abbott Laboratories	5.875%	5/15/16	475	492
Abbott Laboratories	5.600%	11/30/17	100	101
Abbott Laboratories	6.150%	11/30/37	150	151
Allergan Inc.	5.750%	4/1/16	25	25
AmerisourceBergen Corp.	5.625%	9/15/12	100	99
AmerisourceBergen Corp.	5.875%	9/15/15	150	145
Amgen Inc.	4.000%	11/18/09	175	176
Amgen Inc.	4.850%	11/18/14	100	96
Amgen Inc.	5.850%	6/1/17	200	198
Amgen Inc.	6.375%	6/1/37	125	120
Anheuser-Busch Cos., Inc.	6.000%	4/15/11	250	253
Anheuser-Busch Cos., Inc.	4.375%	1/15/13	125	120
Anheuser-Busch Cos., Inc.	5.500%	1/15/18	75	70
Anheuser-Busch Cos., Inc.	6.800%	8/20/32	150	149
Anheuser-Busch Cos., Inc.	5.750%	4/1/36	50	43
Anheuser-Busch Cos., Inc.	6.450%	9/1/37	275	262
Archer-Daniels-Midland Co.	5.450%	3/15/18	75	72
Archer-Daniels-Midland Co.	7.000%	2/1/31	200	214
Archer-Daniels-Midland Co.	5.935%	10/1/32	100	97
Archer-Daniels-Midland Co.	5.375%	9/15/35	275	241
AstraZeneca PLC	5.400%	9/15/12	425	435
AstraZeneca PLC	5.400%	6/1/14	75	77
AstraZeneca PLC	5.900%	9/15/17	375	384
AstraZeneca PLC	6.450%	9/15/37	450	458
Baxter Finco, BV	4.750%	10/15/10	175	178
Baxter International, Inc.	6.250%	12/1/37	150	150

	Biogen Idec Inc.	6.000%	3/1/13	225	224
	Biogen Idec Inc.	6.875%	3/1/18	325	327
	Bottling Group LLC	4.625%	11/15/12	200	203
	Bottling Group LLC	5.000%	11/15/13	75	75
	Bottling Group LLC	5.500%	4/1/16	250	251
	Bristol-Myers Squibb Co.	5.450%	5/1/18	50	49
	Bristol-Myers Squibb Co.	7.150%	6/15/23	300	336
	Bristol-Myers Squibb Co.	5.875%	11/15/36	100	94
	Bristol-Myers Squibb Co.	6.125%	5/1/38	75	72
	Bunge Ltd. Finance Corp.	5.100%	7/15/15	25	23
	Campbell Soup Co.	6.750%	2/15/11	100	105
	Cardinal Health, Inc.	4.000%	6/15/15	50	45
	Cardinal Health, Inc.	5.850%	12/15/17	75	73
	Cia. Brasil de Bebidas AmBev	10.500%	12/15/11	100	116
	Cia. Brasil de Bebidas AmBev	8.750%	9/15/13	100	114
	Clorox Co.	4.200%	1/15/10	175	173
	Clorox Co.	5.000%	1/15/15	50	48
	Coca-Cola Co.	5.350%	11/15/17	325	326
	Coca-Cola Enterprises Inc.	8.500%	2/1/22	50	61
	Coca-Cola Enterprises Inc.	8.000%	9/15/22	200	231
	Coca-Cola HBC Finance	5.125%	9/17/13	100	100
	ConAgra Foods, Inc.	7.875%	9/15/10	234	248
	Covidien International	5.450%	10/15/12	125	126
	Covidien International	6.000%	10/15/17	225	228
	Covidien International	6.550%	10/15/37	175	176
	Diageo Capital PLC	5.200%	1/30/13	50	50
	Diageo Capital PLC	5.750%	10/23/17	25	25
	Diageo Finance BV	5.300%	10/28/15	75	74
[3]	Dr. Pepper Snapple Group	6.120%	5/1/13	25	25
[3]	Dr. Pepper Snapple Group	6.820%	5/1/18	100	101
[3]	Dr. Pepper Snapple Group	7.450%	5/1/38	25	26
	Eli Lilly & Co.	6.000%	3/15/12	50	53
	Eli Lilly & Co.	5.200%	3/15/17	150	149
	Eli Lilly & Co.	5.500%	3/15/27	150	145
	Fortune Brands Inc.	5.125%	1/15/11	125	123
	Fortune Brands Inc.	5.375%	1/15/16	400	374
	Fortune Brands Inc.	5.875%	1/15/36	50	41
	Genentech Inc.	4.750%	7/15/15	25	25
	Genentech Inc.	5.250%	7/15/35	75	68
	General Mills, Inc.	6.000%	2/15/12	233	239
	General Mills, Inc.	5.650%	9/10/12	100	102
	General Mills, Inc.	5.700%	2/15/17	150	149
	Gillette Co.	3.800%	9/15/09	100	101
	GlaxoSmithKline Capital Inc.	4.850%	5/15/13	400	398
	GlaxoSmithKline Capital Inc.	4.375%	4/15/14	375	365
	GlaxoSmithKline Capital Inc.	5.650%	5/15/18	400	396
	GlaxoSmithKline Capital Inc.	6.375%	5/15/38	350	348
	Grand Metropolitan
	Investment Corp.	9.000%	8/15/11	400	446
	H.J. Heinz Co.	6.625%	7/15/11	250	261
	H.J. Heinz Co.	6.750%	3/15/32	225	218
	Hasbro Inc.	6.300%	9/15/17	175	173
	Hershey Foods Corp.	5.450%	9/1/16	50	50
	Hospira, Inc.	5.900%	6/15/14	75	74
	Johnson & Johnson	5.150%	8/15/12	175	183

Johnson & Johnson	3.800%	5/15/13	75	74
Johnson & Johnson	6.950%	9/1/29	25	29
Johnson & Johnson	4.950%	5/15/33	150	139
Johnson & Johnson	5.950%	8/15/37	200	207
Johnson & Johnson	5.850%	7/15/38	75	77
Kellogg Co.	6.600%	4/1/11	220	230
Kellogg Co.	5.125%	12/3/12	375	379
Kellogg Co.	4.250%	3/6/13	100	97
Kimberly-Clark Corp.	4.875%	8/15/15	200	195
Kimberly-Clark Corp.	6.125%	8/1/17	275	285
Kimberly-Clark Corp.	6.250%	7/15/18	50	53
Kraft Foods, Inc.	4.125%	11/12/09	425	424
Kraft Foods, Inc.	5.625%	11/1/11	50	51
Kraft Foods, Inc.	6.250%	6/1/12	100	102
Kraft Foods, Inc.	5.250%	10/1/13	25	24
Kraft Foods, Inc.	6.500%	8/11/17	475	476
Kraft Foods, Inc.	6.125%	8/23/18	75	73
Kraft Foods, Inc.	6.500%	11/1/31	200	189
Kraft Foods, Inc.	7.000%	8/11/37	450	455
Kraft Foods, Inc.	6.875%	1/26/39	75	73
Kroger Co.	6.800%	4/1/11	225	235
Kroger Co.	6.750%	4/15/12	350	366
Kroger Co.	6.200%	6/15/12	250	259
Kroger Co.	5.000%	4/15/13	200	196
Kroger Co.	6.150%	1/15/20	75	75
Kroger Co.	8.000%	9/15/29	125	141
Kroger Co.	7.500%	4/1/31	100	104

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Kroger Co.	6.900%	4/15/38	75	77
	Laboratory Corp. of America	5.625%	12/15/15	75	69
	McKesson Corp.	7.750%	2/1/12	100	107
	McKesson Corp.	5.250%	3/1/13	175	171
	Medco Health Solutions	7.125%	3/15/18	250	260
	Medtronic Inc.	4.375%	9/15/10	75	76
	Medtronic Inc.	4.750%	9/15/15	100	95
	Merck & Co.	4.375%	2/15/13	100	100
	Merck & Co.	4.750%	3/1/15	200	198
	Merck & Co.	6.400%	3/1/28	50	52
	Merck & Co.	5.950%	12/1/28	75	74
	Merck & Co.	5.750%	11/15/36	150	144
	Molson Coors Capital Finance	4.850%	9/22/10	50	50
	Pepsi Bottling Group, Inc.	7.000%	3/1/29	275	307
	PepsiAmericas Inc.	5.750%	7/31/12	100	102
	PepsiAmericas Inc.	5.000%	5/15/17	100	93
	Pepsico, Inc.	4.650%	2/15/13	175	177
	Pepsico, Inc.	5.000%	6/1/18	150	146
	Pfizer, Inc.	4.500%	2/15/14	250	248
	Pharmacia Corp.	6.600%	12/1/28	75	80
	Philip Morris International Inc	5.650%	5/16/18	325	317
	Philip Morris International Inc.	4.875%	5/16/13	250	245
	Philip Morris International Inc.	6.375%	5/16/38	200	195
	Philips Electronics NV	4.625%	3/11/13	100	99
	Philips Electronics NV	5.750%	3/11/18	200	196
	Philips Electronics NV	6.875%	3/11/38	175	181
	Procter & Gamble Co.	4.950%	8/15/14	50	51
	Procter & Gamble Co.	6.450%	1/15/26	75	80
	Procter & Gamble Co.	5.550%	3/5/37	325	312
[2]	Procter & Gamble Co. ESOP	9.360%	1/1/21	444	554
	Quest Diagnostic, Inc.	5.450%	11/1/15	200	190
	Quest Diagnostic, Inc.	6.950%	7/1/37	75	73
	Reynolds American Inc.	6.500%	7/15/10	75	77
	Reynolds American Inc.	7.250%	6/1/12	75	77
	Reynolds American Inc.	7.250%	6/1/13	150	154
	Reynolds American Inc.	6.750%	6/15/17	150	149
	Reynolds American Inc.	7.250%	6/15/37	125	123
	Safeway, Inc.	6.500%	3/1/11	200	205
	Safeway, Inc.	6.350%	8/15/17	100	102
	Safeway, Inc.	7.250%	2/1/31	50	53
	Schering-Plough Corp.	5.550%	12/1/13	100	101
	Schering-Plough Corp.	6.750%	12/1/33	175	178
	Schering-Plough Corp.	6.000%	9/15/17	150	148
	Schering-Plough Corp.	6.550%	9/15/37	25	24
	Sysco Corp.	4.200%	2/12/13	25	25
	Sysco Corp.	5.250%	2/12/18	100	100
	Sysco Corp.	5.375%	9/21/35	100	91
	Teva Pharmaceutical Finance LLC	6.150%	2/1/36	400	384
	UST, Inc.	5.750%	3/1/18	75	75
	Unilever Capital Corp.	7.125%	11/1/10	350	374

Unilever Capital Corp.	5.900%	11/15/32	50	48
Whirlpool Corp.	5.500%	3/1/13	325	321
Wm. Wrigley Jr. Co.	4.300%	7/15/10	125	125
Wm. Wrigley Jr. Co.	4.650%	7/15/15	125	121
Wyeth	5.500%	3/15/13	275	281
Wyeth	5.500%	2/1/14	50	49
Wyeth	5.500%	2/15/16	200	200
Wyeth	5.450%	4/1/17	50	49
Wyeth	6.450%	2/1/24	100	103
Wyeth	6.500%	2/1/34	100	103
Wyeth	6.000%	2/15/36	125	121
Wyeth	5.950%	4/1/37	525	505

Energy (1.1%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	125	134
Amerada Hess Corp.	6.650%	8/15/11	100	105
Amerada Hess Corp.	7.875%	10/1/29	350	401
Amerada Hess Corp.	7.125%	3/15/33	100	110
Anadarko Finance Co.	6.750%	5/1/11	25	26
Anadarko Petroleum Corp.	5.950%	9/15/16	350	350
Anadarko Petroleum Corp.	6.450%	9/15/36	450	448
Apache Corp.	5.625%	1/15/17	100	101
Apache Corp.	6.000%	1/15/37	150	148
Baker Hughes, Inc.	6.875%	1/15/29	100	108
Burlington Resources, Inc.	6.680%	2/15/11	50	53
Burlington Resources, Inc.	6.500%	12/1/11	100	107
Burlington Resources, Inc.	7.400%	12/1/31	175	204
Cameron International Corp.	6.375%	7/15/18	100	100
Cameron International Corp.	7.000%	7/15/38	100	100
Canadian Natural Resources	5.450%	10/1/12	50	50
Canadian Natural Resources	5.150%	2/1/13	25	25
Canadian Natural Resources	4.900%	12/1/14	150	145
Canadian Natural Resources	6.000%	8/15/16	125	126
Canadian Natural Resources	5.700%	5/15/17	150	147
Canadian Natural Resources	5.900%	2/1/18	75	74
Canadian Natural Resources	7.200%	1/15/32	225	243
Canadian Natural Resources	6.450%	6/30/33	125	123
Canadian Natural Resources	6.500%	2/15/37	125	124
Canadian Natural Resources	6.250%	3/15/38	150	142
Canadian Natural Resources	6.750%	2/1/39	25	25
Conoco Funding Co.	6.350%	10/15/11	375	397
Conoco Funding Co.	7.250%	10/15/31	75	86
ConocoPhillips	8.750%	5/25/10	450	490
ConocoPhillips Canada	5.300%	4/15/12	150	154
ConocoPhillips Canada	5.625%	10/15/16	250	256
ConocoPhillips Canada	5.950%	10/15/36	150	151
Devon Energy Corp.	7.950%	4/15/32	300	355
Devon Financing Corp.	6.875%	9/30/11	200	212
Devon Financing Corp.	7.875%	9/30/31	50	59
Diamond Offshore Drilling	4.875%	7/1/15	25	24
EOG Resources Inc.	5.875%	9/15/17	225	226
Encana Corp.	4.600%	8/15/09	100	100
Encana Corp.	4.750%	10/15/13	25	25

	Encana Corp.	5.900%	12/1/17	225	224
	Encana Corp.	6.500%	8/15/34	325	315
	Encana Corp.	6.625%	8/15/37	150	151
	Encana Holdings Finance Corp.	5.800%	5/1/14	100	101
	Halliburton Co.	5.500%	10/15/10	150	155
	Husky Energy Inc.	6.150%	6/15/19	100	100
	Husky Energy Inc.	6.800%	9/15/37	50	50
	Kerr McGee Corp.	6.875%	9/15/11	175	183
	Kerr McGee Corp.	6.950%	7/1/24	250	261
	Kerr McGee Corp.	7.875%	9/15/31	50	59
	Marathon Oil Corp.	6.125%	3/15/12	275	282
	Marathon Oil Corp.	5.900%	3/15/18	75	74
	Marathon Oil Corp.	6.600%	10/1/37	500	494
[3]	Nabors Industries Inc.	6.150%	2/15/18	50	50
	Nexen, Inc.	5.050%	11/20/13	50	49
	Nexen, Inc.	5.650%	5/15/17	100	96
	Nexen, Inc.	7.875%	3/15/32	50	56
	Nexen, Inc.	6.400%	5/15/37	300	288
	Norsk Hydro	7.250%	9/23/27	400	457
	Occidental Petroleum	6.750%	1/15/12	250	268
	Ocean Energy, Inc.	7.250%	10/1/11	75	80
	Petro-Canada	7.875%	6/15/26	25	27
	Petro-Canada	7.000%	11/15/28	100	99
	Petro-Canada	5.350%	7/15/33	150	126
	Petro-Canada	5.950%	5/15/35	125	111
	Petro-Canada	6.800%	5/15/38	125	122
	Petro-Canada
	Financial Partnership	6.050%	5/15/18	425	417
	Questar Market Resources	6.050%	9/1/16	100	97
	Shell International Finance	5.625%	6/27/11	225	236
	Suncor Energy, Inc.	6.100%	6/1/18	75	76
	Suncor Energy, Inc.	5.950%	12/1/34	75	69
	Suncor Energy, Inc.	6.500%	6/15/38	200	194
	Suncor Energy, Inc.	6.850%	6/1/39	75	76
	Sunoco, Inc.	4.875%	10/15/14	50	47

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Sunoco, Inc.	5.750%	1/15/17	50	47
	Talisman Energy, Inc.	5.125%	5/15/15	50	48
	Talisman Energy, Inc.	5.850%	2/1/37	150	128
	Tosco Corp.	8.125%	2/15/30	100	123
	Transocean Inc.	6.000%	3/15/18	75	75
	Transocean Inc.	7.500%	4/15/31	175	192
	Transocean Inc.	6.800%	3/15/38	150	153
	Valero Energy Corp.	6.875%	4/15/12	300	311
	Valero Energy Corp.	7.500%	4/15/32	225	229
	Valero Energy Corp.	6.625%	6/15/37	175	160
	Weatherford International Inc.	5.150%	3/15/13	25	25
	Weatherford International Inc.	6.350%	6/15/17	150	152
	Weatherford International Inc.	6.000%	3/15/18	50	49
	Weatherford International Inc.	6.500%	8/1/36	275	265
	Weatherford International Inc.	6.800%	6/15/37	25	25
	Weatherford International Inc.	7.000%	3/15/38	50	51
	XTO Energy, Inc.	5.900%	8/1/12	50	51
	XTO Energy, Inc.	6.250%	4/15/13	175	181
	XTO Energy, Inc.	5.000%	1/31/15	50	48
	XTO Energy, Inc.	6.250%	8/1/17	350	354
	XTO Energy, Inc.	6.750%	8/1/37	150	150

	Technology (0.6%)
	Agilent Technologies Inc.	6.500%	11/1/17	225	220
	BMC Software Inc.	7.250%	6/1/18	50	51
	Cisco Systems Inc.	5.250%	2/22/11	700	720
	Cisco Systems Inc.	5.500%	2/22/16	200	202
[3]	Computer Sciences Corp.	6.500%	3/15/18	50	50
[3]	Dell Inc.	4.700%	4/15/13	150	146
[3]	Dell Inc.	5.650%	4/15/18	75	73
[3]	Dell Inc.	6.500%	4/15/38	100	98
	Dun & Bradstreet Corp.	6.000%	4/1/13	150	149
	Electronic Data Systems	6.500%	8/1/13	75	77
	Electronic Data Systems	7.125%	10/15/09	50	52
	Equifax Inc.	6.300%	7/1/17	25	24
	Equifax Inc.	7.000%	7/1/37	50	46
	Fiserv, Inc.	6.125%	11/20/12	275	274
	Fiserv, Inc.	6.800%	11/20/17	150	151
	Harris Corp.	5.000%	10/1/15	125	119
	Hewlett-Packard Co.	6.500%	7/1/12	200	213
	Hewlett-Packard Co.	4.500%	3/1/13	100	99
	Hewlett-Packard Co.	5.500%	3/1/18	75	73
	IBM International Group Capital	5.050%	10/22/12	275	281
	International Business
	Machines Corp.	4.375%	6/1/09	150	152
	International Business
	Machines Corp.	5.700%	9/14/17	850	862
	International Business
	Machines Corp.	6.220%	8/1/27	75	75
	International Business

	Machines Corp.	6.500%	1/15/28	75	77
	International Business
	Machines Corp.	5.875%	11/29/32	325	316
	International Business
	Machines Corp.	7.125%	12/1/96	250	270
	Intuit Inc.	5.400%	3/15/12	50	49
	Intuit Inc.	5.750%	3/15/17	75	70
	Lexmark International Inc.	5.900%	6/1/13	50	49
	Lexmark International Inc.	6.650%	6/1/18	150	146
	Motorola, Inc.	7.625%	11/15/10	19	20
	Motorola, Inc.	8.000%	11/1/11	25	26
	Motorola, Inc.	5.375%	11/15/12	50	46
	Motorola, Inc.	6.000%	11/15/17	50	44
	Motorola, Inc.	7.500%	5/15/25	50	47
	Motorola, Inc.	6.500%	9/1/25	50	37
	Motorola, Inc.	6.500%	11/15/28	50	38
	Motorola, Inc.	6.625%	11/15/37	50	39
	National Semiconductor	6.600%	6/15/17	200	200
	Oracle Corp.	5.000%	1/15/11	100	102
	Oracle Corp.	4.950%	4/15/13	150	151
	Oracle Corp.	5.250%	1/15/16	275	271
	Oracle Corp.	5.750%	4/15/18	300	298
	Oracle Corp.	6.500%	4/15/38	200	201
	Pitney Bowes, Inc.	4.625%	10/1/12	100	99
	Pitney Bowes, Inc.	3.875%	6/15/13	100	96
	Pitney Bowes, Inc.	4.875%	8/15/14	100	98
	Pitney Bowes, Inc.	4.750%	1/15/16	375	351
	Science Applications
	International Corp.	6.250%	7/1/12	25	26
	Science Applications
	International Corp.	5.500%	7/1/33	25	21
	Tyco Electronics Group	6.550%	10/1/17	125	127
	Xerox Capital Trust I	8.000%	2/1/27	75	73
	Xerox Corp.	7.125%	6/15/10	200	207
	Xerox Corp.	6.875%	8/15/11	50	52
	Xerox Corp.	7.625%	6/15/13	50	52
	Xerox Corp.	6.400%	3/15/16	100	100
	Xerox Corp.	6.750%	2/1/17	100	101

	Transportation (0.4%)
[2]	American Airlines, Inc.	6.855%	4/15/09	36	35
	American Airlines, Inc.	7.024%	10/15/09	125	121
	American Airlines, Inc.	7.858%	10/1/11	75	70
	Burlington Northern
	Santa Fe Corp.	6.750%	7/15/11	190	199
	Burlington Northern
	Santa Fe Corp.	5.900%	7/1/12	225	232
	Burlington Northern
	Santa Fe Corp.	5.650%	5/1/17	100	98
	Burlington Northern
	Santa Fe Corp.	6.200%	8/15/36	250	242
	Burlington Northern
	Santa Fe Corp.	6.150%	5/1/37	125	117

	CNF, Inc.	6.700%	5/1/34	100	89
	CSX Corp.	6.300%	3/15/12	150	153
	CSX Corp.	6.250%	4/1/15	50	49
	CSX Corp.	5.600%	5/1/17	175	163
	CSX Corp.	6.000%	10/1/36	50	41
	CSX Corp.	7.450%	4/1/38	50	49
	Canadian National Railway Co.	6.375%	10/15/11	100	104
	Canadian National Railway Co.	5.800%	6/1/16	100	101
	Canadian National Railway Co.	6.800%	7/15/18	250	271
	Canadian National Railway Co.	6.200%	6/1/36	75	75
	Canadian Pacific Rail	6.250%	10/15/11	175	178
	Canadian Pacific Rail	5.950%	5/15/37	150	128
	Continental Airlines, Inc.	6.563%	2/15/12	200	180
[2]	Continental Airlines, Inc.	6.648%	9/15/17	193	175
	Delta Air Lines Enhanced
	Equipment Trust Certificates	6.417%	7/2/12	100	90
[2]	Delta Air Lines Enhanced
	Equipment Trust Certificates	6.718%	1/2/23	92	76
	Delta Air Lines, Inc.	7.111%	9/18/11	100	92
[2]	Delta Air Lines, Inc.	6.821%	8/10/22	122	103
	FedEx Corp.	5.500%	8/15/09	150	152
	Norfolk Southern Corp.	6.750%	2/15/11	75	79
	Norfolk Southern Corp.	7.700%	5/15/17	450	504
[3]	Norfolk Southern Corp.	5.750%	4/1/18	75	75
	Norfolk Southern Corp.	7.800%	5/15/27	200	228
	Norfolk Southern Corp.	7.900%	5/15/97	50	56
	Ryder System Inc.	5.950%	5/2/11	75	76
	Ryder System Inc.	5.850%	3/1/14	75	74
	Ryder System Inc.	5.850%	11/1/16	25	24
	Southwest Airlines Co.	6.500%	3/1/12	250	243
	Southwest Airlines Co.	5.750%	12/15/16	75	67
[2]	Southwest Airlines Co.	6.150%	8/1/22	49	47
	Union Pacific Corp.	6.125%	1/15/12	25	26
	Union Pacific Corp.	6.500%	4/15/12	150	157
	Union Pacific Corp.	5.450%	1/31/13	225	226

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Union Pacific Corp.	5.750%	11/15/17	350	345
	Union Pacific Corp.	7.125%	2/1/28	150	160
[2]	United Air Lines Inc.	6.636%	7/2/22	49	40
	United Parcel Service of America	4.500%	1/15/13	50	50
	United Parcel Service of America	5.500%	1/15/18	75	76
	United Parcel Service of America	6.200%	1/15/38	100	101

	Other (0.1%)
	Cintas Corp.	6.125%	12/1/17	75	76
	Cooper Industries, Inc.	5.250%	11/15/12	100	100
	Cooper Industries, Inc.	5.450%	4/1/15	75	75
	Danaher Corp.	5.625%	1/15/18	75	75
	Eaton Corp.	4.900%	5/15/13	100	99
	Eaton Corp.	5.600%	5/15/18	50	50
	Parker-Hannifin Corp.	5.500%	5/15/18	50	50
	Parker-Hannifin Corp.	6.250%	5/15/38	25	25
	Rockwell Automation	5.650%	12/1/17	25	25
	Rockwell Automation	6.700%	1/15/28	50	54
	Rockwell Automation	6.250%	12/1/37	100	100
					127,121
Utilities (2.0%)
	Electric (1.5%)
	AEP Texas Central Co.	6.650%	2/15/33	200	196
	Alabama Power Co.	5.500%	10/15/17	225	227
	American Electric Power Co., Inc.	5.375%	3/15/10	150	152
	American Water Capital Corp.	6.085%	10/15/17	200	193
	American Water Capital Corp.	6.593%	10/15/37	150	137
	Arizona Public Service Co.	5.800%	6/30/14	75	72
	Baltimore Gas & Electric Co.	5.900%	10/1/16	100	96
	Carolina Power & Light Co.	5.125%	9/15/13	175	177
	CenterPoint Energy Houston	5.700%	3/15/13	300	304
	CenterPoint Energy Houston	6.950%	3/15/33	50	51
	Cincinnati Gas & Electric Co.	5.700%	9/15/12	75	77
	Commonwealth Edison Co.	6.150%	3/15/12	75	77
	Commonwealth Edison Co.	5.950%	8/15/16	250	248
	Commonwealth Edison Co.	6.150%	9/15/17	325	327
	Commonwealth Edison Co.	6.450%	1/15/38	175	172
	Connecticut Light & Power Co.	6.350%	6/1/36	175	167
	Consolidated Edison Co.
	of New York	4.875%	2/1/13	75	74
	Consolidated Edison Co.
	of New York	5.500%	9/15/16	100	100
	Consolidated Edison Co.
	of New York	5.300%	3/1/35	100	85
	Consolidated Edison Co.
	of New York	6.200%	6/15/36	75	73
	Consolidated Edison Co.
	of New York	6.300%	8/15/37	275	269
	Constellation Energy Group, Inc.	7.000%	4/1/12	50	52
	Constellation Energy Group, Inc.	4.550%	6/15/15	475	424

	Constellation Energy Group, Inc.	7.600%	4/1/32	25	26
	Consumers Energy Co.	5.375%	4/15/13	225	226
	Consumers Energy Co.	5.500%	8/15/16	100	98
	DTE Energy Co.	7.050%	6/1/11	100	105
	Detroit Edison Co.	6.125%	10/1/10	75	78
[2]	Dominion Resources, Inc.	6.300%	9/30/66	75	68
	Dominion Resources, Inc.	5.150%	7/15/15	600	582
	Dominion Resources, Inc.	6.000%	11/30/17	250	246
	Dominion Resources, Inc.	6.300%	3/15/33	100	95
	Dominion Resources, Inc.	5.950%	6/15/35	225	205
	Duke Energy Carolinas LLC	6.100%	6/1/37	125	119
	Duke Energy Carolinas LLC	6.000%	1/15/38	25	24
	Duke Energy Corp.	6.250%	1/15/12	300	313
	Duke Energy Corp.	6.000%	12/1/28	100	98
	El Paso Electric Co.	6.000%	5/15/35	50	43
	Empresa Nacional Electric	8.350%	8/1/13	100	111
	Energy East Corp.	6.750%	6/15/12	150	156
	Energy East Corp.	6.750%	7/15/36	75	72
[3]	Entergy Gulf States, Inc.	6.000%	5/1/18	200	198
	Exelon Corp.	4.900%	6/15/15	200	184
	FPL Group Capital, Inc.	7.375%	6/1/09	250	258
	FPL Group Capital, Inc.	5.625%	9/1/11	50	52
	FPL Group Capital, Inc.	5.350%	6/15/13	125	127
[2]	FPL Group Capital, Inc.	6.350%	10/1/66	75	66
[2]	FPL Group Capital, Inc.	6.650%	6/15/67	75	68
	FirstEnergy Corp.	6.450%	11/15/11	175	178
	FirstEnergy Corp.	7.375%	11/15/31	200	215
	Florida Power & Light Co.	5.550%	11/1/17	25	25
	Florida Power & Light Co.	5.625%	4/1/34	25	24
	Florida Power & Light Co.	4.950%	6/1/35	175	152
	Florida Power & Light Co.	5.400%	9/1/35	75	70
	Florida Power & Light Co.	6.200%	6/1/36	50	52
	Florida Power & Light Co.	5.650%	2/1/37	100	94
	Florida Power & Light Co.	5.850%	5/1/37	25	25
	Florida Power & Light Co.	5.950%	2/1/38	75	75
	Florida Power Corp.	5.650%	6/15/18	75	76
	Florida Power Corp.	6.350%	9/15/37	125	127
	Florida Power Corp.	6.400%	6/15/38	100	101
	Illinois Power	6.125%	11/15/17	25	24
	Illinois Power	6.250%	4/1/18	125	121
	Indiana Michigan Power Co.	6.050%	3/15/37	200	177
[2]	Integrys Energy Group	6.110%	12/1/66	150	126
	Jersey Central Power & Light	5.625%	5/1/16	125	119
	Jersey Central Power & Light	5.650%	6/1/17	475	454
	Kansas City Power & Light	6.050%	11/15/35	50	44
	MidAmerican Energy Co.	5.650%	7/15/12	200	206
	MidAmerican Energy Co.	5.125%	1/15/13	150	151
	MidAmerican Energy Co.	5.950%	7/15/17	75	77
	MidAmerican Energy Co.	5.300%	3/15/18	50	48
	MidAmerican Energy Co.	6.750%	12/30/31	125	131
	MidAmerican Energy Co.	5.750%	11/1/35	250	233
[3]	MidAmerican Energy
	Holdings Co.	5.750%	4/1/18	125	124

MidAmerican Energy
Holdings Co.	6.125%	4/1/36	500	480
MidAmerican Energy
Holdings Co.	5.950%	5/15/37	75	70
MidAmerican Energy
Holdings Co.	6.500%	9/15/37	150	151
NStar Electric Co.	4.875%	4/15/14	50	49
NStar Electric Co.	5.625%	11/15/17	150	153
National Rural Utilities
Cooperative Finance Corp.	5.500%	7/1/13	100	101
National Rural Utilities
Cooperative Finance Corp.	4.750%	3/1/14	175	169
National Rural Utilities
Cooperative Finance Corp.	5.450%	4/10/17	225	221
National Rural Utilities
Cooperative Finance Corp.	5.450%	2/1/18	225	219
National Rural Utilities
Cooperative Finance Corp.	8.000%	3/1/32	175	205
NiSource Finance Corp.	7.875%	11/15/10	100	105
NiSource Finance Corp.	5.250%	9/15/17	150	134
Northern States Power Co.	5.250%	3/1/18	150	148
Northern States Power Co.	6.250%	6/1/36	50	52
Northern States Power Co.	6.200%	7/1/37	50	51
Ohio Edison	6.400%	7/15/16	175	177
Ohio Power Co.	6.000%	6/1/16	75	74
Oncor Electric Delivery Co.	6.375%	5/1/12	250	253
Oncor Electric Delivery Co.	6.375%	1/15/15	125	123
Oncor Electric Delivery Co.	7.250%	1/15/33	125	125
PECO Energy Co.	5.350%	3/1/18	50	49
PPL Electric Utilities Corp.	6.250%	8/15/09	200	204
PPL Energy Supply LLC	6.400%	11/1/11	50	51
PPL Energy Supply LLC	6.200%	5/15/16	50	48
PPL Energy Supply LLC	6.500%	5/1/18	50	49
PPL Energy Supply LLC	6.000%	12/15/36	150	132
PSE&G Power LLC	6.950%	6/1/12	450	470

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	PSE&G Power LLC	5.500%	12/1/15	125	120
	PSE&G Power LLC	8.625%	4/15/31	100	123
	PSI Energy Inc.	5.000%	9/15/13	125	124
	PacifiCorp	7.700%	11/15/31	100	116
	PacifiCorp	5.250%	6/15/35	100	86
	Pacific Gas & Electric Co.	4.200%	3/1/11	50	50
	Pacific Gas & Electric Co.	4.800%	3/1/14	375	364
	Pacific Gas & Electric Co.	5.625%	11/30/17	150	149
	Pacific Gas & Electric Co.	6.050%	3/1/34	300	289
	Pennsylvania Electric Co.	6.050%	9/1/17	75	73
	Pepco Holdings, Inc.	6.450%	8/15/12	225	228
	Pepco Holdings, Inc.	7.450%	8/15/32	50	53
	Potomac Electric Power	6.500%	11/15/37	100	100
	Progress Energy, Inc.	7.100%	3/1/11	305	321
	Progress Energy, Inc.	6.850%	4/15/12	25	26
	Progress Energy, Inc.	7.000%	10/30/31	325	344
	Public Service Co. of Colorado	7.875%	10/1/12	125	139
	Public Service Co. of Colorado	6.250%	9/1/37	25	26
	Public Service Co. of Oklahoma	6.625%	11/15/37	200	194
	Public Service Electric & Gas	5.800%	5/1/37	75	73
	Puget Sound Energy Inc.	5.483%	6/1/35	25	21
	Puget Sound Energy Inc.	6.274%	3/15/37	125	117
	SCANA Corp.	6.875%	5/15/11	225	235
	Sierra Pacific Power Co.	6.000%	5/15/16	75	74
	Sierra Pacific Power Co.	6.750%	7/1/37	150	147
	Southern California Edison Co.	5.000%	1/15/14	200	198
	Southern California Edison Co.	4.650%	4/1/15	75	73
	Southern California Edison Co.	5.000%	1/15/16	50	49
	Southern California Edison Co.	6.650%	4/1/29	75	79
	Southern California Edison Co.	5.750%	4/1/35	75	73
	Southern California Edison Co.	5.350%	7/15/35	100	92
	Southern California Edison Co.	5.950%	2/1/38	125	125
	Southern Power Co.	6.250%	7/15/12	100	104
	Southern Power Co.	4.875%	7/15/15	200	189
	Southwestern Electric Power	6.450%	1/15/19	100	99
	Tampa Electric Co.	6.550%	5/15/36	100	98
	Toledo Edison Co.	6.150%	5/15/37	100	88
	Transalta Corp.	6.650%	5/15/18	50	49
	Union Electric Co.	5.400%	2/1/16	100	95
	Virginia Electric & Power Co.	6.000%	1/15/36	125	118
	Virginia Electric & Power Co.	6.000%	5/15/37	100	94
	Virginia Electric & Power Co.	6.350%	11/30/37	50	49
	Wisconsin Electric Power Co.	5.700%	12/1/36	300	287
[2]	Wisconsin Energy Corp.	6.250%	5/15/67	425	369
	Wisconsin Power & Light Co.	6.375%	8/15/37	100	101
	Xcel Energy, Inc.	5.613%	4/1/17	78	76
	Xcel Energy, Inc.	6.500%	7/1/36	100	98

	Natural Gas (0.5%)
	AGL Capital Corp.	7.125%	1/14/11	50	52
	Atmos Energy Corp.	4.000%	10/15/09	125	124
	Atmos Energy Corp.	4.950%	10/15/14	50	47
	Boardwalk Pipelines LLC	5.500%	2/1/17	100	93
	CenterPoint Energy Resources	6.150%	5/1/16	75	74
	Consolidated Natural Gas	5.000%	12/1/14	300	291
	Duke Capital Corp.	5.500%	3/1/14	125	122

	Duke Capital Corp.	6.750%	2/15/32	50	48
	El Paso Natural Gas Co.	5.950%	4/15/17	75	72
[3]	Enbridge Energy Partners	6.500%	4/15/18	75	75
[3]	Enbridge Energy Partners	7.500%	4/15/38	150	157
	Energy Transfer Partners LP	5.650%	8/1/12	100	101
	Energy Transfer Partners LP	5.950%	2/1/15	75	74
	Energy Transfer Partners LP	6.125%	2/15/17	50	48
	Energy Transfer Partners LP	6.625%	10/15/36	150	144
*	Enron Corp.	9.125%	4/1/03	500	15
*	Enron Corp.	7.125%	5/15/07	150	5
*	Enron Corp.	6.875%	10/15/07	500	15
	Enterprise Products
	Operating LP	4.950%	6/1/10	100	100
	Enterprise Products
	Operating LP	5.650%	4/1/13	250	250
	Enterprise Products
	Operating LP	5.600%	10/15/14	100	98
	Enterprise Products
	Operating LP	6.300%	9/15/17	150	150
	Enterprise Products
	Operating LP	6.500%	1/31/19	50	50
	Enterprise Products
	Operating LP	6.875%	3/1/33	50	49
	Equitable Resources Inc.	6.500%	4/1/18	350	348
*	HNG Internorth	9.625%	3/15/06	500	15
	KeySpan Corp.	8.000%	11/15/30	75	83
	Kinder Morgan
	Energy Partners LP	7.125%	3/15/12	50	53
	Kinder Morgan
	Energy Partners LP	5.850%	9/15/12	125	126
	Kinder Morgan
	Energy Partners LP	5.000%	12/15/13	50	48
	Kinder Morgan
	Energy Partners LP	5.950%	2/15/18	50	49
	Kinder Morgan
	Energy Partners LP	7.300%	8/15/33	250	261
	Kinder Morgan
	Energy Partners LP	5.800%	3/15/35	50	44
	Kinder Morgan
	Energy Partners LP	6.950%	1/15/38	75	75
	Magellan Midstream
	Partners, LP	5.650%	10/15/16	75	71
	National Grid PLC	6.300%	8/1/16	325	322
	NuStar Energy LP	7.650%	4/15/18	125	127
	ONEOK Inc.	5.200%	6/15/15	75	71
	ONEOK Inc.	6.000%	6/15/35	75	67
	ONEOK Partners, LP	5.900%	4/1/12	100	101
	ONEOK Partners, LP	6.150%	10/1/16	150	149
	ONEOK Partners, LP	6.650%	10/1/36	325	310
	ONEOK Partners, LP	6.850%	10/15/37	150	147
	Panhandle Eastern Pipeline	6.200%	11/1/17	250	236
	Plains All American Pipeline LP	6.500%	5/1/18	25	25
	San Diego Gas & Electric	5.350%	5/15/35	25	23
	Sempra Energy	7.950%	3/1/10	100	106
[3]	Southern Natural Gas	5.900%	4/1/17	300	291
	Spectra Energy Corp.	6.200%	4/15/18	50	49
	Teppco Partners, LP	5.900%	4/15/13	50	50
	Teppco Partners, LP	6.650%	4/15/18	50	50
	Teppco Partners, LP	7.550%	4/15/38	75	78

	Texas Gas Transmission	4.600%	6/1/15	100	91
[2]	Trans-Canada Pipelines	6.350%	5/15/67	275	241
	Trans-Canada Pipelines	5.600%	3/31/34	150	134
	Trans-Canada Pipelines	5.850%	3/15/36	300	266
	Trans-Canada Pipelines	6.200%	10/15/37	25	23
	Williams Cos., Inc.	7.125%	9/1/11	125	130
	Williams Cos., Inc.	7.625%	7/15/19	250	264
	Williams Cos., Inc.	7.500%	1/15/31	250	255
	Williams Cos., Inc.	7.750%	6/15/31	75	80
					27,988
Total Corporate Bonds (Cost $394,362)					381,791
Sovereign Bonds (U.S. Dollar-Denominated) (2.8%)
	Asian Development Bank	4.500%	9/4/12	125	128
	China Development Bank	4.750%	10/8/14	100	97
	China Development Bank	5.000%	10/15/15	100	98
	Corp. Andina de Fomento	5.200%	5/21/13	125	124
	Corp. Andina de Fomento	5.750%	1/12/17	325	320
	Development Bank of Japan	4.250%	6/9/15	50	49
	Eksportfinans	5.500%	5/25/16	350	368
	Eksportfinans	5.500%	6/26/17	125	133
	European Investment Bank	5.000%	2/8/10	25	26
	European Investment Bank	4.000%	3/3/10	675	685

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	European Investment Bank	4.625%	9/15/10	50	52
	European Investment Bank	3.250%	2/15/11	825	823
	European Investment Bank	2.625%	5/16/11	100	98
	European Investment Bank	5.250%	6/15/11	650	679
	European Investment Bank	3.125%	7/15/11	375	371
	European Investment Bank	4.625%	3/21/12	250	258
	European Investment Bank	2.875%	3/15/13	400	386
	European Investment Bank	3.250%	5/15/13	300	292
	European Investment Bank	4.250%	7/15/13	575	582
	European Investment Bank	4.625%	5/15/14	175	179
	European Investment Bank	4.875%	2/16/16	425	439
	European Investment Bank	5.125%	9/13/16	450	474
	European Investment Bank	4.875%	1/17/17	150	155
	European Investment Bank	5.125%	5/30/17	675	709
	Export-Import Bank of Korea	4.500%	8/12/09	200	200
	Export-Import Bank of Korea	4.625%	3/16/10	100	100
	Export-Import Bank of Korea	5.500%	10/17/12	125	126
	Federation of Malaysia	8.750%	6/1/09	400	416
	Federation of Malaysia	7.500%	7/15/11	75	81
	Federative Republic of Brazil	9.250%	10/22/10	100	111
	Federative Republic of Brazil	11.000%	1/11/12	100	120
	Federative Republic of Brazil	7.875%	3/7/15	175	196
	Federative Republic of Brazil	6.000%	1/17/17	400	407
[2]	Federative Republic of Brazil	8.000%	1/15/18	600	666
	Federative Republic of Brazil	8.875%	4/15/24	125	159
	Federative Republic of Brazil	8.750%	2/4/25	300	371
	Federative Republic of Brazil	10.125%	5/15/27	325	460
	Federative Republic of Brazil	8.250%	1/20/34	400	492
	Federative Republic of Brazil	7.125%	1/20/37	225	248
	Federative Republic of Brazil	11.000%	8/17/40	700	926
	Inter-American
	Development Bank	8.500%	3/15/11	130	145
	Inter-American
	Development Bank	7.000%	6/15/25	100	124
	International Bank for
	Reconstruction & Development	4.125%	6/24/09	550	553
	International Bank for
	Reconstruction & Development	4.125%	8/12/09	525	528
	Japan Bank International	4.750%	5/25/11	175	180
	Japan Bank International	4.250%	6/18/13	625	629
	Japan Finance Corp.	5.875%	3/14/11	100	106
	Japan Finance Corp.	4.625%	4/21/15	100	101
	Japan Finance Corp.	5.000%	5/16/17	100	103
	KFW International Finance Inc.	4.500%	9/21/09	375	381
	KFW International Finance Inc.	4.875%	10/19/09	250	256
	Korea Development Bank	4.750%	7/20/09	200	201
	Korea Development Bank	4.625%	9/16/10	100	101
	Korea Development Bank	5.300%	1/17/13	125	125
	Korea Development Bank	5.750%	9/10/13	250	251
	Korea Electric Power	7.750%	4/1/13	175	193
	Kreditanstalt fur Wiederaufbau	5.000%	6/1/10	275	286
	Kreditanstalt fur Wiederaufbau	4.250%	6/15/10	1,350	1,364
	Kreditanstalt fur Wiederaufbau	3.250%	2/15/11	150	150
	Kreditanstalt fur Wiederaufbau	4.750%	5/15/12	50	52
	Kreditanstalt fur Wiederaufbau	3.250%	3/15/13	1,675	1,636
	Kreditanstalt fur Wiederaufbau	3.500%	5/16/13	200	196

	Kreditanstalt fur Wiederaufbau	5.125%	3/14/16	675	703
	Landeskreditbank Baden-
	Wuerttemberg–Foerderbank	4.250%	9/15/10	75	76
	Landwirtschaftliche Rentenbank	3.625%	10/20/09	375	375
	Landwirtschaftliche Rentenbank	5.250%	7/2/12	150	158
	Landwirtschaftliche Rentenbank	3.250%	3/15/13	150	146
	Landwirtschaftliche Rentenbank	4.875%	11/16/15	100	104
	Mass Transit Railway Corp.	7.500%	11/8/10	100	107
	Nordic Investment Bank	3.875%	6/15/10	250	251
	Oesterreichische Kontrollbank	5.000%	4/25/17	600	626
[3]	Pemex Project
	Funding Master Trust	5.750%	3/1/18	600	600
[3]	Pemex Project
	Funding Master Trust	6.625%	6/15/35	350	345
	Pemex Project
	Funding Master Trust	6.625%	6/15/35	125	123
[3]	Pemex Project
	Funding Master Trust	6.625%	6/15/38	150	154
	People’s Republic of China	4.750%	10/29/13	50	50
	Petrobras International Finance	6.125%	10/6/16	350	350
	Petrobras International Finance	5.875%	3/1/18	25	24
	Petrobras International Finance	8.375%	12/10/18	100	115
	Province of Manitoba	7.500%	2/22/10	300	317
	Province of Nova Scotia	5.750%	2/27/12	50	53
	Province of Ontario	3.625%	10/21/09	125	125
	Province of Ontario	2.750%	2/22/11	75	74
	Province of Ontario	5.000%	10/18/11	625	648
	Province of Ontario	3.500%	7/15/13	200	194
	Province of Ontario	4.750%	1/19/16	100	101
	Province of Ontario	5.450%	4/27/16	500	529
	Province of Quebec	5.000%	7/17/09	950	967
	Province of Quebec	6.125%	1/22/11	75	80
	Province of Quebec	5.125%	11/14/16	325	334
	Province of Quebec	4.625%	5/14/18	25	25
	Province of Quebec	7.500%	9/15/29	325	420
	Quebec Hydro Electric	6.300%	5/11/11	75	80
	Quebec Hydro Electric	8.000%	2/1/13	500	587
	Quebec Hydro Electric	8.400%	1/15/22	275	362
	Quebec Hydro Electric	8.050%	7/7/24	200	262
	Republic of Chile	7.125%	1/11/12	150	162
	Republic of Chile	5.500%	1/15/13	175	180
	Republic of Hungary	4.750%	2/3/15	250	243
	Republic of Italy	6.000%	2/22/11	650	684
	Republic of Italy	3.500%	7/15/11	475	473
	Republic of Italy	5.625%	6/15/12	775	824
	Republic of Italy	4.750%	1/25/16	500	509
	Republic of Italy	5.250%	9/20/16	300	315
	Republic of Italy	5.375%	6/15/33	175	179
	Republic of Korea	4.250%	6/1/13	350	341
	Republic of Korea	5.625%	11/3/25	100	98
	Republic of Poland	6.250%	7/3/12	250	265
	Republic of Poland	5.250%	1/15/14	200	202
	Republic of South Africa	7.375%	4/25/12	500	528
	State of Israel	4.625%	6/15/13	75	75
	State of Israel
	(U.S. Government Guaranteed)	5.500%	11/9/16	175	178
	Swedish Export Credit Corp.	4.000%	6/15/10	150	150
	Swedish Export Credit Corp.	4.500%	9/27/10	75	77
	Swedish Export Credit Corp.	5.125%	3/1/17	100	103

United Mexican States	8.375%	1/14/11	1,500	1,631
United Mexican States	6.375%	1/16/13	74	78
United Mexican States	5.875%	1/15/14	250	259
United Mexican States	6.625%	3/3/15	10	11
United Mexican States	11.375%	9/15/16	100	139
United Mexican States	5.625%	1/15/17	550	556
United Mexican States	8.300%	8/15/31	250	312
United Mexican States	6.750%	9/27/34	908	962
United Mexican States	6.050%	1/11/40	100	96
Total Sovereign Bonds (Cost $39,008)				39,360
Taxable Municipal Bonds (0.2%)
Connecticut GO	5.850%	3/15/32	200	206
Illinois (Taxable Pension) GO	4.950%	6/1/23	550	528
Illinois (Taxable Pension) GO	5.100%	6/1/33	1,100	1,036
Kansas Dev. Finance Auth. Rev.
(Public Employee
Retirement System)	5.501%	5/1/34	175	175
New Jersey Econ. Dev.
Auth. State Pension Rev.	7.425%	2/15/29	100	121
New Jersey Turnpike Auth. Rev.	4.252%	1/1/16	5	5
New Jersey Turnpike Auth. Rev.	4.252%	1/1/16	70	66

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Oregon (Taxable Pension) GO	5.762%	6/1/23	50	51
Oregon (Taxable Pension) GO	5.892%	6/1/27	75	76
Oregon School Board Assn.	4.759%	6/30/28	75	67
Oregon School Board Assn.	5.528%	6/30/28	50	50
Tobacco Settlement
Finance Auth. Rev.	7.467%	6/1/47	125	114
Wisconsin Public Service Rev.	4.800%	5/1/13	75	75
Wisconsin Public Service Rev.	5.700%	5/1/26	75	74
Total Taxable Municipal Bonds (Cost $2,656)				2,644

			Shares
Temporary Cash Investments (0.7%)
[5] Vanguard Market
Liquidity Fund (Cost $10,416)	2.405%		10,416,226	10,416
Total Investments (99.7%) (Cost $1,408,076)				1,400,974
Other Assets and Liabilities (0.3%)
Other Assets—Note B				47,015
Payables for Investment Securities Purchased				(40,158)
Other Liabilities				(3,248)
				3,609
Net Assets (100%)
Applicable to 125,857,408 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				1,404,583
Net Asset Value Per Share				$11.16

At June 30, 2008, net assets consisted of:[6]
	Amount	Per
	($000)	Share
Paid-in Capital	1,380,128	$10.97
Undistributed Net Investment Income	29,300.23
Accumulated Net Realized Gains	2,257.02
Unrealized Depreciation
Investment Securities	(7,102)	(.06)
Swap Contracts	—	—
Net Assets	1,404,583	$11.16

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security—security in default.

1  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

2  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the aggregate value of these securities was $10,546,000, representing 0.8% of net assets.

4  Adjustable-rate note.

5  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

6  See Note C in Notes to Financial Statements for the tax-basis components of net assets.
GO—General Obligation Bond.

Vanguard Total Bond Market Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2008
($000)
Investment Income
Income
Interest[1]	33,874
Total Income	33,874
Expenses
The Vanguard Group—Note B
Investment Advisory Services	63
Management and Administrative	810
Marketing and Distribution	151
Custodian Fees	46
Shareholders’ Reports	17
Trustees’ Fees and Expenses	1
Total Expenses	1,088
Net Investment Income	32,786
Realized Net Gain (Loss)
Investment Securities Sold	6,364
Swap Contracts	(1,303)
Realized Net Gain (Loss)	5,061
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(24,211)
Swap Contracts	(280)
Change in Unrealized Appreciation
(Depreciation)	(24,491)
Net Increase (Decrease) in Net Assets
Resulting from Operations	13,356

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	32,786	57,748
Realized Net Gain (Loss)	5,061	949
Change in Unrealized Appreciation (Depreciation)	(24,491)	20,055
Net Increase (Decrease) in Net Assets Resulting from Operations	13,356	78,752
Distributions
Net Investment Income	(58,358)	(42,109)
Realized Capital Gain	—	—
Total Distributions	(58,358)	(42,109)
Capital Share Transactions—Note E
Issued	194,126	315,722
Issued in Lieu of Cash Distributions	58,358	42,109
Redeemed	(103,245)	(115,495)
Net Increase (Decrease) from Capital Share Transactions	149,239	242,336
Total Increase (Decrease)	104,237	278,979
Net Assets
Beginning of Period	1,300,346	1,021,367
End of Period[2]	1,404,583	1,300,346

1  Interest income from an affiliated company of the fund was $314,000.

2  Net Assets—End of Period includes undistributed net investment income of $29,300,000 and $56,006,000.

Vanguard Total Bond Market Index Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2008	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$11.54	$11.23	$11.21	$11.48	$11.63	$11.74
Investment Operations
Net Investment Income	.27[1]	.56[1]	.54[1]	.50[1]	.49	.57
Net Realized and Unrealized Gain (Loss)
on Investments	(.15)	.19	(.07)	(.24)	(.01)	(.12)
Total from Investment Operations	.12	.75	.47	.26	.48	.45
Distributions
Dividends from Net Investment Income	(.50)	(.44)	(.45)	(.45)	(.61)	(.56)
Distributions from Realized Capital Gains	—	—	—	(.08)	(.02)	—
Total Distributions	(.50)	(.44)	(.45)	(.53)	(.63)	(.56)
Net Asset Value, End of Period	$11.16	$11.54	$11.23	$11.21	$11.48	$11.63

Total Return	1.06%	6.89%	4.40%	2.40%	4.20%	4.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,405	$1,300	$1,021	$774	$635	$591
Ratio of Total Expenses to
Average Net Assets	0.16%*	0.16%	0.16%	0.16%	0.17%	0.22%
Ratio of Net Investment Income to
Average Net Assets	4.80%*	5.04%	4.92%	4.49%	4.38%	4.48%
Portfolio Turnover Rate	59%*	56%	64%	64%	73%	95%

1  Calculated based on average shares outstanding.

* Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Total Bond Market Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Swap Contracts: The portfolio has entered into interest rate swap transactions. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The portfolio has also entered into swap transactions to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the portfolio receives the total return (either receiving the increase or paying the decrease) on a reference security or index, applied to a notional principal amount. In return, the portfolio agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the portfolio invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. A primary risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the portfolio.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2007) and for the period ended June 30, 2008, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity

Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2008, the portfolio had contributed capital of $115,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.11% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Vanguard Total Bond Market Index Portfolio

Realized and unrealized gains (losses) on certain of the portfolio’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the portfolio’s income dividends to shareholders is offset by a change in principal return. Realized losses of $1,134,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2007, the portfolio had available realized losses of $3,873,000 to offset future net capital gains of $1,111,000 through December 31, 2013, and $2,762,000 through December 31, 2014. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2008; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At June 30, 2008, the cost of investment securities for tax purposes was $1,408,076,000. Net unrealized depreciation of investment securities for tax purposes was $7,102,000, consisting of unrealized gains of $14,213,000 on securities that had risen in value since their purchase and $21,315,000 in unrealized losses on securities that had fallen in value since their purchase.

At June 30, 2008, the portfolio had the following open swap contracts:

Interest Rate Swaps
			Fixed	Floating	Unrealized
		Notional	Interest Rate	Interest Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Dealer[1]	($000)	(Paid)	(Paid)[2]	($000)
7/2/13	LEH	3,150	4.263%	(2.783%)	—

Total Return Swaps
				Unrealized
		Notional	Floating	Appreciation
		Amount	Interest Rate	(Depreciation)
Reference Entity/Termination Date	Dealer[1]	($000)	Paid[3]	($000)
Commercial Mortgage-Backed Securities Index
7/31/08	LEH	5,000	2.621%	—
7/31/08	BA	4,000	2.713%	—
11/30/08	LEH	4,000	2.621%	—

D. During the six months ended June 30, 2008, the portfolio purchased $91,172,000 of investment securities and sold $40,581,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $419,535,000 and $354,221,000, respectively.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2008	December 31, 2007
	Shares	Shares
	(000)	(000)
Issued	17,028	28,255
Issued in Lieu of Cash Distributions	5,258	3,846
Redeemed	(9,125)	(10,394)
Net Increase (Decrease) in Shares Outstanding	13,161	21,707

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the portfolio’s current fiscal period.

The various inputs that may be used to determine the value of the portfolio’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

1  BA—Bank of America, N.A.

LEH—Lehman Brothers Special Financing Inc.

2  Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

3  Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

Vanguard Total Bond Market Index Portfolio

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of June 30, 2008, based on the inputs used to value them:

	Investments	Swap
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	10,416	—
Level 2—Other significant observable inputs	1,390,508	—
Level 3—Significant unobservable inputs	50	—
Total	1,400,974	—

The following table summarizes changes in investments valued based on Level 3 inputs during the six months ended June 30, 2008.

Investments
in Securities
Amount Valued Based on Level 3 Inputs	($000)
Balance as of December 31, 2007	—
Transfers in and/or out of Level 3	50
Balance as of June 30, 2008	50

Vanguard Total Bond Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•  Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market Index Portfolio	12/31/2007	6/30/2008	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,010.63	$0.80
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.07	0.81

1  The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard Total Bond Market Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Total Bond Market Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. Robert F. Auwaerter, head of Fixed Income Portfolio Management and principal of Vanguard, has been in the investment management business since 1978. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of its target benchmark and peer group. The board concluded that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s most recent performance can be found on the Performance Summary page.

Cost

The board concluded that the portfolio’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory expense ratio was also well below its peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Total Stock Market Index Portfolio

During the six months ended June 30, 2008, the Total Stock Market Index Portfolio reflected the broad stock market’s distress, returning –11.1%; your portfolio closely tracked its benchmark index, the Standard & Poor’s Total Market Index.

The Total Stock Market Index Portfolio is a “fund-of-funds,” with about 80% of its assets invested in the Equity Index Portfolio of Vanguard Variable Insurance Fund and the remaining assets invested in Vanguard Extended Market Index Fund. The Equity Index Portfolio seeks to track the S&P 500 Index and is concentrated in large-cap companies. The Extended Market Index Fund pulls mid- and small-cap stocks into the portfolio; it seeks to track the performance of the S&P Completion Index. The index is made up of mid- and small-cap stocks that are not included in the S&P 500 Index. Because of the Equity Index Portfolio’s heavy weighting, you may wish to review that portfolio’s financial statements, which are included with this report.

Please note that the returns of portfolios in Vanguard Variable Insurance Fund are different from the portfolio returns in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Overall weakness hurt returns

During the first half of 2008, economic uncertainty rocked the broad stock market and depressed the return of the Total Stock Market Index Portfolio. Throughout the six-month period, inflationary pressure, rising unemployment, and historically high oil prices weighed on the economy and the stock market. The U.S. housing crisis continued to take its toll on the broad economy, further hurting consumer confidence. All but two of the market’s sectors—energy and materials—posted negative returns for the period. During this time, small- and mid-capitalization stocks fared slightly better than large-caps.

Financials—the index’s largest sector, on average—was by far the largest detractor for the half-year period, down –27%. Risky loans and high levels of write-downs shook investor confidence in the market’s largest investment and commercial banks, including Bear Stearns and Lehman Brothers. Mortgage giants Freddie Mac and Fannie Mae were hit hard by the continuing credit crisis. Information technology stocks also weighed on index returns, as consumers and corporations tightened their belts and Internet companies wrestled with weakness in online advertising. In the health care arena, pharmaceutical giants Merck and Pfizer continued to suffer from a backlog in the FDA approval process and from other regulatory setbacks. In industrials, General Electric, a significant holding in the index, was down 27% for the period.

The only two positive areas for the index were energy and materials. Energy prices continued to surge, lifting the stock prices of production and exploration companies, as well as those of equipment suppliers. The materials sector has continued to benefit from the global boom in commodities prices, as fast-developing Asian markets build new plants, equipment, and infrastructure on a massive scale.

A long-term focus is key during hard times

The past several months have been difficult for investors, as they watched the turmoil in the U.S. markets continue. At times like this, it helps to remember that when you adopt a long-term perspective and maintain a diversified portfolio, the market’s month-to-month ups and downs don’t seem as threatening.

In practice, this means building a portfolio that includes stocks, bonds, and short-term reserves, one that can provide some protection against market volatility while allowing you to participate in the long-term potential for growth in each asset class. The Total Stock Market Index Portfolio, with its comprehensive exposure to the broad U.S. stock market, can play a key role in such a well-balanced portfolio.

Total Returns
Six Months Ended
June 30, 2008
Total Stock Market Index Portfolio	–11.1%
S&P Total Market Index	–11.1
Average Multi-Cap Core Fund[1]	–10.6

Annualized Expense Ratios
Your Portfolio Compared With Its Peer Group
	Acquired Fund	Average
	Fees and	Multi-Cap
	Expenses[2]	Core Fund[3]
Total Stock Market Index Portfolio	0.16%	1.27%

1	Derived from data provided by Lipper Inc.
2

This figure represents a weighted average of the annualized expense ratios and any fees charged by the underlying mutual funds in which the Total Stock Market Index Portfolio invests. The portfolio does not charge any expenses or fees of its own. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

3	Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

1

Vanguard Total Stock Market Index Portfolio

Portfolio Profile

As of June 30, 2008

Total Portfolio Characteristics

Yield[1]	2.0%
Acquired Fund Fees and Expenses[2]	0.16%

Volatility Measures
Portfolio Versus
Target Index[3]
R-Squared	1.00
Beta	1.00

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Equity Index Portfolio	80.6%
Vanguard Extended Market Index Fund	19.4

Investment Focus

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

1	30-day SEC yield.
2

This figure represents a weighted average of the annualized expense ratios and any fees charged by the underlying mutual funds in which the Total Stock Market Index Portfolio invests. The portfolio does not charge any expenses or fees of its own. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

3	S&P Total Market Index.

2

Vanguard Total Stock Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): January 8, 2003–June 30, 2008

Average Annual Total Returns: Periods Ended June 30, 2008
				Since
	Inception Date	One Year	Five Years	Inception
Total Stock Market Index Portfolio	1/8/2003	–12.96%	8.53%	9.60%

1	Six months ended June 30, 2008.

2 Dow Jones Wilshire 5000 through June 17, 2005; S&P Total Market Index thereafter.

Note: See Financial Highlights table for dividend and capital gains information.

3

Vanguard Total Stock Market Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2008

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.2%)
U.S. Stock Funds (100.2%)
Vanguard Variable
Insurance Fund–Equity
Index Portfolio	17,810,986	437,972
Vanguard Extended
Market Index Fund
Investor Shares	2,847,611	105,219
Money Market Fund (0.0%)
1 Vanguard Market
Liquidity Fund, 2.405%	109,894	110
Total Investment Companies
(Cost $597,520)		543,301
Other Assets And Liabilities (–0.2%)
Other Assets		1,579
Liabilities		(2,624)
		(1,045)
Net Assets (100%)
Applicable to 21,049,945 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		542,256
Net Asset Value Per Share		$25.76

At June 30, 2008, net assets consisted of:[2]
	Amount	Per
	($000)	Share
Paid-in Capital	567,726	$26.97
Undistributed Net
Investment Income	8,970.43
Accumulated Net Realized Gains	19,779.94
Unrealized Depreciation	(54,219)	(2.58)
Net Assets	542,256	$25.76

•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	See Note C in Notes to Financial Statements for the tax-basis components of net assets.

4

Vanguard Total Stock Market Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2008
($000)
Investment Income
Income
Income Distributions Received	9,025
Net Investment Income—Note B	9,025
Realized Net Gain (Loss)
Capital Gain Distributions Received	15,317
Investment Securities Sold	4,574
Realized Net Gain (Loss)	19,891
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(96,285)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(67,369)

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,025	7,766
Realized Net Gain (Loss)	19,891	29,297
Change in Unrealized Appreciation (Depreciation)	(96,285)	(11,379)
Net Increase (Decrease) in Net Assets Resulting from Operations	(67,369)	25,684
Distributions
Net Investment Income	(7,786)	(5,582)
Realized Capital Gain[1]	(29,394)	(22,822)
Total Distributions	(37,180)	(28,404)
Capital Share Transactions—Note E
Issued	55,665	163,405
Issued in Lieu of Cash Distributions	37,180	28,404
Redeemed	(45,193)	(62,736)
Net Increase (Decrease) from Capital Share Transactions	47,652	129,073
Total Increase (Decrease)	(56,897)	126,353
Net Assets
Beginning of Period	599,153	472,800
End of Period[2]	542,256	599,153

1	Includes fiscal 2008 and 2007 short-term gain distributions totaling $195,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2	Net Assets—End of Period includes undistributed net investment income of $8,970,000 and $7,731,000.

5

Vanguard Total Stock Market Index Portfolio

Financial Highlights

	Six Months					Jan. 8,
	Ended					2003[1] to
For a Share Outstanding	June 30,	Year Ended December 31,				Dec. 31,
Throughout Each Period	2008	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$31.09	$31.27	$29.51	$28.60	$25.61	$20.00
Investment Operations
Net Investment Income	.43	.44[2]	.37	.28	.31	.23[2]
Capital Gain Distributions Received	.97	1.01	1.37	.43	.25	—
Net Realized and Unrealized Gain (Loss)
on Investments	(4.82)	.10	2.60	.98	2.63	5.38
Total from Investment Operations	(3.42)	1.55	4.34	1.69	3.19	5.61
Distributions
Dividends from Net Investment Income	(.40)	(.34)	(.29)	(.31)	(.10)	—
Distributions from Realized Capital Gains	(1.51)	(1.39)	(2.29)	(.47)	(.10)	—
Total Distributions	(1.91)	(1.73)	(2.58)	(.78)	(.20)	—
Net Asset Value, End of Period	$25.76	$31.09	$31.27	$29.51	$28.60	$25.61

Total Return	–11.08%	5.16%	15.52%	6.13%	12.55%	28.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$542	$599	$473	$318	$257	$150
Ratio of Total Expenses to
Average Net Assets—Note B	0%[3]	0%	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	1.59%*	1.40%	1.53%	1.10%	1.45%	1.04%*
Portfolio Turnover Rate	17%*	10%	7%	49%[4]	7%	7%

1	Inception.
2	Calculated based on average shares outstanding.
3	The acquired fund fees and expenses were 0.16% (annualized).
4	Includes activity related to a change in the portfolio’s target index.
*	Annualized.

Notes to Financial Statements

Vanguard Variable Insurance Fund Total Stock Market Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio's tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2007) and for the period ended June 30, 2008, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

6

Vanguard Total Stock Market Index Portfolio

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the portfolio. The service agreement provides that Vanguard will reimburse the portfolio’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the portfolio. Accordingly, all expenses incurred by the portfolio during the six months ended June 30, 2008, were reimbursed by Vanguard. The portfolio’s trustees and officers are also directors and officers of Vanguard and the funds in which the portfolio invests.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2008, the cost of investment securities for tax purposes was $597,520,000. Net unrealized depreciation of investment securities for tax purposes was $54,219,000, consisting of unrealized gains of $123,000 on securities that had risen in value since their purchase and $54,342,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the six months ended June 30, 2008, the portfolio purchased $83,682,000 of investment securities and sold $47,833,000 of investment securities other than temporary cash investments.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2008	December 31, 2007
	Shares	Shares
	(000)	(000)
Issued	1,994	5,193
Issued in Lieu of Cash Distributions	1,424	948
Redeemed	(1,638)	(1,992)
Net Increase (Decrease) in Shares Outstanding	1,780	4,149

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the portfolio’s current fiscal period.

The various inputs that may be used to determine the value of the portfolio’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2008, 100% of the portfolio’s investments were valued based on Level 1 inputs.

7

Vanguard Total Stock Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Total Stock Market Index Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total Stock Market Index Portfolio.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Stock Market Index Portfolio	12/31/2007	6/30/2008	Period[1]
Based on Actual Portfolio Return	$1,000.00	$889.17	$0.75
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.07	0.81

1

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The VVIF Total Stock Market Index Portfolio’s annualized expense figure for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense figure, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

8

Vanguard Total Stock Market Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Total Stock Market Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. Mr. Sauter has led the Quantitative Equity Group since 1987. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of its target benchmark and peer group. The board concluded that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s average weighted expense ratio (or acquired fund fees and expenses) was far below the average expense ratio charged by funds in its peer group. The portfolio does not incur advisory expenses directly. However, the board noted that each of the underlying funds in which the portfolio invests has advisory expenses well below the underlying fund’s peer-group average. Information about the portfolio’s acquired fund fees and expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

9

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table below shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years:
Trustee Since May 1987;	Chairman of the Board, Chief Executive Officer,
Chairman of the Board and	and Director/Trustee of The Vanguard Group, Inc.,
Chief Executive Officer	and of each of the investment companies served
156 Vanguard Funds Overseen	by The Vanguard Group. Director of Vanguard
Marketing Corporation.

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years:
Trustee Since January 2001	Applecore Partners (pro bono ventures in education);
156 Vanguard Funds Overseen	Senior Advisor to Greenwich Associates (international
business strategy consulting); Successor Trustee
of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the
Whitehead Institute for Biomedical Research.

Emerson U. Fullwood
Born 1948	Principal Occupation(s) During the Past Five Years:
Trustee Since January 2008	Executive Chief Staff and Marketing Officer for
156 Vanguard Funds Overseen	North America since 2004 and Corporate Vice
President of Xerox Corporation (photocopiers and
printers); Director of SPX Corporation (multi-
industry manufacturing), of the United Way of
Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years:
Trustee Since December 2001[2]	Chairman, President, and Chief Executive Officer
156 Vanguard Funds Overseen	of Rohm and Haas Co. (chemicals); Board Member
of the American Chemistry Council; Director of
Tyco International, Ltd. (diversified manufacturing
and services) since 2005.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years:
Trustee Since June 2006	President of the University of Pennsylvania since
156 Vanguard Funds Overseen	2004; Professor in the School of Arts and Sciences,
Annenberg School for Communication, and
Graduate School of Education of the University
of Pennsylvania since 2004; Provost (2001–2004)
and Laurance S. Rockefeller Professor of Politics
and the University Center for Human Values
(1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005
and of Schuylkill River Development Corporation
and Greater Philadelphia Chamber of Commerce
since 2004; Trustee of the National Constitution
Center since 2007.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years:
Trustee Since July 1998	Corporate Vice President and Chief Global Diversity
156 Vanguard Funds Overseen	Officer since 2006, Vice President and Chief
Information Officer (1997–2005), and Member of
the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of
the University Medical Center at Princeton and
Women’s Research and Education Institute.
André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years:
Trustee Since December 2004	George Gund Professor of Finance and Banking,
156 Vanguard Funds Overseen	Harvard Business School; Senior Associate Dean
and Director of Faculty Recruiting, Harvard
Business School; Director and Chairman of UNX,
Inc. (equities trading firm); Chair of the Investment
Committee of HighVista Strategies LLC (private
investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years:
Trustee Since January 1993	Chairman, President, Chief Executive Officer,
156 Vanguard Funds Overseen	and Director of NACCO Industries, Inc. (forklift
trucks/housewares/lignite); Director of Goodrich
Corporation (industrial products/aircraft systems
and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years:
Trustee Since April 1985	Retired Chairman and Chief Executive Officer
156 Vanguard Funds Overseen	of Rohm and Haas Co. (chemicals); Director
of Cummins Inc. (diesel engines) and
AmerisourceBergen Corp. (pharmaceutical
distribution); Trustee of Vanderbilt University
and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years:
Treasurer Since July 1998	Principal of The Vanguard Group, Inc.; Treasurer
156 Vanguard Funds Overseen	of each of the investment companies served by
The Vanguard Group.

F. William McNabb III
Born 1957	Principal Occupation(s) During the Past Five Years:
President Since March 2008	President of The Vanguard Group, Inc., and of each
156 Vanguard Funds Overseen	of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The
Vanguard Group (1995–2008).

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years:
Secretary Since July 2005	Managing Director of The Vanguard Group, Inc.,
156 Vanguard Funds Overseen	since 2006; General Counsel of The Vanguard
Group since 2005; Secretary of The Vanguard
Group, and of each of the investment companies
served by The Vanguard Group, since 2005;
Director and Senior Vice President of Vanguard
Marketing Corporation since 2005; Principal of
The Vanguard Group (1997–2006).

Vanguard Senior Management Team
R. Gregory Barton	Paul A. Heller
Mortimer J. Buckley	Michael S. Miller	Glenn W. Reed
Kathleen C. Gubanich	Ralph K. Packard	George U. Sauter

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1  Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds. More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy
Annuity and Insurance Services > 800-522-5555	voting guidelines,” or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov.
Institutional Investor Services > 800-523-1036	In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30.
Text Telephone for People	To get the report, visit either www.vanguard.com or www.sec.gov.
With Hearing Impairment > 800-952-3335

You can review and copy information about your portfolio at
Vanguard, Connect with Vanguard, and the ship logo are	the SEC’s Public Reference Room in Washington, D.C. To find
trademarks of The Vanguard Group, Inc. CFA® is a trademark	out more about this public service, call the SEC at 202-551-8090.
owned by CFA Institute.	Information about your portfolio is also available on the SEC’s website, and you can receive copies of this information, for a fee,
S&P 500® , Standard & Poor’s 500, and 500 are trademarks of	by sending a request in either of two ways: via e-mail addressed
The McGraw-Hill Companies, Inc., and have been licensed for	to publicinfo@sec.gov or via regular mail addressed to the Public
use by The Vanguard Group, Inc. Vanguard mutual funds are not	Reference Section, Securities and Exchange Commission,
sponsored, endorsed, sold, or promoted by Standard & Poor’s,	Washington, DC 20549-0102.
and Standard & Poor’s makes no representation regarding the
advisability of investing in the funds.

Russell is a registered trademark of The Frank Russell Company.

The funds or securities referred to herein that are offered by
The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction with
the offering of shares of any Vanguard fund
only if preceded or accompanied by the fund’s
current prospectus.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q692 082008

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD VARIABLE INSURANCE FUNDS

By:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: August 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD VARIABLE INSURANCE FUNDS

By:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: August 19, 2008

VANGUARD VARIABLE INSURANCE FUNDS

By:	(signature)
(HEIDI STAM)
THOMAS J. HIGGINS*
TREASURER

Date: August 19, 2008

*By Power of Attorney. Filed on January 18, 2008, see File Number 2-29601. Incorporated by Reference.